As filed with the Securities and Exchange Commission on November 4, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a)	Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds
Investor Class Shares	Class A Shares
Trust Class Shares	Class C Shares
Advisor Class Shares	Class R3 Shares
Institutional Class Shares	Class R6 Shares
Class E Shares
Dividend Growth Fund
Emerging Markets Equity Fund
Equity Income Fund
Focus Fund
Genesis Fund
Global Real Estate Fund
Greater China Equity Fund
International Equity Fund
International Select Fund
International Small Cap Fund
Intrinsic Value Fund
Large Cap Growth Fund (formerly Guardian Fund)
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Intrinsic Value Fund
Multi-Cap Opportunities Fund
Real Estate Fund
Small Cap Growth Fund
Sustainable Equity Fund
U.S. Equity Impact Fund

Annual Report
August 31, 2022

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of  Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2022 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
Following a strong showing in calendar year 2021, equity markets struggled through August this year as investors weighed intersecting concerns—the pandemic’s impacts on supply chains, high inflation, war in Ukraine, and fiscal tightening amidst a slowing global economy. The U.S., and developed and developing international markets, saw volatility and declines—and with increased risk aversion, a shift from economically sensitive to defensive stocks, from growth to value, and toward the relative stability of larger-cap names.
Tensions began in November, when Covid’s fast-spreading Omicron variant emerged, evading defenses. With vaccinations, improved treatments and immunity, it proved less deadly. However, it added to supply-chain disruptions, a key factor driving high inflation, especially as China imposed lockdowns under their zero-Covid policy.
Beginning in February, the war in Ukraine worsened sentiment and exacerbated inflation, particularly in Europe, which relies on Ukraine for grain and Russia for energy which is something to watch as another heating season approaches.
Central banks, whose stimulative policies powered global economies (and by extension, equity markets) through the depths of the pandemic, reversed course to combat inflation. This is a delicate balancing act that investors watch nervously, as too many rate hikes too quickly could push the global economy into recession.
At their July meeting, the U.S. Federal Reserve, hoping to reduce inflation to 2%, raised rates to between 2.25% and 2.5% from near zero in March, and set expectations for future rate increases. The Bank of Canada, Bank of England, and European Central Bank have also raised rates.
The International Monetary Fund forecasts global real Gross Domestic Product growth for 2022 at 3.2%, down from 6.1% in 2021. For the U.S., their estimate is 2.3%, down from last year’s 40-year high of 5.7%. Still, 2.3% is below the long-term average, and further slowing could be risky.
Although macroeconomic concerns are valid, fundamentals remain positive. Throughout the 12-month period ended August 31, 2022 (the reporting period), corporate earnings continued to beat estimates. Additionally, reshoring—driven by top-down policy (e.g., July’s CHIPS Act) and bottom-up supply-chain necessity—as well as a significant federal commitment to infrastructure, should support American businesses, labor and logistics. Wage growth slowed as the reporting period ended, which could help temper demand-side inflation; and unemployment increased slightly, a positive as more Americans began seeking work.
In our view, markets will likely remain volatile until inflation (and uncertainty) begins to fall meaningfully. But we believe that valuations are reasonable, with plenty of room to move as conditions improve. Until then, our managers will continue to employ strategies that have been tested across various cycles. With our research advantage, strict buy and sell disciplines, understanding of both portfolio and “wish list” companies, and longer-term view, we will continue working both to limit risk and to take advantage of the opportunities volatility always creates.
Thank you for your confidence in Neuberger Berman.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Equity Funds

Dividend Growth Fund Commentary (Unaudited)
Neuberger Berman Dividend Growth Fund Institutional Class generated a -9.99% total return for the fiscal year ended August 31, 2022 (the reporting period), outperforming its benchmark, the S&P 500® Index (the Index), which posted a -11.23% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
During the reporting period, the stock market declined as investors grappled with volatility driven in-part by mounting inflation and tighter monetary policies. By mid-2022, data from the Commerce Department showed that the U.S. economy shrank for the second quarter in a row. Excess inventories proved to be the culprit for the drop in real Gross Domestic Product, while higher borrowing costs weighed on housing activity. On the central bank front, the U.S. Federal Reserve Board (Fed) increased the Fed funds rate by 225 basis points (2.25%) during the reporting period as Fed chair Jerome Powell emphasized price stability to tame inflationary pressures.
The Fund seeks to provide gross current income in-line with the Index, while seeking capital appreciation driven by dividend per share growth. This approach seeks to identify companies with strong business models generating cash to both grow their business, while also providing rising dividend distributions to shareholders. Overall, we focus on companies with strong balance sheets, solid management teams, attractive free cash flow yields, and clear capital allocation strategies.
Top equity sector weights included 21% Information Technology, 16% Health Care, and 12% Financials at the end of the reporting period. Overall, the bulk of returns were generated from stocks across Energy and Utilities—while exposure to Communication Services, Materials, and Industrials dampened results.
During the reporting period, our Energy names posted outsized returns driven by stocks tied to production of oil and gas. Devon Energy was our top overall performer advancing more than 150% as the upstream business posted solid results with management reporting earnings growth driven by cost controls. Across the oil & gas complex, C-suites have articulated their commitment to balance sheet improvement while increasing shareholder returns through formalized fixed plus variable dividend models. From a capital allocation standpoint, Devon Energy has among the most transparent return of capital frameworks focused on stock buybacks and dividend increases, making this, in our view, an ideal holding given our investment style.
On the other end of the spectrum, within Industrials, Stanley Black & Decker declined by almost -50% during the reporting period as the company reported disappointing results related to supply chain cost increases.  After revisiting our investment thesis, this position was sold during the reporting period with the proceeds allocated elsewhere.
We believe caution is warranted as the U.S. economy grapples with greater uncertainty. In our view, geopolitics, inflation, and central bank actions are likely to continue to present headwinds for corporate earnings. We remain focused on business fundamentals and portfolio construction to navigate potential market volatility. As always, we will continue to favor high-quality, cash-generative, dividend paying stocks with managements focused on disciplined capital allocation.
We thank you for investing in our Fund.
Sincerely,
William D. Hunter and Shawn Trudeau
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	6.2%
Consumer Discretionary	10.1
Consumer Staples	4.7
Energy	4.7
Financials	12.2
Health Care	15.6
Industrials	10.3
Information Technology	20.8
Materials	4.8
Real Estate	3.8
Utilities	3.0
Short-Term Investments	3.8
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/15/2015	-9.99%	8.91%	11.02%
Class A	12/15/2015	-10.28%	8.52%	10.63%
Class C	12/15/2015	-10.96%	7.70%	9.79%
Class R6	12/15/2015	-9.82%	9.04%	11.12%
With Sales Charge
Class A		-15.44%	7.24%	9.66%
Class C		-11.82%	7.70%	9.79%
Index
S&P 500® Index[1,15]		-11.23%	11.82%	12.58%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.13%, 1.59%, 2.25% and 1.42% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70%, 1.06%, 1.81% and 0.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Dividend Growth Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Equity Fund Commentary (Unaudited)
Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of -24.20% for the fiscal year ended August 31, 2022 (the reporting period), trailing its benchmark, the MSCI Emerging Markets (EM) Index (Net) (the Index), which reported a total return of -21.80% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
EM equities lagged developed markets this reporting period as investor anxiety and risk aversion increased. High inflation, aggressive central bank tightening, slowing economic growth, and the war in Ukraine drove a negative turn in sentiment in January that persisted through the rest of this volatile period.
China’s zero-Covid policy was another factor, with an outsize influence on EM equities, given that China, the world’s second largest economy, is more than 30% of the Index. The policy intermittently shut down major cities including Shanghai and Beijing. Restricted mobility hurt consumer spending, and shuttered workplaces compounded global supply chain issues. Finally, under severe sanctions, Russia’s market, over 3% of the Index pre-Ukraine invasion, was written down during this reporting period as well.*
Within the Index, Utilities posted positive results. Financials and Industrials outperformed, with relatively small losses, and Health Care, Consumer Discretionary, and Communication Services declined most—all dragged lower by their Chinese constituents. By country, commodity markets prospered: Qatar, Indonesia and Kuwait outperformed, up by double digits. Outside of Russia, Hungary and Poland saw the most significant drops. Amongst large constituents, China fell double digits, while India only lost a low single digit percentage of its value.
As risk aversion increased, investors shifted from growth to value stocks, putting the stocks of companies we prefer at a disadvantage. The Fund’s lag was largely due to stock selection within Industrials, Energy and Consumer Discretionary. By country, performance was hurt by an underweight versus the Index towards the better-performing cyclical stocks based in commodity-linked markets of Brazil and Indonesia, while penalized for our overweight early in the reporting period to the falling Russian market.
Individual detractors included Taiwan Semiconductor Manufacturing Co., which fell in sympathy with the broader Information Technology (IT) hardware sector on concerns about customer demand, and Tencent, which continued to face local Chinese regulatory scrutiny of the internet sector.
We outperformed the Index within Health Care, IT, and Financials, and by country, with names based in China, India and Chile.
Top contributors included India’s National Stock Exchange**, and Chile’s Sociedad Quimica y Minera. India’s financial bourse operator reported strong fiscal year results, with yearly revenues increasing 55%, and the Chilean lithium and fertilizer producer benefited from higher commodity prices due to the disruption in competing supply from Russia and Ukraine.
While Chinese policy has turned incrementally positive, current headlines remain negative given lockdowns and weak economic indicators. We believe the Chinese government’s preoccupation with the upcoming leadership transition means economic policy, which needs attention, has taken a back seat. The team continues to identify idiosyncratic opportunities there in the meanwhile. India remains our top overweight due to the rich set of fundamentally attractive opportunities there to us. Stronger relative returns for the portfolio’s key overweight sectors, IT and Consumer Staples, toward the end of this reporting period were heartening after recent struggles.
We continue employing our slow and steady bottom-up approach, trading at the margins where opportunities arise. While short-term performance is frustrating, we believe our strategy, research strength and diversification positions the Fund for strong risk-adjusted performance longer term. Should quality growth overtake value, as is typical in a slower growth global economy, prospects for the types of stocks that meet our parameters could improve sooner rather than later.

Sincerely,
Conrad Saldanha
Portfolio Manager
* Effective after the close on March 9, 2022, MSCI reclassified MSCI Russia Indexes from Emerging Markets to Standalone Markets status. At that time, all Russian securities were removed from the Index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/GDRs constituents.
** National Stock Exchange of India is a private company. Investments in private companies involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in private companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	-24.20%	-1.36%	2.49%	5.73%
Class A	10/08/2008	-24.42%	-1.64%	2.23%	5.46%
Class C	10/08/2008	-24.97%	-2.36%	1.46%	4.67%
Class R3[10]	06/21/2010	-24.73%	-2.03%	1.80%	5.10%
Class R6[21]	03/15/2013	-24.13%	-1.27%	2.57%	5.79%
With Sales Charge
Class A		-28.77%	-2.79%	1.62%	5.01%
Class C		-25.71%	-2.36%	1.46%	4.67%
Index
MSCI Emerging Markets Index (Net)[1,15]		-21.80%	0.59%	2.92%	5.50%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.23%, 1.57%, 2.32%, 1.92% and 1.10% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51% and 2.26% for Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratios for each of Institutional Class, Class R3 and Class R6 include each class’s repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary (Unaudited)
Neuberger Berman Equity Income Fund Institutional Class generated a 0.12% total return for the fiscal year ended August 31, 2022 (the reporting period), outperforming its benchmark, the Russell 1000 Value® Index (the Index), which posted a -6.23% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
On April 1, 2022, the Fund began comparing its performance to the Index rather than the S&P 500® Index because the Index has characteristics that are more representative of the Fund’s investment strategy than the S&P 500 Index.  From the close of April 1, 2022 (the effective date of the change) through the end of the reporting period, the Fund’s Institutional Class returned -10.00%, underperforming the Index, which returned -9.61%.  For the entire reporting period, the Fund’s Institutional Class returned 0.12%, outperforming the prior benchmark, which returned -11.23% for the reporting period.
During the reporting period, the stock market declined as investors grappled with volatility driven in-part by mounting inflation and tighter monetary policies. By mid-2022, data from the Commerce Department showed that the U.S. economy shrank for the second quarter in a row. Excess inventories proved to be the culprit for the drop in real Gross Domestic Product, while higher borrowing costs weighed on housing activity. On the central bank front, the U.S. Federal Reserve Board (Fed) increased the Fed funds rate by 225 basis points (2.25%) during the reporting period as Fed chair Jerome Powell emphasized price stability to tame inflationary pressures.
The Fund is an objective-based strategy, targeting a total return between stocks and bonds with limited volatility relative to the Index. Overall, the portfolio is diversified among dividend-paying stocks selected through extensive analysis of cash flow prospects, that we believe have the ability to sustain and grow dividends.
Top equity sector holdings included approximately 15% Health Care, 12% Utilities, and 12% Industrials at the end of the reporting period. Overall, the bulk of the Fund’s total returns were generated from our allocations across Energy, Utilities, and Consumer Staples—while exposure to Consumer Discretionary, Industrials, and Financials modestly dampened results.
In aggregate, strong stock selection across Energy generated the bulk of returns. The Fund maintains an overweight to Energy as we believe exposure to this sector can help offset inflationary headwinds. Additionally, several C-suites across the oil and gas complex have articulated disciplined capital allocation plans focused on variable dividend programs tied to free cash flow. During the reporting period, ConocoPhillips proved to be our top performer, advancing by more than 100%. Overall, the world’s largest upstream oil gas producer posted handsome earnings, generating $5.9bn in free cash flow during the second quarter of 2022.  ConocoPhillips also repurchased $2.3bn in stock while returning another $1bn to investors in the form of dividends.
Sticking with commodities, within Materials, our companies posted outsized returns relative to other sector constituents. While stock selection was strong across Materials, Newmont was an outlier as shares of the global miner proved to be our biggest loser, declining by more than -20%. During the reporting period, shares in the gold miner experienced selling pressure due to higher-than-expected operating costs tied to supply chain, labor shortages, and higher diesel fuel costs. This position was sold during the reporting period.
The Fund’s use of written options contributed positively to performance during the reporting period.
Despite a challenging macroeconomic backdrop, our analysis suggests stocks with dividend yields greater than 2.5% are priced close to their greatest standard deviation discount to the broader market since the “Tech Boom” of the late 1990s. We believe investors can benefit from purchasing high quality dividend paying companies, which we believe are now at reasonable, even cheap, valuations. Specifically, we firmly believe our approach to equity income provides an attractive inflationary hedge, while providing reasonable current income and the chance for capital appreciation.
We thank you for investing in our Fund.

Sincerely,
Richard Levine and Sandy Pomeroy
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX
Class E	NBHEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	2.0%
Consumer Discretionary	5.6
Consumer Staples	5.3
Energy	11.4
Financials	11.0
Health Care	14.7
Industrials	12.0
Information Technology	7.9
Materials	6.9
Real Estate	7.6
Utilities	12.6
Short-Term Investments	3.0
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[13]	06/09/2008	0.12%	7.45%	8.05%	7.62%
Class A13	06/09/2008	-0.26%	7.06%	7.64%	7.26%
Class C13	06/09/2008	-0.98%	6.25%	6.84%	6.55%
Class R3[13]	06/21/2010	-0.51%	6.76%	7.34%	7.08%
Class E13	01/11/2022	0.53%	7.53%	8.09%	7.65%
With Sales Charge
Class A13		-5.98%	5.79%	7.01%	6.86%
Class C13		-1.88%	6.25%	6.84%	6.55%
Index
Russell 1000® Value Index^[1,15]		-6.23%	7.86%	10.52%	6.74%
S&P 500® Index[1,15]		-11.23%	11.82%	13.08%	9.12%
*The performance data for each class includes the performance of the Fund’s oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund’s Institutional Class from June 9, 2008 through June 21, 2010. The performance data for Class E also includes the performance of the Fund's Institutional Class from June 9, 2008 through January 11, 2022. See endnote 13 for information about the effects of the different fees paid by each class.
^Effective April 1, 2022, the Fund began comparing its performance to the Russell 1000® Value Index rather than the S&P 500® Index because the Russell 1000 Value Index has characteristics that are more representative of the Fund’s investment strategy than its former index, the S&P 500 Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.70%, 1.06%, 1.81% and 1.34% for Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2022 is 0.55% for Class E (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio for fiscal year 2022 is 0.05% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.

Equity Income Fund (Unaudited)

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary (Unaudited)
Neuberger Berman Focus Fund Investor Class generated a -29.67% total return for the fiscal year ended August 31, 2022 (the reporting period), underperforming the -15.88% total return of its benchmark, the MSCI All Country World Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The global equity market generated weak results during the reporting period. While the market rallied several times, it was not enough to offset a number of sharp downturns. Investor sentiment was challenged by elevated inflation and aggressive central bank rate hikes that have negatively impacted and could continue to negatively impact the economy and corporate profits. Supply chain shortages, repercussions from the war in Ukraine, and other geopolitical issues also weighed on the market. All told, as noted above, the Index returned -15.88% for the reporting period.
A combination of stock selection and sector allocation drove the Fund’s relative underperformance versus the Index during the reporting period. Looking at stock selection, certain holdings in the Consumer Discretionary, Information Technology (IT) and Consumer Staples sectors were the largest detractors from relative performance. Individual stocks that negatively impacted returns included online travel company Expedia Group, Inc., U.K. online entertainment company, Entain PLC and IT services company Thoughtworks Holding, Inc. We eliminated our positions in Expedia Group, Inc. and Entain PLC during the reporting period. On the upside, certain positions in the Communication Services, Health Care and Real Estate sectors were the largest contributors to relative performance. In terms of individual stocks, IT services company EPAM Systems, Inc., insurance company Progressive Corp. and specialty retail Ulta Beauty were the most beneficial for returns.
In terms of sector allocation, lack of exposure to Energy during the reporting period was the largest negative for relative performance. An overweight to Consumer Discretionary versus the Index was also a headwind for returns. On the upside, an overweight to Industrials and a small cash position were additive to relative performance.
We are comfortable with our portfolio relative to baseline economic scenarios, which anticipate further central bank rate hikes and slower economic growth. While we could be surprised by further geopolitical developments, we believe our holdings are well positioned. We also invest in a number of companies that we believe already discount an adverse interest rate scenario. While a macroeconomic or geopolitical surprise could drive an incremental selloff in these companies, we believe they adequately discount the anticipated path of rate increases. Meanwhile, traditional defensive companies have already exhibited significant outperformance, and we believe they are trading at elevated valuations versus the broader market. While further outperformance is possible in a deep recession, we believe they are likely to underperform in less adverse scenarios. We therefore prefer more idiosyncratic situations that we believe have the potential to outperform in a wider range of economic scenarios.
With respect to overall portfolio positioning, we maintain an overweight in the Consumer Discretionary sector. We also maintain a sizeable position in the North American railways, a handful of idiosyncratic telecom companies, as well as three insurers. This is very much in keeping with our insight-orientated approach. While the market environment over the last year has been challenging, we remain laser-focused on delivering strong returns for our shareholders and outperforming the Index on a multi-year basis.
Sincerely,
Timothy Creedon and Hari Ramanan
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	17.1%
Consumer Discretionary	20.4
Consumer Staples	4.9
Financials	8.6
Health Care	5.6
Industrials	17.8
Information Technology	21.3
Materials	1.3
Short-Term Investments	3.0
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[8]
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	-29.67%	5.28%	9.50%	10.09%
Trust Class[3]	08/30/1993	-29.82%	5.08%	9.29%	10.06%
Advisor Class[4]	09/03/1996	-29.93%	4.89%	9.11%	9.99%
Institutional Class[5]	06/21/2010	-29.57%	5.44%	9.67%	10.13%
Class A19	06/21/2010	-29.83%	5.06%	9.27%	10.05%
Class C19	06/21/2010	-30.35%	4.27%	8.47%	9.90%
With Sales Charge
Class A19		-33.87%	3.83%	8.63%	9.96%
Class C19		-30.92%	4.27%	8.47%	9.90%
Index
MSCI All Country World Index (Net)[1,15]		-15.88%	6.97%	8.70%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.88%, 1.09%, 1.29%, 0.74%, 1.12%, and 1.89% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios for each of Institutional Class and Class A include each class’s repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratio was 1.87% for Class C shares, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary (Unaudited)
Neuberger Berman Genesis Fund Investor Class generated a -14.63% total return for the fiscal year ended August 31, 2022 (the reporting period), outperforming the -17.88% total return of its benchmark, the Russell 2000® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The equity market generated weak results during the reporting period. While the market rallied several times, it was not enough to offset a number of sharp downturns. Investor sentiment was challenged by elevated inflation and aggressive U.S. Federal Reserve Board (Fed) rate hikes that have negatively impacted and could continue to negatively impact the economy and corporate profits. Supply chain shortages and repercussions from the war in Ukraine also weighed on the market. Within the Index, high quality (profitable with the highest return on equity) and less risky (higher market caps and lower volatility versus the S&P 500® Index) companies outperformed.
While the Fund couldn’t avoid the market’s steep decline, it outperformed the Index on a relative basis due to strong stock selection, which was partially offset by negative sector allocation. In particular, our high-quality bias that emphasizes companies with attractive financial characteristics, such as above average profitability, consistent free cash flow generation and conservative balance sheets, was rewarded. In terms of stock selection, the Fund’s strongest relative results were in the Information Technology (IT), Communication Services and Health Care sectors. Conversely, stock selection in the Industrials, Materials and Real Estate sectors were drags on results.
From a sector allocation perspective, the lack of Energy exposure throughout most of the reporting period was the largest drag on results. We initiated positions in the Energy sector in the second quarter of 2022, as we began to see evidence that management teams have become more disciplined, adopting more shareholder friendly capital allocation strategies. That said, we remain underweight in the sector, as we anticipate commodity prices to remain highly volatile. An overweight to IT versus the Index also detracted from results, as it was among the weakest performing sectors over the reporting period.  Our bottom-up research approach and quality orientation lead us to the companies we own in the IT sector, rather than a desire to be overweight in this area of the market. Conversely, the Fund’s limited exposure to traditional Biotechnology companies, which in the small-cap space tend to be speculative and lower quality, added meaningfully to relative results, as these companies declined sharply during the reporting period.
The markets continue to grapple with several variables, including some that are counteracting in terms of economic growth and inflation. These include the U.S. dollar, interest rates, retail spending, and consumer/business confidence. The ongoing conflict in Ukraine has created supply shortages for many commodities, leading to inflationary pressures. China’s zero-Covid lockdown policy is disinflationary/deflationary for commodities, but inflationary for tradeable goods. However, if the Chinese lockdowns were to be lifted it could be inflationary for commodities and disinflationary/deflationary for tradeable goods. At the same time, the Fed is squarely focused on restoring price stability by increasing the Fed funds rates, with their expectation that this will depress demand and bring inflation under control. This cocktail of ingredients has understandably led to increasing concern around the potential for a recession in the U.S. and globally.  With potential macro-outcomes highly uncertain and even diametrically opposed, we are striving to maintain balance in the portfolio across sectors. We are confident that investing in a diversified portfolio of financially strong companies, with sustainable and highly differentiated business models, is a prudent approach for long-term investment success.
Sincerely,
Judith M. Vale, Robert W. D'Alelio, Brett S. Reiner and Gregory G. Spiegel
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX
Class E	NRGEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	3.9%
Consumer Discretionary	11.3
Consumer Staples	2.8
Energy	2.3
Financials	13.8
Health Care	11.7
Industrials	23.5
Information Technology	23.7
Materials	3.5
Real Estate	1.3
Short-Term Investments	2.2
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	09/27/1988	-14.63%	10.40%	11.15%	11.85%
Trust Class[3]	08/26/1993	-14.71%	10.31%	11.06%	11.82%
Advisor Class[4]	04/02/1997	-14.93%	10.02%	10.76%	11.59%
Institutional Class[5]	07/01/1999	-14.50%	10.58%	11.34%	12.00%
Class R6[22]	03/15/2013	-14.41%	10.68%	11.42%	11.93%
Class E24	01/11/2022	-14.10%	10.54%	11.22%	11.87%
Index
Russell 2000® Index[1,15]		-17.88%	6.95%	10.01%	9.28%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.99%, 1.09%, 1.34%, 0.84% and 0.74% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2022 is 0.69% for Class E (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio for fiscal year 2022 is 0.03% for Class E after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Class R6 includes the class’s repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.

Genesis Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Real Estate Fund Commentary (Unaudited)
Neuberger Berman Global Real Estate Fund Institutional Class generated a -14.76% total return for the fiscal year ended August 31, 2022 (the reporting period), outperforming the -16.93% total return of its benchmark, the FTSE EPRA Nareit Developed Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The global equity market, as measured by the MSCI All Country World Index (Net) (MSCI ACWI) generated weak results during the reporting period. While the market rallied several times, it was not enough to offset a number of sharp downturns. Investor sentiment was challenged by elevated inflation and aggressive central bank rate hikes that could negatively impact the economy and corporate profits. Supply chain shortages, repercussions from the war in Ukraine, and other geopolitical issues also weighed on the market. All told, the MSCI ACWI returned -15.88% for the reporting period. Comparatively, global real estate investment trusts (REITs), as measured by the Index, generated weaker results.
The Fund outperformed the Index on a relative basis during the reporting period. Both stock selection and country positioning contributed to the Fund’s relative returns. From a stock selection perspective, holdings in the Real Estate Holding & Development, Specialty REITs and Office REITs sectors were the most additive for returns versus the Index.  In terms of individual holdings, Public Storage, VICI Properties, Inc., and Duke Realty Corp. were the largest contributors to performance. On the downside, holdings in the Industrial REITs, Residential REITs and Storage REITs sectors were the largest detractors from relative returns. Several individual holdings were headwinds for performance, including Mitsui Fudosan Logistics Park, Inc., Segro PLC and Vonovia SE.
In terms of the Fund’s positioning from a country perspective, underweights in Germany and Sweden versus the Index were the most beneficial for relative returns. On the downside, an overweight in the U.K and an underweight in the U.S. were the largest detractors from relative performance.
Looking ahead, we remain concerned about persistent inflation, slowing economic growth, and a likely hawkish stance by the U.S. Federal Reserve Board.  Meanwhile, we believe real estate fundamentals remain solid for most property types. In addition, higher inflation can be viewed as positive for the owners of real estate assets, as landlords can raise the rent they charge tenants. As it relates to the possibility of a recession, they spare few asset classes and increased unemployment could lead to lower tenant demand. We believe REITs are better prepared for reduced business demand with stronger balance sheets, lower new construction activity and diverse demand drivers. Meanwhile, we are monitoring the potential long-term effects of pandemic-driven changes on real estate. We anticipate that over the long-term hybrid work arrangements are likely to temper overall demand for office space. Finally, we believe advancements in technology will lead to significant investments in network and infrastructure that benefit data center and infrastructure REITs.
Overseas, the Continental European real estate market has experienced a significant pullback. Concerns over Nordic companies’ leverage and German residential outlook have intensified as higher interest rates placed increasing pressure on capital values and higher fuel cost and inflation rates may erode affordability. In the U.K, newly elected Prime Minister, Liz Truss takes over during a period of high inflation, slowing growth, and continued market uncertainty. Overall, we maintain a preference for companies in sectors enjoying secular tailwinds, such as logistics, self-storage and student housing. For Asia, the U.S. interest rate outlook has replaced China’s regulatory risk as the main market overhang. U.S. rate hikes are expected to translate into higher rates in Hong Kong and Singapore, while putting pressure on Australia and Japan to normalize their monetary policy. In view of the uncertain macro backdrop, we have adopted a defensive positioning posture in Asia.
Sincerely,
Steve Shigekawa, Brian C. Jones and Anton Kwang
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS[9]
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/30/2014	-14.76%	4.75%	4.84%
Class A	12/30/2014	-15.09%	4.34%	4.45%
Class C	12/30/2014	-15.75%	3.57%	3.67%
With Sales Charge
Class A		-19.96%	3.11%	3.65%
Class C		-16.54%	3.57%	3.67%
Index
FTSE EPRA Nareit Developed Index (Net)[1,15]		-16.93%	1.75%	2.29%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 10.46%, 11.06% and 11.69% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Real Estate Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Greater China Equity Fund Commentary (Unaudited)
Neuberger Berman Greater China Equity Fund Institutional Class generated a -28.71% total return for the fiscal year ended August 31, 2022 (the reporting period), underperforming its benchmark, the MSCI China All Shares Index (Net) (the Index), which returned -24.33% over the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Over the reporting period, China equity markets experienced significant volatility given uncertainties on the government’s regulatory reform within the internet sector, as well as moderating economic growth driven by the property market slowdown and Covid-19 lockdowns. There were also heightened concerns about power shortage and geopolitical tensions.
In response to the slowing economic momentum, the People’s Bank of China cut the required reserve ratio, policy interest rates and 1-year and 5-year loan prime rates twice over the reporting period. Policymakers introduced fiscal policies to boost consumption and investments and targeted measures to stabilize the real estate market. On the regulatory front, the government’s tone on large platform companies has turned more supportive and senior leaders have vowed to support the healthy development of the digital economy in a number of high-level policymaker meetings. The U.S. and China regulators have also reached a deal on resolving the audit dispute at the end of August, potentially removing the delisting risk for U.S.-listed Chinese ADRs.
While the Covid-19 risk remains a near-term overhang, there have been modifications to the zero-Covid policy which includes the reduction of the quarantine period for inbound travelers and adoption of frequent mass testing in major cities and production hubs. There have also been positive developments on vaccines and oral treatments, which may lead to more meaningful relaxation of Covid containment measures albeit the timing remains uncertain.
For the reporting period, contributors to performance relative to the Index included Real Estate (stock selection), Information Technology (underweight versus the Index) and Consumer Staples (stock selection in the Food Products industry). Detractors from performance relative to the Index included Financials (significant underweight and stock selection in Banks and Insurance), Energy (underweight and stock selection in Oil, Gas & Consumable Fuels) and Industrials (stock selection in the Road & Rail and Machinery industries).
As of August 31, 2022, the Fund’s largest sector overweight relative to the Index was Materials, followed by Industrials and Consumer Staples. The largest sector underweight was Financials, followed by Communication Services and Utilities (where the Fund had no exposure). The Fund’s top 10 positions comprised more than 50% of total net assets at the end of the reporting period.
Looking ahead, we believe China’s economic recovery will likely pick up gradually after the 20th National Congress of the Chinese Communist Party in October where the government is expected to adopt a more pro-growth policy stance. That said, external demand for Chinese exports may see potential downside risk with heightened inflation and central bank tightening in many parts of the world. As such, the Fund continues to identify high quality companies with good earnings visibility and long-term growth prospects capable of weathering the uncertain macro environment in the horizon.
Sincerely,
Lihui Tang and Frank Yao
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	4.1%
Consumer Discretionary	23.2
Consumer Staples	12.3
Financials	7.8
Health Care	5.8
Industrials	12.8
Information Technology	6.9
Materials	23.8
Real Estate	3.2
Short-Term Investments	0.1
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

EXCHANGE ALLOCATION
(as a % of Long Term Investments)
Mainland China	48.2%
Hong Kong	48.3%
United States	3.5%
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	Life of Fund
At NAV
Institutional Class	07/17/2013	-28.71%	0.88%	8.13%
Class A	07/17/2013	-28.95%	0.50%	7.80%
Class C	07/17/2013	-29.51%	-0.24%	6.94%
With Sales Charge
Class A		-33.03%	-0.68%	7.10%
Class C		-30.18%	-0.24%	6.94%
Index
MSCI China All Shares Index (Net)[1,15]		-24.33%	-0.67%	4.94%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.80%, 2.26% and 3.06% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 1.87% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Equity Fund Commentary (Unaudited)
Neuberger Berman International Equity Fund Institutional Class generated a total return of -27.29% for the fiscal year ended August 31, 2022 (the reporting period), trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a -19.80% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
International developed equity markets declined along with all other major markets this period, beginning in January. As central bank support from the pre-vaccine pandemic unwound, the markets began to shift.
Investor sentiment turned negative on high inflation data, and whether central bank actions aimed at slowing the economy (to curb inflation) would cause higher real rates1 and push developed economies toward recession. Ongoing Covid lockdowns in China and pandemic-remnant supply chain issues continued to plague markets, as did the war in Ukraine, which among other concerns, added inflationary pressures on food and energy.
The Index lagged the S&P 500® Index (which measures U.S. equity performance) but outperformed the MSCI Emerging Markets Index this reporting period. Within the Index, all sectors declined except for Energy, which advanced on oil and gas commodity price pressures. The defensive Consumer Staples and Utilities sectors saw smaller losses than average, as did Financials, benefiting from rising rates. Information Technology, Industrials, and Consumer Discretionary declined most, on fears of economic slowdown. By country, Norway, an oil economy, was slightly positive, and Portugal and the U.K. posted small losses. The Netherlands, Germany, and Austria saw the largest declines.
Since the January shift, investor preference for value stocks over quality and growth has meant an uphill battle for the Fund on a relative basis. While this trend lessened somewhat as the reporting period progressed, stock selection detracted for the full period, especially within Consumer Discretionary, Health Care, and Materials. Our underweight versus the Index to Energy was also a factor. By country, holdings based in the U.K. and Japan, and our zero allocation to Australia detracted.
Techtronic Industries, a Hong Kong listed power tool manufacturer was weak on concerns over slowing U.S. housing demand and retail/DIY spending amid an accelerated rate hike cycle. Techtronic and adidas, the German sports apparel name, were the largest detractors.
However, underweights to Real Estate, Communication Services, and Consumer Discretionary versus the Index benefited relative performance, as did holdings based in Sweden and Singapore, and an opportunistic allocation to U.S.-listed names.
Tokio Marine, the Japan-based global insurer, contributed most, with positive trends across its business lines and Japanese automaker Toyota was also a positive contributor given both stocks were sold before the broader market sell off in March.
Looking forward, we are evaluating a possible longer-term regime change in equity markets. The decade following 2008’s global financial crisis was characterized by low inflation, ultra-low interest rates and underinvestment. The possible shift to a new regime of higher inflation, higher rates and higher capital spending in areas including infrastructure, energy transition, reshoring, and housing could mean a brighter future for real economy stocks.
Seismic events, such as the pandemic and war in Ukraine, are upending many widely held norms. It is our duty as thoughtful investors to scrutinize the potentially changing landscape. As we consider related investment ideas, we adhere to our long-standing quality framework. In our view, the key challenge will be striking the right balance between attractive secular growth opportunities—where this year’s sell-off has pushed valuations on many quality growth names into more appealing territory—and companies with inflation-protecting hard assets that benefit from higher nominal growth in the long-term.

Although our recent performance has lagged the Index, we believe our quality at a reasonable price philosophy and disciplined, repeatable investment process can generate attractive long-term, risk-adjusted returns.
Sincerely,
Elias Cohen
Portfolio Manager
1 A real interest rate is an interest rate that has been adjusted to remove the effects of inflation. Once adjusted, it reflects the real cost of funds to a borrower and the real yield to a lender or to an investor.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX
Class E	NIQEX

PERFORMANCE HIGHLIGHTS[7]
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[12]	01/28/2013	-27.43%	1.53%	4.85%	4.25%
Trust Class[12]	01/28/2013	-27.49%	1.47%	4.79%	4.21%
Institutional Class	06/17/2005	-27.29%	1.76%	5.04%	4.35%
Class A12	01/28/2013	-27.53%	1.41%	4.67%	4.15%
Class C12	01/28/2013	-28.09%	0.65%	3.92%	3.71%
Class R6[21]	09/03/2013	-27.18%	1.87%	5.13%	4.41%
Class E25	01/11/2022	-26.90%	1.87%	5.09%	4.39%
With Sales Charge
Class A12		-31.71%	0.22%	4.06%	3.79%
Class C12		-28.73%	0.65%	3.92%	3.71%
Index
MSCI EAFE® Index (Net)[1,15]		-19.80%	1.63%	5.00%	4.08%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.16%, 1.24%, 0.99%, 1.35%, 2.11% and 0.89% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2022 is 0.84% for Class E (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 1.22%, 1.97% and 0.76% for Institutional Class, Class A, Class C and Class R6 shares, respectively, and the estimated expense ratio for fiscal year 2022 is 0.06% for Class E, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Select Fund Commentary (Unaudited)
Neuberger Berman International Select Fund Trust Class generated a total return of -26.93% for the fiscal year ended August 31, 2022 (the reporting period), trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a -19.80% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
International developed equity markets declined along with all other major markets this period, beginning in January. As central bank support from the pre-vaccine pandemic unwound, the markets began to shift.
Investor sentiment turned negative on high inflation data, and whether central bank actions aimed at slowing the economy (to curb inflation) would cause higher real rates1 and push developed economies toward recession. Ongoing Covid lockdowns in China and pandemic-remnant supply chain issues continued to plague markets, as did the war in Ukraine, which among other concerns, added inflationary pressures on food and energy.
The EAFE Index lagged the S&P 500® Index (which measures U.S. equity performance) but outperformed the MSCI Emerging Markets Index this reporting period. Within the Index, all sectors declined except for Energy, which advanced on oil and gas commodity price pressures. The defensive Consumer Staples and Utilities sectors saw smaller losses than average, as did Financials, benefiting from rising rates. Information Technology, Industrials, and Consumer Discretionary declined most, on fears of economic slowdown. By country, Norway, an oil economy, was slightly positive, and Portugal and the U.K. posted small losses. The Netherlands, Germany, and Austria saw the largest declines.
Since the January shift, investor preference for value stocks over quality and growth has meant an uphill battle for the Fund on a relative basis. While this trend lessened somewhat as the period progressed, stock selection detracted for the full period, especially within Consumer Discretionary, Health Care, and Materials. Our underweight versus the Index to Energy was also a factor. By country, holdings based in the U.K., Japan, and Hong Kong detracted.
Techtronic Industries, a Hong Kong listed power tool manufacturer was weak on concerns over slowing U.S. housing demand and retail/DIY spending amid an accelerated rate hike cycle. Techtronic and adidas, the German sports apparel name, were the largest detractors.
A zero weighting to Real Estate and stock selection and an overweight in Financials versus the Index benefited relative performance, as did holdings based in Sweden and Singapore, and an opportunistic allocation to U.S.-listed names.
Tokio Marine, the Japan-based global insurer, contributed most, with positive trends across its business lines and Japanese automaker Toyota was also a positive contributor given both stocks were sold before the broader market sell off in March.
Looking forward, we are evaluating a possible longer-term regime change in equity markets. The decade following 2008’s global financial crisis was characterized by low inflation, ultra-low interest rates and underinvestment. The possible shift to a new regime of higher inflation, higher rates and higher capital spending in areas including infrastructure, energy transition, reshoring, and housing could mean a brighter future for real economy stocks.
Seismic events, such as the pandemic and war in Ukraine, are upending many widely held norms. It is our duty as thoughtful investors to scrutinize the potentially changing landscape. As we consider related investment ideas, we adhere to our long-standing quality framework. In our view, the key challenge will be striking the right balance between attractive secular growth opportunities—where this year’s sell-off has pushed valuations on many quality growth names into more appealing territory—and companies with inflation-protecting hard assets that benefit from higher nominal growth in the long-term.

Although our recent performance has lagged the Index, we believe our quality at a reasonable price philosophy and disciplined, repeatable investment process can generate attractive long-term, risk-adjusted returns.
Sincerely,
Elias Cohen
Portfolio Manager
1 A real interest rate is an interest rate that has been adjusted to remove the effects of inflation. Once adjusted, it reflects the real cost of funds to a borrower and the real yield to a lender or to an investor.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX
Class R6	NRILX

PERFORMANCE HIGHLIGHTS[7]
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	-26.93%	2.00%	4.69%	3.07%
Institutional Class[6]	10/06/2006	-26.61%	2.36%	5.06%	3.43%
Class A14	12/20/2007	-26.89%	1.98%	4.67%	3.06%
Class C14	12/20/2007	-27.45%	1.22%	3.89%	2.36%
Class R3[14]	05/27/2009	-27.06%	1.74%	4.42%	2.84%
Class R6[23]	04/17/2017	-26.59%	2.44%	4.93%	3.22%
With Sales Charge
Class A14		-31.11%	0.78%	4.06%	2.69%
Class C14		-28.10%	1.22%	3.89%	2.36%
Index
MSCI EAFE® Index (Net)[1,15]		-19.80%	1.63%	5.00%	2.77%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.41%, 0.97%, 1.34%, 2.12%, 1.60% and 0.88% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.16%, 0.81%, 1.17%, 1.92%, 1.42% and 0.71% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Small Cap Fund Commentary (Unaudited)
Neuberger Berman International Small Cap Fund Institutional Class reported a total return of -30.79% for the fiscal year ended August 31, 2022 (the reporting period), trailing the -25.98% total return of its benchmark, the MSCI EAFE® Small Cap Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
International developed equity markets advanced in the early part of the reporting period, but along with other major markets, began declining in January as investor angst increased. Concerns about the global economy— including persistent supply chain issues, Covid lockdowns in China, high inflation, central banks’ shifts from loose monetary policy early in the pandemic to aggressive tightening, and the war in Ukraine driving food and energy costs higher—turned sentiment negative.
International developed markets trailed the S&P 500® Index (which measures U.S. equity performance). As sentiment worsened and interest rates increased, growth gave way to value, and smaller cap stocks lost ground to larger cap peers.
Within the Index, Energy—boosted by higher commodity prices—posted positive results, but all others declined. Defensive Utilities declined least, while Health Care, Information Technology (IT), and Consumer Discretionary fell farthest. By country, Israel advanced, and Singapore and Portugal outperformed with small losses. The sharpest selloffs occurred in Sweden, Finland, and Germany.
Within the Fund, sector allocation was a headwind this period, with our underweight versus the Index to Energy, and overweights in Health Care and IT detracting from relative results. The team is adapting to the evolving market’s backdrop, as evidenced by trimming Health Care and IT overweights, and narrowing underweights to Financials among other sectors.
Stock selection was mixed but detracted overall. Our holdings within Communication Services, Materials, and Industrials underperformed. By country, holdings based in Australia and Switzerland lagged, and our zero weighting to Israel detracted.
Individual detractors included Future, a British media company, hurt by weakening consumer sentiment and recession fears. Befesa, the Luxembourg-based steel dust recycler, declined on lower zinc prices, potentially lower steel production, and higher energy costs. Thule Group, a Swedish rack and luggage manufacturer, declined as growth normalized after an extraordinary pandemic period, and margins suffered from higher costs.
The Fund’s stock selection was strong within Financials, Real Estate, and Health Care. By country, holdings in France, Finland, and Italy were beneficial.
All three of our top contributors were M&A targets. Kito, a Japanese industrial hoists manufacturer; Clinigen, a British company offering services to pharmaceutical companies; and Intertrust, the Netherlands-based corporate and trust services advanced prior to being acquired. Clinigen and Intertrust were both sold during the reporting period.
Looking forward, we believe market volatility will continue if inflation doesn't subside. If interest rate policies show positive results, however, volatility could improve. Inflation generated by supply chain conditions could start decreasing with China’s re-opening and as overall global consumption switches from goods to services. Commodity inflation might take longer. Oil and gas companies have underinvested to preserve returns and must integrate more stringent environmental and safety regulations; and the war in Ukraine remains a factor.
We believe our strategy of focusing on well-managed quality companies could offer relative strength over an extended period of headline-driven volatility. We have broadened our research efforts to include companies that we believe are poised to improve their pricing power if inflation runs at a higher level, in turn generating sustained profitability.

Examples include interest-rate sensitive banks and oil services companies investing in renewable energy in Europe, and placement agencies that could benefit from worker shortages and wage inflation in Japan. This effort further diversifies the portfolio toward our goal of generating strong risk-adjusted returns over full market cycles.
Sincerely,
David Bunan
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS[9]
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/08/2016	-30.79%	2.59%	6.66%
Class A	12/08/2016	-31.05%	2.22%	6.27%
Class C	12/08/2016	-31.59%	1.46%	5.48%
Class R6	12/08/2016	-30.76%	2.69%	6.76%
With Sales Charge
Class A		-35.00%	1.02%	5.18%
Class C		-32.25%	1.46%	5.48%
Index
MSCI EAFE® Small Cap Index (Net)[1,15]		-25.98%	1.21%	4.85%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 13.09%, 13.62%, 14.29% and 13.03% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.07%, 1.44%, 2.19% and 0.98% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Intrinsic Value Fund Commentary (Unaudited)
Neuberger Berman Intrinsic Value Fund Institutional Class generated a -15.58% total return for the fiscal year ended August 31, 2022 (the reporting period), underperforming its benchmark, the Russell 2000® Value Index (the Index), which generated a -10.18% total return for the same period.  (Performance for all share classes is provided in the table immediately following this letter.)
2022 has been a uniquely challenging year. Stock market valuations have de-rated twice, initially on rising inflation and interest rates (impacting growth stocks), and now on the growing fear of an economic contraction (impacting value stocks). Although we weathered the initial rise in interest rates this year no worse than many investors, the economic sensitivity of our companies has led to a significant compression in valuation and on a relative basis we underperformed the Index.
A number of the portfolio’s Information Technology stocks came under pressure which added to the difficult performance. Energy stocks performed well as oil prices soared and our underweight in this area versus the Index hurt despite positive stock selection. Our limited exposure to Real Estate stocks helped as this sector lost ground due to a decline in new and existing home sales. M&A activity continued to benefit performance—five of our companies agreed to be acquired at attractive premiums.
Historically, fear of recession engenders broad-based risk aversion. This has worked against small caps and our Fund over the short-term; this time is no exception. While economic slowdowns can result in challenging performance they have also led to attractive valuations. As of June 30, 2022, our portfolio’s discount to intrinsic value1 was 43%. If we look at the quarters when our valuations were highest as measured by our intrinsic value discount (˃40%), future 12- and 24-month relative and absolute returns historically have generally been positive.
We added 14 new ideas during the reporting period and eliminated 13, somewhat below our historic levels. Most of the name turnover occurred in the last four months of 2021 (nine new names, nine sells). Given current valuations, more of our activity calendar year-to date was adding to existing investments (15 investment decision-based adds) while new buys and elimination activity was more muted (five and four, respectively).
Looking ahead, our engagements with portfolio companies selling at deep discounts to our intrinsic value estimates will likely increase. When appropriate, we work with management on their capital allocation strategies and help them develop long-term narratives that can assist current and prospective investors understand the potential upside with a long-term investment. In some instances, we will directly invest in the company to enable a value-creating outcome. In mid-August, our strategy made a large investment in portfolio company Ribbon Communications (RBBN) that we believe will facilitate the company’s future growth prospects. There is a similar theme with some of our earlier capital injections—well-regarded management, excellent long-term growth opportunities, and too much debt. We were the lead anchor investor in a $52 million private placement financing of common stock investing about $30 million of capital which, combined with our existing ownership, equals 8% of RBBN. Ribbon is a global provider of software and network solutions to service providers. The company is experiencing continued strong operating profit and margins from its Cloud and Edge products but increasing losses in Optical driven by investments in new products and marketing. These losses are severely depressing the company’s valuation. This investment is another example of our willingness to work constructively with management and help them find a path to greater valuation.
Although this challenging period doesn’t come as a surprise, it remains difficult to stomach. We have a long history of overcoming trying markets and take comfort in what the past may imply but we do not take it for granted. Our focus and efforts will likely be on rebalancing our sector and company weightings and continued engagement with portfolio companies where we believe we can bring ideas and capital to the process of creating shareholder value.

Sincerely,
Benjamin H. Nahum, James F. McAree and Amit Solomon
Portfolio Co-Managers
1 Intrinsic value reflects the portfolio management team’s analysis and estimates of a company’s value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NINLX
Class A	NINAX
Class C	NINCX
Class R6	NRINX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	4.1%
Consumer Discretionary	5.8
Consumer Staples	1.7
Convertible Bonds	1.4
Energy	6.2
Financials	5.9
Health Care	10.3
Industrials	14.9
Information Technology	30.1
Materials	6.3
Real Estate	1.1
Utilities	3.9
Short-Term Investments	8.3
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[18]	05/10/2010	-15.58%	9.56%	11.49%	10.89%
Class A18	05/10/2010	-15.90%	9.16%	11.10%	10.69%
Class C18	05/10/2010	-16.52%	8.34%	10.27%	10.29%
Class R6[18,21]	01/18/2019	-15.49%	9.66%	11.54%	10.91%
With Sales Charge
Class A18		-20.74%	7.87%	10.45%	10.43%
Class C18		-17.30%	8.34%	10.27%	10.29%
Index
Russell 2000® Value Index[1,15]		-10.18%	6.56%	9.49%	8.34%
Russell 2000® Index[1,15]		-17.88%	6.95%	10.01%	7.70%
*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. The performance data for Class R6 also includes the performance of the Fund’s Institutional Class from May 10, 2010 through January 18, 2019. Performance prior to May 10, 2010 is that of the Fund’s predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership (“DJG Fund”); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account (“DJG Account”), which had similar investment goals, strategies, and portfolio management team. See endnote 18 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.01%, 1.37%, 2.12% and 0.89% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios for each of Institutional Class, Class C and Class R6 includes each class’s repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratio was 1.37% for Class A shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Growth Fund* Commentary (Unaudited)
Neuberger Berman Large Cap Growth Fund (formerly Neuberger Berman Guardian Fund) Investor Class posted a -17.16% total return for the fiscal year ended August 31, 2022 (the reporting period), underperforming the -11.23% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The equity market generated weak results during the reporting period. While the market rallied several times, it was not enough to offset a number of sharp downturns. Investor sentiment was challenged by elevated inflation and aggressive rate hikes by the U.S. Federal Reserve Board (Fed) that have negatively impacted and could continue to negatively impact and could continue to negatively impact the economy and corporate profits. Supply chain shortages, repercussions from the war in Ukraine, and other geopolitical issues also weighed on the market. All told, as noted above, the Index returned -11.23% during the reporting period.
Both stock selection and sector allocation detracted from the Fund’s relative performance. From a stock selection perspective, certain holdings in the Information Technology sector were the largest detractors from relative performance. Certain positions in the Consumer Discretionary and Energy sectors were also negative for relative returns. Individual stocks that detracted from performance included Facebook parent company Meta Platforms, Inc., Google parent company Alphabet, Inc. and online legal technology company LegalZoom.com, Inc. We eliminated our position in LegalZoom.com, Inc. during the reporting period. On the upside, stock selection in the Health Care, Communication Services and Materials sectors were the most beneficial for relative returns. In terms of individual stocks, online sports retailer Fanatics Holdings, Inc.**, health care company UnitedHealth Group, Inc., and restaurant chain McDonald’s Corp. were the most additive for returns.
Looking at sector allocation, the Fund’s underweight to Energy versus the Index was the largest detractor from results. Out-of-benchmark positions in several privately held companies were also headwinds for performance. Conversely, a small cash position and an underweight to Communication Services on average during the reporting period were additive for returns.
Looking ahead, we recognize the economy is slowing. Yet, the primary debate is how much the economy will slow and how quickly inflation will reach more manageable levels. There are two competing views of where we go from here. At one end, we have inflation peaking sooner rather than later, allowing the Fed to pivot, thus leading to a soft landing. On the other hand, we have an aggressive Fed targeting inflation, leading to a more prolonged downturn (hard landing). The market opinion is well divided on these bifurcated possibilities—hence the excessive volatility. Stocks have seemingly priced in a lot of negative news, and investor sentiment recently hit a thirty-year low. The current S&P 500’s forward price to earnings valuation multiple1 is down to 17.7 times earnings, versus more than 20 times at the end of the first quarter. Meanwhile, consensus estimates1 for S&P 500 earnings in 2022 are still anticipated to increase more than 7% since 2021, which is above trend. In our view, this continued rise in earnings would be partly driven by ongoing demand and productivity initiatives (e.g., embracing digitization and new technologies to do more with less) as non-farm payrolls are still below pre-pandemic levels. We continue to be emboldened that our philosophies around “taking the long-term view” and being “reasonable optimists” will produce sound decision-making and reasonable investment results.
Sincerely,
Charles Kantor and Marc Regenbaum
Portfolio Managers
* As previously disclosed in a supplement to the Fund’s prospectus, effective September 30, 2022, the name of Neuberger Berman Guardian Fund changed to Neuberger Berman Large Cap Growth Fund.
** Fanatics Holdings, Inc. is a private company.  Investments in private companies involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in private companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value.

1 Forward earnings estimates are based on consensus estimates, not Neuberger Berman’s own projections, and the forecasts may or may not be realized. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX
Class R6	NGRDX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	10.3%
Consumer Discretionary	18.6
Consumer Staples	4.3
Energy	1.4
Financials	8.2
Health Care	8.3
Industrials	5.8
Information Technology	34.5
Materials	0.8
Real Estate	1.5
Utilities	1.9
Short-Term Investments	4.4
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[11]
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	-17.16%	14.08%	13.56%	11.27%
Trust Class[3]	08/03/1993	-17.31%	13.87%	13.36%	11.21%
Advisor Class[4]	09/03/1996	-17.45%	13.57%	13.04%	11.06%
Institutional Class[5]	05/27/2009	-17.06%	14.27%	13.76%	11.30%
Class A19	05/27/2009	-17.33%	13.84%	13.34%	11.23%
Class C19	05/27/2009	-17.97%	12.99%	12.49%	11.08%
Class R3[16]	05/27/2009	-17.60%	13.50%	13.01%	11.17%
Class R6[22]	03/29/2019	-17.01%	14.22%	13.64%	11.28%
With Sales Charge
Class A19		-22.10%	12.49%	12.67%	11.14%
Class C19		-18.71%	12.99%	12.49%	11.08%
Index
Russell 1000®Growth Index*[1,15]		-19.06%	14.78%	15.09%	N/A
S&P 500® Index[1,15]		-11.23%	11.82%	13.08%	11.18%
*Effective September 30, 2022, the Fund began comparing its performance to the Russell 1000® Growth Index rather than the S&P 500® Index because the Russell 1000 Growth Index has characteristics that are more representative of the Fund’s investment strategy than its former index, the S&P 500 Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.82%, 1.03%, 1.19%, 0.67%, 1.05%, 1.80%, 1.38% and 0.68% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.37 and 0.66% for Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Growth Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.
* Effective September 30, 2022, the Fund began comparing its performance to the Russell 1000® Growth Index rather than the S&P 500® Index because the Russell 1000 Growth Index has characteristics that are more representative of the Fund’s investment strategy than its former index, the S&P 500 Index.

Large Cap Value Fund Commentary (Unaudited)
Neuberger Berman Large Cap Value Fund Investor Class generated a -4.38% total return for the fiscal year ended August 31, 2022 (the reporting period), outperforming the -6.23% total return of its benchmark, the Russell 1000® Value Index (the Index). (Performance for all share classes is provided in the table immediately following this letter.)
The U.S. equity market generated weak results during the reporting period. While the market rallied several times, it was not enough to offset a number of sharp downturns. Investor sentiment was challenged by elevated inflation and aggressive U.S. Federal Reserve Board rate hikes that negatively impacted and could continue to negatively impact the economy and corporate profits. Supply chain shortages, repercussions from the war in Ukraine, and other geopolitical issues also weighed on the market. Meanwhile, large-cap value stocks, as measured by the Index, returned -6.23% over the period. These stocks significantly outperformed the Russell 1000® Growth Index, which returned -19.06%.
The Fund outperformed its Index during the reporting period, driven by sector allocation. In contrast, stock selection was a headwind for returns. From a sector allocation perspective, underweights to Communication Services and Information Technology versus the Index, along with an overweight to Energy on average during the period, added meaningful value to relative results. This was only modestly offset by an underweight to the Health Care sector during the reporting period.
In terms of stock selection, holdings in the Industrials and Consumer Discretionary sectors were the largest detractors from relative returns mostly related to travel and leisure holdings in those two groups. Looking at individual stocks, these would include cruise line operators Royal Caribbean Group and Carnival Corporation, airlines Delta Air Lines and United Airlines and multinational conglomerate General Electric Company. Some positive offsets in stock selection came in the Energy and Financials sectors from large holdings in Exxon Mobil Corp. and Chevron Corp.
We consider ourselves to be in a very different world, one that has not been seen for decades—a world of inflation and de-globalization. The war in Ukraine amplified the threat of lower growth and energy prices stoked inflation further, leading to an unusual situation where, in our view, lower growth is unlikely to mean lower inflation and lower interest rates. As interest rates rise to stave off inflation, we believe that value remains a good place to be. In recent times we have been evaluating the implications of a weaker economy and becoming more cautious on our outlook, notably the shorter-term outlook implied by a weakening demand. As such, we have been assessing what is the appropriate risk for our holdings within the portfolio. We continue to monitor valuations and opportunities in the markets. The sectors we are currently seeing the most value in are defensive areas within Health Care, Utilities and Consumer Staples sectors. We believe market volatility will be heightened in this period and the movement between value and growth on any given day has already seen increased volatility year to date and we would expect that to continue.
Sincerely,
Eli M. Salzmann
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX
Class R6	NRLCX
Class E	NPNEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	2.4%
Consumer Discretionary	1.8
Consumer Staples	13.0
Energy	7.8
Financials	15.7
Health Care	22.3
Industrials	9.3
Materials	8.2
Utilities	11.6
Short-Term Investments	7.9
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	-4.38%	12.18%	12.73%	12.51%
Trust Class[3]	08/30/1993	-4.56%	11.97%	12.52%	12.40%
Advisor Class[4]	08/16/1996	-4.70%	11.81%	12.35%	12.27%
Institutional Class[5]	06/07/2006	-4.21%	12.37%	12.92%	12.57%
Class A19	06/21/2010	-4.58%	11.94%	12.48%	12.44%
Class C19	06/21/2010	-5.28%	11.12%	11.66%	12.23%
Class R3[16]	06/21/2010	-4.82%	11.64%	12.18%	12.36%
Class R6[22]	01/18/2019	-4.13%	12.39%	12.83%	12.53%
Class E24	01/11/2022	-3.94%	12.29%	12.78%	12.52%
With Sales Charge
Class A19		-10.07%	10.61%	11.82%	12.30%
Class C19		-6.18%	11.12%	11.66%	12.23%
Index
Russell 1000® Value Index[1,15]		-6.23%	7.86%	10.52%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.79%, 0.99%, 1.15%, 0.63%, 1.02%, 1.75%, 1.30% and 0.54% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively , and the estimated total annual operating expense ratio for fiscal year 2022 is 0.48% for Class E (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio for fiscal year 2022 is 0.03% for Class E shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary (Unaudited)
Neuberger Berman Mid Cap Growth Fund Investor Class generated a -24.92% total return for the fiscal year ended August 31, 2022 (the reporting period), outpacing its benchmark, the Russell Midcap® Growth Index (the Index), which posted a -26.69% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The reporting period was largely defined by persistent inflationary pressures, the geopolitical ramifications of Russia’s invasion of Ukraine, recessionary handwringing spurred by a hawkish U.S Federal Reserve Board (Fed) and shifting sentiment from an unsettled market recalibrating its focus, expectations, and risk tolerance. Digging deeper, the dynamic of strong demand significantly outpacing limited and constrained supply, be it raw materials, labor or finished products, served to boost inflation to a decades-high level and prod a hesitant Fed into meaningful action. While the Fed unquestionably embarked on an aggressive path to unwinding an era of overly accommodative policy and excess liquidity, its ability to foster demand destruction and quickly affect broad pricing relief was muted by continued healthy employment levels and robust wage growth. Additionally, those efforts were further hamstrung by vexing global events and continued supply chain disruptions out of their control. Inflation’s initial resistance to the Fed’s remedies further stoked fears that economic growth could be a casualty of prolonged aggressive monetary tightening. Against that fluid and challenging backdrop, the market generally proved to be more discriminating with respect to corporate execution, fundamentals, and forward guidance.
On a relative basis, positive stock selection within Industrials, Information Technology (IT), Consumer Staples and Consumer Discretionary and the additive effect of our underweight allocation to Communication Services versus the Index offset weakness across Health Care and Financials and the negative impact of our avoidance of Materials. At the industry-level, our overweight allocation to Semiconductors & Semiconductor Equipment was the leading contributor to relative performance as our holdings continued to execute and capitalize on robust demand that consistently outpaced available supply, while a mix of stock-specific issues and challenging market sentiment resulted in IT Services being the leading industry detractor. Drilling down to our holdings, Enphase Energy, which provides smart battery systems to pair with solar panels, was the leading contributor to performance as the company continued to exceed expectations throughout the period, while EPAM Systems, a provider of outsourced software product development and digital platform consulting services, with half their workforce based in the Ukraine and Russia, was negatively pressured by the market following Russia’s invasion and the escalation of hostilities.  Given the lack of near-term visibility, we exited our position during the reporting period.
As we move forward, there are still likely more unknowns than knowns at a macro-economic and corporate fundamental level, which makes it challenging to handicap the exact path the Fed will be compelled to take and what the resulting near and long-term implications will be for the economy and the markets. Given that lack of clarity, we believe that an emphasis on active management, a more judicious approach to risk and reward within the portfolio and a bias towards higher qualitative characteristics, sustainable business models, balance sheet strength and managements capable of consistent execution will be key to navigating a market that will likely remain volatile in the months ahead. In closing, while market drawdowns of this magnitude are disheartening, we’re steadfast in our belief that they’re necessary for a healthy market and the eventual development of new opportunities.
Sincerely,
Kenneth J. Turek*, Chad Bruso and Trevor Moreno
Portfolio Co-Managers
* As previously disclosed in a supplement to the Fund's prospectus, Kenneth J. Turek has announced his decision to retire on or about January 31, 2023. Chad Bruso and Trevor Moreno will continue as co-Portfolio Managers of the Fund.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION
(as a % of Total Investments*)
Consumer Discretionary	13.6%
Consumer Staples	3.5
Energy	4.9
Financials	5.6
Health Care	16.8
Industrials	17.6
Information Technology	35.5
Real Estate	0.4
Short-Term Investments	2.1
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[7]
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	-24.92%	10.53%	11.18%	11.56%
Trust Class[3]	08/30/1993	-24.98%	10.45%	11.11%	11.48%
Advisor Class[4]	09/03/1996	-25.19%	10.17%	10.82%	11.26%
Institutional Class[5]	04/19/2007	-24.81%	10.73%	11.39%	11.66%
Class A19	05/27/2009	-25.08%	10.32%	10.98%	11.51%
Class C19	05/27/2009	-25.67%	9.49%	10.15%	11.26%
Class R3[16]	05/27/2009	-25.25%	10.03%	10.70%	11.42%
Class R6[22]	03/15/2013	-24.71%	10.83%	11.47%	11.63%
With Sales Charge
Class A19		-29.39%	9.03%	10.33%	11.36%
Class C19		-26.30%	9.49%	10.15%	11.26%
Index
Russell Midcap® Growth Index[1,15]		-26.69%	10.16%	12.06%	N/A
Russell Midcap® Index[1,15]		-14.82%	9.17%	11.61%	12.78%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.83%, 0.92%, 1.18%, 0.67%, 1.04%, 1.79%, 1.29% and 0.57% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Intrinsic Value Fund Commentary (Unaudited)
Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a -3.67% total return for the fiscal year ended August 31, 2022 (the reporting period), outperforming its benchmark, the Russell Midcap® Value Index (the Index), which returned -7.80% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
2022 has been a uniquely challenging year. Stock market valuations have de-rated twice, initially on rising inflation and interest rates (impacting growth stocks), and now on the growing fear of an economic contraction (impacting value stocks). We weathered the initial rise in interest rates this year no worse than many investors and on a relative basis we outperformed the Index.
Since early 2021, our focus has been on the long-term opportunity and investments that have an attractive combination of valuation and growth potential. There was an ever-present possibility that higher inflation could prompt aggressive rate hikes by the U.S. Federal Reserve Board (Fed) and risk putting the economy into recession. Unfortunately, this has come to pass. Recent inflation data is unacceptably high; investors appear to have soured on the possibility of a “soft landing” for the economy and are now pricing in a recession.
How much inflation is out there and how aggressive does the Fed need to be, are questions that every investor is asking. Examining the recent performance of major commodities, commodity futures and commodity ETFs could help outline the inflation challenge and interest rate risks going forward. In almost every case, every commodity is down from its high. Short-term commodity price movements can be notoriously fickle and more noise than true signal; nevertheless, it’s not unreasonable to conclude commodity-driven inflation trends have peaked for the moment.
Wage growth and worker availability remain key focus points for the Fed in its quest to tame inflation. Hiring freezes and selective layoffs are increasingly in the news. Nevertheless, the most recent readings on job growth and unemployment claims demonstrate some level of labor market resiliency. Financial conditions are tightening as evidenced by growing credit spreads and the puncturing of speculative bubbles. Recent housing data on rents, a key component of inflationary measures, indicate a deceleration in the rate of increases.
In our view, some level of price stability is emerging. How much more tightening is required to get embedded inflation expectations to more acceptable levels is not clear. We fear that the Fed could get it wrong by being too tight on the way down, as we believe they were too loose on the way up.
Our Energy and Financials stocks performed well as oil prices and interest rates soared. The portfolio’s Information Technology stocks came under pressure due to the Tech sector sell-off.  Strategic event activity in the portfolio has been robust; two companies agreed to be acquired and 14 others are either divesting significant assets or making synergistic acquisitions.
We introduced 12 new positions and added to 13 existing names while eliminating six and trimming 12 due to investment-based decisions. At the end of the reporting period, the portfolio’s discount to intrinsic value1 stood at approximately 30%.
Although this challenging period doesn’t come as a surprise, it remains challenging for investors. We have overcome trying markets before and take comfort in what the past may imply but do not take it for granted. Our focus and efforts will likely be on rebalancing our sector and company weightings and engaging with portfolio companies where we believe we can bring ideas and capital to the process of creating shareholder value.
Sincerely,
Michael C. Greene, Benjamin H. Nahum, James F. McAree, Amit Solomon and Rand W. Gesing
Portfolio Managers
1 Intrinsic value reflects the portfolio management team’s analysis and estimates of a company’s value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX
Class R6	NBMRX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	2.0%
Consumer Discretionary	11.3
Consumer Staples	5.3
Energy	12.8
Financials	14.1
Health Care	7.7
Industrials	17.0
Information Technology	13.2
Materials	3.2
Real Estate	2.8
Utilities	10.5
Short-Term Investments	0.1
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[7]
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	-3.67%	3.99%	8.95%	8.37%
Trust Class[3]	06/10/1999	-3.90%	3.85%	8.77%	8.26%
Institutional Class[5]	03/08/2010	-3.55%	4.24%	9.20%	8.52%
Class A19	06/21/2010	-3.88%	3.87%	8.80%	8.31%
Class C19	06/21/2010	-4.63%	3.09%	7.99%	7.89%
Class R3[16]	06/21/2010	-4.11%	3.61%	8.54%	8.17%
Class R6[22]	03/29/2019	-3.42%	4.21%	9.06%	8.42%
With Sales Charge
Class A19		-9.40%	2.65%	8.16%	8.03%
Class C19		-5.58%	3.09%	7.99%	7.89%
Index
Russell Midcap® Value Index[1,15]		-7.80%	7.49%	10.81%	9.02%
Russell Midcap® Index[1,15]		-14.82%	9.17%	11.61%	9.02%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.49%, 1.69%, 1.32%, 1.73%, 2.47%, 1.98% and 1.73% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 0.86%, 1.22%, 1.97%, 1.47% and 0.76% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Cap Opportunities Fund Commentary (Unaudited)
Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a -14.66% total return for the fiscal year ended August 31, 2022 (the reporting period), trailing the -11.23% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Investor sentiment for U.S. equities declined due to elevated inflation, higher interest rates, the conflict in Ukraine, and supply chain constraints. We continue to see differentiation within the market, which is creating opportunity. Throughout the second quarter of calendar year 2022 earnings season, we witnessed certain companies reduce earnings guidance and provide cautionary outlooks, while others demonstrated operational excellence, gained market share, and strengthened their underlying fundamentals. We believe this highlights the advantage of investing in companies with sound business models that we believe are well-positioned to respond to current challenges.
We believe companies within the portfolio are positioned to effectively respond to the challenges in the current environment. They are able to enhance earnings with company specific solutions such as deploying free cash flow, utilizing pricing power, proactively managing their supply chains, and implementing cost actions. Understanding how companies navigate evolving market dynamics provides our team the opportunity to identify investments with superior long-term upside.
Strong stock selection within the Communication Services, Consumer Discretionary, and Financials sectors benefitted relative performance. Relative performance was impacted by portfolio positioning, primarily due to having no exposure to the Energy sector. An overweight versus the Index to Communication Services and an underweight to Utilities also detracted. The Fund benefitted from an underweight position to the Information Technology (IT) sector. The Fund ended the reporting period with overweight positions in Financials, Industrials, and Materials, underweight positions to Health Care and IT, and no exposure to Energy or Real Estate.
Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic, and Classic. Special Situations have unique attributes that require specific valuation methodologies and customized investment research. Opportunistic investments have become inexpensive for a tangible reason that we believe is temporary. Classic investments have long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio.
We apply our disciplined fundamental research to identify high quality business models with attractive free cash flow characteristics trading at compelling valuations. Select businesses are differentiating themselves with company-specific solutions in response to supply-chain constraints, inflationary pressures, and higher interest rates. The depth of our “Storehouse of Knowledge” remains robust. We believe the Fund is well positioned to benefit from an increasing investor focus on company fundamentals. Looking forward, there is the potential for clarity on the trajectory of interest rates, inflation, trends in the U.S. labor market, and the outcome of the U.S. mid-term elections. This removal of uncertainty, combined with a more favorable equity valuation environment presents opportunity.
Our style of investing is based on rigorous fundamental research centered on a company’s business model and ability to generate and effectively utilize free cash flow. As we evaluate potential new positions and current portfolio holdings, we continue to do so with a long-term investment perspective. Our focus is to grow the Fund’s assets through the disciplined application of our investment philosophy and process.
Sincerely,
Richard S. Nackenson
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX
Class E	NMUEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	8.6%
Consumer Discretionary	14.9
Consumer Staples	8.1
Financials	20.3
Health Care	7.4
Industrials	13.3
Information Technology	17.6
Materials	8.5
Utilities	1.3
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[17]	12/21/2009	-14.66%	9.46%	12.29%	8.92%
Class A17	12/21/2009	-14.92%	9.07%	11.90%	8.60%
Class C17	12/21/2009	-15.58%	8.25%	11.05%	7.95%
Class E17	01/11/2022	-14.29%	9.56%	12.34%	8.95%
With Sales Charge
Class A17		-19.80%	7.78%	11.24%	8.20%
Class C17		-16.21%	8.25%	11.05%	7.95%
Index
S&P 500® Index[1,15]		-11.23%	11.82%	13.08%	9.12%
*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund’s oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. The performance data for Class E also includes the performance of the Fund's Institutional Class from December 21, 2009 through January 11, 2022. See endnote 17 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.82%, 1.19% and 1.93% for Institutional Class, Class A and Class C shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2022 is 0.65% for Class E (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio for fiscal year 2022 is 0.07% for Class E after expense reimbursements and/or fee waivers.  The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary (Unaudited)
Neuberger Berman Real Estate Fund Trust Class generated a -10.87% total return for the fiscal year ended August 31, 2022 (the reporting period), underperforming the -9.75% total return of its benchmark, the FTSE Nareit All Equity REITs Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The U.S. equity market, as measured by the S&P 500® Index, generated weak results during the reporting period. While the market rallied several times, it was not enough to offset a number of sharp downturns. Investor sentiment was challenged by elevated inflation and aggressive U.S. Federal Reserve Board (Fed) rate hikes that have negatively impacted and could continue to negatively impact the economy and corporate profits. Supply chain shortages, repercussions from the war in Ukraine, and other geopolitical issues also weighed on the market. All told, the S&P 500 Index returned -11.23% during the reporting period. Comparatively, real estate investment trusts (REITs), as measured by the Index, experienced a smaller decline during the period.
The Fund modestly underperformed the Index on a relative basis during the reporting period. Sector positioning, overall, detracted from performance. In particular, the Fund’s overweight to Regional Malls versus the Index and an underweight to Specialty were among the largest negatives for relative returns. Conversely, an underweight to Office and an overweight to Self Storage were the most beneficial for relative performance.
Stock selection, overall, was additive to relative performance. Among those sectors contributing the most to relative results were Industrial, Specialty and Self Storage. In terms of individual holdings Duke Realty Corp., Public Storage and VICI Properties, Inc. were the most additive for returns. On the downside, holdings within the Health Care, Diversified and Apartment sectors were the largest detractors from excess performance. Several individual holdings were also negative for results, including Simon Property Group, Inc., Equinix, Inc. and American Tower Corp.
Looking ahead, we remain concerned about persistent inflation, slowing economic growth, and a likely hawkish stance by the Fed. Lower energy and commodity prices provide some support that inflation levels could be peaking. However, low unemployment levels may fuel continued wage pressure. Meanwhile, we believe real estate fundamentals remain solid for most property types. In addition, higher inflation can be viewed as positive for the owners of real estate assets, as landlords can capture higher inflation by raising the rents they charge tenants. As it relates to the possibility of a recession, these environments spare few asset classes and increased unemployment could lead to lower tenant demand for space. We believe REITs are better prepared for reduced business demand with stronger balance sheets, lower new construction activity and diverse demand drivers that lean more defensive sectors. We have increased our exposure to companies with secular demand drivers that we believe are better insulated to withstand market volatility, and that can grow cash flows well in excess of inflation. Meanwhile, we are monitoring the potential long-term effects of pandemic-driven changes on real estate. Shifts in preferences for working in an office versus at home or living in urban versus suburban markets could have lasting effects on preferred geographic markets, real estate cash flows, and asset values. We anticipate that over the long-term hybrid work arrangements are likely to temper overall demand for office space. Finally, we believe advancements in technology will lead to significant investments in network and infrastructure that benefit data center and infrastructure REITs.
Sincerely,
Steve Shigekawa and Brian C. Jones
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX
Class E	NREEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Apartments	10.6%
Data Centers	6.7
Diversified	1.6
Free Standing	4.0
Health Care	9.2
Industrial	12.2
Infrastructure	18.9
Lodging/Resorts	0.4
Manufactured Homes	5.0
Office	2.8
Regional Malls	2.7
Self Storage	9.1
Shopping Centers	4.3
Single Family Homes	3.7
Specialty	5.3
Timber	1.9
Short-Term Investments	1.6
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[7,20]
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	-10.87%	7.84%	7.91%	10.42%
Institutional Class[6]	06/04/2008	-10.76%	8.05%	8.11%	10.57%
Class A14	06/21/2010	-11.02%	7.67%	7.73%	10.31%
Class C14	06/21/2010	-11.72%	6.86%	6.92%	9.81%
Class R3[14]	06/21/2010	-11.23%	7.39%	7.46%	10.14%
Class R6[23]	03/15/2013	-10.62%	8.15%	8.19%	10.56%
Class E26	01/11/2022	-10.36%	7.97%	7.97%	10.45%
With Sales Charge
Class A14		-16.12%	6.41%	7.09%	9.99%
Class C14		-12.57%	6.86%	6.92%	9.81%
Index
FTSE Nareit All Equity REITs Index[1,15]		-9.75%	6.80%	8.32%	9.49%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.39%, 1.02%, 1.39%, 2.15%, 1.64% and 0.93% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2022 is 0.88% for Class E (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96%, 1.46% and 0.75% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, and the estimated expense ratio for fiscal year 2022 is 0.08% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary (Unaudited)
Neuberger Berman Small Cap Growth Fund Investor Class posted a -19.94% total return for the fiscal year ended August 31, 2022 (the reporting period), outpacing its benchmark, the Russell 2000® Growth Index (the Index), which returned -25.26% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The reporting period was largely defined by persistent inflationary pressures, the geopolitical ramifications of Russia’s invasion of Ukraine, recessionary handwringing spurred by a hawkish U.S. Federal Reserve Board (Fed) and shifting sentiment from an unsettled market recalibrating its focus, expectations and risk tolerance. Digging deeper, the dynamic of strong demand significantly outpacing limited and constrained supply, be it raw materials, labor or finished products, served to boost inflation to a decades-high level and prod a hesitant Fed into meaningful action. While the Fed unquestionably embarked on an aggressive path to unwinding an era of overly accommodative policy and excess liquidity, its ability to foster demand destruction and quickly affect broad pricing relief was muted by continued healthy employment levels and robust wage growth. Additionally, those efforts were further hamstrung by vexing global events and continued supply chain disruptions out of their control. Inflation’s initial resistance to the Fed’s remedies further stoked fears that economic growth could be a casualty of prolonged aggressive monetary tightening.  Against that fluid and challenging backdrop, the market generally proved to be more discriminating with respect to corporate execution, fundamentals and forward guidance.
Our relative outperformance over the reporting period was driven by broad positive stock selection across the portfolio, led by our efforts in Health Care, Industrials, Materials, Financials, Consumer Discretionary, Financials and Energy.  At the industry-level, strong stock selection within our overweight allocation versus the Index to Health Care Providers & Services resulted in that segment being the leading contributor to performance, while a mix of late-period stock-specific issues resulted in our overweight allocation to the Semiconductors & Semiconductor Equipment segment being the leading detractor.  Drilling down to our holdings, Calix, Inc., a provider of broadband communications access systems and software that enables communications service providers to transform their networks and monetize customer data, was the leading contributor to performance as they consistently delivered strong results and raised their guidance throughout the period.  The leading detractor was Ambarella, Inc., a provider of processors and software for video compression, image processing, and computer vision solutions, as the company sharply reduced their forward revenue guidance due to ongoing supply chain disruptions that were further amplified by rolling Covid lockdowns across China.
As we move forward, there are still likely more unknowns than knowns at a macro-economic and corporate fundamental level, which makes it challenging to handicap the exact path the Fed will be compelled to take and what the resulting near and long-term implications will be for the economy and the markets. Given that lack of clarity, we believe that an emphasis on active management, a more judicious approach to risk and reward within the portfolio and a bias towards higher qualitative characteristics, sustainable business models, balance sheet strength and managements capable of consistent execution will be key to navigating a market that will likely remain volatile in the months ahead.  In closing, while market drawdowns of this magnitude are disheartening, we’re steadfast in our belief that they’re necessary for a healthy market and the eventual development of new opportunities.
Sincerely,
Kenneth J. Turek*, Chad Bruso and Trevor Moreno
Portfolio Co-Managers
* As previously disclosed in a supplement to the Fund's prospectus, Kenneth J. Turek has announced his decision to retire on or about January 31, 2023. Chad Bruso and Trevor Moreno will continue as co-Portfolio Managers of the Fund.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX
Class R6	NSRSX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	1.8%
Consumer Discretionary	10.8
Consumer Staples	4.7
Energy	7.4
Financials	6.2
Health Care	23.5
Industrials	18.5
Information Technology	21.1
Materials	3.3
Short-Term Investments	2.7
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	-19.94%	12.73%	12.53%	9.52%
Trust Class[3]	11/03/1998	-20.14%	12.56%	12.34%	9.37%
Advisor Class[4]	05/03/2002	-20.26%	12.38%	12.18%	9.25%
Institutional Class[5]	04/01/2008	-19.86%	13.00%	12.84%	9.70%
Class A19	05/27/2009	-20.14%	12.59%	12.43%	9.46%
Class C19	05/27/2009	-20.74%	11.75%	11.59%	9.00%
Class R3[16]	05/27/2009	-20.35%	12.31%	12.15%	9.30%
Class R6[22]	09/07/2018	-19.78%	13.02%	12.67%	9.58%
With Sales Charge
Class A19		-24.73%	11.26%	11.77%	9.19%
Class C19		-21.40%	11.75%	11.59%	9.00%
Index
Russell 2000® Growth Index[1,15]		-25.26%	6.69%	10.16%	7.65%
Russell 2000® Index[1,15]		-17.88%	6.95%	10.01%	8.60%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.28%, 1.47%, 1.63%, 1.10%, 1.50%, 2.21%, 1.74% and 1.09% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.41%, 1.61%, 0.91%, 1.27%, 2.02%, 1.52% and 0.81% for Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Sustainable Equity Fund Commentary (Unaudited)
Neuberger Berman Sustainable Equity Fund Investor Class reported a total return of -13.70% for the fiscal year ended August 31, 2022 (the reporting period), trailing the -11.23% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Global central bank stimulus supercharged the economy from March 2020 through the depths of the pandemic, resulting in increased risk taking. Some froth has come out of the market more recently as speculative sentiment is finally being reigned in.
Equity markets were volatile throughout the reporting period but began declining in January further added to concern that the U.S. Federal Reserve Board’s (Fed) aggressive rate hikes, aimed at controlling inflation, increased the potential for a recession. Sporadic Covid eruptions and persistent supply chain disruptions, along with the Russia/Ukraine war—especially as Europe approaches heating season—added to concerns.
Markets and the economy are cyclical, however, and sentiment shifts. So, for long-term fundamental investors, the current environment creates opportunity. We’ve been pleased with our portfolio companies’ performance and have acted quickly when high quality names have been sold off by the market indiscriminately.
Although we lagged the Index, stock selection added relative value this year, with certain Health Care, Financials and Information Technology holdings outperforming the most. Insurers Cigna Corp. and Progressive Corp. were top contributors. Both delivered solid results and we believe are well positioned within an inflationary environment.
Our relative underperformance derived primarily from our zero weighting to traditional Energy, a sector that dramatically outperformed as macro factors pushed commodity prices higher. Our Industrials holdings also lagged.
Detractors included Comcast Corp., which declined as new broadband subscriptions slowed following the early pandemic’s subscriptions surge, and Warner Brothers Discovery, Inc., which we sold during the reporting period. The stock declined following its merger, and on negative sentiment about its streaming services.
During the reporting period, we also sold Unilever PLC, Regeneron Pharmaceuticals, Inc. and ANSYS, Inc. to fund opportunities elsewhere; and Starbucks Corp. given governance concerns. We purchased Costco Wholesale Corp. on strong labor relations, long-term growth prospects, and a scale advantage that helps manage price inflation. We also bought Apple, Inc., Bank of America Corp., Amazon.com, Inc. and Berkshire Hathaway, Inc. on opportunistic valuation, compelling risk-reward profiles and leadership in management integrity and sustainability business practices material to each firm’s leading customer franchise.  And lastly, we received shares of Embecta Corp., a spin-off from existing portfolio holding Becton, Dickinson & Co.
We anticipate continued market volatility in the near term, given current inflationary, global growth, and geopolitical concerns. The Fed’s hawkish stance, accelerating quantitative tightening, could increase the risk of a slowdown or recession, and high inflation along with uncertainty could hurt consumer/business confidence and adversely impact economic growth.
We anticipate equity returns will be driven by earnings growth rather than multiple expansion as higher interest rates and monetary tightening could potentially result in higher real rates.1 In our view, well-run companies with strong fundamentals should have relatively stronger earnings growth and thus outperform.
As a core all-weather strategy, we seek high quality businesses we can own through market cycles at reasonable prices. Given our long-term, pragmatic, fundamentals-focused discipline, we continue to focus on long-term secular growth, high return on investment capital, Environmental, Social and Governance (ESG) leadership and financial strength.

As always, we use our core commitment to sustainability and ESG as a lens for quality. We view the ability to help solve sustainability challenges—such as access to healthcare, digital transformation, enhanced efficiency, automation, greening of the economy, grid decarbonization and transition—as drivers of secular growth potential, and believe our long-term approach to identifying businesses with solid growth prospects at undemanding valuations, and ESG leadership, positions the Fund well going forward.
We look forward to continuing to serve your investment needs.
Sincerely,
Daniel P. Hanson*
Portfolio Manager
1 A real interest rate is an interest rate that has been adjusted to remove the effects of inflation. Once adjusted, it reflects the real cost of funds to a borrower and the real yield to a lender or to an investor.
* As previously disclosed in a supplement to the Fund’s prospectus, Ingrid S. Dyott and Sajjad S. Ladiwala ceased their portfolio management responsibilities on March 31, 2022. Daniel P. Hanson became Senior Portfolio Manager of the Fund effective April 1, 2022.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Sustainable Equity Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	6.6%
Consumer Discretionary	9.1
Consumer Staples	5.3
Financials	12.0
Health Care	18.3
Industrials	14.0
Information Technology	30.5
Materials	1.8
Utilities	2.0
Short-Term Investments	0.4
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[7]
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	-13.70%	9.18%	11.41%	9.22%
Trust Class[3]	03/03/1997	-13.85%	9.00%	11.22%	9.05%
Institutional Class[5]	11/28/2007	-13.55%	9.38%	11.62%	9.32%
Class A19	05/27/2009	-13.86%	8.98%	11.20%	9.13%
Class C19	05/27/2009	-14.49%	8.17%	10.37%	8.75%
Class R3[16]	05/27/2009	-14.08%	8.71%	10.93%	9.00%
Class R6[22]	03/15/2013	-13.47%	9.48%	11.69%	9.32%
With Sales Charge
Class A19		-18.81%	7.70%	10.54%	8.90%
Class C19		-15.27%	8.17%	10.37%	8.75%
Index
S&P 500® Index[1,15]		-11.23%	11.82%	13.08%	9.86%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.85%, 1.02%, 0.67%, 1.04%, 1.79%, 1.29% and 0.57% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Sustainable Equity Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

U.S. Equity Impact Fund Commentary (Unaudited)
The Neuberger Berman U.S. Equity Impact Fund Institutional Class generated a -21.95% total return for the fiscal year ended August 31, 2022 (the reporting period) trailing the -13.28% total return of its benchmark, the Russell 3000® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Risk-off sentiment due to elevated inflation, higher interest rates, the conflict in Ukraine, and supply chain constraints resulted in a decline of the U.S. equity market for the reporting period. The U.S. Federal Open Market Committee has taken action to address inflation by implementing multiple interest rate increases in 2022. Investors have weighed the prospect of decelerating economic growth and recessionary headwinds and the corresponding implications on company fundamentals. Despite near-term challenges, we believe there remains a significant opportunity for companies whose products and services have the potential to generate incremental positive outcomes in lockstep with growing their profits.
The Fund benefitted from underweights versus the Index to Communication Services and Information Technology (IT), and overweight positions to Industrials and Utilities. The Fund’s zero exposure to the Energy sector detracted from relative performance. Certain types of energy and other companies are excluded from the Fund in accordance with the Fund’s Enhanced Sustainable Exclusion Policy. Combating climate change is a key Impact theme of our investment strategy, thus our portfolio construction incorporates the assessment of climate risks and seeks to reduce carbon emissions. Stock selection within the Consumer Discretionary, Industrials, and IT sectors also detracted from relative performance. Strong stock selection within the Health Care sector benefitted relative performance. The Fund ended the reporting period with overweight positions relative to the Index in the Health Care, Industrials, and Materials sectors and underweight positions in the Consumer Discretionary, Financials, and IT sectors. The Fund had no exposure to the Energy or Real Estate sectors at the end of the reporting period.
Impact investing1 offers the unique potential to support measurable progress against real-world environmental and social challenges while seeking market rate returns. This approach invests in companies with products or services that have the potential to deliver significantly positive outcomes for people and/or the planet, while reporting and measuring the tangible contributions that portfolio companies make. Our proprietary quantitative and qualitative impact analysis requires a deep understanding of the product outcomes for customers, which is a lens that adds insight to our fundamental investment process. Positive and negative impacts associated with the products and services of each major business line of a company are assessed.
A company’s contribution to specific positive outcomes is evaluated with reference to the United Nations Sustainable Development Goals (UNSDGs).  We believe companies delivering solutions aligned with achieving the UNSDGs have the potential for outsized growth and returns as these UNSDG goals become spending priorities. We believe the potential for significant incremental capital deployed to achieve UNSDGs, along with an increasing investor focus on company fundamentals, is creating an attractive environment for the Fund.
We believe this is an exciting time for impact investing in public markets. We believe that the companies we seek to invest in will continue to benefit from secular demand growth for their products and services. We believe our rigorous, bottom-up analysis of business models and product outcomes will continue to help us identify the companies best positioned to benefit from these dynamics. This, combined with our focus on engagement to deliver real world outcomes, provides us with the opportunity to help investors achieve their impact and financial objectives.
Sincerely,
Richard S. Nackenson and Jonathan Bailey
Portfolio Managers
1 Impact investing is the investment in a portfolio of companies whose products and services the portfolio managers believe have the potential to deliver positive social and environmental outcomes.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Impact Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NEQIX
Class A	NEQAX
Class C	NEQCX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	1.7%
Consumer Discretionary	2.5
Consumer Staples	5.5
Financials	1.2
Health Care	25.7
Industrials	26.9
Information Technology	14.6
Materials	13.0
Utilities	7.0
Short-Term Investments	1.9
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 08/31/2022
		1 Year	Life of Fund
At NAV
Institutional Class	03/23/2021	-21.95%	-8.05%
Class A	03/23/2021	-22.28%	-8.43%
Class C	03/23/2021	-22.80%	-9.08%
With Sales Charge
Class A		-26.74%	-12.11%
Class C		-23.58%	-9.08%
Index
Russell 3000® Index[1,15]		-13.28%	-0.98%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2022 are 1.93%, 2.29% and 3.04% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios for fiscal year 2022 are 0.90%, 1.26%, and 2.01% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

U.S. Equity Impact Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1
Please see “Glossary of Indices” on page 74 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC (“NBIA”) and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2	This date reflects when NBIA first became the investment manager to the Fund.
3
The performance information for the Trust Class prior to the class’s inception date is that of the Fund’s
Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4
The performance information for the Advisor Class prior to the class’s inception date is that of the Fund’s
Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5
The performance information for the Institutional Class prior to the class’s inception date is that of the
Fund’s Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6
The performance information for the Institutional Class prior to the class’s inception date is that of the
Fund’s Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8
The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90%
of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the
Fund changed its investment policy to become “non-diversified” under the Investment Company Act of
1940 (“1940 Act”). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9
Neuberger Berman Global Real Estate Fund and Neuberger Berman International Small Cap Fund are each relatively small. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

10
The performance information for Class R3 prior to the class’s inception date is that of the Fund’s
Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional
Class has lower expenses and typically higher returns than Class R3.

11	The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

Endnotes (Unaudited)  (cont’d)
12
The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes’
inception date is that of the Fund’s Institutional Class. The performance information for the Institutional
Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as
Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A,
Class C, Investor Class, and Trust Class.

13
The performance information for Institutional Class, Class A, Class C, Class R3 and Class E prior to June 9,
2008 is that of the Fund’s Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9,
2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class and Class E. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 and Class E from June 9, 2008, to the respective class’s inception date is that of the Fund’s Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3. The Institutional Class has higher expenses and typically lower returns than Class E.

14
The performance information for Class A, Class C and Class R3 prior to the classes’ respective inception dates is that of the Fund’s Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

15	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
16
The performance information for Class R3 prior to the class’s inception date is that of the Fund’s Investor
Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

17
Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A, Class C and Class E prior to
December 21, 2009 is that of the Fund’s Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2,
2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). NBIA had previously capped Trust
Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class. The Trust Class had higher expenses and typically lower returns than Class E. The performance information for Class E from December 14, 2009, to the class’s inception date is that of the Fund’s Institutional Class. The performance information for the
Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has higher expenses and typically lower returns than Class E.

Endnotes (Unaudited)  (cont’d)
18
The performance information for Institutional Class, Class A and Class C prior to the classes’ inception date is that of the Fund’s predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership
(“DJG Fund”); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account (“DJG Account”). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund’s Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the
“Predecessors”). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code (“Code”) to which the Predecessors were not subject.
Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940
Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the
Fund. The performance for Class R6 from May 10, 2010 to January 18, 2019 includes the performance of the Fund’s Institutional Class, and prior to May 10, 2010 includes the performance of the Predecessors, as noted above.

19
The performance information for Class A and Class C prior to the classes’ inception date is that of the
Fund’s Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

20
As of June 19, 2012, the Fund changed its investment policy to become “non-diversified” under the 1940
Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund’s risk of loss. Performance prior to this change might have been different if current policies had been in effect.

21
The performance information for Class R6 prior to the class’s inception date is that of the Fund’s
Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

22
The performance information for Class R6 prior to the class’s inception date is that of the Fund’s Investor
Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

23
The performance information for Class R6 prior to the class’s inception date is that of the Fund’s Trust Class.
The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than
Class R6.

24
The performance information for Class E prior to the class’s inception date is that of the Fund’s Investor
Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class E.

25
The performance information for Class E prior to the class’s inception date is that of the Fund’s Institutional
Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class E.

Endnotes (Unaudited)  (cont’d)
26
The performance information for Class E prior to the class’s inception date is that of the Fund’s Trust Class.
The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than
Class E.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

FTSE EPRA Nareit Developed Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

FTSE Nareit All Equity REITs Index:
The index is a free-float adjusted, market capitalization-weighted index that tracks the performance of all tax-qualified equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, or NASDAQ. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong
Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,
Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The emerging market country indexes included are: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait,
Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa,
Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from
June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Effective after the close on March 9, 2022, MSCI reclassified MSCI
Russia Indexes from Emerging Markets to Standalone Markets status. At that time, all
Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/GDRs constituents

MSCI China All Shares Index (Net):
The index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of China share classes listed in
Hong Kong, Shanghai, Shenzhen and outside of China. It covers the integrated MSCI
China equity universe comprising A-shares, B-shares, H-shares, Red chips, P-chips and foreign listings listed outside China or Hong Kong (e.g. ADRs). A-shares are incorporated in China and trade on the Shanghai and Shenzhen exchanges; they are quoted in local renminbi and entail foreign investment regulations (QFII). B-shares are incorporated in China, and trade on the Shanghai and Shenzhen exchanges; they are quoted in foreign currencies (Shanghai USD, Shenzhen HKD) and are open to foreign investors. H-shares are incorporated in China and trade on the Hong Kong exchange and other foreign exchanges. Red chips and P-chips are incorporated outside of China and trade on the Hong Kong exchange. Red chips are usually controlled by the state or a province or municipality. P-chips are non state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (Unaudited)  (cont’d)
MSCI EAFE® Index (Net) (Europe, Australasia, Far East):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand,
Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 24 emerging market country indexes: Brazil, Chile, China,
Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea,
Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South
Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Effective after the close on March 9, 2022, MSCI reclassified
MSCI Russia Indexes from Emerging Markets to Standalone Markets status. At that time, all Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/GDRs constituents.

MSCI EAFE® Small Cap Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark,
Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands,
New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the
United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Growth Index:
The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap growth segment of the U.S. equity market. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The index is rebalanced annually in June.

Russell 1000® Value Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Glossary of Indices (Unaudited)  (cont’d)
Russell 2000® Growth Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Value Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 3000® Index:
The index is a float-adjusted, market-capitalization-weighted equity index that measures the performance of the 3,000 largest U.S. public companies based on total market capitalization which represent about 98% of all U.S incorporated equity securities. The index is rebalanced annually in June.

Russell Midcap® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:
The index is a float-adjusted, market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2022 and held for the entire period. The table illustrates each Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
“Expenses Paid During the Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During the Period(1) 3/1/22 – 8/31/22	Expense Ratio	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During the Period(2) 3/1/22 – 8/31/22	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$907.60	$3.32	0.69%	$1,000.00	$1,021.73	$3.52	0.69%
Class A	$1,000.00	$905.90	$5.04	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$902.40	$8.63	1.80%	$1,000.00	$1,016.13	$9.15	1.80%
Class R6	$1,000.00	$908.30	$2.84	0.59%	$1,000.00	$1,022.23	$3.01	0.59%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$869.10	$5.84	1.24%	$1,000.00	$1,018.95	$6.31	1.24%
Class A	$1,000.00	$867.60	$7.06	1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Class C	$1,000.00	$865.00	$10.58	2.25%	$1,000.00	$1,013.86	$11.42	2.25%
Class R3	$1,000.00	$865.80	$8.98	1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Class R6	$1,000.00	$869.50	$5.32	1.13%	$1,000.00	$1,019.51	$5.75	1.13%
Equity Income Fund
Institutional Class	$1,000.00	$945.40	$3.53	0.72%	$1,000.00	$1,021.58	$3.67	0.72%
Class A	$1,000.00	$944.10	$5.29	1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Class C	$1,000.00	$939.90	$8.95	1.83%	$1,000.00	$1,015.98	$9.30	1.83%
Class R3	$1,000.00	$942.50	$6.81	1.39%	$1,000.00	$1,018.20	$7.07	1.39%
Class E	$1,000.00	$948.60	$0.34	0.07%	$1,000.00	$1,024.85	$0.36	0.07%
Focus Fund
Investor Class	$1,000.00	$842.20	$4.27	0.92%	$1,000.00	$1,020.57	$4.69	0.92%
Trust Class	$1,000.00	$841.20	$5.20	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Advisor Class	$1,000.00	$840.60	$5.66	1.22%	$1,000.00	$1,019.06	$6.21	1.22%
Institutional Class	$1,000.00	$842.80	$3.58	0.77%	$1,000.00	$1,021.32	$3.92	0.77%
Class A	$1,000.00	$841.30	$5.15	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$838.30	$8.62	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Genesis Fund
Investor Class	$1,000.00	$918.40	$4.84	1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Trust Class	$1,000.00	$918.00	$5.32	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Advisor Class	$1,000.00	$916.70	$6.52	1.35%	$1,000.00	$1,018.40	$6.87	1.35%
Institutional Class	$1,000.00	$919.10	$4.11	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class R6	$1,000.00	$919.60	$3.63	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Class E	$1,000.00	$922.90	$0.19	0.04%	$1,000.00	$1,025.00	$0.20	0.04%
Global Real Estate Fund
Institutional Class	$1,000.00	$904.30	$4.85	1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Class A	$1,000.00	$902.40	$6.57	1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Class C	$1,000.00	$898.20	$10.14	2.12%	$1,000.00	$1,014.52	$10.76	2.12%
Greater China Equity Fund
Institutional Class	$1,000.00	$810.60	$6.89	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class A	$1,000.00	$809.10	$8.53	1.87%	$1,000.00	$1,015.78	$9.50	1.87%
Class C	$1,000.00	$805.80	$11.93	2.62%	$1,000.00	$1,012.00	$13.29	2.62%
International Equity Fund
Investor Class	$1,000.00	$824.40	$5.10	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Trust Class	$1,000.00	$824.40	$5.38	1.17%	$1,000.00	$1,019.31	$5.96	1.17%
Institutional Class	$1,000.00	$825.20	$3.96	0.86%	$1,000.00	$1,020.87	$4.38	0.86%
Class A	$1,000.00	$824.40	$5.61	1.22%	$1,000.00	$1,019.06	$6.21	1.22%
Class C	$1,000.00	$820.80	$9.04	1.97%	$1,000.00	$1,015.27	$10.01	1.97%
Class R6	$1,000.00	$826.10	$3.50	0.76%	$1,000.00	$1,021.37	$3.87	0.76%
Class E	$1,000.00	$828.40	$0.37	0.08%	$1,000.00	$1,024.80	$0.41	0.08%

Expense Example (Unaudited)  (cont’d)
Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During the Period(1) 3/1/22 – 8/31/22	Expense Ratio	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During the Period(2) 3/1/22 – 8/31/22	Expense Ratio
International Select Fund
Trust Class	$1,000.00	$824.80	$5.38	1.17%	$1,000.00	$1,019.31	$5.96	1.17%
Institutional Class	$1,000.00	$827.00	$3.73	0.81%	$1,000.00	$1,021.12	$4.13	0.81%
Class A	$1,000.00	$825.20	$5.38	1.17%	$1,000.00	$1,019.31	$5.96	1.17%
Class C	$1,000.00	$821.50	$8.86	1.93%	$1,000.00	$1,015.48	$9.80	1.93%
Class R3	$1,000.00	$824.30	$6.58	1.43%	$1,000.00	$1,018.00	$7.27	1.43%
Class R6	$1,000.00	$826.40	$3.31	0.72%	$1,000.00	$1,021.58	$3.67	0.72%
International Small Cap Fund
Institutional Class	$1,000.00	$823.40	$4.96	1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Class A	$1,000.00	$821.90	$6.61	1.44%	$1,000.00	$1,017.95	$7.32	1.44%
Class C	$1,000.00	$818.60	$9.99	2.18%	$1,000.00	$1,014.22	$11.07	2.18%
Class R6	$1,000.00	$823.90	$4.51	0.98%	$1,000.00	$1,020.27	$4.99	0.98%
Intrinsic Value Fund
Institutional Class	$1,000.00	$867.60	$4.71	1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Class A	$1,000.00	$866.10	$6.40	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class C	$1,000.00	$862.30	$9.90	2.11%	$1,000.00	$1,014.57	$10.71	2.11%
Class R6	$1,000.00	$867.70	$4.10	0.87%	$1,000.00	$1,020.82	$4.43	0.87%
Large Cap Growth Fund
Investor Class	$1,000.00	$905.90	$4.08(3)	0.85%	$1,000.00	$1,020.92	$4.33(3)	0.85%
Trust Class	$1,000.00	$904.90	$4.99(3)	1.04%	$1,000.00	$1,019.96	$5.30(3)	1.04%
Advisor Class	$1,000.00	$904.20	$5.62(3)	1.17%	$1,000.00	$1,019.31	$5.96(3)	1.17%
Institutional Class	$1,000.00	$906.40	$3.36(3)	0.70%	$1,000.00	$1,021.68	$3.57(3)	0.70%
Class A	$1,000.00	$904.70	$5.14(3)	1.07%	$1,000.00	$1,019.81	$5.45(3)	1.07%
Class C	$1,000.00	$901.00	$8.72(3)	1.82%	$1,000.00	$1,016.03	$9.25(3)	1.82%
Class R3	$1,000.00	$903.30	$6.52(3)	1.36%	$1,000.00	$1,018.35	$6.92(3)	1.36%
Class R6	$1,000.00	$906.50	$3.12(3)	0.65%	$1,000.00	$1,021.93	$3.31(3)	0.65%
Large Cap Value Fund
Investor Class	$1,000.00	$902.20	$3.64	0.76%	$1,000.00	$1,021.37	$3.87	0.76%
Trust Class	$1,000.00	$901.20	$4.60	0.96%	$1,000.00	$1,020.37	$4.89	0.96%
Advisor Class	$1,000.00	$900.60	$5.32	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Institutional Class	$1,000.00	$902.90	$2.93	0.61%	$1,000.00	$1,022.13	$3.11	0.61%
Class A	$1,000.00	$901.20	$4.74	0.99%	$1,000.00	$1,020.21	$5.04	0.99%
Class C	$1,000.00	$898.10	$8.23	1.72%	$1,000.00	$1,016.53	$8.74	1.72%
Class R3	$1,000.00	$900.10	$5.94	1.24%	$1,000.00	$1,018.95	$6.31	1.24%
Class R6	$1,000.00	$903.50	$2.45	0.51%	$1,000.00	$1,022.63	$2.60	0.51%
Class E	$1,000.00	$905.30	$0.19	0.04%	$1,000.00	$1,025.00	$0.20	0.04%
Mid Cap Growth Fund
Investor Class	$1,000.00	$870.80	$4.10	0.87%	$1,000.00	$1,020.82	$4.43	0.87%
Trust Class	$1,000.00	$870.60	$4.57	0.97%	$1,000.00	$1,020.32	$4.94	0.97%
Advisor Class	$1,000.00	$869.70	$5.80	1.23%	$1,000.00	$1,019.00	$6.26	1.23%
Institutional Class	$1,000.00	$872.00	$3.40	0.72%	$1,000.00	$1,021.58	$3.67	0.72%
Class A	$1,000.00	$870.40	$5.14	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Class C	$1,000.00	$866.70	$8.66	1.84%	$1,000.00	$1,015.93	$9.35	1.84%
Class R3	$1,000.00	$869.00	$6.36	1.35%	$1,000.00	$1,018.40	$6.87	1.35%
Class R6	$1,000.00	$872.20	$2.93	0.62%	$1,000.00	$1,022.08	$3.16	0.62%

Expense Example (Unaudited)  (cont’d)
Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During the Period(1) 3/1/22 – 8/31/22	Expense Ratio	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During the Period(2) 3/1/22 – 8/31/22	Expense Ratio
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$920.20	$4.65	0.96%	$1,000.00	$1,020.37	$4.89	0.96%
Trust Class	$1,000.00	$919.00	$5.80	1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Institutional Class	$1,000.00	$920.90	$4.12	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class A	$1,000.00	$919.10	$5.85	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$915.50	$9.46	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$918.20	$7.06	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Class R6	$1,000.00	$921.30	$3.63	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$881.80	$3.98	0.84%	$1,000.00	$1,020.97	$4.28	0.84%
Class A	$1,000.00	$880.50	$5.74	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$877.10	$9.27	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class E	$1,000.00	$840.60	$0.46	0.10%	$1,000.00	$1,024.70	$0.51	0.10%
Real Estate Fund
Trust Class	$1,000.00	$931.70	$5.06	1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Institutional Class	$1,000.00	$932.30	$4.14	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class A	$1,000.00	$930.80	$5.89	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$927.40	$9.52	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$929.80	$7.10	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Class R6	$1,000.00	$932.70	$3.65	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Class E	$1,000.00	$936.10	$0.44	0.09%	$1,000.00	$1,024.75	$0.46	0.09%
Small Cap Growth Fund
Investor Class	$1,000.00	$902.00	$4.84	1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Trust Class	$1,000.00	$900.70	$5.99	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Advisor Class	$1,000.00	$900.00	$6.70	1.40%	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class	$1,000.00	$902.40	$4.32	0.90%	$1,000.00	$1,020.67	$4.58	0.90%
Class A	$1,000.00	$900.90	$6.04	1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Class C	$1,000.00	$897.40	$9.61	2.01%	$1,000.00	$1,015.07	$10.21	2.01%
Class R3	$1,000.00	$899.50	$7.23	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class R6	$1,000.00	$902.90	$3.84	0.80%	$1,000.00	$1,021.17	$4.08	0.80%
Sustainable Equity Fund
Investor Class	$1,000.00	$891.70	$4.15	0.87%	$1,000.00	$1,020.82	$4.43	0.87%
Trust Class	$1,000.00	$891.00	$5.00	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Institutional Class	$1,000.00	$892.50	$3.34	0.70%	$1,000.00	$1,021.68	$3.57	0.70%
Class A	$1,000.00	$890.80	$5.05	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Class C	$1,000.00	$887.50	$8.61	1.81%	$1,000.00	$1,016.08	$9.20	1.81%
Class R3	$1,000.00	$889.80	$6.29	1.32%	$1,000.00	$1,018.55	$6.72	1.32%
Class R6	$1,000.00	$893.00	$2.86	0.60%	$1,000.00	$1,022.18	$3.06	0.60%
U.S. Equity Impact Fund
Institutional Class	$1,000.00	$904.90	$4.37	0.91%	$1,000.00	$1,020.62	$4.63	0.91%
Class A	$1,000.00	$902.60	$6.09	1.27%	$1,000.00	$1,018.80	$6.46	1.27%
Class C	$1,000.00	$899.80	$9.62	2.01%	$1,000.00	$1,015.07	$10.21	2.01%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)	Includes expenses of the Fund’s Blocker (See Note A of the Notes to Financial Statements).

Legend August 31, 2022 (Unaudited)
Neuberger Berman Equity Funds
Counterparties:
SSB	= State Street Bank and Trust Company
Currency Abbreviations:
INR	= Indian Rupee
Investment Methods:
PIPE	= Private investment in public equity
Other Abbreviations:
ADR	= American Depositary Receipt
Management or NBIA	= Neuberger Berman Investment Advisers LLC

Schedule of Investments Dividend Growth Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 96.6%
Automobiles 1.5%
28,400	General Motors Co.	$1,085,164
Banks 3.5%
10,500	JPMorgan Chase & Co.	1,194,165
7,975	PNC Financial Services Group, Inc.	1,260,050
		2,454,215
Capital Markets 4.1%
1,275	BlackRock, Inc.	849,647
8,475	Cboe Global Markets, Inc.	999,796
11,800	Morgan Stanley	1,005,596
		2,855,039
Chemicals 1.6%
20,140	Novozymes A/S Class B	1,155,907
Consumer Finance 1.3%
6,050	American Express Co.	919,600
Distributors 2.0%
26,850	LKQ Corp.	1,428,957
Diversified Financial Services 1.0%
23,725	Equitable Holdings, Inc.	705,819
Electronic Equipment, Instruments & Components 7.2%
26,900	Amphenol Corp. Class A	1,977,957
50,525	Corning, Inc.	1,734,018
4,500	Zebra Technologies Corp. Class A*	1,357,380
		5,069,355
Energy Equipment & Services 1.0%
18,675	Schlumberger NV	712,451
Entertainment 4.5%
13,800	Electronic Arts, Inc.	1,750,806
12,700	Walt Disney Co.*	1,423,416
		3,174,222
Equity Real Estate Investment Trusts 3.8%
5,450	American Tower Corp.	1,384,572
1,980	Equinix, Inc.	1,301,593
		2,686,165
Food & Staples Retailing 1.8%
9,600	Walmart, Inc.	1,272,480
Number of Shares		Value
Food Products 2.9%
20,150	Mondelez International, Inc. Class A	$ 1,246,479
22,177	Tootsie Roll Industries, Inc.	794,602
		2,041,081
Health Care Equipment & Supplies 4.5%
3,000	Becton, Dickinson & Co.	757,260
14,450	Medtronic PLC	1,270,444
5,475	STERIS PLC	1,102,556
		3,130,260
Hotels, Restaurants & Leisure 2.7%
12,250	Marriott International, Inc. Class A	1,883,315
Industrial Conglomerates 2.2%
8,200	Honeywell International, Inc.	1,552,670
Insurance 2.4%
2,675	Aon PLC Class A	747,021
5,950	Marsh & McLennan Cos., Inc.	960,151
		1,707,172
IT Services 1.5%
4,300	Automatic Data Processing, Inc.	1,050,963
Life Sciences Tools & Services 1.9%
10,525	Agilent Technologies, Inc.	1,349,831
Machinery 3.2%
6,025	Caterpillar, Inc.	1,112,878
5,050	Nordson Corp.	1,147,208
		2,260,086
Media 1.7%
33,400	Comcast Corp. Class A	1,208,746
Metals & Mining 3.2%
41,750	Freeport-McMoRan, Inc.	1,235,800
33,700	Wheaton Precious Metals Corp.	1,027,850
		2,263,650
Multi-Utilities 3.0%
24,300	CenterPoint Energy, Inc.	766,179
16,700	Dominion Energy, Inc.	1,366,060
		2,132,239
Oil, Gas & Consumable Fuels 3.7%
36,500	Devon Energy Corp.	2,577,630
See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^  (cont’d)
Number of Shares		Value
Pharmaceuticals 9.3%
30,025	AstraZeneca PLC ADR	$ 1,872,960
16,100	Bristol-Myers Squibb Co.	1,085,301
8,500	Eli Lilly & Co.	2,560,455
12,300	Novartis AG ADR	990,396
		6,509,112
Road & Rail 3.7%
42,425	CSX Corp.	1,342,751
24,100	XPO Logistics, Inc.*	1,263,322
		2,606,073
Semiconductors & Semiconductor Equipment 6.0%
13,275	Analog Devices, Inc.	2,011,561
16,450	QUALCOMM, Inc.	2,175,841
		4,187,402
Software 3.1%
8,200	Microsoft Corp.	2,144,054
Specialty Retail 1.9%
21,100	TJX Cos., Inc.	1,315,585
Technology Hardware, Storage & Peripherals 3.2%
14,250	Apple, Inc.	2,240,385
Number of Shares		Value
Textiles, Apparel & Luxury Goods 2.0%
12,550	Cie Financiere Richemont SA Class A	$1,403,447
Transportation Infrastructure 1.2%
6,650	Aena SME SA*(a)	816,764
Total Common Stocks (Cost $51,128,832)		67,899,839

Short-Term Investments 3.8%
Investment Companies 3.8%
2,667,306	State Street Institutional Treasury Money Market Fund Premier Class, 2.10%(b) (Cost $2,667,306)	2,667,306
Total Investments 100.4% (Cost $53,796,138)		70,567,145
Liabilities Less Other Assets (0.4)%		(275,401)
Net Assets 100.0%		$70,291,744

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2022 amounted to $816,764, which represents 1.2% of net assets of the
Fund.

(b)	Represents 7-day effective yield as of August 31, 2022.

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$60,632,515	86.2%
Switzerland	2,393,843	3.4%
United Kingdom	1,872,960	2.7%
Denmark	1,155,907	1.6%
Brazil	1,027,850	1.5%
Spain	816,764	1.2%
Short-Term Investments and Other Liabilities—Net	2,391,905	3.4%
	$70,291,744	100.0%
See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Chemicals	$—	$1,155,907	$—	$1,155,907
Textiles, Apparel & Luxury Goods	—	1,403,447	—	1,403,447
Transportation Infrastructure	—	816,764	—	816,764
Other Common Stocks#	64,523,721	—	—	64,523,721
Total Common Stocks	64,523,721	3,376,118	—	67,899,839
Short-Term Investments	—	2,667,306	—	2,667,306
Total Investments	$64,523,721	$6,043,424	$—	$70,567,145

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 95.0%
Brazil 3.7%
3,394,580	B3 SA - Brasil Bolsa Balcao	$ 7,732,157
1,069,308	Cia Brasileira de Aluminio	2,641,206
1,662,972	Klabin SA (a)	6,019,099
306,833	Pagseguro Digital Ltd. Class A*	4,768,185
1,429,128	Petroleo Brasileiro SA	9,128,465
		30,289,112
Canada 0.9%
466,280	Parex Resources, Inc.	7,459,202
Chile 0.9%
75,542	Sociedad Quimica y Minera de Chile SA ADR	7,530,027
China 30.2%
1,620,500	A-Living Smart City Services Co. Ltd.(b)	1,669,252
2,303,136	Alibaba Group Holding Ltd.*	27,477,659
42,166	Baidu, Inc. ADR*	6,070,639
2,211,000	China Mengniu Dairy Co. Ltd.*	10,012,021
958,000	Country Garden Services Holdings Co. Ltd.	1,882,626
4,115,000	Geely Automobile Holdings Ltd.	8,267,931
454,472	GigaDevice Semiconductor, Inc. Class A	7,594,087
2,098,226	Hengli Petrochemical Co. Ltd. Class A	5,825,889
790,500	JD.com, Inc. Class A	25,023,377
6,735,279	Jiangsu Changshu Rural Commercial Bank Co. Ltd. Class A	7,607,598
39,577	Kweichow Moutai Co. Ltd. Class A	11,023,389
1,026,631	Longfor Group Holdings Ltd.(b)	3,332,201
1,320,149	Luxshare Precision Industry Co. Ltd. Class A	7,147,207
432,600	Meituan Class B*(b)	10,389,844
1,277,527	Ping An Insurance Group Co. of China Ltd. Class A	8,088,611
45,504	Shenzhen SC New Energy Technology Corp. Class A	871,300
3,868,200	Shenzhen Topband Co. Ltd. Class A	6,963,277
1,923,900	Sichuan Kelun Pharmaceutical Co. Ltd. Class A	5,976,269
1,092,800	Tencent Holdings Ltd.	45,166,239
291,298	Trip.com Group Ltd. ADR*	7,492,184
854,000	Tsingtao Brewery Co. Ltd. H Shares	8,293,167
Number of Shares		Value
China – cont'd
774,351	Wingtech Technology Co. Ltd. Class A	$ 7,220,260
1,772,288	Xianhe Co. Ltd. Class A	6,734,099
1,176,481	Yifeng Pharmacy Chain Co. Ltd. Class A	9,080,643
638,489	Zhejiang HangKe Technology, Inc. Co. Class A	5,722,551
1,881,068	Zhejiang Juhua Co. Ltd. Class A	4,267,319
		249,199,639
Hong Kong 0.4%
677,000	China Merchants Bank Co. Ltd. H Shares	3,462,253
Hungary 1.0%
388,945	Richter Gedeon Nyrt	7,841,952
India 19.4%
12,416,910	API Holdings Private Ltd.*#(c)(d)	8,046,332
85,620	Apollo Hospitals Enterprise Ltd.	4,586,496
1,521,945	Aptus Value Housing Finance India Ltd.*	6,864,900
235,531	Cartrade Tech Ltd.*	1,875,988
522,413	DLF Ltd.	2,523,207
1,733,428	EPL Ltd.	3,682,021
187,677	GMM Pfaudler Ltd.	3,870,940
689,988	HDFC Bank Ltd.	12,627,924
76,386	Housing Development Finance Corp. Ltd.	2,313,185
2,048,834	ICICI Bank Ltd.	22,509,215
515,178	IndusInd Bank Ltd.	7,044,443
521,210	Infosys Ltd. ADR	9,538,143
217,441	JB Chemicals & Pharmaceuticals Ltd.	4,784,489
1,942,017	Motherson Sumi Wiring India Ltd.	1,959,731
1,063,830	National Stock Exchange *#(c)(d)	37,153,247
4,084	Pine Labs PTE Ltd.*#(c)(d)	2,269,070
389,808	Reliance Industries Ltd.	12,789,733
1,789,841	State Bank of India	11,778,713
213,899	United Breweries Ltd.	4,406,450
		160,624,227
Indonesia 1.5%
7,625,300	Bank Central Asia Tbk PT	4,210,865
14,346,700	Bank Negara Indonesia Persero Tbk PT	8,228,776
		12,439,641
Korea 9.8%
192,125	Hana Financial Group, Inc.	5,599,800
20,731	LG Chem Ltd.	9,704,104
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^  (cont’d)
Number of Shares		Value
Korea – cont'd
19,511	NCSoft Corp.	$ 5,482,830
76,058	Orion Corp.	5,571,593
662,477	Samsung Electronics Co. Ltd.	29,348,223
175,112	SK Hynix, Inc.	12,311,762
59,995	SK Square Co. Ltd.*	1,802,788
192,186	SK Telecom Co. Ltd.	7,456,117
23,385	Soulbrain Co. Ltd.	3,756,698
		81,033,915
Macau 0.8%
1,220,000	Galaxy Entertainment Group Ltd.	6,819,412
Mexico 1.3%
3,151,590	Wal-Mart de Mexico SAB de CV	10,327,748
Peru 0.8%
49,393	Credicorp Ltd.	6,366,264
Poland 1.3%
152,553	Dino Polska SA*(b)	11,129,282
Qatar 1.0%
1,454,712	Qatar National Bank QPSC	8,231,895
Saudi Arabia 3.6%
1,070,140	Saudi Arabian Oil Co.(b)	10,659,647
605,934	Saudi National Bank	11,236,356
134,579	Saudi Tadawul Group Holding Co.	8,130,044
		30,026,047
South Africa 3.6%
252,868	Anglo American PLC	8,125,778
496,401	Bid Corp. Ltd.	9,402,388
68,129	Capitec Bank Holdings Ltd.	8,100,903
31,755	Naspers Ltd. N Shares	4,477,659
		30,106,728
Taiwan 13.1%
500,600	Accton Technology Corp.	4,609,826
2,435,000	Chunghwa Telecom Co. Ltd.	9,662,295
641,779	Hiwin Technologies Corp.	4,331,721
407,000	Keystone Microtech Corp.	3,264,265
788,000	RichWave Technology Corp.	3,592,248
3,879,839	Taiwan Semiconductor Manufacturing Co. Ltd.	63,512,116
Number of Shares		Value
Taiwan – cont'd
1,055,339	Tong Hsing Electronic Industries Ltd.*	$ 7,316,399
5,113,000	Uni-President Enterprises Corp.	11,049,509
103,000	Yageo Corp.	1,101,607
		108,439,986
United Arab Emirates 1.4%
8,248,017	Borouge PLC*	6,893,744
1,523,455	Network International Holdings PLC*(b)	4,261,675
		11,155,419
Zambia 0.3%
161,692	First Quantum Minerals Ltd.	2,861,173

Total Common Stocks (Cost $775,252,210)		785,343,922
Preferred Stocks 2.2%
India 2.2%
217,973	Gupshup, Inc. Ser. F*#(c)(d)	4,983,996
9,762	Pine Labs PTE Ltd. Ser. 1*#(c)(d)	5,429,624
2,439	Pine Labs PTE Ltd. Ser. A*#(c)(d)	1,355,596
2,654	Pine Labs PTE Ltd. Ser. B*#(c)(d)	1,475,624
2,147	Pine Labs PTE Ltd. Ser. B2*#(c)(d)	1,193,732
3,993	Pine Labs PTE Ltd. Ser. C*#(c)(d)	2,223,702
841	Pine Labs PTE Ltd. Ser. C1*#(c)(d)	468,353
900	Pine Labs PTE Ltd. Ser. D*#(c)(d)	503,460
Total Preferred Stocks (Cost $13,478,212)		17,634,087

Short-Term Investments 3.0%
Investment Companies 3.0%
25,239,723	State Street Institutional Treasury Money Market Fund Premier Class, 2.10%(e) (Cost $25,239,723)	25,239,723
Total Investments 100.2% (Cost $813,970,145)		828,217,732
Liabilities Less Other Assets (0.2)%		(1,787,268)
Net Assets 100.0%		$826,430,464

*	Non-income producing security.
(a)	Security represented in Units.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^  (cont’d)
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2022 amounted to $41,441,901, which represents 5.0% of net assets of the
Fund.

(c)	Value determined using significant unobservable inputs.
(d)
Security fair valued as of August 31, 2022 in accordance with procedures approved by the Board of Trustees.
Total value of all such securities at August 31, 2022 amounted to $65,102,736, which represents 7.9% of net assets of the Fund.

(e)	Represents 7-day effective yield as of August 31, 2022.
#
These securities have been deemed by Management to be illiquid, and are subject to restrictions on resale. At August 31, 2022, these securities amounted to $65,102,736, which represents 7.9% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 8/31/2022	Fair Value Percentage of Net Assets as of 8/31/2022
API Holdings Private Ltd.	10/18/2021	$8,879,972	$8,046,332	1.0%
Gupshup, Inc. Ser. F (Ser. F Preferred Shares)	7/16/2021	4,983,996	4,983,996	0.6%
National Stock Exchange	4/16/2018	15,536,312	37,153,247	4.5%
Pine Labs PTE Ltd.	7/6/2021	1,522,760	2,269,070	0.3%
Pine Labs PTE Ltd. Ser. 1 (Ser. 1 Preferred Shares)	7/6/2021	3,639,859	5,429,624	0.6%
Pine Labs PTE Ltd. Ser. A (Ser. A Preferred Shares)	7/6/2021	909,406	1,355,596	0.2%
Pine Labs PTE Ltd. Ser. B (Ser. B Preferred Shares)	7/6/2021	989,570	1,475,624	0.2%
Pine Labs PTE Ltd. Ser. B2 (Ser. B2 Preferred Shares)	7/6/2021	800,530	1,193,732	0.1%
Pine Labs PTE Ltd. Ser. C (Ser. C Preferred Shares)	7/6/2021	1,488,830	2,223,702	0.3%
Pine Labs PTE Ltd. Ser. C1 (Ser. C1 Preferred Shares)	7/6/2021	313,575	468,353	0.0%
Pine Labs PTE Ltd. Ser. D (Ser. D Preferred Shares)	7/6/2021	335,574	503,460	0.1%
Total		$39,400,384	$65,102,736	7.9%
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Banks	$117,005,005	14.2%
Semiconductors & Semiconductor Equipment	92,948,566	11.2%
Internet & Direct Marketing Retail	76,736,711	9.3%
Capital Markets	53,015,448	6.4%
Interactive Media & Services	51,236,878	6.2%
Oil, Gas & Consumable Fuels	40,037,047	4.8%
Food & Staples Retailing	39,940,061	4.8%
IT Services	38,471,160	4.7%
Chemicals	37,977,781	4.6%
Electronic Equipment, Instruments & Components	29,748,750	3.6%
Technology Hardware, Storage & Peripherals	29,348,223	3.6%
Pharmaceuticals	26,649,042	3.2%
Food Products	26,633,123	3.2%
Beverages	23,723,006	2.9%
Metals & Mining	13,628,157	1.6%
Containers & Packaging	9,701,120	1.2%
Diversified Telecommunication Services	9,662,295	1.2%
Automobiles	8,267,931	1.0%
Machinery	8,202,661	1.0%
Insurance	8,088,611	1.0%
Wireless Telecommunication Services	7,456,117	0.9%
Thrifts & Mortgage Finance	6,864,900	0.8%
Hotels, Restaurants & Leisure	6,819,412	0.8%
Paper & Forest Products	6,734,099	0.8%
Real Estate Management & Development	5,855,408	0.7%
Electrical Equipment	5,722,551	0.7%
Entertainment	5,482,830	0.7%
Communications Equipment	4,609,826	0.6%
Health Care Providers & Services	4,586,496	0.6%
Commercial Services & Supplies	3,551,878	0.4%
Diversified Financial Services	2,313,185	0.3%
Auto Components	1,959,731	0.2%
Short-Term Investments and Other Liabilities—Net	23,452,455	2.8%
	$826,430,464	100.0%
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
China	$13,562,823	$235,636,816	$—	$249,199,639
Hong Kong	—	3,462,253	—	3,462,253
Hungary	—	7,841,952	—	7,841,952
India	9,538,143	103,617,435	47,468,649	160,624,227
Indonesia	—	12,439,641	—	12,439,641
Korea	—	81,033,915	—	81,033,915
Macau	—	6,819,412	—	6,819,412
Poland	—	11,129,282	—	11,129,282
Qatar	—	8,231,895	—	8,231,895
Saudi Arabia	—	30,026,047	—	30,026,047
South Africa	—	30,106,728	—	30,106,728
Taiwan	—	108,439,986	—	108,439,986
Other Common Stocks#	75,988,945	—	—	75,988,945
Total Common Stocks	99,089,911	638,785,362	47,468,649	785,343,922
Preferred Stocks#	—	—	17,634,087	17,634,087
Short-Term Investments	—	25,239,723	—	25,239,723
Total Investments	$99,089,911	$664,025,085	$65,102,736	$828,217,732

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2021	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2022
Investments in Securities:
Common Stocks(1)	$24,837	$—	$—	$13,751	$8,880	$—	$—	$—	$47,469	$13,751
Preferred Stocks(1)	13,461	—	—	4,173	—	—	—	—	17,634	4,173
Total	$38,298	$—	$—	$17,924	$8,880	$—	$—	$—	$65,103	$17,924

(1) Quantitative Information about Level 3 Fair Value Measurements:
Investment type	Fair value at 8/31/2022	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$10,315,402	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	5.0x - 37.0x	12.0x	Increase
			Price Earnings	32.0x	32.0x	Increase
			Discount Rate	12.0%	12.0%	Decrease
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^  (cont’d)
(1)Quantitative Information about Level 3 Fair Value Measurements (cont’d):
Investment type	Fair value at 8/31/2022	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
			Expected Volatility	70.0%	70.0%	Decrease
Common Stocks	$37,153,247	Market Approach	Transaction Price	INR 2,775	INR 2,775	Increase
Preferred Stocks	17,634,087	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	5.0x - 37.0x	28.0x	Increase
			Discount Rate	12.0%	12.0%	Decrease
			Expected Volatility	70.0%	70.0%	Decrease
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 95.9%
Aerospace & Defense 2.5%
308,425	Raytheon Technologies Corp.	$27,681,144
Banks 6.4%
258,300	Citizens Financial Group, Inc.	9,474,444
139,255	JPMorgan Chase & Co.(a)	15,837,471
192,425	PNC Financial Services Group, Inc.(a)	30,403,150
354,400	Wells Fargo & Co.	15,490,824
		71,205,889
Beverages 2.8%
212,950	Coca-Cola Co.	13,141,145
105,850	PepsiCo, Inc.	18,234,779
		31,375,924
Biotechnology 1.7%
140,400	AbbVie, Inc.	18,878,184
Capital Markets 4.4%
181,175	CME Group, Inc.	35,439,642
571,775	Virtu Financial, Inc. Class A	13,127,954
		48,567,596
Chemicals 2.6%
316,250	Nutrien Ltd.	29,022,262
Construction & Engineering 2.0%
644,675	Ferrovial SA	16,165,155
182,250	MDU Resources Group, Inc.	5,494,838
		21,659,993
Diversified Telecommunication Services 2.0%
68,200	Cogent Communications Holdings, Inc.	3,631,650
822,325	TELUS Corp.	18,520,273
		22,151,923
Electric Utilities 3.0%
391,675	NextEra Energy, Inc.(a)	33,315,875
Electrical Equipment 3.5%
135,675	Eaton Corp. PLC	18,538,632
250,275	Emerson Electric Co.	20,457,478
		38,996,110
Electronic Equipment, Instruments & Components 0.8%
261,800	Corning, Inc.	8,984,976
Number of Shares		Value
Equity Real Estate Investment Trusts 7.5%
38,200	Alexandria Real Estate Equities, Inc.	$ 5,859,880
1,104,650	Brixmor Property Group, Inc.	23,727,882
60,900	Camden Property Trust	7,826,259
66,625	Crown Castle, Inc.	11,381,549
56,850	Duke Realty Corp.	3,345,622
68,675	Equity Residential	5,025,636
116,025	Prologis, Inc.	14,446,273
73,525	Terreno Realty Corp.	4,484,290
217,345	VICI Properties, Inc.	7,170,212
		83,267,603
Food Products 1.9%
282,475	Kellogg Co.	20,547,232
Health Care Equipment & Supplies 1.0%
15,000	Becton, Dickinson & Co.	3,786,300
85,500	Medtronic PLC	7,517,160
		11,303,460
Health Care Providers & Services 1.9%
217,550	CVS Health Corp.	21,352,533
Hotels, Restaurants & Leisure 1.4%
61,850	McDonald's Corp.	15,603,518
Household Durables 0.6%
157,250	Leggett & Platt, Inc.	6,010,095
Household Products 0.6%
46,150	Procter & Gamble Co.	6,365,931
IT Services 2.2%
194,525	Paychex, Inc.	23,992,713
Leisure Products 2.0%
277,000	Hasbro, Inc.	21,833,140
Machinery 2.4%
55,550	Caterpillar, Inc.	10,260,641
44,050	Deere & Co.	16,089,262
		26,349,903
Metals & Mining 4.2%
336,800	Agnico Eagle Mines Ltd.	13,879,528
367,150	Rio Tinto PLC ADR	20,666,873
260,325	Southern Copper Corp.	12,253,498
		46,799,899
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^  (cont’d)
Number of Shares		Value
Multi-Utilities 9.4%
180,650	Ameren Corp.	$ 16,731,803
1,299,600	CenterPoint Energy, Inc.	40,976,388
176,000	Dominion Energy, Inc.	14,396,800
105,100	Public Service Enterprise Group, Inc.	6,764,236
66,250	Sempra Energy	10,929,263
136,525	WEC Energy Group, Inc.	14,081,188
		103,879,678
Oil, Gas & Consumable Fuels 11.3%
284,525	Chesapeake Energy Corp.	28,591,917
116,700	Chevron Corp.	18,445,602
356,998	ConocoPhillips	39,073,431
102,375	Pioneer Natural Resources Co.	25,923,398
381,000	Williams Cos., Inc.	12,965,430
		124,999,778
Pharmaceuticals 9.9%
416,575	AstraZeneca PLC ADR	25,985,948
217,350	Bristol-Myers Squibb Co.	14,651,564
183,075	Johnson & Johnson	29,537,320
329,975	Merck & Co., Inc.	28,166,666
280,475	Roche Holding AG ADR	11,342,409
		109,683,907
Semiconductors & Semiconductor Equipment 3.7%
30,000	Intel Corp.	957,600
129,615	QUALCOMM, Inc.(a)	17,144,176
140,000	Texas Instruments, Inc.	23,129,400
		41,231,176
Number of Shares		Value
Software 1.1%
44,550	Microsoft Corp.	$11,648,489
Specialty Retail 1.6%
60,075	Best Buy Co., Inc.	4,246,702
45,600	Home Depot, Inc.	13,151,952
		17,398,654
Trading Companies & Distributors 1.5%
60,300	Watsco, Inc.	16,403,409
Total Common Stocks (Cost $786,402,556)		1,060,510,994

Short-Term Investments 3.0%
Investment Companies 3.0%
32,788,644	State Street Institutional Treasury Money Market Fund Premier Class, 2.10%(b) (Cost $32,788,644)	32,788,644
Total Investments 98.9% (Cost $819,191,200)		1,093,299,638
Other Assets Less Liabilities 1.1%(c)		12,312,454
Net Assets 100.0%		$1,105,612,092

(a)	All or a portion of this security is pledged as collateral for options written.
(b)	Represents 7-day effective yield as of August 31, 2022.
(c)	Includes the impact of the Fund’s open positions in derivatives at August 31, 2022.
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$924,017,457	83.6%
Canada	61,422,063	5.5%
United Kingdom	25,985,948	2.3%
Australia	20,666,873	1.9%
Spain	16,165,155	1.5%
Peru	12,253,498	1.1%
Short-Term Investments and Other Assets—Net	45,101,098	4.1%
	$1,105,612,092	100.0%
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^  (cont’d)
Derivative Instruments
Written option contracts (“options written”)
At August 31, 2022, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Electric Utilities
Nextera Energy, Inc.	200	$(1,701,200)	$95	9/16/2022	$(1,500)
Electronic Equipment, Instruments & Components
Corning, Inc.	800	(2,745,600)	42	10/21/2022	—(a)(b)
Machinery
Caterpillar, Inc.	150	(2,770,650)	250	11/18/2022	(6,225)
Oil, Gas & Consumable Fuels
ConocoPhillips	200	(2,189,000)	120	10/21/2022	(60,600)
ConocoPhillips	200	(2,189,000)	130	10/21/2022	(24,600)
					(85,200)
Total calls					$(92,925)
Puts
Distributors
Lkq Corp.	700	(3,725,400)	45	10/21/2022	(33,250)
Food & Staples Retailing
Sysco Corp.	500	(4,111,000)	70	9/16/2022	(4,000)(a)(b)
Health Care Equipment & Supplies
Becton, Dickinson & Co.	150	(3,786,300)	220	9/16/2022	(5,250)(a)(b)
Becton, Dickinson & Co.	150	(3,786,300)	230	9/16/2022	(6,000)
					(11,250)
Hotels, Restaurants & Leisure
Darden Restaurants, Inc.	300	(3,711,300)	105	9/16/2022	(5,250)(a)(b)
Darden Restaurants, Inc.	300	(3,711,300)	100	10/21/2022	(35,250)
					(40,500)
Media
Comcast Corp.	1,000	(3,619,000)	32.5	9/16/2022	(17,000)
Road & Rail
Union Pacific Corp.	150	(3,367,650)	195	9/16/2022	(5,250)
Union Pacific Corp.	100	(2,245,100)	205	9/16/2022	(7,750)
Union Pacific Corp.	100	(2,245,100)	200	10/21/2022	(25,000)
					(38,000)
Specialty Retail
Home Depot, Inc.	125	(3,605,250)	245	9/16/2022	(3,313)
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^  (cont’d)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Specialty Retail (cont’d)
Home Depot, Inc.	150	$(4,326,300)	$250	10/21/2022	$(37,425)
					(40,738)
Total puts					$(184,738)
Total options written (premium received $230,518)					$(277,663)

(a)	Value determined using significant unobservable inputs.
(b)	Security fair valued as of August 31, 2022 in accordance with procedures approved by the Board of Trustees.
For the year ended August 31, 2022, the average market value for the months where the Fund had options written outstanding was $(1,240,743). At August 31, 2022, the Fund had securities pledged in the amount of $30,363,966 to cover collateral requirements for options written.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Construction & Engineering	$5,494,838	$16,165,155	$—	$21,659,993
Other Common Stocks#	1,038,851,001	—	—	1,038,851,001
Total Common Stocks	1,044,345,839	16,165,155	—	1,060,510,994
Short-Term Investments	—	32,788,644	—	32,788,644
Total Investments	$1,044,345,839	$48,953,799	$—	$1,093,299,638

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
The following is a summary, categorized by Level (see Note A of the  Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of August 31, 2022:
Other Financial Instruments	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(263,163)	$—	$(14,500)	$(277,663)
Total	$(263,163)	$—	$(14,500)	$(277,663)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2021	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases/ Closing of options	Sales/ Writing of options	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2022
Other Financial Instruments
Written Option Contracts(1)	$—	$—	$—	$17	$—	$(32)	$—	$—	$(15)	$17
Total	$—	$—	$—	$17	$—	$(32)	$—	$—	$(15)	$17
(1) For the year ended  August 31, 2022, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Focus Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 97.4%
Aerospace & Defense 2.1%
130,091	Airbus SE	$12,748,020
Automobiles 2.6%
282,697	Mercedes-Benz Group AG	15,849,602
Beverages 3.0%
428,132	Diageo PLC	18,600,788
Chemicals 1.3%
65,615	Air Liquide SA	8,222,403
Computers 0.2%
90,909	Arctic Wolf Networks, Inc.*#(a)(b)	999,999
Diversified Telecommunication Services 2.7%
882,919	Deutsche Telekom AG	16,640,577
Electronic Equipment, Instruments & Components 0.9%
114,856	II-VI, Inc.*	5,424,649
Entertainment 9.9%
60,465	Liberty Media Corp.-Liberty Formula One Class C*	3,850,411
96,673	Netflix, Inc.*	21,612,216
52,191	Take-Two Interactive Software, Inc.*	6,396,529
251,164	Walt Disney Co.*	28,150,461
		60,009,617
Health Care Providers & Services 4.3%
32,553	Elevance Health, Inc.	15,791,786
51,181	HCA Healthcare, Inc.	10,127,184
		25,918,970
Insurance 8.6%
129,236	Allstate Corp.	15,572,938
43,335	Aon PLC Class A	12,101,732
201,227	Progressive Corp.	24,680,492
		52,355,162
Internet & Direct Marketing Retail 8.9%
278,992	Amazon.com, Inc.*	35,367,816
21,943	MercadoLibre, Inc.*	18,769,164
		54,136,980
IT Services 8.7%
8,451	Adyen NV*(c)	13,041,115
Number of Shares		Value
IT Services – cont'd
23,142	EPAM Systems, Inc.*	$ 9,870,063
127,405	Okta, Inc.*	11,644,817
78,705	Snowflake, Inc. Class A*	14,241,670
291,603	Thoughtworks Holding, Inc.*	3,837,495
		52,635,160
Personal Products 1.9%
33,666	L'Oreal SA	11,562,393
Pharmaceuticals 1.4%
135,363	AstraZeneca PLC ADR	8,443,944
Road & Rail 15.8%
69,395	Canadian National Railway Co.	8,252,793
131,601	Canadian Pacific Railway Ltd.	9,851,913
835,996	CSX Corp.	26,459,273
972,875	Uber Technologies, Inc.*	27,979,885
105,068	Union Pacific Corp.	23,588,817
		96,132,681
Semiconductors & Semiconductor Equipment 1.5%
108,724	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	9,062,145
Software 10.0%
25,515	Constellation Software, Inc.	38,408,395
116,336	Datadog, Inc. Class A*	12,209,463
38,050	Microsoft Corp.	9,948,933
		60,566,791
Specialty Retail 6.5%
80,732	Floor & Decor Holdings, Inc. Class A*	6,568,356
38,012	RH*	9,727,651
55,006	Ulta Beauty, Inc.*	23,095,369
		39,391,376
Textiles, Apparel & Luxury Goods 2.4%
22,654	LVMH Moet Hennessy Louis Vuitton SE	14,617,874
Wireless Telecommunication Services 4.7%
196,832	T-Mobile U.S., Inc.*	28,335,935

Total Common Stocks (Cost $600,517,996)		591,655,066
Preferred Stocks 0.5%
IT Services 0.1%
106,691	Druva, Inc., Ser. 5*#(a)(b)	999,993
See Notes to Financial Statements

Schedule of Investments Focus Fund^  (cont’d)
Number of Shares		Value
Software 0.2%
63,363	Videoamp, Inc., Ser. F1*#(a)(b)	$999,995
Textiles, Apparel & Luxury Goods 0.2%
1,000	Fabletics LLC, Ser. G*#(a)(b)	1,000,000
Total Preferred Stocks (Cost $2,999,995)		2,999,988

Short-Term Investments 3.1%
Investment Companies 3.1%
18,556,353	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.25%(d) (Cost $18,556,353)	18,556,353
Total Investments 101.0% (Cost $622,074,344)		613,211,407
Liabilities Less Other Assets (1.0)%		(5,928,745)
Net Assets 100.0%		$607,282,662

*	Non-income producing security.
(a)	Value determined using significant unobservable inputs.
(b)
Security fair valued as of August 31, 2022 in accordance with procedures approved by the Board of Trustees.
Total value of all such securities at August 31, 2022 amounted to $3,999,987, which represents 0.7% of net assets of the Fund.

(c)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2022 amounted to $13,041,115, which represents 2.1% of net assets of the
Fund.

(d)	Represents 7-day effective yield as of August 31, 2022.
#
These securities have been deemed by Management to be illiquid, and are subject to restrictions on resale. At August 31, 2022, these securities amounted to $3,999,987, which represents 0.7% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 8/31/2022	Fair Value Percentage of Net Assets as of 8/31/2022
Arctic Wolf Networks, Inc.	12/31/2021	$999,999	$999,999	0.2%
Druva, Inc. (Ser. 5 Preferred Shares)	4/1/2021	1,000,000	999,993	0.1%
Fabletics LLC (Ser. G Preferred Shares)	1/10/2022	1,000,000	1,000,000	0.2%
Videoamp, Inc. (Ser. F1 Preferred Shares)	1/4/2022	999,995	999,995	0.2%
Total		$3,999,994	$3,999,987	0.7%
See Notes to Financial Statements

Schedule of Investments Focus Fund^  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$390,583,928	64.3%
Canada	56,513,101	9.3%
France	47,150,690	7.8%
Germany	32,490,179	5.3%
United Kingdom	27,044,732	4.5%
Brazil	18,769,164	3.1%
Netherlands	13,041,115	2.1%
Taiwan	9,062,145	1.5%
Short-Term Investments and Other Liabilities—Net	12,627,608	2.1%
	$607,282,662	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Aerospace & Defense	$—	$12,748,020	$—	$12,748,020
Automobiles	—	15,849,602	—	15,849,602
Beverages	—	18,600,788	—	18,600,788
Chemicals	—	8,222,403	—	8,222,403
Computers	—	—	999,999	999,999
Diversified Telecommunication Services	—	16,640,577	—	16,640,577
IT Services	39,594,045	13,041,115	—	52,635,160
Personal Products	—	11,562,393	—	11,562,393
Textiles, Apparel & Luxury Goods	—	14,617,874	—	14,617,874
Other Common Stocks#	439,778,250	—	—	439,778,250
Total Common Stocks	479,372,295	111,282,772	999,999	591,655,066
Preferred Stocks#	—	—	2,999,988	2,999,988
Short-Term Investments	—	18,556,353	—	18,556,353
Total Investments	$479,372,295	$129,839,125	$3,999,987	$613,211,407

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2021	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2022
Investments in Securities:
Common Stocks(1)	$756	$—	$—	$(256)	$1,000	$—	$—	$(500)	$1,000	$—
Preferred Stocks(1)	9,456	—	—	(1,639)	2,000	—	—	(6,817)	3,000	—
See Notes to Financial Statements

Schedule of Investments Focus Fund^  (cont’d)
(000's omitted)	Beginning balance as of 9/1/2021	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2022
Investments in Securities:
Warrants(2)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total	$10,212	$—	$—	$(1,895)	$3,000	$—	$—	$(7,317)	$4,000	$—

(1) Quantitative Information about Level 3 Fair Value Measurements:
Investment type	Fair value at 8/31/2022	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$999,999	Market Approach	Transaction Price	$11.00	$11.00	Increase
Preferred Stocks	999,993	Market Approach	Enterprise value/ Revenue multiple(c) (EV/Revenue)	11.0x	11.0x	Increase
Preferred Stocks	1,999,995	Market Approach	Transaction Price	$15.78 - $1,000.00	$507.89	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(2) At the beginning of the period, these investments were valued in accordance with procedures approved by the Board of Trustees. The Fund no longer held these investments at August 31, 2022 and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Genesis Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 97.9%
Air Freight & Logistics 0.9%
881,451	Forward Air Corp.	$85,536,005
Airlines 0.4%
382,039	Allegiant Travel Co.*	36,866,763
Auto Components 3.2%
1,644,823	Fox Factory Holding Corp.*	153,313,952
839,477	LCI Industries	97,270,200
955,915	XPEL, Inc.*	65,508,855
		316,093,007
Banks 10.4%
1,607,972	Bank of Hawaii Corp.	125,453,976
916,530	BOK Financial Corp.	81,452,021
510,368	Columbia Banking System, Inc.	15,285,522
1,644,692	Community Bank System, Inc.	107,529,963
1,013,296	Cullen/Frost Bankers, Inc.	131,687,948
3,468,891	CVB Financial Corp.	91,023,700
2,663,073	First Financial Bankshares, Inc.	113,207,233
459,454	First Hawaiian, Inc.	11,812,562
2,672,238	Glacier Bancorp, Inc.	135,429,022
954,574	Lakeland Financial Corp.	71,917,605
1,142,999	Prosperity Bancshares, Inc.	81,015,769
1,110,907	Stock Yards Bancorp, Inc.	73,608,698
		1,039,424,019
Biotechnology 0.3%
2,333,687	Abcam PLC*	34,435,408
Building Products 1.5%
1,139,890	AAON, Inc.	65,520,877
633,206	CSW Industrials, Inc.	80,163,880
		145,684,757
Capital Markets 1.8%
829,603	Artisan Partners Asset Management, Inc. Class A	28,007,397
505,200	Hamilton Lane, Inc. Class A	35,151,816
740,828	Houlihan Lokey, Inc.	58,154,998
236,366	MarketAxess Holdings, Inc.	58,758,224
		180,072,435
Chemicals 1.5%
544,874	Chase Corp.(a)	48,036,092
572,471	Quaker Chemical Corp.	99,793,145
		147,829,237
Number of Shares		Value
Commercial Services & Supplies 3.2%
3,096,022	Driven Brands Holdings, Inc.*	$ 97,307,971
3,544,038	IAA, Inc.*	132,050,856
2,726,054	Rollins, Inc.	92,031,583
		321,390,410
Communications Equipment 1.2%
3,668,182	NetScout Systems, Inc.*(a)	116,428,097
Construction & Engineering 1.8%
633,729	Valmont Industries, Inc.	175,428,862
Construction Materials 1.2%
975,719	Eagle Materials, Inc.	116,715,507
Containers & Packaging 1.2%
825,977	AptarGroup, Inc.	84,918,695
426,336	UFP Technologies, Inc.*(a)	39,644,985
		124,563,680
Distributors 2.5%
735,821	Pool Corp.	249,583,125
Diversified Consumer Services 0.5%
739,881	Bright Horizons Family Solutions, Inc.*	50,459,884
Electronic Equipment, Instruments & Components 4.1%
633,318	Littelfuse, Inc.	150,235,696
1,342,764	National Instruments Corp.	53,388,297
1,068,964	Novanta, Inc.*	142,909,797
207,772	Zebra Technologies Corp. Class A*	62,672,346
		409,206,136
Food & Staples Retailing 0.6%
1,517,957	Grocery Outlet Holding Corp.*	60,900,435
Food Products 0.3%
2,067,030	Utz Brands, Inc.	34,436,720
Health Care Equipment & Supplies 5.2%
132,387	Atrion Corp.(a)	79,955,129
2,122,644	Haemonetics Corp.*	159,261,979
169,624	IDEXX Laboratories, Inc.*	58,964,695
1,520,877	Neogen Corp.*	31,786,329
622,111	West Pharmaceutical Services, Inc.	184,574,113
		514,542,245
See Notes to Financial Statements

Schedule of Investments Genesis Fund^  (cont’d)
Number of Shares		Value
Health Care Providers & Services 1.7%
345,569	Chemed Corp.	$164,556,502
Health Care Technology 0.8%
892,831	Certara, Inc.*	13,990,662
1,073,569	Simulations Plus, Inc.(a)	64,467,818
		78,458,480
Hotels, Restaurants & Leisure 1.0%
1,110,530	Texas Roadhouse, Inc.	98,570,643
Household Products 1.8%
959,391	Church & Dwight Co., Inc.	80,310,621
535,289	WD-40 Co.	101,255,267
		181,565,888
Insurance 1.6%
919,529	AMERISAFE, Inc.	43,971,877
1,046,785	RLI Corp.	114,895,121
		158,866,998
IT Services 1.2%
606,991	Jack Henry & Associates, Inc.	116,663,670
Leisure Products 0.6%
5,813,162	Hayward Holdings, Inc.*	61,096,333
Life Sciences Tools & Services 3.0%
662,407	Bio-Techne Corp.	219,793,267
376,504	ICON PLC*	79,001,834
		298,795,101
Machinery 7.5%
1,265,509	Graco, Inc.	80,790,095
1,958,683	Hillman Solutions Corp.*	16,433,350
538,204	Kadant, Inc.	96,569,944
523,169	Lindsay Corp.	83,895,381
452,166	Nordson Corp.	102,718,550
310,341	Omega Flex, Inc.	31,350,648
901,986	RBC Bearings, Inc.*	217,089,990
1,475,180	Toro Co.	122,336,677
		751,184,635
Marine 1.1%
1,631,124	Kirby Corp.*	109,383,175
Media 3.9%
66,020	Cable One, Inc.	74,932,700
1,266,647	Nexstar Media Group, Inc. Class A	242,334,904
Number of Shares		Value
Media – cont'd
1,141,968	TechTarget, Inc.*	$ 74,113,723
		391,381,327
Oil, Gas & Consumable Fuels 2.3%
1,241,453	Matador Resources Co.	73,990,599
8,870,323	Southwestern Energy Co.*	66,438,719
46,262	Texas Pacific Land Corp.	85,143,361
		225,572,679
Professional Services 4.3%
1,837,401	Exponent, Inc.	172,458,458
822,837	FTI Consulting, Inc.*	132,147,622
945,552	Tetra Tech, Inc.	128,415,417
		433,021,497
Real Estate Management & Development 1.3%
1,043,928	FirstService Corp.	130,564,075
Semiconductors & Semiconductor Equipment 5.6%
669,315	Advanced Energy Industries, Inc.	60,097,794
1,393,057	FormFactor, Inc.*	40,788,709
3,343,984	Lattice Semiconductor Corp.*	180,240,738
1,100,078	MKS Instruments, Inc.	109,578,769
2,303,667	Power Integrations, Inc.	164,781,300
		555,487,310
Software 12.0%
828,409	Altair Engineering, Inc. Class A*	43,085,552
2,059,740	American Software, Inc. Class A(a)	34,871,398
634,427	Aspen Technology, Inc.*	133,610,326
1,580,676	Definitive Healthcare Corp.*	31,739,974
378,773	Fair Isaac Corp.*	170,220,586
1,550,515	Manhattan Associates, Inc.*	219,025,749
2,112,106	Model N, Inc.*(a)	63,151,970
1,383,307	Qualys, Inc.*	210,124,333
1,315,692	SPS Commerce, Inc.*	160,672,307
262,323	Tyler Technologies, Inc.*	97,455,618
2,456,133	Vertex, Inc. Class A*(a)	33,599,900
		1,197,557,713
Specialty Retail 4.1%
781,536	Asbury Automotive Group, Inc.*	136,362,401
1,062,593	Floor & Decor Holdings, Inc. Class A*	86,452,566
281,840	Lithia Motors, Inc.	74,811,610
2,438,223	Petco Health & Wellness Co., Inc.*	36,378,287
See Notes to Financial Statements

Schedule of Investments Genesis Fund^  (cont’d)
Number of Shares		Value
Specialty Retail – cont'd
382,953	Tractor Supply Co.	$ 70,903,748
		404,908,612
Trading Companies & Distributors 2.3%
1,614,800	Richelieu Hardware Ltd.	43,082,864
446,507	SiteOne Landscape Supply, Inc.*	55,884,816
486,244	Transcat, Inc.*(a)	36,025,818
330,094	Watsco, Inc.	89,795,471
		224,788,969
Total Common Stocks (Cost $5,322,053,279)		9,742,020,339

Short-Term Investments 2.2%
Investment Companies 2.2%
5,638,532	State Street Institutional Treasury Money Market Fund Premier Class, 2.10%(b)	5,638,532
Number of Shares		Value
Investment Companies – cont'd
208,851,458	State Street Institutional Treasury Plus Money Market Fund Premier Class, 2.25%(b)	$ 208,851,458
Total Short-Term Investments (Cost $214,489,990)		214,489,990
Total Investments 100.1% (Cost $5,536,543,269)		9,956,510,329
Liabilities Less Other Assets (0.1)%		(7,385,680)
Net Assets 100.0%		$9,949,124,649

*	Non-income producing security.
(a)	Affiliated company (see Note A of the Notes to Financial Statements).
(b)	Represents 7-day effective yield as of August 31, 2022.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Biotechnology	$—	$34,435,408	$—	$34,435,408
Other Common Stocks#	9,707,584,931	—	—	9,707,584,931
Total Common Stocks	9,707,584,931	34,435,408	—	9,742,020,339
Short-Term Investments	—	214,489,990	—	214,489,990
Total Investments	$9,707,584,931	$248,925,398	$—	$9,956,510,329

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 99.3%
Australia 4.8%
18,252	Charter Hall Long Wale REIT	$ 55,334
24,710	Charter Hall Retail REIT	68,702
20,318	Shopping Centres Australasia Property Group	37,527
		161,563
Canada 5.0%
672	Brookfield Asset Management, Inc. Class A	32,327
845	Canadian Apartment Properties REIT	28,740
3,446	RioCan REIT	52,818
3,810	Summit Industrial Income REIT	53,436
		167,321
France 0.9%
314	ARGAN SA	28,731
Germany 0.6%
746	Vonovia SE	20,195
Hong Kong 5.9%
15,500	CK Asset Holdings Ltd.	104,621
7,769	Sun Hung Kai Properties Ltd.	91,272
		195,893
Japan 9.6%
57	LaSalle Logiport REIT	70,431
5,000	Mitsubishi Estate Co. Ltd.	67,334
5,400	Mitsui Fudosan Co. Ltd.	109,299
19	Mitsui Fudosan Logistics Park, Inc.	74,429
		321,493
Singapore 4.1%
26,400	Mapletree Pan Asia Commercial Trust	34,716
20,500	UOL Group Ltd.	101,430
		136,146
Spain 1.5%
1,265	Cellnex Telecom SA(a)	49,263
United Kingdom 8.2%
4,348	Land Securities Group PLC	32,794
7,566	Safestore Holdings PLC	96,858
4,595	Segro PLC	50,145
7,833	UNITE Group PLC	95,500
		275,297
Number of Shares		Value
United States 58.7%
119	Alexandria Real Estate Equities, Inc.	$ 18,255
843	American Homes 4 Rent Class A	29,977
776	American Tower Corp.	197,143
1,312	Apartment Income REIT Corp.	53,595
431	Boston Properties, Inc.	34,234
759	Crown Castle, Inc.	129,660
656	Digital Realty Trust, Inc.	81,101
1,413	Duke Realty Corp.	83,155
93	Equinix, Inc.	61,135
713	Equity LifeStyle Properties, Inc.	49,981
1,320	Equity Residential	96,598
244	Essex Property Trust, Inc.	64,675
321	Extra Space Storage, Inc.	63,792
1,174	Invitation Homes, Inc.	42,593
730	Iron Mountain, Inc.	38,405
2,979	Kimco Realty Corp.	62,797
1,192	Prologis, Inc.	148,416
363	Public Storage	120,091
796	Realty Income Corp.	54,351
1,081	Retail Opportunity Investments Corp.	18,107
546	Rexford Industrial Realty, Inc.	33,967
191	SBA Communications Corp.	62,123
623	Simon Property Group, Inc.	63,534
879	Spirit Realty Capital, Inc.	35,907
303	Sun Communities, Inc.	46,574
1,630	Ventas, Inc.	78,012
1,840	VICI Properties, Inc.	60,702
1,270	Welltower, Inc.	97,345
932	Weyerhaeuser Co.	31,837
		1,958,062
Total Common Stocks (Cost $3,697,289)		3,313,964

Short-Term Investments 1.6%
Investment Companies 1.6%
52,250	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.25%(b) (Cost $52,250)	52,250
Total Investments 100.9% (Cost $3,749,539)		3,366,214
Liabilities Less Other Assets (0.9)%		(28,465)
Net Assets 100.0%		$3,337,749

(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2022 amounted to $49,263, which represents 1.5% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^  (cont’d)
(b)	Represents 7-day effective yield as of August 31, 2022.

POSITIONS BY SECTOR
Sector	Investments at Value	Percentage of Net Assets
Specialty REITs	$1,177,196	35.3%
Real Estate Holding & Development	526,478	15.8%
Industrial & Office REITs	524,768	15.7%
Residential REITs	508,233	15.2%
Retail REITs	428,459	12.8%
Diversified REITs	88,128	2.7%
Hotel & Lodging REITs	60,702	1.8%
Short-Term Investments and Other Liabilities-Net	23,785	0.7%
Total	$3,337,749	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$161,563	$—	$161,563
France	—	28,731	—	28,731
Germany	—	20,195	—	20,195
Hong Kong	—	195,893	—	195,893
Japan	—	321,493	—	321,493
Singapore	—	136,146	—	136,146
Spain	—	49,263	—	49,263
United Kingdom	—	275,297	—	275,297
Other Common Stocks#	2,125,383	—	—	2,125,383
Total Common Stocks	2,125,383	1,188,581	—	3,313,964
Short-Term Investments	—	52,250	—	52,250
Total Investments	$2,125,383	$1,240,831	$—	$3,366,214

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 96.8%
Air Freight & Logistics 4.9%
28,037	Milkyway Chemical Supply Chain Service Co. Ltd. Class A	$ 518,429
45,152	ZTO Express Cayman, Inc. ADR	1,176,210
		1,694,639
Banks 4.5%
302,000	China Merchants Bank Co. Ltd. H Shares	1,544,461
Beverages 5.3%
262,000	China Resources Beer Holdings Co. Ltd.	1,826,407
Biotechnology 2.5%
263,666	Akeso, Inc.*(a)	844,132
Chemicals 20.8%
465,500	Jiangsu Eastern Shenghong Co. Ltd. Class A	1,293,063
447,971	Satellite Chemical Co. Ltd. Class A	1,420,154
154,300	Shandong Hualu Hengsheng Chemical Co. Ltd. Class A	651,201
172,000	Wanhua Chemical Group Co. Ltd. Class A	2,201,582
56,000	Yunnan Energy New Material Co. Ltd. Class A	1,561,982
		7,127,982
Construction Materials 2.3%
848,000	China National Building Material Co. Ltd. H Shares	800,741
Electrical Equipment 2.3%
146,600	JL Mag Rare-Earth Co. Ltd. Class A	787,313
Electronic Equipment, Instruments & Components 5.2%
265,000	Luxshare Precision Industry Co. Ltd. Class A	1,434,694
97,017	Shenzhen Sunlord Electronics Co. Ltd. Class A	348,810
		1,783,504
Food Products 6.6%
435,000	Inner Mongolia Yili Industrial Group Co. Ltd. Class A	2,251,121
Household Durables 11.1%
20,800	Chervon Holdings Ltd.	91,204
Number of Shares		Value
Household Durables – cont'd
500,000	Haier Smart Home Co. Ltd. H Shares	$ 1,633,499
544,000	Man Wah Holdings Ltd.	429,897
214,013	Midea Group Co. Ltd. Class A	1,641,980
		3,796,580
Insurance 3.0%
493,000	China Pacific Insurance Group Co. Ltd. H Shares	1,044,330
Interactive Media & Services 4.0%
33,000	Tencent Holdings Ltd.	1,363,915
Internet & Direct Marketing Retail 8.0%
161,000	Alibaba Group Holding Ltd.*	1,920,817
25,709	JD.com, Inc. Class A	813,822
		2,734,639
Machinery 4.0%
50,000	Shenzhen Inovance Technology Co. Ltd. Class A	433,074
1,135,050	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	945,791
		1,378,865
Marine 1.1%
150,000	SITC International Holdings Co. Ltd.	380,375
Pharmaceuticals 3.2%
1,070,000	CSPC Pharmaceutical Group Ltd.	1,085,433
Real Estate Management & Development 3.1%
258,000	China Resources Land Ltd.	1,056,316
Software 1.5%
20,000	Beijing Kingsoft Office Software, Inc. Class A	520,310
Specialty Retail 2.9%
1,424,000	China Yongda Automobiles Services Holdings Ltd.	1,004,307
Textiles, Apparel & Luxury Goods 0.5%
20,000	Li Ning Co. Ltd.	182,166
Total Common Stocks (Cost $42,300,970)		33,207,536
See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^  (cont’d)
Number of Shares		Value

Short-Term Investments 0.1%
Investment Companies 0.1%
43,476	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.25%(b) (Cost $43,476)	$43,476
Total Investments 96.9% (Cost $42,344,446)		33,251,012
Other Assets Less Liabilities 3.1%		1,063,741
Net Assets 100.0%		$34,314,753

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2022 amounted to $844,132, which represents 2.5% of net assets of the
Fund.

(b)	Represents 7-day effective yield as of August 31, 2022.
See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Air Freight & Logistics	$1,176,210	$518,429	$—	$1,694,639
Banks	—	1,544,461	—	1,544,461
Beverages	—	1,826,407	—	1,826,407
Biotechnology	—	844,132	—	844,132
Chemicals	—	7,127,982	—	7,127,982
Construction Materials	—	800,741	—	800,741
Electrical Equipment	—	787,313	—	787,313
Electronic Equipment, Instruments & Components	—	1,783,504	—	1,783,504
Food Products	—	2,251,121	—	2,251,121
Household Durables	—	3,796,580	—	3,796,580
Insurance	—	1,044,330	—	1,044,330
Interactive Media & Services	—	1,363,915	—	1,363,915
Internet & Direct Marketing Retail	—	2,734,639	—	2,734,639
Machinery	—	1,378,865	—	1,378,865
Marine	—	380,375	—	380,375
Pharmaceuticals	—	1,085,433	—	1,085,433
Real Estate Management & Development	—	1,056,316	—	1,056,316
Software	—	520,310	—	520,310
Specialty Retail	—	1,004,307	—	1,004,307
Textiles, Apparel & Luxury Goods	—	182,166	—	182,166
Total Common Stocks	1,176,210	32,031,326	—	33,207,536
Short-Term Investments	—	43,476	—	43,476
Total Investments	$1,176,210	$32,074,802	$—	$33,251,012

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments International Equity Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 98.5%
Austria 1.3%
315,460	BAWAG Group AG*(a)	$14,232,965
Belgium 0.6%
346,490	Azelis Group NV	6,866,608
Canada 3.2%
492,683	Cenovus Energy, Inc.	9,242,733
496,526	MEG Energy Corp.*	6,941,194
637,890	Softchoice Corp.(b)	8,922,252
171,665	Toronto-Dominion Bank	11,043,496
		36,149,675
China 0.7%
726,500	Shenzhou International Group Holdings Ltd.	7,592,874
Finland 1.4%
1,655,131	Nordea Bank Abp	15,346,119
France 8.9%
65,717	Air Liquide SA	8,235,185
674,571	Bureau Veritas SA	16,742,791
547,362	Exclusive Networks SA	9,494,236
27,450	Kering SA	13,773,105
128,669	Pernod-Ricard SA	23,609,268
50,496	Teleperformance	14,381,621
265,531	TotalEnergies SE	13,443,751
		99,679,957
Germany 11.3%
81,666	adidas AG	12,109,690
200,376	Beiersdorf AG	20,225,952
245,966	Brenntag SE	16,127,367
94,724	Deutsche Boerse AG	16,015,412
232,736	HelloFresh SE*	5,556,797
563,203	QIAGEN NV*	25,586,312
21,196	SAP SE	1,805,250
229,669	SAP SE ADR	19,572,392
182,361	Stabilus SE	9,327,497
		126,326,669
Hong Kong 3.1%
1,657,800	AIA Group Ltd.	15,950,086
1,542,800	Techtronic Industries Co. Ltd.	18,196,145
		34,146,231
Ireland 4.6%
235,627	CRH PLC	8,656,465
238,035	Kerry Group PLC Class A	24,546,581
527,699	Smurfit Kappa Group PLC	17,693,519
		50,896,565
Number of Shares		Value
Italy 0.7%
952,618	Nexi SpA*(a)	$7,815,743
Japan 13.4%
38,100	Disco Corp.	9,251,053
128,900	Fujitsu Ltd.	15,168,076
207,500	Koito Manufacturing Co. Ltd.	7,089,120
545,000	Olympus Corp.	11,606,994
377,300	Otsuka Corp.	12,195,820
976,700	SCSK Corp.	15,903,894
29,475	SMC Corp.	13,983,804
339,400	Sony Group Corp.	26,983,420
876,600	TechnoPro Holdings, Inc.	19,718,073
356,100	Terumo Corp.	11,431,402
18,100	Tokyo Electron Ltd.	5,676,828
		149,008,484
Netherlands 6.9%
149,356	AerCap Holdings NV*	6,579,132
21,684	ASML Holding NV	10,584,293
189,626	Heineken NV	17,043,407
97,790	Koninklijke DSM NV	12,469,764
513,427	Shell PLC	13,589,406
837,540	Universal Music Group NV	16,631,827
		76,897,829
Singapore 1.6%
771,607	DBS Group Holdings Ltd.	17,965,700
Sweden 0.7%
105,681	Autoliv, Inc.	8,220,925
Switzerland 11.5%
231,834	Julius Baer Group Ltd.	11,202,145
15,668	Lonza Group AG	8,356,053
432,968	Novartis AG	35,021,925
114,603	Roche Holding AG	36,929,826
574,007	SIG Group AG*	13,458,812
35,390	Sonova Holding AG	9,324,330
879,562	UBS Group AG	13,938,170
		128,231,261
United Kingdom 21.8%
171,365	AstraZeneca PLC	21,196,538
798,210	Bunzl PLC	26,471,967
798,497	Compass Group PLC	17,176,512
227,528	DCC PLC	13,095,229
509,056	Diageo PLC	22,116,643
508,108	Experian PLC	15,418,775
346,842	Fevertree Drinks PLC	3,669,417
26,688,943	Lloyds Banking Group PLC	13,524,778
264,975	London Stock Exchange Group PLC	24,855,062
4,992,320	Petershill Partners PLC(a)	13,033,706
See Notes to Financial Statements

Schedule of Investments International Equity Fund^  (cont’d)
Number of Shares		Value
United Kingdom – cont'd
1,190,709	Prudential PLC	$ 12,496,685
928,471	RELX PLC	24,349,256
456,205	Savills PLC	5,010,248
1,042,124	Smith & Nephew PLC	12,258,232
483,359	St. James's Place PLC	6,186,967
531,257	Travis Perkins PLC	5,224,789
155,317	Unilever PLC	7,072,283
		243,157,087
United States 6.8%
83,819	Aon PLC Class A	23,407,294
113,637	Ferguson PLC	13,160,087
17,471	ICON PLC*	3,665,940
95,742	Nestle SA	11,204,009
291,257	Schlumberger NV	11,111,455
113,122	Schneider Electric SE	13,445,381
		75,994,166
Total Common Stocks (Cost $1,196,501,540)		1,098,528,858
Number of Shares		Value

Short-Term Investments 3.1%
Investment Companies 3.1%
33,082,699	State Street Institutional Treasury Money Market Fund Premier Class, 2.10%(c)	$ 33,082,699
876,392	State Street Navigator Securities Lending Government Money Market Portfolio, 2.34%(c)(d)	876,392
Total Short-Term Investments (Cost $33,959,091)		33,959,091
Total Investments 101.6% (Cost $1,230,460,631)		1,132,487,949
Liabilities Less Other Assets (1.6)%		(17,704,533)
Net Assets 100.0%		$1,114,783,416

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2022 amounted to $35,082,414, which represents 3.1% of net assets of the
Fund.

(b)
All or a portion of this security is on loan at August 31, 2022. Total value of all such securities at August 31,
2022 amounted to $837,631 for the Fund (see Note A of the Notes to Financial Statements).

(c)	Represents 7-day effective yield as of August 31, 2022.
(d)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments International Equity Fund^  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Pharmaceuticals	$93,148,289	8.4%
Professional Services	90,610,516	8.1%
Capital Markets	85,231,462	7.6%
Trading Companies & Distributors	74,429,950	6.7%
Banks	72,113,058	6.5%
Beverages	66,438,735	6.0%
IT Services	60,577,769	5.4%
Insurance	51,854,065	4.6%
Health Care Equipment & Supplies	44,620,958	4.0%
Oil, Gas & Consumable Fuels	43,217,084	3.9%
Machinery	41,507,446	3.7%
Life Sciences Tools & Services	37,608,305	3.4%
Food Products	35,750,590	3.2%
Textiles, Apparel & Luxury Goods	33,475,669	3.0%
Containers & Packaging	31,152,331	2.8%
Personal Products	27,298,235	2.4%
Household Durables	26,983,420	2.4%
Semiconductors & Semiconductor Equipment	25,512,174	2.3%
Software	21,377,642	1.9%
Chemicals	20,704,949	1.9%
Hotels, Restaurants & Leisure	17,176,512	1.5%
Entertainment	16,631,827	1.5%
Auto Components	15,310,045	1.4%
Electrical Equipment	13,445,381	1.2%
Industrial Conglomerates	13,095,229	1.2%
Energy Equipment & Services	11,111,455	1.0%
Electronic Equipment, Instruments & Components	8,922,252	0.8%
Construction Materials	8,656,465	0.8%
Food & Staples Retailing	5,556,797	0.5%
Real Estate Management & Development	5,010,248	0.4%
Short-Term Investments and Other Liabilities—Net	16,254,558	1.5%
	$1,114,783,416	100.0%
See Notes to Financial Statements

Schedule of Investments International Equity Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Austria	$—	$14,232,965	$—	$14,232,965
China	—	7,592,874	—	7,592,874
Finland	—	15,346,119	—	15,346,119
France	9,494,236	90,185,721	—	99,679,957
Germany	45,158,704	81,167,965	—	126,326,669
Hong Kong	—	34,146,231	—	34,146,231
Ireland	—	50,896,565	—	50,896,565
Italy	—	7,815,743	—	7,815,743
Japan	—	149,008,484	—	149,008,484
Netherlands	6,579,132	70,318,697	—	76,897,829
Singapore	—	17,965,700	—	17,965,700
Switzerland	—	128,231,261	—	128,231,261
United Kingdom	—	243,157,087	—	243,157,087
United States	38,184,689	37,809,477	—	75,994,166
Other Common Stocks#	51,237,208	—	—	51,237,208
Total Common Stocks	150,653,969	947,874,889	—	1,098,528,858
Short-Term Investments	—	33,959,091	—	33,959,091
Total Investments	$150,653,969	$981,833,980	$—	$1,132,487,949

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments International Select Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 96.9%
Austria 1.3%
35,922	BAWAG Group AG*(a)	$1,620,733
Canada 2.6%
93,617	Cenovus Energy, Inc.	1,756,255
24,834	Toronto-Dominion Bank	1,597,613
		3,353,868
China 0.9%
105,800	Shenzhou International Group Holdings Ltd.	1,105,748
Finland 1.3%
188,307	Nordea Bank Abp	1,745,953
France 8.1%
7,387	Air Liquide SA	925,686
79,577	Bureau Veritas SA	1,975,094
3,176	Kering SA	1,593,566
14,647	Pernod-Ricard SA	2,687,555
6,309	Teleperformance	1,796,848
30,730	TotalEnergies SE	1,555,850
		10,534,599
Germany 11.0%
9,279	adidas AG	1,375,919
22,809	Beiersdorf AG	2,302,340
35,334	Brenntag SE	2,316,761
12,939	Deutsche Boerse AG	2,187,655
25,844	HelloFresh SE*	617,051
64,504	QIAGEN NV*	2,930,417
3,165	SAP SE	269,561
25,902	SAP SE ADR	2,207,368
		14,207,072
Hong Kong 3.3%
226,500	AIA Group Ltd.	2,179,210
182,100	Techtronic Industries Co. Ltd.	2,147,730
		4,326,940
Ireland 4.3%
37,062	CRH PLC	1,361,584
22,115	Kerry Group PLC Class A	2,280,537
59,261	Smurfit Kappa Group PLC	1,986,996
		5,629,117
Italy 0.7%
108,272	Nexi SpA*(a)	888,316
Japan 13.4%
4,400	Disco Corp.	1,068,363
14,700	Fujitsu Ltd.	1,729,796
23,800	Koito Manufacturing Co. Ltd.	813,114
77,700	Olympus Corp.	1,654,795
Number of Shares		Value
Japan – cont'd
42,700	Otsuka Corp.	$ 1,380,232
111,200	SCSK Corp.	1,810,702
4,000	SMC Corp.	1,897,717
42,600	Sony Group Corp.	3,386,841
57,200	TechnoPro Holdings, Inc.	1,286,646
50,700	Terumo Corp.	1,627,554
2,100	Tokyo Electron Ltd.	658,638
		17,314,398
Netherlands 6.7%
16,537	AerCap Holdings NV*	728,455
2,104	ASML Holding NV	1,026,995
21,598	Heineken NV	1,941,208
11,101	Koninklijke DSM NV	1,415,552
58,448	Shell PLC	1,547,004
98,802	Universal Music Group NV(b)	1,962,005
		8,621,219
Singapore 1.7%
96,072	DBS Group Holdings Ltd.	2,236,891
Sweden 0.7%
11,912	Autoliv, Inc.	926,634
Switzerland 12.4%
29,658	Julius Baer Group Ltd.	1,433,065
1,813	Lonza Group AG	966,909
49,968	Novartis AG	4,041,813
14,966	Roche Holding AG	4,822,664
65,442	SIG Group AG*	1,534,426
5,039	Sonova Holding AG	1,327,643
120,228	UBS Group AG	1,905,219
		16,031,739
United Kingdom 21.5%
19,832	AstraZeneca PLC	2,453,067
100,118	Bunzl PLC	3,320,330
90,648	Compass Group PLC	1,949,934
25,830	DCC PLC	1,486,629
58,913	Diageo PLC	2,559,557
57,682	Experian PLC	1,750,387
52,056	Fevertree Drinks PLC	550,727
3,516,871	Lloyds Banking Group PLC	1,782,195
30,666	London Stock Exchange Group PLC	2,876,518
551,555	Petershill Partners PLC(a)	1,439,973
143,921	Prudential PLC	1,510,474
107,658	RELX PLC	2,823,343
118,628	Smith & Nephew PLC	1,395,390
35,676	St. James's Place PLC	456,651
78,629	Travis Perkins PLC	773,298
17,216	Unilever PLC	783,922
		27,912,395
See Notes to Financial Statements

Schedule of Investments International Select Fund^  (cont’d)
Number of Shares		Value
United States 7.0%
9,494	Aon PLC Class A	$ 2,651,295
12,957	Ferguson PLC	1,500,526
2,021	ICON PLC*	424,066
11,080	Nestle SA	1,296,614
42,134	Schlumberger NV	1,607,412
13,797	Schneider Electric SE	1,639,875
		9,119,788
Total Common Stocks (Cost $136,943,170)		125,575,410

Short-Term Investments 3.7%
Investment Companies 3.7%
4,803,042	State Street Institutional Treasury Money Market Fund Premier Class, 2.10%(c) (Cost $4,803,042)	4,803,042
Total Investments 100.6% (Cost $141,746,212)		130,378,452
Liabilities Less Other Assets (0.6)%		(797,706)
Net Assets 100.0%		$129,580,746

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2022 amounted to $3,949,022, which represents 3.0% of net assets of the
Fund.

(b)
All or a portion of this security is on loan at August 31, 2022. Total value of all such securities at August 31,
2022 amounted to $614,192, collateralized by non-cash (U.S. Treasury Securities) collateral of $638,280 for the Fund (see Note A of the Notes to Financial Statements).

(c)	Represents 7-day effective yield as of August 31, 2022.
See Notes to Financial Statements

Schedule of Investments International Select Fund^  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Pharmaceuticals	$11,317,544	8.7%
Capital Markets	10,299,081	8.0%
Professional Services	9,632,318	7.4%
Banks	8,983,385	6.9%
Trading Companies & Distributors	8,639,370	6.7%
Beverages	7,739,047	6.0%
Insurance	6,340,979	4.9%
Health Care Equipment & Supplies	6,005,382	4.6%
IT Services	5,809,046	4.5%
Oil, Gas & Consumable Fuels	4,859,109	3.8%
Life Sciences Tools & Services	4,321,392	3.3%
Textiles, Apparel & Luxury Goods	4,075,233	3.1%
Machinery	4,045,447	3.1%
Food Products	3,577,151	2.8%
Containers & Packaging	3,521,422	2.7%
Household Durables	3,386,841	2.6%
Personal Products	3,086,262	2.4%
Semiconductors & Semiconductor Equipment	2,753,996	2.1%
Software	2,476,929	1.9%
Chemicals	2,341,238	1.8%
Entertainment	1,962,005	1.5%
Hotels, Restaurants & Leisure	1,949,934	1.5%
Auto Components	1,739,748	1.3%
Electrical Equipment	1,639,875	1.3%
Energy Equipment & Services	1,607,412	1.2%
Industrial Conglomerates	1,486,629	1.2%
Construction Materials	1,361,584	1.1%
Food & Staples Retailing	617,051	0.5%
Short-Term Investments and Other Liabilities—Net	4,005,336	3.1%
	$129,580,746	100.0%
See Notes to Financial Statements

Schedule of Investments International Select Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Austria	$—	$1,620,733	$—	$1,620,733
China	—	1,105,748	—	1,105,748
Finland	—	1,745,953	—	1,745,953
France	—	10,534,599	—	10,534,599
Germany	5,137,785	9,069,287	—	14,207,072
Hong Kong	—	4,326,940	—	4,326,940
Ireland	—	5,629,117	—	5,629,117
Italy	—	888,316	—	888,316
Japan	—	17,314,398	—	17,314,398
Netherlands	728,455	7,892,764	—	8,621,219
Singapore	—	2,236,891	—	2,236,891
Switzerland	—	16,031,739	—	16,031,739
United Kingdom	—	27,912,395	—	27,912,395
United States	4,682,773	4,437,015	—	9,119,788
Other Common Stocks#	4,280,502	—	—	4,280,502
Total Common Stocks	14,829,515	110,745,895	—	125,575,410
Short-Term Investments	—	4,803,042	—	4,803,042
Total Investments	$14,829,515	$115,548,937	$—	$130,378,452

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 91.8%
Australia 4.2%
1,578	ARB Corp. Ltd.	$ 32,291
2,325	Corporate Travel Management Ltd.*	30,286
8,593	Hansen Technologies Ltd.	28,684
13,441	Steadfast Group Ltd.	46,002
		137,263
Belgium 1.4%
945	Shurgard Self Storage SA	45,619
Bermuda 0.8%
826	Bank of NT Butterfield & Son Ltd.	26,944
Brazil 0.5%
1,646	ERO Copper Corp.*(a)	15,616
Canada 2.8%
368	Colliers International Group, Inc.	42,868
309	Descartes Systems Group, Inc.*	21,768
1,838	Softchoice Corp.(a)	25,708
		90,344
Denmark 1.6%
216	Chemometec A/S	23,107
380	Schouw & Co. A/S	27,709
		50,816
Finland 1.0%
2,668	Kemira OYJ	32,114
France 7.8%
783	Chargeurs SA	11,733
1,581	Exclusive Networks SA	27,423
818	Interparfums SA	38,299
1,182	Lectra	38,538
1,869	Lhyfe SAS*	15,079
1,465	Lumibird*	30,342
278	Sopra Steria Group	38,374
1,181	Tikehau Capital SCA(a)	28,775
67	Virbac SA	24,839
		253,402
Germany 3.2%
383	Dermapharm Holding SE	17,765
1,114	Jenoptik AG	23,575
290	Nexus AG	14,536
561	Stabilus SE	28,694
521	Washtec AG	20,894
		105,464
Ireland 0.9%
8,739	Uniphar PLC	29,860
Italy 2.9%
3,224	BFF Bank SpA(b)	20,408
Number of Shares		Value
Italy – cont'd
1,221	Carel Industries SpA(b)	$ 26,167
2,572	GVS SpA*(b)	23,218
2,084	Intercos SpA*	25,816
		95,609
Japan 27.2%
1,550	Aeon Delight Co. Ltd.(a)	31,684
1,600	Amano Corp.	29,598
900	Ariake Japan Co. Ltd.	30,612
500	As One Corp.	22,931
1,100	Azbil Corp.(a)	31,343
1,100	CKD Corp.(a)	14,472
1,500	Idec Corp.	31,338
1,600	Kito Corp.	31,035
1,700	Konishi Co. Ltd.	19,888
1,000	Nagaileben Co. Ltd.	13,984
1,500	Nakanishi, Inc.	29,086
1,900	Nichias Corp.	32,812
4,200	Nihon Parkerizing Co. Ltd.	28,908
2,000	Nohmi Bosai Ltd.	23,670
1,100	NS Solutions Corp.	29,924
7,100	Prestige International, Inc.	34,104
1,700	Relo Group, Inc.	27,327
1,300	Roland Corp.*	37,989
2,300	Shinnihonseiyaku Co. Ltd.*(a)	27,118
1,100	SHO-BOND Holdings Co. Ltd.	47,478
1,700	Shoei Co. Ltd.	67,363
2,100	Simplex Holdings, Inc.*	31,665
3,700	Sun Frontier Fudousan Co. Ltd.	31,921
1,800	T Hasegawa Co. Ltd.	38,855
4,700	Tanseisha Co. Ltd.	26,809
1,200	TechnoPro Holdings, Inc.	26,993
1,300	TKC Corp.	32,491
3,400	YAMABIKO Corp.	27,756
2,000	Yellow Hat Ltd.	25,822
		884,976
Korea 3.4%
470	Dentium Co. Ltd.	30,570
478	Innocean Worldwide, Inc.	15,114
693	Kyung Dong Navien Co. Ltd.	22,302
1,813	NICE Information Service Co. Ltd.	19,385
2,331	Vitzrocell Co. Ltd.	24,336
		111,707
Netherlands 0.9%
1,077	Corbion NV	30,581
Norway 3.1%
8,067	Aker Horizons ASA*	14,461
7,030	Aker Solutions ASA	27,570
2,655	Borregaard ASA	40,493
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^  (cont’d)
Number of Shares		Value
Norway – cont'd
9,354	Elopak ASA(a)	$ 18,728
		101,252
Singapore 1.1%
4,600	Haw Par Corp. Ltd.	35,974
Spain 2.7%
4,642	Applus Services SA	31,045
782	Befesa SA(b)	32,185
25,456	Unicaja Banco SA(b)	22,922
		86,152
Sweden 5.3%
945	Biotage AB	15,897
769	Cellavision AB	24,123
15,602	Cloetta AB B Shares	27,275
5,180	Dustin Group AB(b)	29,953
3,679	Sweco AB Class B(a)	34,682
1,065	Thule Group AB(a)(b)	25,978
813	Xvivo Perfusion AB*	14,186
		172,094
Switzerland 8.5%
91	Belimo Holding AG	34,519
154	Bossard Holding AG Class A	30,654
54	Burckhardt Compression Holding AG	22,613
29	Inficon Holding AG	20,217
10	Interroll Holding AG	22,864
135	Kardex Holding AG	23,670
140	Komax Holding AG	36,475
166	Medacta Group SA(b)	14,656
156	Medartis Holding AG*(b)	11,149
53	Tecan Group AG	19,502
490	VZ Holding AG	39,197
		275,516
Taiwan 0.5%
4,000	Bioteque Corp.	14,679
Number of Shares		Value
United Arab Emirates 0.3%
3,639	Network International Holdings PLC*(b)	$10,180
United Kingdom 11.7%
10,241	Biffa PLC(b)	47,873
2,495	Big Yellow Group PLC	38,433
54,282	Coats Group PLC	37,833
1,437	Diploma PLC	41,808
1,237	Future PLC	22,325
380	Games Workshop Group PLC	31,291
2,454	GB Group PLC	12,703
454	Genus PLC	13,239
21,997	Johnson Service Group PLC	24,579
8,051	On the Beach Group PLC*(b)	11,951
6,475	OSB Group PLC	41,283
6,473	Restore PLC	32,870
1,208	Victrex PLC	24,503
		380,691
Total Common Stocks (Cost $3,421,640)		2,986,853

Short-Term Investments 16.1%
Investment Companies 16.1%
379,700	State Street Institutional Treasury Money Market Fund Premier Class, 2.10%(c)	379,700
142,230	State Street Navigator Securities Lending Government Money Market Portfolio, 2.34%(c)(d)	142,230
Total Short-Term Investments (Cost $521,930)		521,930
Total Investments 107.9% (Cost $3,943,570)		3,508,783
Liabilities Less Other Assets (7.9)%		(256,288)
Net Assets 100.0%		$3,252,495

*	Non-income producing security.
(a)
All or a portion of this security is on loan at August 31, 2022. Total value of all such securities at August 31,
2022 amounted to $226,327, collateralized by cash collateral of $142,230 and non-cash (U.S. Treasury
Securities) collateral of $98,271 for the Fund (see Note A of the Notes to Financial Statements).

(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2022 amounted to $276,640, which represents 8.5% of net assets of the
Fund.

(c)	Represents 7-day effective yield as of August 31, 2022.
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^  (cont’d)
(d)	Represents investment of cash collateral received from securities lending.

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Machinery	$251,691	7.7%
Commercial Services & Supplies	217,756	6.7%
Chemicals	215,342	6.6%
Electronic Equipment, Instruments & Components	210,620	6.5%
IT Services	170,057	5.2%
Health Care Equipment & Supplies	152,433	4.7%
Real Estate Management & Development	147,735	4.5%
Professional Services	104,232	3.2%
Software	101,693	3.1%
Auto Components	99,654	3.1%
Leisure Products	95,258	2.9%
Personal Products	91,233	2.8%
Building Products	89,633	2.8%
Food Products	85,596	2.6%
Construction & Engineering	82,160	2.5%
Pharmaceuticals	78,578	2.4%
Trading Companies & Distributors	72,462	2.2%
Capital Markets	67,972	2.1%
Life Sciences Tools & Services	58,506	1.8%
Electrical Equipment	55,674	1.7%
Health Care Providers & Services	52,791	1.6%
Banks	49,866	1.5%
Textiles, Apparel & Luxury Goods	49,566	1.5%
Insurance	46,002	1.4%
Internet & Direct Marketing Retail	41,904	1.3%
Thrifts & Mortgage Finance	41,283	1.3%
Equity Real Estate Investment Trusts	38,433	1.2%
Media	37,439	1.2%
Hotels, Restaurants & Leisure	30,286	0.9%
Energy Equipment & Services	27,570	0.9%
Specialty Retail	25,822	0.8%
Diversified Financial Services	20,408	0.6%
Containers & Packaging	18,728	0.6%
Metals & Mining	15,616	0.5%
Oil, Gas & Consumable Fuels	15,079	0.5%
Health Care Technology	14,536	0.5%
Biotechnology	13,239	0.4%
Short-Term Investments and Other Liabilities—Net	265,642	8.2%
	$3,252,495	100.0%
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$137,263	$—	$137,263
Belgium	—	45,619	—	45,619
Denmark	—	50,816	—	50,816
Finland	—	32,114	—	32,114
France	42,502	210,900	—	253,402
Germany	—	105,464	—	105,464
Italy	—	95,609	—	95,609
Japan	—	884,976	—	884,976
Korea	—	111,707	—	111,707
Netherlands	—	30,581	—	30,581
Norway	—	101,252	—	101,252
Singapore	—	35,974	—	35,974
Spain	31,045	55,107	—	86,152
Sweden	14,186	157,908	—	172,094
Switzerland	14,656	260,860	—	275,516
Taiwan	—	14,679	—	14,679
United Kingdom	47,873	332,818	—	380,691
Other Common Stocks#	172,944	—	—	172,944
Total Common Stocks	323,206	2,663,647	—	2,986,853
Short-Term Investments	—	521,930	—	521,930
Total Investments	$323,206	$3,185,577	$—	$3,508,783

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 90.8%
Aerospace & Defense 0.9%
154,313	Mercury Systems, Inc.*	$ 7,427,085
164,101	Spirit AeroSystems Holdings, Inc. Class A	4,939,440
		12,366,525
Banks 5.5%
516,461	BankUnited, Inc.	19,134,880
256,750	Comerica, Inc.	20,617,025
1,341,410	Huntington Bancshares, Inc.	17,974,894
297,531	Texas Capital Bancshares, Inc.*	17,563,255
		75,290,054
Biotechnology 0.4%
247,289	Emergent BioSolutions, Inc.*	5,939,882
Building Products 2.2%
1,454,173	Resideo Technologies, Inc.*	30,275,882
Commercial Services & Supplies 4.1%
128,351	Clean Harbors, Inc.*	15,070,974
1,106,419	Harsco Corp.*	6,273,396
1,161,981	KAR Auction Services, Inc.*	16,964,923
371,480	Stericycle, Inc.*	18,607,433
		56,916,726
Communications Equipment 6.7%
656,246	Ciena Corp.*	33,297,922
726,145	EMCORE Corp.*	1,728,225
914,463	Infinera Corp.*	5,011,257
339,782	Radware Ltd.*	7,291,722
1,378,684	Ribbon Communications, Inc.*	4,839,181
4,387,276	Ribbon Communications, Inc.*(a)(b)(f)	14,434,138
424,469	Viasat, Inc.*	16,121,333
707,962	Viavi Solutions, Inc.*	9,968,105
		92,691,883
Construction & Engineering 0.8%
40,139	Valmont Industries, Inc.	11,111,278
Consumer Finance 0.3%
121,085	Bread Financial Holdings, Inc.	4,653,297
Containers & Packaging 4.6%
156,590	Avery Dennison Corp.	28,753,056
Number of Shares		Value
Containers & Packaging – cont'd
377,038	Crown Holdings, Inc.	$ 34,155,872
		62,908,928
Electrical Equipment 2.2%
2,175,375	Babcock & Wilcox Enterprises, Inc.*	17,359,493
523,379	Bloom Energy Corp. Class A*	13,299,060
		30,658,553
Electronic Equipment, Instruments & Components 3.3%
143,239	II-VI, Inc.*	6,765,178
1,084,071	Innoviz Technologies Ltd.*	5,442,036
243,896	Itron, Inc.*	11,604,572
201,044	nLight, Inc.*	2,511,040
95,858	OSI Systems, Inc.*	7,986,888
30,089	Teledyne Technologies, Inc.*	11,083,584
		45,393,298
Energy Equipment & Services 2.1%
278,140	Dril-Quip, Inc.*	6,155,238
877,224	Oil States International, Inc.*	4,298,398
287,222	Patterson-UTI Energy, Inc.	4,279,608
1,194,030	TechnipFMC PLC*	9,767,165
1,186,158	TETRA Technologies, Inc.*	4,720,909
		29,221,318
Entertainment 1.6%
2,339,216	Lions Gate Entertainment Corp. Class B*	21,824,885
Equity Real Estate Investment Trusts 1.1%
423,582	Chatham Lodging Trust*	5,150,757
417,116	RLJ Lodging Trust	5,030,419
476,964	Sunstone Hotel Investors, Inc.	5,194,138
		15,375,314
Food Products 1.7%
339,277	Hain Celestial Group, Inc.*	6,873,752
348,040	TreeHouse Foods, Inc.*	16,218,664
		23,092,416
Health Care Equipment & Supplies 4.2%
1,813,070	Accuray, Inc.*	4,315,107
191,656	AtriCure, Inc.*	8,743,347
302,320	Avanos Medical, Inc.*	7,446,141
280,925	Cardiovascular Systems, Inc.*	3,711,019
495,051	CytoSorbents Corp.*	940,597
262,274	Haemonetics Corp.*	19,678,418
1,158,090	OraSure Technologies, Inc.*	4,736,588
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^  (cont’d)
Number of Shares		Value
Health Care Equipment & Supplies – cont'd
358,396	Varex Imaging Corp.*	$ 7,558,572
		57,129,789
Health Care Providers & Services 4.3%
363,774	Acadia Healthcare Co., Inc.*	29,804,004
66,156	Molina Healthcare, Inc.*	22,319,050
264,827	Patterson Cos., Inc.	7,386,025
		59,509,079
Hotels, Restaurants & Leisure 2.4%
1,372,184	International Game Technology PLC	24,616,981
164,927	SeaWorld Entertainment, Inc.*	8,287,582
		32,904,563
Household Durables 0.8%
455,600	Tempur Sealy International, Inc.	11,394,556
Independent Power and Renewable Electricity Producers 4.0%
365,679	Ormat Technologies, Inc.	34,183,673
815,486	Vistra Corp.	20,183,278
		54,366,951
Insurance 0.1%
242,783	eHealth, Inc.*	1,553,811
IT Services 3.7%
4,505,003	Conduent, Inc.*	18,425,462
1,242,741	Kyndryl Holdings, Inc.*	12,949,361
1,636,273	Unisys Corp.*	15,233,702
72,064	Wix.com Ltd.*	4,560,931
		51,169,456
Life Sciences Tools & Services 1.2%
72,568	Charles River Laboratories International, Inc.*	14,894,582
1,341,143	Standard BioTools, Inc.*	1,891,012
		16,785,594
Machinery 0.8%
352,812	Enerpac Tool Group Corp.	6,844,553
1,169,345	Markforged Holding Corp.*	2,841,508
115,661	Twin Disc, Inc.*	1,075,647
		10,761,708
Media 2.6%
1,300,753	Criteo SA ADR*	35,146,346
Number of Shares		Value
Metals & Mining 1.7%
1,364,111	Cleveland-Cliffs, Inc.*	$23,558,197
Oil, Gas & Consumable Fuels 4.1%
666,479	CNX Resources Corp.*	11,776,684
635,560	Devon Energy Corp.	44,883,247
		56,659,931
Pharmaceuticals 0.2%
1,206,999	Amneal Pharmaceuticals, Inc.*	2,619,188
Professional Services 2.7%
767,878	KBR, Inc.	37,088,507
Semiconductors & Semiconductor Equipment 6.8%
187,587	CEVA, Inc.*	5,490,671
36,431	Entegris, Inc.	3,456,573
465,485	MACOM Technology Solutions Holdings, Inc.*	25,671,498
1,258,958	Rambus, Inc.*	32,468,527
1,222,834	Veeco Instruments, Inc.*	25,850,711
		92,937,980
Software 7.7%
491,691	Box, Inc. Class A*	12,661,043
228,438	Cerence, Inc.*	4,571,044
1,586,340	Cognyte Software Ltd.*	8,280,695
215,631	New Relic, Inc.*	13,090,958
534,822	OneSpan, Inc.*	6,155,801
593,278	Ping Identity Holding Corp.*	16,694,843
420,056	Verint Systems, Inc.*	20,368,516
1,503,225	Xperi Holding Corp.	23,916,310
		105,739,210
Specialty Retail 2.7%
347,416	Caleres, Inc.	8,866,056
781,655	Chico's FAS, Inc.*	4,439,801
153,994	Children's Place, Inc.*	6,495,467
466,147	ODP Corp.*	16,664,755
		36,466,079
Technology Hardware, Storage & Peripherals 2.1%
7,453,714	Quantum Corp.*	11,702,331
1,005,771	Stratasys Ltd.*	17,359,607
		29,061,938
Trading Companies & Distributors 1.2%
387,589	AerCap Holdings NV*	17,073,295
Total Common Stocks (Cost $1,159,476,333)		1,249,646,417
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^  (cont’d)
Principal Amount		Value
Convertible Bonds 1.4%
Communications Equipment 1.3%
$9,304,000	Infinera Corp., 2.50, due 3/1/2027	$ 9,055,304
7,500,000	Infinera Corp., 3.75, due 8/1/2028(c)	8,043,750
		17,099,054
Energy Equipment & Services 0.1%
3,150,000	ION Geophysical Corp., 8.00%, due 12/15/2025(d)	1,568,773
Total Convertible Bonds (Cost $19,954,000)		18,667,827
Number of Shares		Value

Short-Term Investments 8.4%
Investment Companies 8.4%
114,781,031	State Street Institutional Treasury Money Market Fund Premier Class, 2.10%(e) (Cost $114,781,031)	$114,781,031
Total Investments 100.6% (Cost $1,294,211,364)		1,383,095,275
Liabilities Less Other Assets (0.6)%		(7,610,137)
Net Assets 100.0%		$1,375,485,138

*	Non-income producing security.
(a)
Security fair valued as of August 31, 2022 in accordance with procedures approved by the Board of Trustees.
Total value of all such securities at August 31, 2022 amounted to $14,434,138, which represents 1.0% of net assets of the Fund.

(b)	Security acquired via a PIPE transaction.
(c)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2022, these securities amounted to $8,043,750, which represents 0.6% of net assets of the Fund.

(d)	Defaulted security.
(e)	Represents 7-day effective yield as of August 31, 2022.
(f)
This security has been deemed by the Management to be illiquid, and is subject to restrictions on resale. At
August 31, 2022, this security amounted to $14,434,138, which represents 1.0% of net assets of the Fund.

Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 8/31/2022	Fair Value Percentage of Net Assets as of 8/31/2022
Ribbon Communications, Inc.	8/16/2022	$13,381,192	$14,434,138	1.0%
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Communications Equipment	$78,257,745	$14,434,138	$—	$92,691,883
Other Common Stocks#	1,156,954,534	—	—	1,156,954,534
Total Common Stocks	1,235,212,279	14,434,138	—	1,249,646,417
Convertible Bonds#	—	18,667,827	—	18,667,827
Short-Term Investments	—	114,781,031	—	114,781,031
Total Investments	$1,235,212,279	$147,882,996	$—	$1,383,095,275

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^
August 31, 2022

Number of Shares		Value
Common Stocks 93.9%
Banks 1.3%
198,399	JPMorgan Chase & Co.	$22,563,918
Beverages 1.4%
629,874	Keurig Dr Pepper, Inc.	24,010,797
Capital Markets 5.3%
272,332	Brookfield Asset Management, Inc. Class A	13,101,892
166,298	CME Group, Inc.	32,529,552
128,448	S&P Global, Inc.	45,236,817
		90,868,261
Commercial Services & Supplies 2.1%
212,924	Waste Management, Inc.	35,990,544
Computers 0.1%
90,909	Arctic Wolf Networks, Inc.*#(a)(b)	999,999
Containers & Packaging 0.8%
72,003	Avery Dennison Corp.	13,221,191
Diversified Financial Services 1.6%
492,049	Apollo Global Management, Inc.	27,348,083
Electric Utilities 1.9%
389,276	NextEra Energy, Inc.	33,111,817
Electronic Equipment, Instruments & Components 3.1%
194,757	CDW Corp.	33,245,020
162,403	TE Connectivity Ltd.	20,496,883
		53,741,903
Entertainment 1.8%
208,186	Activision Blizzard, Inc.	16,340,519
60,526	Netflix, Inc.*	13,531,193
		29,871,712
Equity Real Estate Investment Trusts 1.4%
75,938	SBA Communications Corp.	24,698,834
Food & Staples Retailing 2.9%
66,211	Costco Wholesale Corp.	34,568,763
119,165	Walmart, Inc.	15,795,321
		50,364,084
Number of Shares		Value
Health Care Equipment & Supplies 1.4%
277,102	Medtronic PLC	$24,362,808
Health Care Providers & Services 3.1%
102,434	UnitedHealth Group, Inc.	53,197,049
Hotels, Restaurants & Leisure 2.3%
109,538	McDonald's Corp.	27,634,247
647,631	Sweetgreen, Inc. Class A*(c)	10,951,440
		38,585,687
Interactive Media & Services 8.6%
868,799	Alphabet, Inc. Class A*	94,021,428
182,774	Match Group, Inc.*	10,332,214
262,912	Meta Platforms, Inc. Class A*	42,836,252
		147,189,894
Internet & Direct Marketing Retail 5.8%
717,645	Amazon.com, Inc.*	90,975,856
223,005	Chewy, Inc. Class A*(c)	7,655,762
		98,631,618
IT Services 4.8%
76,706	Fidelity National Information Services, Inc.	7,008,627
99,151	MasterCard, Inc. Class A	32,161,610
140,215	Okta, Inc.*	12,815,651
155,160	Visa, Inc. Class A	30,831,844
		82,817,732
Life Sciences Tools & Services 2.5%
76,744	Thermo Fisher Scientific, Inc.	41,850,038
Oil, Gas & Consumable Fuels 0.2%
329	Venture Global LNG, Inc.*#(a)(b)	3,245,256
Pharmaceuticals 1.3%
141,906	Johnson & Johnson	22,895,114
Professional Services 1.7%
149,621	Equifax, Inc.	28,240,964
Road & Rail 2.1%
176,301	Uber Technologies, Inc.*	5,070,417
135,166	Union Pacific Corp.	30,346,118
		35,416,535
Semiconductors & Semiconductor Equipment 1.2%
134,319	Analog Devices, Inc.	20,353,358
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^  (cont’d)
Number of Shares		Value
Software 18.0%
89,042	Adobe, Inc.*	$ 33,251,844
64,426	Atlassian Corp. PLC Class A*	15,955,743
142,022	DoubleVerify Holdings, Inc.*	3,671,269
106,995	Grammarly, Inc. Class A*#(a)(b)	2,243,632
24,771	Intuit, Inc.	10,695,622
467,113	Microsoft Corp.	122,136,036
757,395	Paycor HCM, Inc.*	22,441,614
232,179	salesforce, Inc.*	36,247,785
91,450	ServiceNow, Inc.*	39,745,999
125,567	Workday, Inc. Class A*	20,663,306
		307,052,850
Specialty Retail 8.8%
1,297,807	Fanatics Holdings, Inc. Class A*#(a)(b)	88,043,227
106,644	Home Depot, Inc.	30,758,262
504,102	TJX Cos., Inc.	31,430,760
		150,232,249
Technology Hardware, Storage & Peripherals 6.9%
751,653	Apple, Inc.	118,174,885
Textiles, Apparel & Luxury Goods 1.5%
243,078	NIKE, Inc. Class B	25,875,653

Total Common Stocks (Cost $1,110,184,751)		1,604,912,833
Preferred Stocks 1.2%
Capital Markets 0.1%
20,788	Savage X, Inc., Ser. C*#(a)(b)	1,000,028
Entertainment 0.1%
8,256	A24 Films LLC*#(a)(b)(d)	940,028
IT Services 0.4%
287,787	Druva, Inc., Ser. 4*#(a)(b)	2,697,370
461,441	Druva, Inc., Ser. 5*#(a)(b)	4,324,994
		7,022,364
Software 0.2%
33,179	Grammarly, Inc., Ser. 3*#(a)(b)	869,684
90,310	Signifyd, Inc., Ser. Seed*#(a)(b)	1,266,146
39,343	Signifyd, Inc., Ser. A*#(a)(b)	552,376
Number of Shares		Value
Software – cont'd
82,373	Videoamp, Inc., Ser. F1*#(a)(b)	$ 1,300,011
		3,988,217
Textiles, Apparel & Luxury Goods 0.4%
7,000	Fabletics LLC, Ser. G*#(a)(b)	7,000,000
Total Preferred Stocks (Cost $20,934,539)		19,950,637
Number of Units
Master Limited Partnerships and Limited Partnerships 1.2%
Oil, Gas & Consumable Fuels 1.2%
801,108	Enterprise Products Partners L.P. (Cost $19,791,090)	21,085,162
Number of Shares
Warrants 0.0%(e)
Food Products 0.0%(e)
142,005	Whole Earth Brands, Inc. Expires 6/25/2025* (Cost $204,203)	32,377

Short-Term Investments 4.4%
Investment Companies 4.4%
63,639,971	State Street Institutional Treasury Money Market Fund Premier Class, 2.10%(f)	63,639,971
11,418,040	State Street Navigator Securities Lending Government Money Market Portfolio, 2.34%(f)(g)	11,418,040
Total Short-Term Investments (Cost $75,058,011)		75,058,011
Total Investments 100.7% (Cost $1,226,172,594)		1,721,039,020
Liabilities Less Other Assets (0.7)%		(11,431,578)
Net Assets 100.0%		$1,709,607,442

*	Non-income producing security.
(a)	Value determined using significant unobservable inputs.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^  (cont’d)
(b)
Security fair valued as of August 31, 2022 in accordance with procedures approved by the Board of Trustees.
Total value of all such securities at August 31, 2022 amounted to $114,482,751, which represents 6.7% of net assets of the Fund.

(c)
All or a portion of this security is on loan at August 31, 2022. Total value of all such securities at August 31,
2022 amounted to $10,487,008 for the Fund (see Note A of the Notes to Financial Statements).

(d)	Security represented in Units.
(e)	Represents less than 0.05% of net assets of the Fund.
(f)	Represents 7-day effective yield as of August 31, 2022.
(g)	Represents investment of cash collateral received from securities lending.
#
These securities have been deemed by Management to be illiquid, and are subject to restrictions on resale. At August 31, 2022, these securities amounted to $114,482,751, which represents 6.7% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 8/31/2022	Fair Value Percentage of Net Assets as of 8/31/2022
A24 Films LLC (Preferred Units)	2/25/2022	$940,028	$940,028	0.1%
Arctic Wolf Networks, Inc.	12/31/2021	999,999	999,999	0.1%
Druva, Inc. (Ser. 4 Preferred Shares)	6/14/2019	1,500,003	2,697,370	0.2%
Druva, Inc. (Ser. 5 Preferred Shares)	4/1/2021	4,325,000	4,324,994	0.2%
Fabletics LLC (Ser. G Preferred Shares)	1/10/2022	7,000,000	7,000,000	0.4%
Fanatics Holdings, Inc. Class A	8/13/2020	23,018,871	88,043,227	5.1%
Grammarly, Inc. Class A	12/23/2021 - 1/24/2022	2,804,542	2,243,632	0.1%
Grammarly, Inc. (Ser. 3 Preferred Shares)	12/23/2021 - 1/24/2022	869,685	869,684	0.0%
Savage X, Inc. (Ser. C Preferred Shares)	11/30/2021	1,000,028	1,000,028	0.1%
Signifyd, Inc. (Ser. Seed Preferred Shares)	5/27/2021	2,786,053	1,266,146	0.1%
Signifyd, Inc. (Ser. A Preferred Shares)	5/27/2021	1,213,732	552,376	0.0%
Venture Global LNG, Inc.	11/21/2018	2,303,000	3,245,256	0.2%
Videoamp, Inc. (Ser. F1 Preferred Shares)	1/4/2022	1,300,011	1,300,011	0.1%
Total		$50,060,952	$114,482,751	6.7%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^  (cont’d)
Derivative Instruments
Purchased option contracts (“options purchased”)
At August 31, 2022, the Fund did not have any open positions in options purchased.
Written option contracts (“options written”)
At August 31, 2022, the Fund did not have any open positions in options written.
For the year ended August 31, 2022, the average market value for the months where the Fund had options purchased and options written outstanding was $599,263 and $(632,115), respectively.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Computers	$—	$—	$999,999	$999,999
Oil, Gas & Consumable Fuels	—	—	3,245,256	3,245,256
Software	304,809,218	—	2,243,632	307,052,850
Specialty Retail	62,189,022	—	88,043,227	150,232,249
Other Common Stocks#	1,143,382,479	—	—	1,143,382,479
Total Common Stocks	1,510,380,719	—	94,532,114	1,604,912,833
Preferred Stocks#	—	—	19,950,637	19,950,637
Master Limited Partnerships and Limited Partnerships#	21,085,162	—	—	21,085,162
Warrants#	32,377	—	—	32,377
Short-Term Investments	—	75,058,011	—	75,058,011
Total Investments	$1,531,498,258	$75,058,011	$114,482,751	$1,721,039,020

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2021	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2022
Investments in Securities:
Common Stocks(1)	$71,853	$—	$4,769	$22,905	$3,805	$(6,400)	$—	$(2,400)	$94,532	$24,135
Preferred Stocks(1)	36,010	—	—	(8,166)	11,110	—	—	(19,003)	19,951	(2,181)
Warrants(2)	—	—	—	—	—	—	—	—	—	—
Total	$107,863	$—	$4,769	$14,739	$14,915	$(6,400)	$—	$(21,403)	$114,483	$21,954

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^  (cont’d)
(1) Quantitative Information about Level 3 Fair Value Measurements:
Investment type	Fair value at 8/31/2022	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$89,043,226	Market Approach	Transaction Price	$11.00 - $67.84	$67.20	Increase
Common Stocks	3,245,256	Market Approach	Enterprise value/ EBITDA multiple(c) (EV/EBITDA)	11.0x	11.0x	Increase
Common Stocks	2,243,632	Market Approach	Enterprise value/ Revenue multiple(c) (EV/Revenue)	11.0x	11.0x	Increase
			Liquidation Preference Discount	20.0%	20.0%	Decrease
Preferred Stocks	10,169,723	Market Approach	Transaction Price	$15.78 - $1,000.00	$697.31	Increase
Preferred Stocks	8,840,886	Market Approach	Enterprise value/ Revenue multiple(c) (EV/Revenue)	4.7x - 11.0x	9.7x	Increase
			Expected Volatility	70.0%	70.0%	Decrease
			Option Term (Years)	2.5	2.5	Decrease
			Discount Rate	0.3%	0.3%	Decrease
Preferred Units	940,028	Market Approach	Transaction Price	$113.86	$113.86	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(2) At the beginning of the period, these investments were valued in accordance with the procedures approved by the Board of Directors. The Fund no longer held these investments at August 31, 2022 and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

†
Formerly Guardian Fund through September 30, 2022.
^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Financial Statements

Schedule of Investments Large Cap Value Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 94.3%
Aerospace & Defense 4.3%
414,486	Lockheed Martin Corp.	$ 174,129,713
3,036,753	Raytheon Technologies Corp.	272,548,582
		446,678,295
Airlines 1.8%
2,915,791	Delta Air Lines, Inc.*	90,593,626
2,586,941	United Airlines Holdings, Inc.*	90,568,805
		181,162,431
Banks 12.4%
7,420,704	Bank of America Corp.	249,409,861
2,499,080	Fifth Third Bancorp	85,343,582
2,702,776	JPMorgan Chase & Co.	307,386,715
285,610	M&T Bank Corp.	51,918,186
1,655,356	PNC Financial Services Group, Inc.	261,546,248
3,419,954	Regions Financial Corp.	74,110,403
4,133,039	Truist Financial Corp.	193,591,547
1,131,518	U.S. Bancorp	51,608,536
		1,274,915,078
Beverages 4.8%
1,124,942	Constellation Brands, Inc. Class A	276,791,979
5,618,336	Keurig Dr Pepper, Inc.	214,170,968
		490,962,947
Biotechnology 1.1%
384,279	Biogen, Inc.*	75,080,431
73,992	Regeneron Pharmaceuticals, Inc.*	42,993,791
		118,074,222
Capital Markets 0.6%
341,151	CME Group, Inc.	66,732,547
Chemicals 2.6%
287,048	Air Products & Chemicals, Inc.	72,465,268
3,560,612	Mosaic Co.	191,810,168
		264,275,436
Containers & Packaging 0.4%
210,621	Avery Dennison Corp.	38,674,228
Diversified Financial Services 1.4%
525,744	Berkshire Hathaway, Inc. Class B*	147,628,915
Number of Shares		Value
Diversified Telecommunication Services 1.7%
8,047,658	AT&T, Inc.	$ 141,155,922
929,383	Verizon Communications, Inc.	38,857,503
		180,013,425
Electric Utilities 7.6%
2,067,083	American Electric Power Co., Inc.	207,121,716
1,894,967	Duke Energy Corp.	202,590,922
3,214,401	Exelon Corp.	141,144,348
2,770,399	NextEra Energy, Inc.	235,650,139
		786,507,125
Electrical Equipment 0.9%
1,075,394	Emerson Electric Co.	87,902,706
Food & Staples Retailing 1.9%
1,758,922	Kroger Co.	84,322,721
842,357	Walmart, Inc.	111,654,420
		195,977,141
Food Products 1.9%
3,103,179	Mondelez International, Inc. Class A	191,962,653
Health Care Equipment & Supplies 3.7%
1,152,592	Abbott Laboratories	118,313,569
432,494	Becton, Dickinson & Co.	109,170,135
1,398,799	Zimmer Biomet Holdings, Inc.	148,720,310
		376,204,014
Health Care Providers & Services 3.2%
313,224	Elevance Health, Inc.	151,948,094
358,215	Humana, Inc.	172,580,823
		324,528,917
Hotels, Restaurants & Leisure 1.0%
1,969,206	Yum China Holdings, Inc.	98,676,913
Household Products 3.3%
616,515	Kimberly-Clark Corp.	78,617,993
1,900,947	Procter & Gamble Co.	262,216,629
		340,834,622
Industrial Conglomerates 1.3%
553,505	3M Co.	68,828,347(a)
954,012	General Electric Co.	70,062,641
		138,890,988
Insurance 1.6%
253,393	Aon PLC Class A	70,762,529
See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^  (cont’d)
Number of Shares		Value
Insurance – cont'd
1,459,614	MetLife, Inc.	$ 93,896,969
		164,659,498
Internet & Direct Marketing Retail 0.9%
965,351	Alibaba Group Holding Ltd. ADR*	92,104,139
Life Sciences Tools & Services 3.0%
509,994	Danaher Corp.	137,652,481
306,579	Thermo Fisher Scientific, Inc.	167,183,660
		304,836,141
Machinery 1.2%
554,972	Cummins, Inc.	119,524,320
Metals & Mining 5.4%
4,684,683	Barrick Gold Corp.	69,567,543
4,915,368	Freeport-McMoRan, Inc.	145,494,893
3,304,948	Newmont Corp.	136,692,649
3,131,369	Rio Tinto PLC ADR	176,264,761
1,022,964	Wheaton Precious Metals Corp.	31,200,402
		559,220,248
Multi-Utilities 4.2%
1,654,737	DTE Energy Co.	215,678,420
1,325,470	Sempra Energy	218,662,786
		434,341,206
Oil, Gas & Consumable Fuels 8.0%
1,561,846	Chevron Corp.	246,865,379
508,217	ConocoPhillips	55,624,351
4,647,701	Exxon Mobil Corp.	444,273,738
843,376	Phillips 66	75,448,417
		822,211,885
Personal Products 0.5%
190,703	Estee Lauder Cos., Inc. Class A	48,511,029
Number of Shares		Value
Pharmaceuticals 11.9%
2,953,113	Bristol-Myers Squibb Co.	$ 199,069,347
2,552,578	Johnson & Johnson	411,832,935
3,328,209	Merck & Co., Inc.	284,095,920
7,367,762	Pfizer, Inc.	333,243,875
		1,228,242,077
Tobacco 1.0%
1,098,763	Philip Morris International, Inc.	104,920,879
Wireless Telecommunication Services 0.7%
506,332	T-Mobile U.S., Inc.*	72,891,555
Total Common Stocks (Cost $9,545,065,630)		9,702,065,580

Short-Term Investments 8.1%
Investment Companies 8.1%
793,800,836	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.25%(b)	793,800,836
35,062,500	State Street Navigator Securities Lending Government Money Market Portfolio, 2.34%(b)(c)	35,062,500
Total Short-Term Investments (Cost $828,863,336)		828,863,336
Total Investments 102.4% (Cost $10,373,928,966)		10,530,928,916
Liabilities Less Other Assets (2.4)%		(248,214,237)
Net Assets 100.0%		$10,282,714,679

*	Non-income producing security.
(a)
All or a portion of this security is on loan at August 31, 2022. Total value of all such securities at August 31,
2022 amounted to $34,196,250 for the Fund (see Note A of the Notes to Financial Statements).

(b)	Represents 7-day effective yield as of August 31, 2022.
(c)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$9,702,065,580	$—	$—	$9,702,065,580
Short-Term Investments	—	828,863,336	—	828,863,336
Total Investments	$9,702,065,580	$828,863,336	$—	$10,530,928,916

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 97.8%
Aerospace & Defense 2.7%
152,700	Axon Enterprise, Inc.*	$ 17,817,036
170,000	HEICO Corp.	25,891,000
		43,708,036
Auto Components 1.2%
198,800	Aptiv PLC*	18,573,884
Banks 4.9%
146,983	First Republic Bank	22,316,429
244,000	Pinnacle Financial Partners, Inc.	19,693,240
80,000	Signature Bank	13,948,800
57,500	SVB Financial Group*	23,374,900
		79,333,369
Biotechnology 3.3%
27,000	Argenx SE ADR*	10,202,490
197,700	Fate Therapeutics, Inc.*	5,167,878
267,000	Horizon Therapeutics PLC*	15,809,070
139,000	Seagen, Inc.*	21,446,310
		52,625,748
Capital Markets 0.7%
325,000	Carlyle Group, Inc.	10,572,250
Commercial Services & Supplies 4.6%
97,500	Cintas Corp.	39,666,900
244,000	Waste Connections, Inc.	33,959,920
		73,626,820
Communications Equipment 3.1%
218,807	Arista Networks, Inc.*	26,230,583
824,313	Juniper Networks, Inc.	23,426,975
		49,657,558
Distributors 1.1%
337,000	LKQ Corp.	17,935,140
Electrical Equipment 2.9%
217,000	AMETEK, Inc.	26,074,720
95,000	Generac Holdings, Inc.*	20,938,950
		47,013,670
Electronic Equipment, Instruments & Components 4.1%
203,587	Amphenol Corp. Class A	14,969,752
62,328	CDW Corp.	10,639,390
68,000	Teledyne Technologies, Inc.*	25,048,480
51,000	Zebra Technologies Corp. Class A*	15,383,640
		66,041,262
Number of Shares		Value
Equity Real Estate Investment Trusts 0.4%
134,200	Iron Mountain, Inc.	$7,060,262
Food & Staples Retailing 2.3%
495,500	BJ's Wholesale Club Holdings, Inc.*	36,909,795
Health Care Equipment & Supplies 5.4%
365,000	Axonics, Inc.*	26,371,250
48,000	IDEXX Laboratories, Inc.*	16,685,760
75,000	Insulet Corp.*	19,160,250
150,539	Penumbra, Inc.*	24,713,988
		86,931,248
Health Care Providers & Services 0.6%
425,000	R1 RCM, Inc.*	9,286,250
Health Care Technology 0.9%
73,269	Veeva Systems, Inc. Class A*	14,603,977
Hotels, Restaurants & Leisure 4.9%
259,000	Caesars Entertainment, Inc.*	11,168,080
17,400	Chipotle Mexican Grill, Inc.*	27,784,320
167,000	Darden Restaurants, Inc.	20,659,570
130,000	Marriott Vacations Worldwide Corp.	18,514,600
		78,126,570
Household Products 1.2%
226,000	Church & Dwight Co., Inc.	18,918,460
Internet & Direct Marketing Retail 0.7%
110,400	Etsy, Inc.*	11,659,344
IT Services 3.7%
97,267	Globant SA*	20,500,966
65,233	MongoDB, Inc.*	21,061,126
102,986	Snowflake, Inc. Class A*	18,635,317
		60,197,409
Leisure Products 1.0%
146,000	Polaris, Inc.	16,537,420
Life Sciences Tools & Services 5.1%
124,546	Agilent Technologies, Inc.	15,973,025
1,058,000	Avantor, Inc.*	26,354,780
43,009	Bio-Rad Laboratories, Inc. Class A*	20,861,085
85,000	IQVIA Holdings, Inc.*	18,076,100
		81,264,990
See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^  (cont’d)
Number of Shares		Value
Machinery 2.2%
52,191	Chart Industries, Inc.*	$ 10,117,747
124,500	IDEX Corp.	25,050,645
		35,168,392
Oil, Gas & Consumable Fuels 4.9%
642,000	Antero Resources Corp.*	25,731,360
503,000	Devon Energy Corp.	35,521,860
131,774	Diamondback Energy, Inc.	17,562,839
		78,816,059
Pharmaceuticals 1.5%
80,000	Catalent, Inc.*	7,040,000
400,000	Royalty Pharma PLC Class A	16,724,000
		23,764,000
Professional Services 1.5%
344,000	CoStar Group, Inc.*	23,956,160
Road & Rail 1.7%
101,000	Old Dominion Freight Line, Inc.	27,412,410
Semiconductors & Semiconductor Equipment 6.2%
119,952	Enphase Energy, Inc.*	34,359,051
149,588	Entegris, Inc.	14,192,909
194,015	Lattice Semiconductor Corp.*	10,457,408
151,605	Marvell Technology, Inc.	7,098,146
36,570	Monolithic Power Systems, Inc.	16,572,793
249,457	ON Semiconductor Corp.*	17,155,158
		99,835,465
Software 18.3%
117,766	Bill.com Holdings, Inc.*	19,063,960
125,637	Cadence Design Systems, Inc.*	21,831,941
207,287	Crowdstrike Holdings, Inc. Class A*	37,852,679
Number of Shares		Value
Software – cont'd
310,829	Datadog, Inc. Class A*	$ 32,621,504
300,000	Descartes Systems Group, Inc.*	21,120,000
392,887	Fortinet, Inc.*	19,129,668
54,221	HubSpot, Inc.*	18,274,646
131,476	Manhattan Associates, Inc.*	18,572,300
39,103	Palo Alto Networks, Inc.*	21,772,941
84,051	Paylocity Holding Corp.*	20,256,291
585,209	Trade Desk, Inc. Class A*	36,692,604
161,879	Zscaler, Inc.*	25,777,612
		292,966,146
Specialty Retail 4.7%
104,000	Five Below, Inc.*	13,299,520
55,000	Lithia Motors, Inc.	14,599,200
42,000	O'Reilly Automotive, Inc.*	29,279,040
101,000	Tractor Supply Co.	18,700,150
		75,877,910
Trading Companies & Distributors 2.0%
108,500	United Rentals, Inc.*	31,686,340
Total Common Stocks (Cost $1,358,942,476)		1,570,066,344

Short-Term Investments 2.1%
Investment Companies 2.1%
33,360,522	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.25%(a) (Cost $33,360,522)	33,360,522
Total Investments 99.9% (Cost $1,392,302,998)		1,603,426,866
Other Assets Less Liabilities 0.1%		838,404
Net Assets 100.0%		$1,604,265,270

*	Non-income producing security.
(a)	Represents 7-day effective yield as of August 31, 2022.
See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$1,570,066,344	$—	$—	$1,570,066,344
Short-Term Investments	—	33,360,522	—	33,360,522
Total Investments	$1,570,066,344	$33,360,522	$—	$1,603,426,866

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 99.8%
Aerospace & Defense 1.2%
2,858	General Dynamics Corp.	$654,282
Auto Components 1.8%
10,624	Aptiv PLC*	992,600
Banks 8.3%
26,951	BankUnited, Inc.	998,535
9,829	Comerica, Inc.	789,269
73,877	Huntington Bancshares, Inc.	989,952
5,826	M&T Bank Corp.	1,059,050
15,091	Truist Financial Corp.	706,862
		4,543,668
Beverages 1.8%
19,369	Molson Coors Brewing Co. Class B	1,000,796
Biotechnology 0.6%
13,476	Emergent BioSolutions, Inc.*	323,694
Building Products 4.3%
4,214	Carlisle Cos., Inc.	1,245,911
17,772	Fortune Brands Home & Security, Inc.	1,091,734
		2,337,645
Chemicals 0.8%
4,133	Ashland, Inc.	420,574
Commercial Services & Supplies 2.0%
44,600	KAR Auction Services, Inc.*	651,160
8,657	Stericycle, Inc.*	433,629
		1,084,789
Communications Equipment 2.9%
16,400	Ciena Corp.*	832,136
3,058	Motorola Solutions, Inc.	744,348
		1,576,484
Construction & Engineering 1.2%
11,467	Arcosa, Inc.	670,246
Consumer Finance 0.5%
6,581	Bread Financial Holdings, Inc.	252,908
Containers & Packaging 1.9%
19,029	Sealed Air Corp.	1,023,950
Number of Shares		Value
Electric Utilities 3.9%
24,300	Evergy, Inc.	$ 1,665,279
12,100	OGE Energy Corp.	490,534
		2,155,813
Electronic Equipment, Instruments & Components 3.2%
4,163	CDW Corp.	710,624
5,775	II-VI, Inc.*	272,753
15,665	Itron, Inc.*	745,341
		1,728,718
Energy Equipment & Services 1.6%
33,603	Baker Hughes Co.	848,812
Entertainment 2.0%
117,800	Lions Gate Entertainment Corp. Class B*	1,099,074
Equity Real Estate Investment Trusts 2.2%
19,884	Regency Centers Corp.	1,209,743
Food Products 3.5%
21,800	Hain Celestial Group, Inc.*	441,668
31,100	TreeHouse Foods, Inc.*	1,449,260
		1,890,928
Health Care Equipment & Supplies 4.8%
19,023	Avanos Medical, Inc.*	468,536
33,974	Cardiovascular Systems, Inc.*	448,797
9,766	Haemonetics Corp.*	732,743
9,200	Zimmer Biomet Holdings, Inc.	978,144
920	Zimvie, Inc.*	14,002
		2,642,222
Health Care Providers & Services 2.3%
2,900	McKesson Corp.	1,064,300
9,950	Pediatrix Medical Group, Inc.*	177,309
		1,241,609
Hotels, Restaurants & Leisure 4.3%
26,140	International Game Technology PLC	468,952
26,905	MGM Resorts International	878,179
23,613	Travel & Leisure Co.	1,001,191
		2,348,322
Independent Power and Renewable Electricity Producers 3.7%
46,100	AES Corp.	1,173,245
34,300	Vistra Corp.	848,925
		2,022,170
Insurance 3.1%
6,010	Allstate Corp.	724,205
See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^  (cont’d)
Number of Shares		Value
Insurance – cont'd
9,985	Globe Life, Inc.	$ 970,442
		1,694,647
IT Services 2.6%
143,600	Conduent, Inc.*	587,324
20,743	Kyndryl Holdings, Inc.*	216,142
9,441	Wix.com Ltd.*	597,521
		1,400,987
Machinery 2.3%
17,472	Allison Transmission Holdings, Inc.	633,535
31,587	Enerpac Tool Group Corp.	612,788
		1,246,323
Metals & Mining 0.5%
16,803	Cleveland-Cliffs, Inc.*	290,188
Mortgage Real Estate Investment Trusts 2.2%
53,200	Starwood Property Trust, Inc.	1,219,876
Multiline Retail 2.2%
8,700	Dollar Tree, Inc.*	1,180,416
Multi-Utilities 2.9%
49,700	CenterPoint Energy, Inc.	1,567,041
Oil, Gas & Consumable Fuels 11.2%
24,255	Devon Energy Corp.	1,712,888
12,434	EOG Resources, Inc.	1,508,244
21,422	ONEOK, Inc.	1,311,669
8,126	Phillips 66	726,952
26,100	Williams Cos., Inc.	888,183
		6,147,936
Professional Services 3.8%
33,426	Dun & Bradstreet Holdings, Inc.	476,321
33,400	KBR, Inc.	1,613,220
		2,089,541
Real Estate Management & Development 0.5%
72,768	WeWork, Inc. Class A*	298,349
Number of Shares		Value
Semiconductors & Semiconductor Equipment 2.8%
4,132	NXP Semiconductors NV	$ 680,044
8,723	Skyworks Solutions, Inc.	859,652
		1,539,696
Software 1.2%
29,579	Dropbox, Inc. Class A*	632,695
Specialty Retail 2.9%
151,900	Chico's FAS, Inc.*	862,792
17,661	Children's Place, Inc.*	744,941
		1,607,733
Technology Hardware, Storage & Peripherals 0.6%
11,995	Pure Storage, Inc. Class A*	347,495
Trading Companies & Distributors 2.2%
27,663	AerCap Holdings NV*	1,218,555

Total Common Stocks (Cost $46,718,196)		54,550,525
Warrants 0.0%(a)
Diversified Consumer Services 0.0%(a)
18,168	OneSpaWorld Holdings Ltd. Expires 3/19/2024* (Cost $—)	23,437

Short-Term Investments 0.1%
Investment Companies 0.1%
56,013	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.25%(b) (Cost $56,013)	56,013
Total Investments 99.9% (Cost $46,774,209)		54,629,975
Other Assets Less Liabilities 0.1%		33,119
Net Assets 100.0%		$54,663,094

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets of the Fund.
(b)	Represents 7-day effective yield as of August 31, 2022.
See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$54,550,525	$—	$—	$54,550,525
Warrants#	23,437	—	—	23,437
Short-Term Investments	—	56,013	—	56,013
Total Investments	$54,573,962	$56,013	$—	$54,629,975

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 99.9%
Aerospace & Defense 3.3%
124,000	Raytheon Technologies Corp.	$11,129,000
Banks 2.8%
84,000	JPMorgan Chase & Co.	9,553,320
Capital Markets 8.9%
325,000	Brookfield Asset Management, Inc. Class A	15,635,750
135,000	Charles Schwab Corp.	9,578,250
47,000	Intercontinental Exchange, Inc.	4,739,950
		29,953,950
Chemicals 1.5%
22,000	Sherwin-Williams Co.	5,106,200
Communications Equipment 6.3%
162,000	Cisco Systems, Inc.	7,244,640
58,000	Motorola Solutions, Inc.	14,117,780
		21,362,420
Construction Materials 1.7%
47,000	Eagle Materials, Inc.	5,622,140
Containers & Packaging 5.2%
120,000	Ball Corp.	6,697,200
485,000	Graphic Packaging Holding Co.	10,800,950
		17,498,150
Diversified Financial Services 6.6%
77,000	Apollo Global Management, Inc.	4,279,660
64,000	Berkshire Hathaway, Inc. Class B*	17,971,200
		22,250,860
Electrical Equipment 1.4%
20,500	Rockwell Automation, Inc.	4,857,270
Entertainment 1.7%
50,000	Walt Disney Co.*	5,604,000
Food & Staples Retailing 4.8%
97,000	BJ's Wholesale Club Holdings, Inc.*	7,225,530
290,000	US Foods Holding Corp.*	8,879,800
		16,105,330
Food Products 3.2%
33,000	Lamb Weston Holdings, Inc.	2,624,490
117,000	Mondelez International, Inc. Class A	7,237,620
Number of Shares		Value
Food Products – cont'd
35,000	Simply Good Foods Co.*	$ 1,069,250
		10,931,360
Health Care Equipment & Supplies 1.4%
19,000	Becton, Dickinson & Co.	4,795,980
Health Care Providers & Services 3.7%
63,000	HCA Healthcare, Inc.	12,465,810
Hotels, Restaurants & Leisure 6.6%
300,000	Aramark	10,713,000
1,250	Booking Holdings, Inc.*	2,344,763
36,000	McDonald's Corp.	9,082,080
		22,139,843
Household Products 0.1%
2,000	WD-40 Co.	378,320
Independent Power and Renewable Electricity Producers 1.2%
110,000	Brookfield Renewable Corp. Class A	4,222,900
Insurance 2.0%
35,500	Chubb Ltd.	6,711,275
Interactive Media & Services 4.7%
144,000	Alphabet, Inc. Class C*	15,717,600
Internet & Direct Marketing Retail 2.6%
70,000	Amazon.com, Inc.*	8,873,900
IT Services 1.0%
35,000	PayPal Holdings, Inc.*	3,270,400
Leisure Products 0.7%
32,000	Brunswick Corp.	2,390,720
Machinery 4.9%
9,000	Deere & Co.	3,287,250
31,500	Nordson Corp.	7,155,855
30,000	Stanley Black & Decker, Inc.	2,643,000
40,000	Wabtec Corp.	3,506,000
		16,592,105
Metals & Mining 0.2%
13,000	Newmont Corp.	537,680
See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^  (cont’d)
Number of Shares		Value
Pharmaceuticals 2.3%
170,000	Pfizer, Inc.	$7,689,100
Road & Rail 3.6%
384,000	CSX Corp.	12,153,600
Semiconductors & Semiconductor Equipment 0.9%
23,000	QUALCOMM, Inc.	3,042,210
Software 4.3%
56,000	Microsoft Corp.	14,642,320
Specialty Retail 2.9%
35,000	Lowe's Cos., Inc.	6,794,900
47,000	TJX Cos., Inc.	2,930,450
		9,725,350
Number of Shares		Value
Technology Hardware, Storage & Peripherals 5.0%
107,000	Apple, Inc.	$16,822,540
Textiles, Apparel & Luxury Goods 2.1%
33,000	Columbia Sportswear Co.	2,350,920
45,000	NIKE, Inc. Class B	4,790,250
		7,141,170
Wireless Telecommunication Services 2.3%
53,000	T-Mobile U.S., Inc.*	7,629,880
Total Investments 99.9% (Cost $184,243,629)		336,916,703
Other Assets Less Liabilities 0.1%		363,184
Net Assets 100.0%		$337,279,887

*	Non-income producing security.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$336,916,703	$—	$—	$336,916,703
Total Investments	$336,916,703	$—	$—	$336,916,703

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Real Estate Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 98.6%
Apartments 10.6%
639,892	Apartment Income REIT Corp.	$ 26,139,588
54,651	Camden Property Trust	7,023,200
563,929	Equity Residential	41,268,324
133,066	Essex Property Trust, Inc.	35,270,474
237,569	UDR, Inc.	10,659,721
		120,361,307
Capital Markets 1.6%
374,669	Brookfield Asset Management, Inc. Class A	18,025,326
Data Centers 6.8%
358,119	Digital Realty Trust, Inc.	44,274,252
49,484	Equinix, Inc.	32,529,297
		76,803,549
Free Standing 4.0%
483,896	Realty Income Corp.	33,040,419
294,984	Spirit Realty Capital, Inc.	12,050,096
		45,090,515
Health Care 9.2%
1,213,255	Medical Properties Trust, Inc.	17,725,655
829,310	Ventas, Inc.	39,690,777
622,882	Welltower, Inc.	47,743,905
		105,160,337
Industrial 12.2%
668,952	Duke Realty Corp.	39,367,825
38,139	EastGroup Properties, Inc.	6,294,079
592,609	Prologis, Inc.	73,785,747
316,487	Rexford Industrial Realty, Inc.	19,688,656
		139,136,307
Infrastructure 18.9%
424,344	American Tower Corp.	107,804,593
432,769	Crown Castle, Inc.	73,929,928
101,886	SBA Communications Corp.	33,138,422
		214,872,943
Lodging/Resorts 0.4%
56,663	Ryman Hospitality Properties, Inc.*	4,658,832
Manufactured Homes 5.0%
400,201	Equity LifeStyle Properties, Inc.	28,054,090
184,464	Sun Communities, Inc.	28,353,962
		56,408,052
Number of Shares		Value
Office 2.8%
77,592	Alexandria Real Estate Equities, Inc.	$ 11,902,613
258,002	Boston Properties, Inc.	20,493,099
		32,395,712
Regional Malls 2.8%
306,625	Simon Property Group, Inc.	31,269,617
Self Storage 9.1%
173,224	Extra Space Storage, Inc.	34,424,806
208,515	Public Storage	68,983,017
		103,407,823
Shopping Centers 4.3%
1,295,190	Kimco Realty Corp.	27,302,605
175,971	Regency Centers Corp.	10,706,076
667,607	Retail Opportunity Investments Corp.	11,182,417
		49,191,098
Single Family Homes 3.7%
475,342	American Homes 4 Rent Class A	16,903,162
698,468	Invitation Homes, Inc.	25,340,419
		42,243,581
Specialty 5.3%
498,670	Iron Mountain, Inc.	26,235,029
1,029,814	VICI Properties, Inc.	33,973,564
		60,208,593
Timber 1.9%
634,084	Weyerhaeuser Co.	21,660,309
Total Common Stocks (Cost $1,098,586,812)		1,120,893,901

Short-Term Investments 1.5%
Investment Companies 1.5%
17,704,073	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.25%(a) (Cost $17,704,073)	17,704,073
Total Investments 100.1% (Cost $1,116,290,885)		1,138,597,974
Liabilities Less Other Assets (0.1)%		(1,302,110)
Net Assets 100.0%		$1,137,295,864

*	Non-income producing security.
See Notes to Financial Statements

Schedule of Investments Real Estate Fund^  (cont’d)
(a)	Represents 7-day effective yield as of August 31, 2022.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$1,120,893,901	$—	$—	$1,120,893,901
Short-Term Investments	—	17,704,073	—	17,704,073
Total Investments	$1,120,893,901	$17,704,073	$—	$1,138,597,974

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 97.5%
Aerospace & Defense 2.7%
35,600	Axon Enterprise, Inc.*	$ 4,153,808
32,100	Curtiss-Wright Corp.	4,724,799
		8,878,607
Auto Components 1.9%
37,180	Dorman Products, Inc.*	3,370,367
28,900	Fox Factory Holding Corp.*	2,693,769
		6,064,136
Banks 6.2%
81,027	Pinnacle Financial Partners, Inc.	6,539,689
180,981	Seacoast Banking Corp. of Florida	5,849,306
62,748	Texas Capital Bancshares, Inc.*	3,704,014
81,980	Webster Financial Corp.	3,857,159
		19,950,168
Beverages 1.6%
47,771	MGP Ingredients, Inc.	5,229,014
Biotechnology 11.0%
423,452	Amicus Therapeutics, Inc.*	4,755,366
38,235	Apellis Pharmaceuticals, Inc.*	2,313,600
32,009	Arcutis Biotherapeutics, Inc.*	862,643
100,170	Arrowhead Pharmaceuticals, Inc.*	3,977,751
19,739	Beam Therapeutics, Inc.*	1,077,749
12,337	Blueprint Medicines Corp.*	903,315
106,210	Fate Therapeutics, Inc.*(a)	2,776,329
148,245	Halozyme Therapeutics, Inc.*	6,038,019
77,625	Insmed, Inc.*	1,911,127
17,848	Intellia Therapeutics, Inc.*	1,071,951
6,899	Karuna Therapeutics, Inc.*	1,759,659
95,188	Natera, Inc.*	4,688,961
124,088	Xencor, Inc.*	3,274,682
		35,411,152
Building Products 1.3%
147,670	Zurn Elkay Water Solutions Corp.	4,072,739
Chemicals 1.9%
186,721	Livent Corp.*	6,008,682
Commercial Services & Supplies 2.2%
86,645	Casella Waste Systems, Inc. Class A*	7,098,825
Number of Shares		Value
Communications Equipment 1.0%
55,116	Calix, Inc.*	$3,243,577
Construction & Engineering 2.7%
197,468	API Group Corp.*	3,070,627
20,878	Valmont Industries, Inc.	5,779,448
		8,850,075
Containers & Packaging 1.5%
214,533	Graphic Packaging Holding Co.	4,777,650
Diversified Consumer Services 0.6%
209,259	OneSpaWorld Holdings Ltd.*	1,843,572
Electronic Equipment, Instruments & Components 1.4%
93,441	II-VI, Inc.*	4,413,218
Food & Staples Retailing 2.1%
60,600	Grocery Outlet Holding Corp.*	2,431,272
84,892	Performance Food Group Co.*	4,242,902
		6,674,174
Food Products 1.0%
194,875	Utz Brands, Inc.(a)	3,246,617
Health Care Equipment & Supplies 4.4%
121,138	Axonics, Inc.*	8,752,220
10,150	Inspire Medical Systems, Inc.*	1,943,624
79,550	NuVasive, Inc.*	3,381,670
		14,077,514
Health Care Providers & Services 6.3%
26,929	Amedisys, Inc.*	3,189,740
55,409	HealthEquity, Inc.*	3,661,427
136,970	Option Care Health, Inc.*	4,240,591
58,879	Privia Health Group, Inc.*	2,342,796
309,345	R1 RCM, Inc.*	6,759,188
		20,193,742
Health Care Technology 0.6%
75,517	Phreesia, Inc.*	1,937,766
Hotels, Restaurants & Leisure 4.6%
65,422	Boyd Gaming Corp.	3,560,920
15,981	Churchill Downs, Inc.	3,149,695
24,679	Marriott Vacations Worldwide Corp.	3,514,783
52,108	Texas Roadhouse, Inc.	4,625,106
		14,850,504
Household Durables 1.6%
23,881	Helen of Troy Ltd.*	2,952,408
See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^  (cont’d)
Number of Shares		Value
Household Durables – cont'd
41,300	Skyline Champion Corp.*	$ 2,340,471
		5,292,879
IT Services 2.5%
18,423	ExlService Holdings, Inc.*	3,089,721
125,849	Flywire Corp.*	3,128,606
20,451	WNS Holdings Ltd. ADR*	1,722,997
		7,941,324
Life Sciences Tools & Services 0.8%
17,111	Medpace Holdings, Inc.*	2,525,755
Machinery 1.9%
31,883	Chart Industries, Inc.*	6,180,838
Media 1.8%
290,520	PubMatic, Inc. Class A*	5,685,476
Oil, Gas & Consumable Fuels 7.4%
125,837	Antero Resources Corp.*	5,043,547
77,022	Denbury, Inc.*	6,849,566
249,373	Magnolia Oil & Gas Corp. Class A	5,952,534
98,985	Matador Resources Co.	5,899,506
		23,745,153
Pharmaceuticals 0.4%
31,896	Arvinas, Inc.*	1,350,477
Professional Services 3.0%
49,587	Exponent, Inc.	4,654,236
35,938	Tetra Tech, Inc.	4,880,740
		9,534,976
Road & Rail 1.1%
16,725	Saia, Inc.*	3,459,232
Semiconductors & Semiconductor Equipment 6.4%
57,523	Ambarella, Inc.*	3,904,661
29,197	Impinj, Inc.*	2,606,708
27,782	Lattice Semiconductor Corp.*	1,497,450
38,172	Silicon Laboratories, Inc.*	4,784,097
Number of Shares		Value
Semiconductors & Semiconductor Equipment – cont'd
36,411	SiTime Corp.*	$ 3,874,494
33,624	Synaptics, Inc.*	3,887,271
		20,554,681
Software 9.9%
24,415	CyberArk Software Ltd.*	3,522,596
72,866	Descartes Systems Group, Inc.*	5,129,766
65,938	Gitlab, Inc. Class A*(a)	3,947,708
22,322	Manhattan Associates, Inc.*	3,153,206
155,660	Paycor HCM, Inc.*	4,612,206
148,388	Sprout Social, Inc. Class A*	8,909,216
64,797	Tenable Holdings, Inc.*	2,566,609
		31,841,307
Specialty Retail 2.1%
14,286	Lithia Motors, Inc.	3,792,076
202,000	Petco Health & Wellness Co., Inc.*	3,013,840
		6,805,916
Trading Companies & Distributors 3.6%
95,641	Air Lease Corp.	3,477,507
95,732	H&E Equipment Services, Inc.	3,030,875
37,660	WESCO International, Inc.*	4,959,069
		11,467,451
Total Common Stocks (Cost $318,960,963)		313,207,197

Short-Term Investments 2.7%
Investment Companies 2.7%
6,453,629	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.25%(b)	6,453,629
2,276,831	State Street Navigator Securities Lending Government Money Market Portfolio, 2.34%(b)(c)	2,276,831
Total Short-Term Investments (Cost $8,730,460)		8,730,460
Total Investments 100.2% (Cost $327,691,423)		321,937,657
Liabilities Less Other Assets (0.2)%		(588,364)
Net Assets 100.0%		$321,349,293

*	Non-income producing security.
(a)
All or a portion of this security is on loan at August 31, 2022. Total value of all such securities at August 31,
2022 amounted to $3,755,949, collateralized by cash collateral of $2,276,831 and non-cash (U.S. Treasury
Securities) collateral of $1,676,359 for the Fund (see Note A of the Notes to Financial Statements).

(b)	Represents 7-day effective yield as of August 31, 2022.
See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^  (cont’d)
(c)	Represents investment of cash collateral received from securities lending.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks#	$313,207,197	$—	$—	$313,207,197
Short-Term Investments	—	8,730,460	—	8,730,460
Total Investments	$313,207,197	$8,730,460	$—	$321,937,657

#	The Schedule of Investments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2021	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2022
Investments in Securities:
Rights(1)	$143	$—	$160	$(17)	$—	$(286)	$—	$—	$—	$—
Total	$143	$—	$160	$(17)	$—	$(286)	$—	$—	$—	$—
(1) At the beginning of the year, these investments were valued based on a single quotation obtained from a dealer. The Fund held no Level 3 investments at August 31, 2022.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 99.5%
Auto Components 2.2%
329,238	Aptiv PLC*	$30,760,706
Banks 3.8%
453,376	Bank of America Corp.	15,237,967
347,055	JPMorgan Chase & Co.	39,470,565
		54,708,532
Capital Markets 2.6%
364,296	Intercontinental Exchange, Inc.	36,739,252
Chemicals 1.8%
110,414	Sherwin-Williams Co.	25,627,089
Communications Equipment 1.2%
136,878	Arista Networks, Inc.*	16,408,935
Diversified Financial Services 1.4%
68,537	Berkshire Hathaway, Inc. Class B*	19,245,190
Electrical Equipment 1.5%
876,575	Vestas Wind Systems A/S	21,932,870
Electronic Equipment, Instruments & Components 1.8%
83,904	Zebra Technologies Corp. Class A*	25,308,803
Food & Staples Retailing 2.5%
69,371	Costco Wholesale Corp.	36,218,599
Health Care Equipment & Supplies 4.8%
175,799	Becton, Dickinson & Co.	44,375,184
38,398	Embecta Corp.	1,225,664
255,408	Medtronic PLC	22,455,471
		68,056,319
Health Care Providers & Services 8.2%
307,507	AmerisourceBergen Corp.	45,068,226
252,399	Cigna Corp.	71,542,496
		116,610,722
Hotels, Restaurants & Leisure 3.4%
2,238,224	Compass Group PLC	48,146,558
Number of Shares		Value
Household Products 2.8%
503,540	Colgate-Palmolive Co.	$39,381,863
Insurance 4.2%
489,748	Progressive Corp.	60,067,592
Interactive Media & Services 5.1%
674,440	Alphabet, Inc. Class A*	72,987,897
Internet & Direct Marketing Retail 1.3%
150,352	Amazon.com, Inc.*	19,060,123
IT Services 12.5%
82,321	Accenture PLC Class A	23,746,316
559,303	Cognizant Technology Solutions Corp. Class A	35,331,171
249,334	Fiserv, Inc.*	25,230,107
530,611	GoDaddy, Inc. Class A*	40,230,926
165,457	MasterCard, Inc. Class A	53,669,287
		178,207,807
Life Sciences Tools & Services 3.0%
156,008	Danaher Corp.	42,108,119
Machinery 3.2%
344,384	Otis Worldwide Corp.	24,871,412
238,935	Stanley Black & Decker, Inc.	21,050,174
		45,921,586
Media 1.5%
602,326	Comcast Corp. Class A	21,798,178
Multi-Utilities 2.0%
2,304,245	National Grid PLC	28,692,114
Pharmaceuticals 2.4%
106,407	Roche Holding AG	34,288,736
Professional Services 2.7%
550,295	CoStar Group, Inc.*	38,322,544
Road & Rail 2.4%
1,074,089	CSX Corp.	33,994,917
Semiconductors & Semiconductor Equipment 4.7%
408,271	Texas Instruments, Inc.	67,450,452
See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^  (cont’d)
Number of Shares		Value
Software 7.7%
63,926	Intuit, Inc.	$ 27,601,968
316,815	Microsoft Corp.	82,837,618
		110,439,586
Specialty Retail 2.2%
187,564	Advance Auto Parts, Inc.	31,630,793
Technology Hardware, Storage & Peripherals 2.5%
228,805	Apple, Inc.	35,972,722
Trading Companies & Distributors 4.1%
37,037	United Rentals, Inc.*	10,816,286
86,181	W.W. Grainger, Inc.	47,825,284
		58,641,570

Total Common Stocks (Cost $886,385,555)		1,418,730,174
Short-Term Investments 0.4%
Principal Amount
Certificates of Deposit 0.0%(a)
$100,000	Carver Federal Savings Bank, 0.05%, due 9/23/2022	100,000
Principal Amount		Value
Certificates of Deposit – cont'd
$250,000	Self Help Credit Union, 0.01%, due 11/16/2022	$ 250,000
250,000	Self Help Federal Credit Union, 0.10%, due 9/4/2022	250,000
		600,000
Number of Shares
Investment Companies 0.4%
5,174,836	State Street Institutional Treasury Money Market Fund Premier Class, 2.10%(b)	5,174,836
Total Short-Term Investments (Cost $5,774,836)		5,774,836
Total Investments 99.9% (Cost $892,160,391)		1,424,505,010
Other Assets Less Liabilities 0.1%		789,563
Net Assets 100.0%		$1,425,294,573

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets of the Fund.
(b)	Represents 7-day effective yield as of August 31, 2022.

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$1,285,669,896	90.2%
United Kingdom	76,838,672	5.4%
Switzerland	34,288,736	2.4%
Denmark	21,932,870	1.5%
Short-Term Investments and Other Assets—Net	6,564,399	0.5%
	$1,425,294,573	100.0%
See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Electrical Equipment	$—	$21,932,870	$—	$21,932,870
Hotels, Restaurants & Leisure	—	48,146,558	—	48,146,558
Multi-Utilities	—	28,692,114	—	28,692,114
Pharmaceuticals	—	34,288,736	—	34,288,736
Other Common Stocks#	1,285,669,896	—	—	1,285,669,896
Total Common Stocks	1,285,669,896	133,060,278	—	1,418,730,174
Short-Term Investments	—	5,774,836	—	5,774,836
Total Investments	$1,285,669,896	$138,835,114	$—	$1,424,505,010

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments U.S. Equity Impact Fund^
August 31, 2022

Number of Shares		Value
Common Stocks 98.0%
Auto Components 2.5%
1,647	Aptiv PLC*	$153,879
Building Products 4.6%
1,801	Trane Technologies PLC	277,480
Chemicals 4.0%
1,486	Ecolab, Inc.	243,451
Communications Equipment 4.4%
1,083	Motorola Solutions, Inc.	263,613
Containers & Packaging 9.0%
3,311	Ball Corp.	184,787
16,105	Graphic Packaging Holding Co.	358,658
		543,445
Electric Utilities 2.3%
1,623	NextEra Energy, Inc.	138,052
Electrical Equipment 0.8%
1,410	Sunrun, Inc.*	46,572
Electronic Equipment, Instruments & Components 3.7%
2,974	II-VI, Inc.*	140,462
1,281	Trimble, Inc.*	81,023
		221,485
Food Products 2.2%
4,389	Simply Good Foods Co.*	134,084
Health Care Equipment & Supplies 6.2%
248	ABIOMED, Inc.*	64,301
5,625	Boston Scientific Corp.*	226,744
1,022	Dexcom, Inc.*	84,019
		375,064
Health Care Providers & Services 5.9%
1,338	HCA Healthcare, Inc.	264,750
973	Universal Health Services, Inc. Class B	95,198
		359,948
Household Products 1.8%
764	Clorox Co.	110,276
Number of Shares		Value
Independent Power and Renewable Electricity Producers 4.7%
7,464	Brookfield Renewable Corp. Class A	$286,543
Life Sciences Tools & Services 3.6%
402	Danaher Corp.	108,504
203	Thermo Fisher Scientific, Inc.	110,700
		219,204
Machinery 11.6%
669	Deere & Co.	244,352
4,570	Evoqua Water Technologies Corp.*	160,316
2,908	Pentair PLC	129,406
1,918	Wabtec Corp.	168,113
		702,187
Media 1.6%
88	Cable One, Inc.	99,880
Mortgage Real Estate Investment Trusts 1.1%
1,756	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	69,397
Personal Products 1.5%
3,847	BellRing Brands, Inc.*	91,136
Pharmaceuticals 10.0%
729	Eli Lilly & Co.	219,596
1,613	Merck & Co., Inc.	137,686
3,428	Organon & Co.	97,801
3,277	Pfizer, Inc.	148,219
		603,302
Professional Services 3.1%
989	Verisk Analytics, Inc.	185,101
Road & Rail 6.9%
2,584	Canadian Pacific Railway Ltd.	193,438
7,084	CSX Corp.	224,209
		417,647
Semiconductors & Semiconductor Equipment 3.8%
576	First Solar, Inc.*	73,469
1,281	ON Semiconductor Corp.*	88,094
248	SolarEdge Technologies, Inc.*	68,441
		230,004
Software 2.7%
447	Tyler Technologies, Inc.*	166,065
Total Common Stocks (Cost $6,191,759)		5,937,815
See Notes to Financial Statements

Schedule of Investments U.S. Equity Impact Fund^  (cont’d)
Number of Shares		Value

Short-Term Investments 1.9%
Investment Companies 1.9%
114,216	State Street Institutional Treasury Money Market Fund Premier Class, 2.10%(a) (Cost $114,216)	$114,216
Total Investments 99.9% (Cost $6,305,975)		6,052,031
Other Assets Less Liabilities 0.1%		8,155
Net Assets 100.0%		$6,060,186

*	Non-income producing security.
(a)	Represents 7-day effective yield as of August 31, 2022.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$5,937,815	$—	$—	$5,937,815
Short-Term Investments	—	114,216	—	114,216
Total Investments	$5,937,815	$114,216	$—	$6,052,031

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

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Statements of Assets and Liabilities
Neuberger Berman Equity Funds
	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	August 31, 2022	August 31, 2022	August 31, 2022
Assets
Investments in securities, at value*† (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers(a)	$70,567,145	$828,217,732	$1,093,299,638
Affiliated issuers(b)	—	—	—
	70,567,145	828,217,732	1,093,299,638
Cash	—	—	—
Foreign currency(c)	—	2,118,778	—
Dividends and interest receivable	146,338	2,508,305	4,390,274
Receivable for securities sold	—	71,905	8,035,575
Receivable from Management—net (Note B)	10,529	—	—
Receivable for Fund shares sold	—	553,131	1,165,685
Receivable for securities lending income (Note A)	—	8	—
Prepaid expenses and other assets	16,527	42,545	64,038
Total Assets	70,740,539	833,512,404	1,106,955,210
Liabilities
Payable to investment manager—net (Note B)	30,904	690,105	473,830
Option contracts written, at value(d) (Note A)	—	—	277,663
Due to custodian	9	—	—
Payable for securities purchased	343,760	326,042	—
Payable for Fund shares redeemed	—	508,549	195,851
Payable to administrator—net (Note B)	—	102,986	261,290
Payable to trustees	5,375	5,374	5,374
Payable for audit fees	44,135	53,274	56,885
Payable for custodian and accounting fees	9,959	110,015	24,767
Payable for shareholder reports	1,090	12,042	7,310
Payable for legal fees	9,107	9,107	9,995
Payable for cash collateral on loaned securities (Note A)	—	—	—
Accrued capital gains taxes (Note A)	—	5,189,443	—
Other accrued expenses and payables	4,456	75,003	30,153
Total Liabilities	448,795	7,081,940	1,343,118
Net Assets	$70,291,744	$826,430,464	$1,105,612,092

Net Assets consist of:
Paid-in capital	$52,736,561	$899,627,844	$777,277,862
Total distributable earnings/(losses)	17,555,183	(73,197,380)	328,334,230
Net Assets	$70,291,744	$826,430,464	$1,105,612,092
Net Assets
Investor Class	$—	$—	$—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	67,755,643	652,510,886	834,836,939
Class A	1,632,272	18,903,148	170,669,782
Class C	868,535	3,490,156	67,522,153
Class R3	—	669,919	538,657
Class R6	35,294	150,856,355	—
Class E	—	—	32,044,561

See Notes to Financial Statements

Focus Fund	Genesis Fund	Global Real Estate Fund	Greater China Equity Fund	International Equity Fund	International Select Fund	International Small Cap Fund
August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022

$613,211,407	$9,440,329,122	$3,366,214	$33,251,012	$1,132,487,949	$130,378,452	$3,508,783
—	516,181,207	—	—	—	—	—
613,211,407	9,956,510,329	3,366,214	33,251,012	1,132,487,949	130,378,452	3,508,783
—	232,556	—	—	—	—	—
10,685	—	2,934	998,790	1,177	723,800	104,475
874,554	5,684,765	5,139	55,111	5,207,876	696,640	15,366
—	2,887,246	—	85,514	22,779,926	2,540,868	—
—	—	25,374	8,979	—	9,213	34,663
2,154	3,847,655	—	—	636,931	1,123	112
59	—	—	—	9,836	580	255
69,021	276,022	12,177	28,990	69,833	150,489	16,863
614,167,880	9,969,438,573	3,411,838	34,428,396	1,161,193,528	134,501,165	3,680,517

287,622	5,828,810	2,349	32,924	700,425	65,187	2,279
—	—	—	—	—	—	—
—	—	—	—	—	—	—
6,182,449	8,830,238	—	—	42,261,205	4,755,627	205,352
39,593	3,525,404	—	—	2,237,120	4,050	—
147,171	1,362,576	—	—	136,445	—	—
5,374	5,374	5,374	5,375	5,374	5,375	5,374
53,529	58,045	42,300	44,919	54,845	52,435	45,184
20,038	175,616	10,990	12,771	50,812	15,312	14,240
69,283	166,606	1,140	827	23,701	3,223	1,097
9,107	9,995	9,107	12,185	9,995	9,107	9,107
—	—	—	—	876,392	—	142,230
—	—	—	—	—	—	—
71,052	351,260	2,829	4,642	53,798	10,103	3,159
6,885,218	20,313,924	74,089	113,643	46,410,112	4,920,419	428,022
$607,282,662	$9,949,124,649	$3,337,749	$34,314,753	$1,114,783,416	$129,580,746	$3,252,495

$634,048,749	$4,608,071,246	$3,489,777	$49,957,273	$1,165,107,354	$135,057,725	$3,552,333
(26,766,087)	5,341,053,403	(152,028)	(15,642,520)	(50,323,938)	(5,476,979)	(299,838)
$607,282,662	$9,949,124,649	$3,337,749	$34,314,753	$1,114,783,416	$129,580,746	$3,252,495

$553,026,639	$1,664,646,809	$—	$—	$67,518,864	$—	$—
31,899,535	1,008,357,672	—	—	21,793,513	4,532,644	—
976,681	108,617,703	—	—	—	—	—
19,007,321	2,569,745,246	2,797,026	32,407,289	953,744,122	119,932,684	2,678,831
2,098,314	—	303,097	1,887,459	11,068,552	3,110,364	197,740
274,172	—	237,626	20,005	4,908,721	540,328	116,402
—	—	—	—	—	1,216,481	—
—	4,463,765,578	—	—	27,685,099	248,245	259,522
—	133,991,641	—	—	28,064,545	—	—

Statements of Assets and Liabilities  (cont’d)
Neuberger Berman Equity Funds

	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	August 31, 2022	August 31, 2022	August 31, 2022
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	3,961,531	36,951,552	61,845,042
Class A	95,282	1,067,729	12,701,795
Class C	51,319	199,592	5,058,033
Class R3	—	38,012	40,092
Class R6	2,061	8,540,695	—
Class E	—	—	2,371,767
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	17.10	17.66	13.50
Class R3	—	17.62	13.44
Class R6	17.13	17.66	—
Class E	—	—	13.51
Net Asset Value and redemption price per share
Class A	$17.13	$17.70	$13.44
Offering Price per share
Class A‡	$18.18	$18.78	$14.26
Net Asset Value and offering price per share
Class C^	$16.92	$17.49	$13.35
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—
*Cost of Investments:
(a) Unaffiliated issuers	$53,796,138	$813,970,145	$819,191,200
(b) Affiliated issuers	$—	$—	$—
Total cost of investments	$53,796,138	$813,970,145	$819,191,200
(c) Total cost of foreign currency	$(9)	$2,144,897	$—
(d) Premium received from option contracts written	$—	$—	$230,518

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Focus Fund	Genesis Fund	Global Real Estate Fund	Greater China Equity Fund	International Equity Fund	International Select Fund	International Small Cap Fund
August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022

26,238,238	27,076,829	—	—	6,066,971	—	—
1,521,211	16,442,711	—	—	1,958,023	391,316	—
46,766	1,794,422	—	—	—	—	—
897,939	41,731,478	255,313	3,729,946	85,579,499	10,369,606	221,787
100,207	—	27,765	217,171	990,991	271,153	16,476
13,596	—	21,937	2,317	446,611	48,502	10,000
—	—	—	—	—	107,209	—
—	72,455,734	—	—	2,480,509	21,449	21,500
—	2,165,071	—	—	2,505,110	—	—

$21.08	$61.48	$—	$—	$11.13	$—	$—
20.97	61.33	—	—	11.13	11.58	—
20.88	60.53	—	—	—	—	—
21.17	61.58	10.96	8.69	11.14	11.57	12.08
—	—	—	—	—	11.35	—
—	61.61	—	—	11.16	11.57	12.07
—	61.89	—	—	11.20	—	—

$20.94	$—	$10.92	$8.69	$11.17	$11.47	$12.00

$22.22	$—	$11.59	$9.22	$11.85	$12.17	$12.73

$20.17	$—	$10.83	$8.63	$10.99	$11.14	$11.64

$—	$—	$—	$—	$837,631	$614,192	$226,327

$622,074,344	$5,036,603,073	$3,749,539	$42,344,446	$1,230,460,631	$141,746,212	$3,943,570
$—	$499,940,196	$—	$—	$—	$—	$—
$622,074,344	$5,536,543,269	$3,749,539	$42,344,446	$1,230,460,631	$141,746,212	$3,943,570
$10,655	$—	$2,945	$1,001,701	$1,204	$729,546	$108,569
$—	$—	$—	$—	$—	$—	$—

Statements of Assets and Liabilities  (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund**	Large Cap Value Fund
	August 31, 2022	August 31, 2022	August 31, 2022
Assets
Investments in securities, at value*† (Note A)— see Schedule of Investments:
Unaffiliated issuers(a)	$1,383,095,275	$1,721,039,020	$10,530,928,916
Cash	—	131	—
Foreign currency(b)	—	—	—
Dividends and interest receivable	447,117	1,997,369	38,148,672
Receivable for securities sold	—	—	9,311,265
Receivable from Management—net (Note B)	—	—	—
Receivable for Fund shares sold	870,922	87,665	22,679,469
Receivable for securities lending income (Note A)	—	8,093	11,694
Prepaid expenses and other assets	98,067	153,880	471,263
Total Assets	1,384,511,381	1,723,286,158	10,601,551,279
Liabilities
Payable to investment manager—net (Note B)	898,098	733,667	3,688,819
Due to custodian	—	—	—
Payable for securities purchased	1,186,584	—	270,487,444
Payable for Fund shares redeemed	6,615,860	718,064	7,133,880
Payable to administrator—net (Note B)	208,412	387,828	1,818,854
Payable to trustees	5,374	5,112	5,374
Payable for audit fees	45,435	87,734	54,845
Payable for custodian and accounting fees	32,036	45,495	155,480
Payable for shareholder reports	—	109,986	136,251
Payable for legal fees	9,107	9,107	9,995
Payable for cash collateral on loaned securities (Note A)	—	11,418,040	35,062,500
Other accrued expenses and payables	25,337	163,683	283,158
Total Liabilities	9,026,243	13,678,716	318,836,600
Net Assets	$1,375,485,138	$1,709,607,442	$10,282,714,679

Net Assets consist of:
Paid-in capital	$1,243,812,113	$1,132,972,060	$10,160,995,962
Total distributable earnings/(losses)	131,673,025	576,635,382	121,718,717
Net Assets	$1,375,485,138	$1,709,607,442	$10,282,714,679
Net Assets
Investor Class	$—	$1,408,139,395	$1,556,548,067
Trust Class	—	37,692,445	117,218,215
Advisor Class	—	2,277,979	133,516,102
Institutional Class	1,204,807,751	245,125,898	7,555,845,659
Class A	49,002,818	12,415,692	201,490,324
Class C	20,415,358	3,350,466	222,775,339
Class R3	—	436,747	6,831,381
Class R6	101,259,211	168,820	342,368,726
Class E	—	—	146,120,866

See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022

$1,603,426,866	$54,629,975	$336,916,703	$1,138,597,974	$321,937,657	$1,424,505,010	$6,052,031
—	—	—	—	—	—	—
—	—	—	—	—	309	—
858,989	71,561	460,009	479,360	92,200	2,053,048	7,651
1,610,784	547,844	838,636	33,726,459	1,832,251	—	—
—	1,642	—	10,119	55,799	—	49,705
401,762	336	27,495	569,324	213,480	388,072	—
—	—	—	—	1,334	—	—
154,453	52,765	22,256	99,247	58,644	81,384	19,297
1,606,452,854	55,304,123	338,265,099	1,173,482,483	324,191,365	1,427,027,823	6,128,684

693,724	26,799	141,892	800,459	240,842	631,456	3,585
—	—	207,816	—	—	—	—
—	525,263	—	34,561,128	—	—	—
924,833	3,214	483,555	655,157	187,574	536,140	—
255,106	—	64,822	—	—	335,585	—
5,374	5,374	5,375	5,374	5,374	5,374	5,374
50,435	41,390	42,435	52,145	46,435	50,435	30,790
32,031	10,733	12,871	27,748	13,904	33,311	8,868
118,597	6,259	5,003	39,421	31,246	43,997	1,126
12,865	12,220	9,995	9,995	12,785	9,107	15,808
—	—	—	—	2,276,831	—	—
94,619	9,777	11,448	35,192	27,081	87,845	2,947
2,187,584	641,029	985,212	36,186,619	2,842,072	1,733,250	68,498
$1,604,265,270	$54,663,094	$337,279,887	$1,137,295,864	$321,349,293	$1,425,294,573	$6,060,186

$1,357,251,764	$46,762,452	$117,940,904	$1,046,218,218	$343,913,754	$803,950,278	$6,954,018
247,013,506	7,900,642	219,338,983	91,077,646	(22,564,461)	621,344,295	(893,832)
$1,604,265,270	$54,663,094	$337,279,887	$1,137,295,864	$321,349,293	$1,425,294,573	$6,060,186

$478,015,919	$32,729,525	$—	$—	$62,808,790	$346,202,750	$—
53,366,943	6,057,997	—	127,401,807	3,856,011	108,456,610	—
8,074,778	—	—	—	2,619,809	—	—
469,696,943	13,108,579	208,868,230	738,108,867	146,464,397	608,196,826	5,923,685
38,990,167	1,161,618	41,241,368	78,435,718	18,212,808	133,112,292	109,488
7,689,232	912,625	15,556,454	10,558,085	4,244,781	36,381,996	27,013
9,917,310	663,922	—	16,931,471	5,394,879	18,587,941	—
538,513,978	28,828	—	146,855,347	77,747,818	174,356,158	—
—	—	71,613,835	19,004,569	—	—	—

Statements of Assets and Liabilities  (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund**	Large Cap Value Fund
	August 31, 2022	August 31, 2022	August 31, 2022
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	64,424,918	38,176,591
Trust Class	—	1,730,879	2,874,360
Advisor Class	—	105,807	3,273,821
Institutional Class	63,408,269	11,196,499	185,419,098
Class A	2,620,490	571,153	4,943,197
Class C	1,127,657	159,303	5,486,261
Class R3	—	20,322	168,099
Class R6	5,303,192	7,708	8,390,059
Class E	—	—	3,569,608
Net Asset Value, offering and redemption price per share
Investor Class	$—	$21.86	$40.77
Trust Class	—	21.78	40.78
Advisor Class	—	21.53	40.78
Institutional Class	19.00	21.89	40.75
Class R3	—	21.49	40.64
Class R6	19.09	21.90	40.81
Class E	—	—	40.93
Net Asset Value and redemption price per share
Class A	$18.70	$21.74	$40.76
Offering Price per share
Class A‡	$19.84	$23.07	$43.25
Net Asset Value and offering price per share
Class C^	$18.10	$21.03	$40.61
†Securities on loan, at value:
Unaffiliated issuers	$—	$10,487,008	$34,196,250
*Cost of Investments:
(a) Unaffiliated issuers	$1,294,211,364	$1,226,172,594	$10,373,928,966
(b) Total cost of foreign currency	$—	$—	$—

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022	August 31, 2022

32,693,334	1,383,621	—	—	1,656,023	8,908,174	—
3,655,943	256,539	—	8,236,565	101,982	2,787,661	—
554,993	—	—	—	69,431	—	—
32,066,434	554,628	17,833,832	47,544,236	3,855,588	15,677,544	669,686
2,674,725	49,173	3,522,765	5,070,057	481,737	3,427,007	12,439
532,803	39,163	1,370,289	680,761	113,418	954,697	3,102
682,726	28,180	—	1,096,749	143,172	478,586	—
36,718,147	1,220	—	9,461,281	2,043,791	4,493,533	—
—	—	6,087,171	1,223,494	—	—	—

$14.62	$23.65	$—	$—	$37.93	$38.86	$—
14.60	23.61	—	15.47	37.81	38.91	—
14.55	—	—	—	37.73	—	—
14.65	23.63	11.71	15.52	37.99	38.79	8.85
14.53	23.56	—	15.44	37.68	38.84	—
14.67	23.64	—	15.52	38.04	38.80	—
—	—	11.76	15.53	—	—	—

$14.58	$23.62	$11.71	$15.47	$37.81	$38.84	$8.80

$15.47	$25.06	$12.42	$16.41	$40.12	$41.21	$9.34

$14.43	$23.30	$11.35	$15.51	$37.43	$38.11	$8.71

$—	$—	$—	$—	$3,755,949	$—	$—

$1,392,302,998	$46,774,209	$184,243,629	$1,116,290,885	$327,691,423	$892,160,391	$6,305,975
$—	$—	$—	$—	$—	$317	$—

Statements of Operations
Neuberger Berman Equity Funds
	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,334,908	$30,684,622	$35,417,358
Dividend income—affiliated issuers (Note F)	—	—	—
Interest and other income—unaffiliated issuers	11,846	98,107	384,032
Income from securities loaned—net	—	5,984	—
Foreign taxes withheld	(34,991)	(2,611,190)	(334,009)
Total income	$1,311,763	$28,177,523	$35,467,381
Expenses:
Investment management fees (Note B)	360,123	10,388,053	5,844,655
Administration fees (Note B):
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	104,108	1,223,080	1,316,975
Class A	3,791	64,150	475,411
Class C	2,919	13,152	201,798
Class R3	—	1,983	1,545
Class R6	19	119,983	—
Distribution fees (Note B):
Trust Class	—	—	—
Advisor Class	—	—	—
Class A	3,645	61,683	457,125
Class C	11,227	50,586	776,147
Class R3	—	3,813	2,971
Shareholder servicing agent fees:
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	667	121,209	6,079
Class A	1,054	3,223	8,152
Class C	185	445	2,719
Class R3	—	902	358
Class R6	120	3,037	—
Class E	—	—	1,574
Audit fees	45,135	54,024	57,885
Custodian and accounting fees	59,542	718,368	137,690
Insurance	1,805	33,369	35,654
Legal fees	55,681	55,681	61,228
Registration and filing fees	61,445	95,268	84,598
Shareholder reports	2,262	28,184	87,517
Trustees' fees and expenses	43,737	44,474	44,491
Interest	178	18,681	23,130
Miscellaneous and other fees (Note A)	13,246	111,788	88,004
Total expenses	770,889	13,215,136	9,715,706

See Notes to Financial Statements

Focus Fund	Genesis Fund	Global Real Estate Fund	Greater China Equity Fund	International Equity Fund	International Select Fund	International Small Cap Fund
For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022

$7,269,691	$96,854,487	$91,787	$1,049,512	$36,782,604	$3,816,687	$65,093
—	2,834,929	—	—	—	—	—
86,995	684,982	332	299	585,827	174,502	1,543
50,010	—	—	—	270,729	53,884	2,125
(540,967)	(211,095)	(4,752)	(59,168)	(3,154,797)	(315,823)	(7,363)
$6,865,729	$100,163,303	$87,367	$990,643	$34,484,363	$3,729,250	$61,398

4,030,737	74,978,771	31,591	529,386	12,479,279	881,828	29,824

1,821,402	4,871,671	—	—	222,613	—	—
169,011	4,646,990	—	—	108,432	22,231	—
6,842	505,346	—	—	—	—	—
36,823	4,614,631	5,044	68,143	2,070,351	222,011	4,082
6,525	—	841	6,788	43,455	10,484	870
1,340	—	683	226	17,484	1,914	378
—	—	—	—	—	3,848	—
—	2,508,024	—	—	24,663	259	154

42,253	—	—	—	—	5,558	—
4,276	315,841	—	—	—	—	—
6,274	—	809	6,527	41,784	10,080	837
5,154	—	2,627	868	67,246	7,361	1,453
—	—	—	—	—	7,400	—

263,902	842,645	—	—	67,484	—	—
475	5,433	—	—	576	3,840	—
74	4,295	—	—	—	—	—
602	14,884	302	519	6,318	971	267
519	—	518	3,791	2,949	606	477
297	—	205	220	706	341	119
—	—	—	—	—	497	—
—	15,086	—	—	1,553	181	119
—	1,574	—	—	1,574	—	—
55,279	59,045	42,300	46,669	55,845	53,435	45,934
123,540	1,077,065	68,886	82,360	304,821	94,646	84,711
21,901	321,704	104	1,419	46,383	4,342	87
55,681	57,548	55,681	65,616	57,548	55,682	55,681
106,396	222,129	49,501	55,137	104,222	102,066	63,482
82,417	648,471	2,681	1,103	48,588	5,466	2,998
44,258	51,990	43,689	43,720	44,784	43,797	43,689
8,146	6,699	—	1,661	57,465	9,115	—
66,123	713,065	13,964	19,053	322,555	103,616	21,909
6,960,247	96,482,907	319,426	933,206	16,198,678	1,651,575	357,071

Statements of Operations   (cont’d)
Neuberger Berman Equity Funds

	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022
Expenses reimbursed by Management (Note B)	(253,954)	(24,098)	—
Investment management fees waived (Note B)	—	—	(105,382)
Total net expenses	516,935	13,191,038	9,610,324
Net investment income/(loss)	$794,828	$14,986,485	$25,857,057

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	238,683	(50,131,329)*	66,217,416
Transactions in investment securities of affiliated issuers	—	—	—
Settlement of foreign currency transactions	2,980	(1,267,069)	(32,900)
Expiration or closing of option contracts written	—	—	2,576,688
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(8,607,303)	(271,162,138)**	(92,822,317)
Investment securities of affiliated issuers	—	—	—
Foreign currency translations	(986)	(61,693)	(26,104)
Option contracts written	—	—	265,110
Net gain/(loss) on investments	(8,366,626)	(322,622,229)	(23,822,107)
Net increase/(decrease) in net assets resulting from operations	$(7,571,798)	$(307,635,744)	$2,034,950

*	Net of foreign capital gains tax of $4,628,187 for Emerging Markets Equity.
**	Change in accrued foreign capital gains tax amounted to $4,269,000 for Emerging Markets Equity.
See Notes to Financial Statements

Focus Fund	Genesis Fund	Global Real Estate Fund	Greater China Equity Fund	International Equity Fund	International Select Fund	International Small Cap Fund
For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022
(550)	—	(275,690)	(197,859)	(503,734)	(248,312)	(317,277)
—	(586,773)	—	—	(1,730,866)	—	—
6,959,697	95,896,134	43,736	735,347	13,964,078	1,403,263	39,794
$(93,968)	$4,267,169	$43,631	$255,296	$20,520,285	$2,325,987	$21,604

33,429,405	1,211,503,919	363,502	(2,696,193)	113,721,173	10,011,932	161,445
—	(1,094,889)	—	—	—	—	—
411,605	(5,951)	(1,338)	(29,160)	(1,895,110)	(134,140)	(6,051)
—	—	—	—	—	—	—

(302,768,330)	(2,762,365,540)	(1,073,415)	(14,283,848)	(622,595,109)	(62,010,523)	(1,466,310)
—	(224,359,534)	—	—	—	—	—
(13,075)	—	(91)	(9,200)	(291,699)	(44,028)	(4,983)
—	—	—	—	—	—	—
(268,940,395)	(1,776,321,995)	(711,342)	(17,018,401)	(511,060,745)	(52,176,759)	(1,315,899)
$(269,034,363)	$(1,772,054,826)	$(667,711)	$(16,763,105)	$(490,540,460)	$(49,850,772)	$(1,294,295)

Statements of Operations   (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund(a)	Large Cap Value Fund
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$7,591,965	$17,390,646	$225,053,924
Interest and other income—unaffiliated issuers	727,077	200,732	3,142,011
Income from securities loaned—net	—	59,459	237,960
Foreign taxes withheld	—	(36,300)	(335,391)
Total income	$8,319,042	$17,614,537	$228,098,504
Expenses:
Investment management fees (Note B)	9,813,934	8,988,202	37,104,915
Administration fees (Note B):
Investor Class	—	4,185,495	4,299,777
Trust Class	—	183,093	482,796
Advisor Class	—	23,517	572,685
Institutional Class	1,719,606	307,156	9,230,751
Class A	136,467	25,160	469,636
Class C	54,692	7,949	449,932
Class R3	—	1,101	11,822
Class R6	48,801	95	123,868
Distribution fees (Note B):
Trust Class	—	45,773	120,699
Advisor Class	—	14,698	357,928
Class A	131,218	24,192	451,573
Class C	210,353	30,575	1,730,506
Class R3	—	2,117	22,735
Shareholder servicing agent fees:
Investor Class	—	641,492	651,928
Trust Class	—	561	1,338
Advisor Class	—	(19)	1,776
Institutional Class	16,523	1,036	38,373
Class A	6,394	1,313	33,104
Class C	1,246	324	6,452
Class R3	—	225	893
Class R6	605	166	4,070
Class E	—	—	1,574
Audit fees	46,435	88,734	55,845
Custodian and accounting fees	218,300	220,317	836,898
Insurance	28,404	49,904	183,817
Legal fees	55,791	58,886	61,892
Registration and filing fees	175,488	139,702	502,663
Repayment to Management of expenses previously assumed by Management (Note B)	511,522	95	—
Shareholder reports	165,912	158,227	710,453
Trustees' fees and expenses	44,624	44,793	49,798
Interest	1,257	13,137	10,104
Miscellaneous and other fees (Note A)	87,427	128,399	518,699
Total expenses	13,474,999	15,386,415	59,099,300

See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022

$10,223,941	$1,088,717	$5,036,660	$22,243,674	$1,254,039	$21,717,737	$63,141
308,123	1,120	2,741	82,723	72,564	31,356	443
36,999	—	—	—	46,298	—	—
(32,692)	(2,007)	(42,949)	(30,695)	—	(306,142)	(1,417)
$10,536,371	$1,087,830	$4,996,452	$22,295,702	$1,372,901	$21,442,951	$62,167

8,718,447	329,538	2,636,080	9,734,582	3,017,005	8,301,172	42,293

1,498,392	91,074	—	—	189,009	1,033,238	—
301,188	26,743	—	568,080	17,701	521,849	—
40,215	—	—	—	12,894	—	—
692,985	22,548	493,152	1,177,557	285,485	1,169,662	8,757
114,812	3,702	125,565	221,249	55,915	387,174	452
26,851	2,572	55,051	30,610	13,418	111,243	78
36,032	1,888	—	51,370	13,864	56,290	—
312,119	15	—	80,056	29,417	98,884	—

—	6,686	—	142,020	4,425	130,462	—
25,133	—	—	—	8,059	—	—
110,397	3,559	120,735	212,739	53,764	372,282	434
103,273	9,893	211,734	117,733	51,609	427,857	301
69,292	3,631	—	98,788	26,661	108,250	—

257,517	20,156	—	—	59,610	256,554	—
520	224	—	15,906	286	3,781	—
717	—	—	—	386	—	—
5,913	737	3,413	9,673	3,863	8,069	172
4,118	642	5,279	10,788	9,109	7,520	261
872	348	1,416	1,806	502	2,299	120
2,311	379	—	2,860	1,443	1,725	—
12,203	114	—	11,964	3,185	6,717	—
—	—	1,574	1,574	—	—	—
51,435	41,390	43,435	52,545	47,435	51,435	30,790
198,415	63,756	76,973	154,910	96,939	199,796	34,469
51,493	1,622	13,692	28,987	11,011	48,563	150
60,054	58,903	57,657	57,548	59,536	58,537	71,203
176,740	110,865	57,131	154,160	140,079	129,538	76,136
—	—	—	—	—	—	—
253,911	10,812	18,981	166,559	75,883	114,144	414
44,991	43,730	44,009	44,573	43,948	44,949	43,690
—	104	19,170	2,278	686	—	32
207,096	14,763	34,136	86,090	50,668	131,312	9,614
13,377,442	870,394	4,019,183	13,237,005	4,383,795	13,783,302	319,366

Statements of Operations   (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund(a)	Large Cap Value Fund
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022
Expenses reimbursed by Management (Note B)	—	(17)	—
Investment management fees waived (Note B)	—	—	(414,861)
Total net expenses	13,474,999	15,386,398	58,684,439
Net investment income/(loss)	$(5,155,957)	$2,228,139	$169,414,065

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	85,579,674	127,539,529	(111,665,828)
Redemption in-kind	—	—	27,164,460
Settlement of foreign currency transactions	—	57,168	7,811
Expiration or closing of option contracts written	—	246,143	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(314,785,000)	(481,553,407)	(707,815,789)
Foreign currency translations	—	—	—
Option contracts written	—	(488,229)	—
Net gain/(loss) on investments	(229,205,326)	(354,198,796)	(792,309,346)
Net increase/(decrease) in net assets resulting from operations	$(234,361,283)	$(351,970,657)	$(622,895,281)

(a)	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2022
—	(276,830)	—	(2,186,320)	(899,243)	—	(263,782)
—	—	(295,763)	(104,237)	—	—	—
13,377,442	593,564	3,723,420	10,946,448	3,484,552	13,783,302	55,584
$(2,841,071)	$494,266	$1,273,032	$11,349,254	$(2,111,651)	$7,659,649	$6,583

120,693,602	5,411,981	116,732,127	99,766,521	(15,496,511)	152,478,834	(597,752)
—	—	—	—	—	—	—
139	—	—	—	—	(170,394)	(3)
—	—	—	—	—	—	—

(644,296,602)	(7,787,076)	(182,950,963)	(252,274,950)	(63,277,164)	(393,823,828)	(1,031,673)
(849)	—	—	—	—	(137,826)	—
—	—	—	—	—	—	—
(523,603,710)	(2,375,095)	(66,218,836)	(152,508,429)	(78,773,675)	(241,653,214)	(1,629,428)
$(526,444,781)	$(1,880,829)	$(64,945,804)	$(141,159,175)	$(80,885,326)	$(233,993,565)	$(1,622,845)

Statements of Changes in Net Assets
Neuberger Berman Equity Funds
	Dividend Growth Fund		Emerging Markets Equity Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$794,828	$548,751	$14,986,485	$3,541,278
Net realized gain/(loss) on investments	241,663	4,445,612	(51,398,398)	109,334,442
Change in net unrealized appreciation/(depreciation) of investments	(8,608,289)	12,675,786	(271,223,831)	65,053,158
Net increase/(decrease) in net assets resulting from operations	(7,571,798)	17,670,149	(307,635,744)	177,928,878
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(2,499,888)	(742,840)	(9,669,709)	(3,568,091)
Class A	(42,586)	(15,411)	(212,772)	(50,983)
Class C	(34,444)	(8,635)	(30,600)	—
Class R3	—	—	(5,122)	—
Class R6	(1,484)	(486)	(3,216,808)	(1,128,741)
Class E	—	—	—	—
Total distributions to shareholders	(2,578,402)	(767,372)	(13,135,011)	(4,747,815)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	15,113,607	12,665,548	220,166,318	253,341,761
Class A	610,251	76,124	8,516,327	9,959,942
Class C	130,255	263,660	183,721	861,448
Class R3	—	—	192,374	199,614
Class R6	—	—	17,880,403	81,483,430
Class E	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	2,499,888	742,840	4,082,970	1,609,979
Class A	42,140	15,234	120,780	27,707
Class C	34,113	8,633	16,433	—
Class R3	—	—	4,489	—
Class R6	—	—	3,215,649	1,128,268
Class E	—	—	—	—

See Notes to Financial Statements

Equity Income Fund		Focus Fund		Genesis Fund		Global Real Estate Fund
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021

$25,857,057	$28,079,620	$(93,968)	$171,909	$4,267,169	$(2,007,257)	$43,631	$40,415
68,761,204	149,933,417	33,841,010	140,474,557	1,210,403,079	1,404,370,563	362,164	183,502
(92,583,311)	98,359,642	(302,781,405)	95,704,561	(2,986,725,074)	1,935,043,587	(1,073,506)	599,991
2,034,950	276,372,679	(269,034,363)	236,351,027	(1,772,054,826)	3,337,406,893	(667,711)	823,908

—	—	(136,402,309)	(38,144,099)	(210,590,154)	(71,771,065)	—	—
—	—	(8,284,726)	(2,489,625)	(130,343,708)	(48,636,547)	—	—
—	—	(329,117)	(103,205)	(14,473,125)	(5,333,753)	—	—
(94,576,655)	(23,248,583)	(4,828,673)	(939,810)	(355,585,655)	(127,257,277)	(236,062)	(37,486)
(18,543,833)	(3,156,079)	(483,064)	(162,544)	—	—	(22,530)	(3,156)
(7,577,516)	(955,145)	(111,038)	(35,901)	—	—	(17,690)	(1,598)
(58,479)	(19,034)	—	—	—	—	—	—
—	—	—	—	(577,582,834)	(193,893,991)	—	—
(514,706)	—	—	—	—	—	—	—
(121,271,189)	(27,378,841)	(150,438,927)	(41,875,184)	(1,288,575,476)	(446,892,633)	(276,282)	(42,240)

—	—	3,923,521	3,347,825	101,204,610	144,737,447	—	—
—	—	474,776	1,166,888	74,242,574	129,164,606	—	—
—	—	512,955	448,121	11,554,468	12,471,197	—	—
186,553,982	120,356,881	11,819,673	10,079,306	538,949,248	614,864,775	1,538,533	2,255,839
20,860,780	30,504,003	296,104	289,727	—	—	86,211	53,185
2,083,562	2,994,173	22,350	49,290	—	—	21,573	2,500
179,617	392,656	—	—	—	—	—	—
—	—	—	—	590,614,756	784,360,992	—	—
35,374,131	—	—	—	160,192,765	—	—	—

—	—	125,304,527	35,051,668	203,748,253	68,987,845	—	—
—	—	8,241,192	2,471,265	129,704,902	48,261,989	—	—
—	—	328,694	103,087	13,984,630	5,168,087	—	—
85,542,072	21,134,547	4,738,106	914,496	321,339,017	114,901,501	236,062	37,486
13,812,516	2,255,417	464,724	157,731	—	—	20,446	1,370
7,204,351	902,821	106,757	30,125	—	—	16,643	459
58,480	19,024	—	—	—	—	—	—
—	—	—	—	576,427,588	192,414,257	—	—
514,706	—	—	—	—	—	—	—

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Dividend Growth Fund		Emerging Markets Equity Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Payments for shares redeemed:
Investor Class	$—	$—	$—	$—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(8,397,568)	(10,245,133)	(304,832,175)	(271,782,156)
Class A	(185,739)	(626,994)	(14,967,150)	(14,297,558)
Class C	(491,119)	(1,985,342)	(1,850,840)	(1,249,710)
Class R3	—	—	(144,384)	(288,830)
Class R6	—	—	(88,786,933)	(18,202,755)
Class E	—	—	—	—
Net increase/(decrease) from Fund share transactions	9,355,828	914,570	(156,202,018)	42,791,140
Net Increase/(Decrease) in Net Assets	(794,372)	17,817,347	(476,972,773)	215,972,203
Net Assets:
Beginning of year	71,086,116	53,268,769	1,303,403,237	1,087,431,034
End of year	$70,291,744	$71,086,116	$826,430,464	$1,303,403,237
See Notes to Financial Statements

Equity Income Fund		Focus Fund		Genesis Fund		Global Real Estate Fund
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021

$—	$—	$(61,579,212)	$(50,778,542)	$(240,595,196)	$(253,447,855)	$—	$—
—	—	(7,158,880)	(8,346,044)	(229,615,864)	(386,826,991)	—	—
—	—	(1,057,879)	(706,318)	(30,439,941)	(34,533,560)	—	—
(245,596,003)	(437,488,734)	(10,523,531)	(3,310,264)	(996,777,698)	(1,028,789,559)	(1,815,587)	(683,223)
(32,215,109)	(31,078,728)	(211,653)	(1,217,099)	—	—	(32,508)	(36,196)
(17,190,006)	(38,629,239)	(252,234)	(913,415)	—	—	(7,314)	(2,650)
(215,555)	(1,673,276)	—	—	—	—	—	—
—	—	—	—	(1,109,692,772)	(903,064,717)	—	—
(1,461,011)	—	—	—	(6,243,080)	—	—	—
55,506,513	(330,310,455)	75,449,990	(11,162,153)	108,598,260	(491,329,986)	64,059	1,628,770
(63,729,726)	(81,316,617)	(344,023,300)	183,313,690	(2,952,032,042)	2,399,184,274	(879,934)	2,410,438

1,169,341,818	1,250,658,435	951,305,962	767,992,272	12,901,156,691	10,501,972,417	4,217,683	1,807,245
$1,105,612,092	$1,169,341,818	$607,282,662	$951,305,962	$9,949,124,649	$12,901,156,691	$3,337,749	$4,217,683

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Greater China Equity Fund		International Equity Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$255,296	$375,914	$20,520,285	$15,726,857
Net realized gain/(loss) on investments	(2,725,353)	6,828,230	111,826,063	155,814,490
Change in net unrealized appreciation/(depreciation) of investments	(14,293,048)	(207,330)	(622,886,808)	273,988,989
Net increase/(decrease) in net assets resulting from operations	(16,763,105)	6,996,814	(490,540,460)	445,530,336
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	(10,429,269)	(4,496,265)
Trust Class	—	—	(3,197,489)	(1,340,247)
Advisor Class	—	—	—	—
Institutional Class	(3,174,613)	(299,749)	(179,015,926)	(68,692,513)
Class A	(173,090)	(5,815)	(1,771,871)	(2,631,060)
Class C	(8,089)	—	(784,476)	(317,340)
Class R3	—	—	—	—
Class R6	—	—	(8,501,484)	(3,831,586)
Total distributions to shareholders	(3,355,792)	(305,564)	(203,700,515)	(81,309,011)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	1,822,315	3,102,270
Trust Class	—	—	2,259,414	1,036,142
Advisor Class	—	—	—	—
Institutional Class	253,136	17,025,211	214,499,849	255,795,695
Class A	8	—	5,644,865	10,684,206
Class C	—	—	673,087	1,291,950
Class R3	—	—	—	—
Class R6	—	—	7,728,572	9,851,318
Class E	—	—	40,693,499	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	10,032,044	4,336,539
Trust Class	—	—	2,876,056	1,218,086
Advisor Class	—	—	—	—
Institutional Class	2,816,308	246,922	143,209,921	54,430,100
Class A	154,277	5,364	1,066,885	412,845
Class C	6,854	—	557,232	249,091
Class R3	—	—	—	—
Class R6	—	—	8,494,315	3,828,300

See Notes to Financial Statements

International Select Fund		International Small Cap Fund		Intrinsic Value Fund		Large Cap Growth Fund(a)
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021

$2,325,987	$1,536,573	$21,604	$2,872	$(5,155,957)	$(4,950,861)	$2,228,139	$2,072,852
9,877,792	15,881,511	155,394	178,082	85,579,674	82,684,416	127,842,840	188,447,992
(62,054,551)	22,164,455	(1,471,293)	679,530	(314,785,000)	299,164,253	(482,041,636)	366,327,114
(49,850,772)	39,582,539	(1,294,295)	860,484	(234,361,283)	376,897,808	(351,970,657)	556,847,958

—	—	—	—	—	—	(178,778,865)	(107,074,493)
(617,925)	(63,437)	—	—	—	—	(5,157,067)	(3,015,692)
—	—	—	—	—	—	(803,272)	(442,228)
(16,820,411)	(2,063,050)	(153,718)	(54,106)	(68,079,133)	(10,917,361)	(21,508,014)	(11,590,742)
(472,995)	(39,418)	(22,055)	(5,639)	(3,376,608)	(438,276)	(998,244)	(660,372)
(79,782)	(6,061)	(7,399)	(4,387)	(1,392,641)	(225,758)	(318,626)	(180,384)
(158,470)	(16,174)	—	—	—	—	(44,453)	(12,381)
(32,119)	(29,867)	(16,608)	(11,360)	(6,363,138)	(1,051,407)	(21,550)	(8,182)
(18,181,702)	(2,218,007)	(199,780)	(75,492)	(79,211,520)	(12,632,802)	(207,630,091)	(122,984,474)

—	—	—	—	—	—	12,090,062	19,374,758
108,863	139,742	—	—	—	—	1,831,935	2,840,108
—	—	—	—	—	—	476,229	6,816,834
40,164,115	9,898,820	1,040,993	733,340	766,429,770	411,294,676	121,088,768	30,918,935
1,275,263	1,327,077	68,718	296,114	29,809,963	30,536,745	9,090,730	5,448,853
372,325	342,465	—	—	10,993,145	6,497,288	1,498,605	578,065
243,570	364,416	—	—	—	—	141,052	291,382
92,786	410,307	20,837	—	42,911,494	70,343,766	6,563	136,190
—	—	—	—	—	—	—	—

—	—	—	—	—	—	167,191,877	100,836,713
586,702	60,282	—	—	—	—	5,115,567	2,995,621
—	—	—	—	—	—	803,272	442,229
16,443,850	2,013,108	153,718	54,106	61,512,157	9,932,068	21,389,349	11,503,934
269,105	24,117	14,125	732	2,926,485	378,854	906,616	605,922
50,177	5,118	—	—	1,191,735	199,167	308,662	173,939
158,470	11,352	—	—	—	—	43,179	12,381
4,539	29,353	—	—	6,266,107	1,050,853	17,091	5,449

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Greater China Equity Fund		International Equity Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Payments for shares redeemed:
Investor Class	$—	$—	$(10,242,547)	$(17,541,865)
Trust Class	—	—	(4,138,726)	(4,687,933)
Advisor Class	—	—	—	—
Institutional Class	(12,996,637)	(14,385,935)	(451,450,624)	(282,988,235)
Class A	(742,060)	(1,213,651)	(55,770,603)	(13,124,846)
Class C	(116,313)	(51,969)	(1,596,172)	(2,286,150)
Class R3	—	—	—	—
Class R6	—	—	(53,711,424)	(20,138,246)
Class E	—	—	(3,240,142)	—
Net increase/(decrease) from Fund share transactions	(10,624,427)	1,625,942	(140,592,184)	5,469,267
Net Increase/(Decrease) in Net Assets	(30,743,324)	8,317,192	(834,833,159)	369,690,592
Net Assets:
Beginning of year	65,058,077	56,740,885	1,949,616,575	1,579,925,983
End of year	$34,314,753	$65,058,077	$1,114,783,416	$1,949,616,575

(a)	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

International Select Fund		International Small Cap Fund		Intrinsic Value Fund		Large Cap Growth Fund(a)
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021

$—	$—	$—	$—	$—	$—	$(105,998,207)	$(103,454,629)
(479,631)	(299,960)	—	—	—	—	(7,884,493)	(6,930,177)
—	—	—	—	—	—	(4,965,779)	(889,700)
(26,280,916)	(32,462,356)	(117,404)	(49,552)	(328,320,558)	(312,262,059)	(40,316,145)	(29,152,453)
(1,240,458)	(894,880)	(264,372)	(4,667)	(22,825,893)	(13,639,389)	(4,958,374)	(4,335,243)
(387,370)	(619,228)	—	—	(4,898,169)	(5,606,735)	(631,132)	(598,462)
(459,092)	(1,168,286)	—	—	—	—	(23,459)	(142,607)
(974,414)	(1,395,055)	(46)	—	(10,140,938)	(17,399,031)	(8,600)	(11,244)
—	—	—	—	—	—	—	—
29,947,884	(22,213,608)	916,569	1,030,073	555,855,298	181,326,203	177,213,368	37,466,798
(38,084,590)	15,150,924	(577,506)	1,815,065	242,282,495	545,591,209	(382,387,380)	471,330,282

167,665,336	152,514,412	3,830,001	2,014,936	1,133,202,643	587,611,434	2,091,994,822	1,620,664,540
$129,580,746	$167,665,336	$3,252,495	$3,830,001	$1,375,485,138	$1,133,202,643	$1,709,607,442	$2,091,994,822

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Large Cap Value Fund		Mid Cap Growth Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$169,414,065	$67,487,784	$(2,841,071)	$(8,838,993)
Net realized gain/(loss) on investments	(84,493,557)	285,988,196	120,693,741	280,048,876
Change in net unrealized appreciation/(depreciation) of investments	(707,815,789)	669,960,593	(644,297,451)	293,290,751
Net increase/(decrease) in net assets resulting from operations	(622,895,281)	1,023,436,573	(526,444,781)	564,500,634
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(79,869,457)	(20,430,235)	(94,164,177)	(58,050,416)
Trust Class	(5,348,605)	(1,078,681)	(14,613,610)	(8,892,266)
Advisor Class	(6,380,433)	(1,468,008)	(1,630,520)	(1,154,080)
Institutional Class	(259,813,461)	(8,164,733)	(64,686,823)	(34,989,272)
Class A	(7,290,938)	(370,906)	(6,369,020)	(3,702,867)
Class C	(5,993,385)	(38,911)	(1,799,949)	(1,143,834)
Class R3	(195,609)	(8,965)	(2,379,066)	(1,395,759)
Class R6	(12,246,115)	(2,120,487)	(99,981,072)	(52,695,641)
Class E	—	—	—	—
Tax return of capital:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Total distributions to shareholders	(377,138,003)	(33,680,926)	(285,624,237)	(162,024,135)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	155,089,826	181,721,255	4,297,779	8,427,112
Trust Class	40,269,978	38,659,593	7,233,713	14,641,683
Advisor Class	29,852,317	34,170,739	2,230,687	4,393,464
Institutional Class	6,285,255,626	4,014,187,453	250,262,489	110,644,195
Class A	140,351,829	150,482,658	16,434,847	12,205,286
Class C	157,027,737	87,614,778	574,211	1,107,474
Class R3	6,868,851	1,697,270	2,272,855	5,366,627
Class R6	449,415,419	59,105,641	119,621,281	200,567,729
Class E	165,979,332	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	76,831,816	19,601,816	90,001,157	55,465,169
Trust Class	5,155,956	1,023,865	14,591,224	8,891,643
Advisor Class	6,133,382	1,465,423	1,181,490	784,013
Institutional Class	228,259,242	6,385,077	63,581,241	34,670,570
Class A	4,083,769	202,660	5,450,366	3,254,839
Class C	4,504,520	22,767	1,719,385	1,091,464
Class R3	193,310	8,610	2,347,697	1,371,835
Class R6	11,737,178	2,119,897	94,926,348	50,323,184
Class E	—	—	—	—

See Notes to Financial Statements

Mid Cap Intrinsic Value Fund		Multi-Cap Opportunities Fund		Real Estate Fund		Small Cap Growth Fund
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021

$494,266	$362,555	$1,273,032	$1,455,196	$11,349,254	$11,257,811	$(2,111,651)	$(3,020,583)
5,411,981	6,938,039	116,732,127	169,829,130	99,766,521	38,018,132	(15,496,511)	89,473,676
(7,787,076)	14,320,120	(182,950,963)	10,284,968	(252,274,950)	215,074,260	(63,277,164)	1,645,503
(1,880,829)	21,620,714	(64,945,804)	181,569,294	(141,159,175)	264,350,203	(80,885,326)	88,098,596

(200,175)	(11,425)	—	—	—	—	(13,252,492)	(918,631)
(16,858)	(4,162)	—	—	(6,173,221)	(2,198,156)	(813,679)	(57,855)
—	—	—	—	—	—	(594,336)	(42,672)
(110,063)	(37,826)	(118,597,894)	(115,191,642)	(34,780,310)	(9,593,060)	(37,037,913)	(2,177,438)
(3,489)	(807)	(13,620,305)	(8,383,410)	(3,525,707)	(1,119,427)	(3,937,846)	(296,389)
—	—	(6,605,137)	(5,779,393)	(394,612)	(89,071)	(981,790)	(62,596)
(589)	(78)	—	—	(800,006)	(244,645)	(927,836)	(47,892)
(214)	(102)	—	—	(7,642,072)	(2,684,462)	(8,436,522)	(599,444)
—	—	—	—	(274,847)	—	—	—

—	—	—	—	—	—	(5,639)	—
—	—	—	—	—	—	(346)	—
—	—	—	—	—	—	(253)	—
—	—	—	—	—	—	(15,760)	—
—	—	—	—	—	—	(1,676)	—
—	—	—	—	—	—	(418)	—
—	—	—	—	—	—	(3,588)	—
—	—	—	—	—	—	(396)	—
(331,388)	(54,400)	(138,823,336)	(129,354,445)	(53,590,775)	(15,928,821)	(66,010,490)	(4,202,917)

1,057,233	2,605,124	—	—	—	—	1,106,128	3,247,751
105,959	407,063	—	—	19,158,056	25,470,008	128,516	242,499
—	—	—	—	—	—	155,473	802,448
4,138,358	1,639,298	38,380,265	45,743,956	440,742,041	349,440,252	63,195,920	111,080,915
143,472	152,672	10,077,120	10,055,868	33,900,502	28,468,974	3,604,892	9,404,702
136,984	143,747	1,980,028	2,189,068	3,475,220	3,120,369	413,978	1,715,123
126,870	347,826	—	—	5,244,577	5,317,825	1,991,946	3,596,155
—	—	—	—	61,643,170	62,761,594	54,162,673	47,160,598
—	—	90,710,866	—	23,747,158	—	—	—

189,687	10,798	—	—	—	—	12,896,511	902,822
16,569	4,096	—	—	6,117,690	2,175,437	753,833	53,533
—	—	—	—	—	—	594,589	42,672
109,688	37,825	108,211,753	108,174,760	29,398,689	8,292,727	36,984,717	2,173,942
2,902	705	12,220,548	7,411,395	3,187,621	1,026,529	3,842,732	291,535
—	—	5,871,703	5,304,954	355,385	85,494	982,208	62,596
566	69	—	—	799,846	243,941	923,466	47,374
—	—	—	—	7,591,814	2,676,754	8,431,806	599,116
—	—	—	—	274,847	—	—	—

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Large Cap Value Fund		Mid Cap Growth Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Payments for shares redeemed:
Investor Class	$(151,041,541)	$(173,343,216)	$(51,697,606)	$(76,486,949)
Trust Class	(28,187,993)	(24,141,015)	(41,467,976)	(21,181,230)
Advisor Class	(27,320,107)	(41,803,744)	(4,096,612)	(4,905,939)
Institutional Class	(2,368,157,760)	(568,756,731)	(120,963,312)	(99,159,527)
Class A	(58,887,241)	(53,784,445)	(12,138,167)	(12,250,293)
Class C	(18,246,059)	(7,254,222)	(2,898,368)	(2,773,040)
Class R3	(1,570,289)	(627,631)	(6,799,119)	(5,258,817)
Class R6	(284,132,931)	(9,619,225)	(153,434,655)	(159,835,132)
Class E	(3,214,680)	—	—	—
Net increase/(decrease) from Fund share transactions	4,826,251,487	3,719,139,273	283,230,955	131,355,360
Net Increase/(Decrease) in Net Assets	3,826,218,203	4,708,894,920	(528,838,063)	533,831,859
Net Assets:
Beginning of year	6,456,496,476	1,747,601,556	2,133,103,333	1,599,271,474
End of year	$10,282,714,679	$6,456,496,476	$1,604,265,270	$2,133,103,333
See Notes to Financial Statements

Mid Cap Intrinsic Value Fund		Multi-Cap Opportunities Fund		Real Estate Fund		Small Cap Growth Fund
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021

$(2,279,583)	$(2,644,136)	$—	$—	$—	$—	$(7,287,665)	$(9,869,961)
(700,887)	(988,992)	—	—	(25,531,170)	(20,816,568)	(594,453)	(676,038)
—	—	—	—	—	—	(760,637)	(945,169)
(5,896,435)	(4,634,426)	(269,800,971)	(316,953,452)	(312,519,229)	(145,292,786)	(107,616,596)	(80,195,379)
(458,949)	(940,752)	(12,818,961)	(11,570,881)	(29,638,792)	(24,700,337)	(6,836,895)	(12,360,984)
(221,191)	(306,563)	(9,569,876)	(13,212,368)	(2,645,235)	(3,586,968)	(1,551,997)	(931,767)
(185,894)	(436,957)	—	—	(6,334,592)	(5,669,905)	(1,355,768)	(2,224,519)
—	—	—	—	(65,946,264)	(41,889,221)	(18,870,673)	(42,304,712)
—	—	(5,148,156)	—	(1,721,374)	—	—	—
(3,714,651)	(4,602,603)	(29,885,681)	(162,856,700)	191,299,960	247,124,119	45,294,704	31,915,252
(5,926,868)	16,963,711	(233,654,821)	(110,641,851)	(3,449,990)	495,545,501	(101,601,112)	115,810,931

60,589,962	43,626,251	570,934,708	681,576,559	1,140,745,854	645,200,353	422,950,405	307,139,474
$54,663,094	$60,589,962	$337,279,887	$570,934,708	$1,137,295,864	$1,140,745,854	$321,349,293	$422,950,405

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Sustainable Equity Fund		U.S. Equity Impact Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Period from March 23, 2021 (Commencement of Operations) to
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$7,659,649	$8,337,425	$6,583	$(5,093)
Net realized gain/(loss) on investments	152,308,440	211,390,784	(597,755)	(38,197)
Change in net unrealized appreciation/(depreciation) of investments	(393,961,654)	303,276,347	(1,031,673)	777,729
Net increase/(decrease) in net assets resulting from operations	(233,993,565)	523,004,556	(1,622,845)	734,439
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(41,928,886)	(24,529,117)	—	—
Trust Class	(13,525,658)	(7,540,489)	—	—
Institutional Class	(87,816,876)	(47,256,605)	(6,797)	—
Class A	(15,339,761)	(5,982,035)	(159)	—
Class C	(4,388,872)	(2,383,226)	(20)	—
Class R3	(2,208,118)	(1,549,909)	—	—
Class R6	(21,494,518)	(15,797,953)	—	—
Total distributions to shareholders	(186,702,689)	(105,039,334)	(6,976)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	14,453,276	56,659,705	—	—
Trust Class	8,787,439	18,321,793	—	—
Institutional Class	111,826,607	194,252,822	2,085,561	5,346,069
Class A	18,821,157	53,333,094	76,009	203,363
Class C	3,015,058	5,416,990	1,000	30,000
Class R3	2,938,165	4,467,511	—	—
Class R6	50,771,999	142,685,592	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	40,342,855	23,325,011	—	—
Trust Class	13,444,722	7,492,180	—	—
Institutional Class	79,125,120	43,404,634	6,798	—
Class A	13,944,295	5,347,193	139	—
Class C	3,898,086	2,183,695	—	—
Class R3	2,199,353	1,531,321	—	—
Class R6	21,413,654	15,797,954	—	—

See Notes to Financial Statements

	Sustainable Equity Fund		U.S. Equity Impact Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Period from March 23, 2021 (Commencement of Operations) to
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Payments for shares redeemed:
Investor Class	$(48,505,455)	$(168,889,177)	$—	$—
Trust Class	(30,484,958)	(31,876,980)	—	—
Institutional Class	(287,074,737)	(215,483,275)	(655,580)	—
Class A	(23,427,364)	(25,837,252)	(137,791)	—
Class C	(7,706,464)	(10,252,728)	—	—
Class R3	(5,046,766)	(16,054,522)	—	—
Class R6	(116,238,749)	(186,725,154)	—	—
Net increase/(decrease) from Fund share transactions	(133,502,707)	(80,899,593)	1,376,136	5,579,432
Net Increase/(Decrease) in Net Assets	(554,198,961)	337,065,629	(253,685)	6,313,871
Net Assets:
Beginning of year	1,979,493,534	1,642,427,905	6,313,871	—
End of year	$1,425,294,573	$1,979,493,534	$6,060,186	$6,313,871

Notes to Financial Statements Equity Fundsß
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940
Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Growth ("Large Cap Growth") (formerly Neuberger Berman Guardian Fund), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Sustainable Equity Fund ("Sustainable Equity") and Neuberger Berman U.S. Equity Impact Fund ("U.S. Equity Impact") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Greater China
Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Global Real Estate and Multi-Cap Opportunities became diversified in December 2017 and December 2012, respectively). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty offer Institutional Class shares, nineteen offer Class A shares, nineteen offer Class C shares, ten offer Class R3 shares, fourteen offer Class R6 shares and six offer Class E shares. U.S. Equity Impact had no operations until March 23, 2021, other than matters relating to its organization and its registration of shares under the 1933 Act. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
On February 25, 2022, to facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company ("RIC"), Large Cap Growth formed NB A24 Guardian Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of Large Cap Growth and Large Cap Growth will remain its sole member.
ß
Notes to Consolidated Financial Statements for Large Cap Growth

As of August 31, 2022, the value of Large Cap Growth's investment in the Blocker was as follows:
Investment in Blocker	Percentage of Net Assets
$899,529	0.1%
2
Consolidation: The accompanying financial statements of Large Cap Growth present the consolidated accounts of Large Cap Growth and the Blocker. All intercompany accounts and transactions have been eliminated in consolidation.
3
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Funds’ investments in equity securities, preferred stocks, warrants, rights, master limited partnerships and limited partnerships, and exchange-traded options written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security
(Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Funds’ investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relevant listed bond and preferred stock prices and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Certificates of deposit are valued at amortized cost (Level 2 inputs).
Publicly traded securities acquired via a private investment in public equity (PIPE) transaction are typically valued at a discount to the market price of an issuer’s common stock. Discounts are applied due to certain trading restrictions imposed or a lack of marketability preceding the conversion to publicly traded securities. The primary inputs used in determining the discount are the length of the lock-up time period and volatility of the underlying security (Level 2 Inputs).
Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs).
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount each of the Funds might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Funds’ investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The compliance date for Rule 2a-5 was September 8, 2022 (the "Compliance Date"). Effective as of the Compliance Date, the Board approved changes to the Funds' valuation policy to comply with Rule 2a-5 and designated Management as the Funds' valuation designee (as defined in the rule). The valuation designee will be responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board.
4
Foreign currency translations: The accounting records of the Funds and the Blocker are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.
5
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amounts of such proceeds for the year ended August 31, 2022, were $126,076, $479, $23,809, $495,597, $157,160, $542,437, $2,742, $2,056,882, and $25,218, for Focus, Genesis, Intrinsic Value, Large Cap Grwoth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic, Multi-Cap Opportunities, and Small Cap Growth, respectively.
6
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a RIC by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of August 31, 2022, the Funds did not have any unrecognized tax positions.
For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at August 31, 2022 were as follows:
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$53,804,264	$19,764,020	$3,001,139	$16,762,881
Emerging Markets Equity	818,611,306	160,461,952	156,045,016	4,416,936
Equity Income	819,450,561	283,727,931	9,925,997	273,801,934
Focus	623,573,736	31,764,482	42,126,811	(10,362,329)
Genesis	5,542,904,051	4,684,926,269	271,319,991	4,413,606,278
Global Real Estate	3,769,065	41,361	444,212	(402,851)
Greater China Equity	43,481,725	678,156	10,908,869	(10,230,713)
International Equity	1,234,795,862	109,155,014	211,494,959	(102,339,945)

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Select	$141,951,056	$12,012,628	$23,585,232	$(11,572,604)
International Small Cap	3,948,365	273,583	713,132	(439,549)
Intrinsic Value	1,300,484,879	273,575,243	190,964,847	82,610,396
Large Cap Growth	1,228,119,497	557,647,401	64,727,878	492,919,523
Large Cap Value	10,405,558,594	592,402,185	467,031,863	125,370,322
Mid Cap Growth	1,398,161,713	329,991,001	124,725,848	205,265,153
Mid Cap Intrinsic Value	46,628,315	14,078,080	6,076,420	8,001,660
Multi-Cap Opportunities	184,159,974	155,388,845	2,632,116	152,756,729
Real Estate	1,119,230,556	79,907,726	60,540,307	19,367,419
Small Cap Growth	330,330,061	38,875,523	47,267,927	(8,392,404)
Sustainable Equity	893,236,733	555,736,110	24,467,833	531,268,277
U.S. Equity Impact	6,302,662	369,471	620,102	(250,631)
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended August 31, 2022, the Funds recorded permanent reclassifications primarily related to one or more of the following: deemed distributions on shareholder redemptions, prior year true up adjustments, net operating losses written off and gains (losses) & tax adjustments on securities redeemed in kind. For the year ended August 31, 2022, the Funds recorded the following permanent reclassifications:
	Paid-in Capital	Total Distributable Earnings/(Losses)
Dividend Growth	$115,519	$(115,519)
Emerging Markets Equity	—	—
Equity Income	13,409,981	(13,409,981)
Focus	3,557,924	(3,557,924)
Genesis	137,630,416	(137,630,416)
Global Real Estate	—	—
Greater China Equity	—	—
International Equity	25,647,010	(25,647,010)
International Select	1,584,986	(1,584,986)
International Small Cap	—	—
Intrinsic Value	14,179,411	(14,179,411)
Large Cap Growth	7,923,838	(7,923,838)
Large Cap Value	26,272,460	(26,272,460)
Mid Cap Growth	14,009,532	(14,009,532)
Mid Cap Intrinsic Value	—	—
Multi-Cap Opportunities	30,945,020	(30,945,020)
Real Estate	12,096,928	(12,096,928)
Small Cap Growth	(977,893)	977,893
Sustainable Equity	28,417,182	(28,417,182)
U.S. Equity Impact	(1,550)	1,550

The tax character of distributions paid during the years ended August 31, 2022, and August 31, 2021, was as follows:
	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2022	2021	2022	2021	2022	2021	2022	2021
Dividend Growth	$615,923	$767,372	$1,962,479	$—	$—	$—	$2,578,402	$767,372
Emerging Markets Equity	13,135,011	4,747,815	—	—	—	—	13,135,011	4,747,815
Equity Income	25,174,166	27,378,841	96,097,023	—	—	—	121,271,189	27,378,841
Focus	32,908,567	—	117,530,360	41,875,184	—	—	150,438,927	41,875,184
Genesis	221,104	6,270,056	1,288,354,250	440,622,577	—	—	1,288,575,354	446,892,633
Global Real Estate	81,587	42,240	194,695	—	—	—	276,282	42,240
Greater China Equity	978,841	305,564	2,376,951	—	—	—	3,355,792	305,564
International Equity	28,567,855	17,001,303	175,132,660	64,307,708	—	—	203,700,515	81,309,011
International Select	2,771,908	1,262,624	15,409,794	955,383	—	—	18,181,702	2,218,007
International Small Cap	31,731	10,984	168,049	64,508	—	—	199,780	75,492
Intrinsic Value	—	—	79,211,520	12,632,802	—	—	79,211,520	12,632,802
Large Cap Growth	82,004,314	29,507,447	125,625,777	93,477,027	—	—	207,630,091	122,984,474
Large Cap Value	177,678,598	28,452,253	199,459,405	5,228,673	—	—	377,138,003	33,680,926
Mid Cap Growth	19,485,079	2,963,183	266,139,158	159,060,952	—	—	285,624,237	162,024,135
Mid Cap Intrinsic Value	331,388	54,400	—	—	—	—	331,388	54,400
Multi-Cap Opportunities	5,051,790	1,439,115	133,771,546	127,915,330	—	—	138,823,336	129,354,445
Real Estate	23,794,771	13,773,899	29,796,004	2,154,922	—	—	53,590,775	15,928,821
Small Cap Growth	35,131,358	—	30,851,056	4,202,917	28,076	—	66,010,490	4,202,917
Sustainable Equity	20,066,393	11,979,850	166,636,296	93,059,484	—	—	186,702,689	105,039,334
U.S. Equity Impact	6,976	—(a)	—	—(a)	—	—(a)	6,976	—(a)

(a)	Period from March 23, 2021 (Commencement of Operations) to August 31, 2021.
As of August 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$662,761	$130,458	$16,761,964	$—	$—	$17,555,183
Emerging Markets Equity	2,111,590	—	4,366,782	(79,670,564)	(5,188)	(73,197,380)
Equity Income	1,159,588	53,140,416	274,034,229	—	(3)	328,334,230
Focus	—	94,311,901	(10,375,591)	(110,702,400)	3	(26,766,087)
Genesis	21,303,313	906,143,812	4,413,606,278	—	—	5,341,053,403
Global Real Estate	—	291,048	(402,930)	(38,881)	(1,265)	(152,028)
Greater China Equity	223,442	—	(10,233,631)	(5,620,703)	(11,628)	(15,642,520)
International Equity	9,775,598	42,388,440	(102,487,976)	—	—	(50,323,938)
International Select	1,040,814	5,083,649	(11,601,441)	—	(1)	(5,476,979)
International Small Cap	—	154,815	(443,844)	(10,809)	—	(299,838)
Intrinsic Value	13,156,875	35,940,670	82,610,396	—	(34,916)	131,673,025
Large Cap Growth	—	94,084,368	492,919,523	(10,368,509)	—	576,635,382
Large Cap Value	130,279,809	—	125,370,322	(133,931,413)	(1)	121,718,717
Mid Cap Growth	—	42,949,429	205,264,324	(1,200,247)	—	247,013,506

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Mid Cap Intrinsic Value	$259,049	$—	$8,001,660	$(360,066)	$(1)	$7,900,642
Multi-Cap Opportunities	929,671	65,652,585	152,756,728	—	(1)	219,338,983
Real Estate	—	76,812,651	19,367,419	(5,102,425)	1	91,077,646
Small Cap Growth	—	—	(8,392,404)	(14,172,056)	(1)	(22,564,461)
Sustainable Equity	—	95,498,466	531,224,309	(5,378,480)	—	621,344,295
U.S. Equity Impact	—	—	(250,631)	(637,707)	(5,494)	(893,832)
The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales, capital loss carryforwards, amortization of organization expenses, deemed distributions on shareholder redemptions, investments with nontaxable distributions, tax adjustments related to partnership basis adjustments and mark-to-market adjustments on forwards and passive foreign investment companies ("PFICs") and other investments.
To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2022, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
Emerging Markets Equity	—	79,670,564
Greater China Equity	306,652 *	5,314,051 *
Mid Cap Intrinsic Value	360,066	—
Small Cap Growth	—	13,016,938

*	Future utilization is limited under current tax regulations.
During the year ended August 31, 2022, Mid Cap Intrinsic Value and U.S. Equity Impact utilized capital loss carryforwards of $5,406,640 and $36,682, respectively.
Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the current tax rules, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net PFIC mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2022, the Funds elected to defer the following late-year ordinary losses and post October capital losses:
	Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
Focus	$—	$110,702,400
Global Real Estate	16,287	22,594
International Small Cap	10,809	—
Large Cap Growth	3,608	10,364,901
Large Cap Value	—	133,931,413
Mid Cap Growth	1,200,247	—
Real Estate	—	5,102,425

	Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
Small Cap Growth	$1,155,118	$—
Sustainable Equity	—	5,378,480
U.S. Equity Impact	—	637,707
The Blocker is taxed as a corporation under the U.S. Internal Revenue Code. As of August 31, 2022, Large Cap Growth had a gross deferred tax asset of $10,500 resulting from deferred interest expense, capital losses and net operating losses in the Blocker and had no deferred tax liability. As of August 31, 2022, the Blocker anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $10,500. For the year ended August 31, 2022, Large Cap Growth did not record a provision for taxes related to the Blocker.
7
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Equity accrues capital gains tax on unrealized and realized gains for certain securities. At August 31, 2022, Emerging Markets Equity had accrued capital gains taxes of $5,189,443, which is reflected in the Statements of Assets and Liabilities. For the year ended August 31, 2022, Emerging Markets Equity had realized capital gains taxes of $4,628,187, which is reflected in the Statements of Operations.
As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the Statements of Assets and Liabilities. Certain of the funds have determined that certain ECJ tax reclaims in Sweden are "more likely than not" to be sustained after examination by tax authorities. The income recognized from these ECJ tax reclaims is reflected in "Interest and other income --unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected in "Miscellaneous and other fees" in the Statements of Operations for certain of the Funds.
8
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.
Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.
For Funds that invest in real estate investment trusts ("REITs"), these Funds pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At August 31, 2022, these Funds estimated these amounts for the period January 1, 2022 to August 31, 2022 within the financial statements because the 2022 information is not available from the REITs until after each Fund’s fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended August 31, 2022, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund’s fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.
9
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
10
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
11
Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 under the 1940 Act, which the Funds were required to comply with on January 19, 2022, or any other applicable exemptive relief. Prior to the compliance date of Rule 12d1-4, a Fund was permitted to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of exemptive orders. These exemptive orders along with Rule 12d1-2 were rescinded upon the compliance date of Rule 12d1-4. Rule 12d1-4 contains elements from the SEC’s prior exemptive orders permitting fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.
12
Derivative instruments: Certain Funds' use of derivatives during the year ended August 31, 2022, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at August 31, 2022. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

The SEC adopted Rule 18f-4 under the 1940 Act which, effective August 19, 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Funds have adopted a Rule 18f-4 Policy which provides, among other things, that unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Options: Equity Income used options written to generate incremental returns. Large Cap Growth used options written to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Large Cap Growth used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions.
Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.
Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.
When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At August 31, 2022, the Fund listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Equity Income
Options written
Equity risk		$—	Option contracts written, at value	$277,663
The impact of the use of these derivative instruments on the during the year ended August 31, 2022, was as follows:
Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Equity Income
Options written
Equity risk	$2,576,688	$265,110

Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Large Cap Growth
Options purchased
Equity risk	$1,568,657	$282,651
Options written
Equity risk	246,143	(488,229)

(a)	Realized gains/(losses) on derivatives are located in the Statements of Operations each under the caption, "Net realized gain/(loss) on:"

Options purchased	Transactions in investment securities of unaffiliated issuers
Options written	Expiration or closing of option contracts written

(b)	Change in unrealized appreciation/(depreciation) is located in the Statements of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Options purchased	Investment securities of unaffiliated issuers
Options written	Option contracts written
While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.
Management has concluded that Dividend Growth, Emerging Markets Equity, Focus, Genesis, Global Real Estate, Greater China Equity, International Equity, International Select, International Small Cap, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Small Cap Growth, Sustainable Equity and U.S. Equity Impact did not hold any derivative instruments during the year ended August 31, 2022 that require additional disclosures pursuant to ASC 815.
13
Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and a Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included on the Statements of Assets and Liabilities . The total value of securities received as collateral for securities on loan is included in a footnote following the applicable Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to that Fund.

As of August 31, 2022, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:
Value of Securities Loaned
International Equity	$837,631
International Select	614,192
International Small Cap	226,327
Large Cap Growth	10,487,008
Large Cap Value	34,196,250
Small Cap Growth	3,755,949
As of August 31, 2022, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 days	Greater Than 90 Days	Total
International Equity
Securities Lending Transactions(a)
Common Stocks	$876,392	$—	$—	$—	$876,392
International Select
Securities Lending Transactions(a)
Common Stocks	$638,280	$—	$—	$—	$638,280
International Small Cap
Securities Lending Transactions(a)
Common Stocks	$240,501	$—	$—	$—	$240,501
Large Cap Growth
Securities Lending Transactions(a)
Common Stocks	$11,418,040	$—	$—	$—	$11,418,040
Large Cap Value
Securities Lending Transactions(a)
Common Stocks	$35,062,500	$—	$—	$—	$35,062,500
Small Cap Growth
Securities Lending Transactions(a)
Common Stocks	$3,953,190	$—	$—	$—	$3,953,190

(a)	Amounts represent the payable for loaned securities collateral received.
14
Offsetting Assets and Liabilities: The Funds are required to disclose both gross and net information for assets and liabilities related to over-the-counter derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Equity, Focus, International Equity, International Select, International Small Cap, Large Cap Growth, Large Cap Value and Small Cap Growth held one or more of these investments at August 31, 2022. The Funds’ securities lending assets at fair value are reported gross in the Statements of Assets and Liabilities. The following tables present securities lending assets by counterparty and net of the related collateral received by a Fund as of August 31, 2022.
Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
International Equity
Securities lending	$837,631	$—

Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
International Select
Securities lending	$614,192	$—
International Small Cap
Securities lending	$226,327	$—
Large Cap Growth
Securities lending	$10,487,008	$—
Large Cap Value
Securities lending	$34,196,250	$—
Small Cap Growth
Securities lending	$3,755,949	$—

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
International Equity
SSB	$837,631	$—	$(837,631)	$—	$—	$—	$—	—
Total	$837,631	$—	$(837,631)	$—	$—	$—	$—	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of August 31, 2022, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of August 31, 2022.

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
International Select
SSB	$614,192	$—	$(614,192)	$—	$—	$—	$—	—
Total	$614,192	$—	$(614,192)	$—	$—	$—	$—	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of August 31, 2022, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of August 31, 2022.

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
International Small Cap
SSB	$226,327	$—	$(226,327)	$—	$—	$—	$—	—
Total	$226,327	$—	$(226,327)	$—	$—	$—	$—	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of August 31, 2022, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of August 31, 2022.

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Large Cap Growth
SSB	$10,487,008	$—	$(10,487,008)	$—	$—	$—	$—	—
Total	$10,487,008	$—	$(10,487,008)	$—	$—	$—	$—	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of August 31, 2022, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of August 31, 2022.

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Large Cap Value
SSB	$34,196,250	$—	$(34,196,250)	$—	$—	$—	$—	—
Total	$34,196,250	$—	$(34,196,250)	$—	$—	$—	$—	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of August 31, 2022, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of August 31, 2022.

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Small Cap Growth
SSB	$3,755,949	$—	$(3,755,949)	$—	$—	$—	$—	—
Total	$3,755,949	$—	$(3,755,949)	$—	$—	$—	$—	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of August 31, 2022, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of August 31, 2022.

15
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
16
In-kind redemption: In accordance with guidelines described in a Fund’s prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the year ended August 31, 2022, Large Cap Value realized net gains of $27,164,460 on $94,882,781 of in-kind redemptions which is comprised of $90,055,715 in securities and $4,827,066 in cash. During the year ended August 31, 2021, Small Cap Growth realized net gains of $4,925,623 on $18,488,890 of in-kind redemptions.
17
Investments in private companies: Investments in private companies, including companies that have not yet issued securities publicly in an initial public offering, involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.
18
Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $10 billion	Thereafter
For Genesis(a):
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.60%
For Intrinsic Value and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%	0.85%
For Global Real Estate and Real Estate(a):
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(a)(b):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%	0.70%
For International Small Cap:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%	0.70%
For Equity Income(a), Focus, International Select, Large Cap Growth, Large Cap Value(a), Mid Cap Growth, Mid Cap Intrinsic Value and Sustainable Equity:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%	0.40%
For Multi-Cap Opportunities(a):
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
For Dividend Growth:
0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
For U.S. Equity Impact:
0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
(a)
NBIA has contractually agreed to waive its Class E management fee for the below Funds. This undertaking lasts until August 31, 2023 and may not be terminated during its term without the consent of the Board. Management fees contractually waived are not subject to recovery by NBIA.
Fund	Annualized Percentage of Average Daily Net Assets Waived	Effective Date(s)	Management Fees Waived for the Period from January 11, 2022 (Commencement of Operations) to August 31, 2022
Equity Income	0.50%	1/11/2022	$ 105,382
Genesis	0.66%	1/11/2022	$ 586,773
International Equity	0.78%	1/11/2022	$ 165,164
Large Cap Value	0.42%	1/11/2022	$ 414,861
Multi-Cap Opportunities	0.59%	1/11/2022	$ 295,763
Real Estate	0.80%	1/11/2022	$ 104,238

(b)
NBIA has voluntarily agreed to waive and/or reimburse its management fee for the below Fund. NBIA may, at its sole discretion, modify or terminate the voluntary waiver and/or reimbursement without notice to the Fund. Fees voluntarily waived and/or reimbursed are not subject to recovery by NBIA.
Fund	Percentage of Average Daily Net Assets Waived and/or Reimbursed	Effective Date(s)	Management Fees Waived and/or Reimbursed for the Year Ended August 31, 2022
International Equity	0.10%	10/22/19	$1,565,702

Accordingly, for the year ended August 31, 2022, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund’s average daily net assets.
Effective Rate
Dividend Growth	0.50%
Emerging Markets Equity	0.96%
Equity Income	0.50%(a)
Focus	0.52%
Genesis	0.66%(b)
Greater China Equity	1.10%
International Equity	0.79%(c)
International Select	0.55%
International Small Cap	0.85%
Intrinsic Value	0.74%
Large Cap Growth	0.48%
Large Cap Value	0.42%(d)
Mid Cap Growth	0.48%
Mid Cap Intrinsic Value	0.55%
Multi-Cap Opportunities	0.58%(e)
Real Estate	0.80%(f)
Small Cap Growth	0.83%
Sustainable Equity	0.48%

(a)	0.49% annual effective net rate of the Fund’s average daily net assets.
(b)	0.66% annual effective net rate of the Fund’s average daily net assets.
(c)	0.68% annual effective net rate of the Fund’s average daily net assets.
(d)	0.42% annual effective net rate of the Fund’s average daily net assets.
(e)	0.52% annual effective net rate of the Fund’s average daily net assets.
(f)	0.80% annual effective net rate of the Fund’s average daily net assets.
Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Investor Class, Class A, Class C and Class R3; 0.40% for Trust Class and Advisor Class; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Class E shares do not pay an administration fee. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund’s direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the Blocker are included in the total expenses used to calculate the reimbursement, which Large Cap Growth has agreed to share with the Blocker. For the period ended August 31, 2022, the expenses of the Blocker amounted to $41,999.
At August 31, 2022, contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended August 31,
			2020	2021	2022
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025
Dividend Growth Institutional Class	0.69%	8/31/25	$233,246	$241,524	$243,453
Dividend Growth Class A	1.05%	8/31/25	7,746	7,463	6,190
Dividend Growth Class C	1.80%	8/31/25	11,655	8,038	4,059
Dividend Growth Class R6	0.59%(b)	8/31/25	191	294	252
Emerging Markets Equity Institutional Class	1.25%	8/31/25	—	—	—
Emerging Markets Equity Class A	1.50%	8/31/25	34,659	22,865	20,023
Emerging Markets Equity Class C	2.25%	8/31/25	6,296	3,949	3,857
Emerging Markets Equity Class R3	1.91%	8/31/25	508	—	218
Emerging Markets Equity Class R6	1.15%(b)	8/31/25	—	—	—
Equity Income Institutional Class	0.80%	8/31/25	—	—	—
Equity Income Class A	1.16%	8/31/25	—	—	—
Equity Income Class C	1.91%	8/31/25	—	—	—
Equity Income Class R3	1.41%	8/31/25	—	—	—
Focus Trust Class	1.50%	8/31/25	—	—	—
Focus Advisor Class	1.50%	8/31/25	—	—	—
Focus Institutional Class	0.75%	8/31/25	—	—	—
Focus Class A	1.11%	8/31/25	272	—	323
Focus Class C	1.86%	8/31/25	96	162	227
Genesis Trust Class	1.50%	8/31/25	—	—	—
Genesis Advisor Class	1.50%	8/31/25	—	—	—
Genesis Institutional Class	0.85%	8/31/25	—	—	—
Genesis Class R6	0.75%	8/31/25	—	—	—
Global Real Estate Institutional Class	1.00%	8/31/25	205,632	239,478	233,706
Global Real Estate Class A	1.36%	8/31/25	26,471	24,623	23,330
Global Real Estate Class C	2.11%	8/31/25	22,306	22,202	18,654
Greater China Equity Institutional Class	1.50%	8/31/25	144,843	165,224	183,057
Greater China Equity Class A	1.86%	8/31/25	21,307	16,015	14,274
Greater China Equity Class C	2.61%	8/31/25	603	768	528
International Equity Investor Class	1.40%	8/31/25	—	—	—
International Equity Trust Class	2.00%	8/31/25	—	—	—
International Equity Institutional Class	0.85%	8/31/25	342,202	394,617	478,075
International Equity Class A	1.21%	8/31/25	11,946	18,701	7,261

			Expenses Reimbursed in Year Ended August 31,
			2020	2021	2022
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025
International Equity Class C	1.96%	8/31/25	$2,115	$2,857	$3,047
International Equity Class R6	0.75%(b)	8/31/25	15,901	22,906	15,351
International Select Trust Class	1.15%	8/31/25	12,734	14,610	12,174
International Select Institutional Class	0.80%	8/31/25	176,566	225,741	224,500
International Select Class A	1.16%	8/31/25	4,320	6,545	6,598
International Select Class C	1.91%	8/31/25	2,173	1,554	1,453
International Select Class R3	1.41%	8/31/25	3,284	3,504	2,725
International Select Class R6	0.70%(b)	8/31/25	24,937	2,510	862
International Small Cap Institutional Class	1.05%	8/31/25	259,992	239,386	246,079
International Small Cap Class A	1.41%	8/31/25	6,925	27,225	30,271
International Small Cap Class C	2.16%	8/31/25	5,773	18,529	13,167
International Small Cap Class R6	0.95%(b)	8/31/25	11,384	37,827	27,759
Intrinsic Value Institutional Class	1.00%	8/31/25	—	—	—
Intrinsic Value Class A	1.36%	8/31/25	9,288	923	—
Intrinsic Value Class C	2.11%	8/31/25	6,344	—	—
Intrinsic Value Class R6	0.90%	8/31/25	—	—	—
Large Cap Growth Trust Class	1.50%	8/31/25	—	—	—
Large Cap Growth Advisor Class	1.50%	8/31/25	—	—	—
Large Cap Growth Institutional Class	0.75%	8/31/25	—	—	—
Large Cap Growth Class A	1.11%	8/31/25	—	—	—
Large Cap Growth Class C	1.86%	8/31/25	—	—	—
Large Cap Growth Class R3	1.36%	8/31/25	—	34	—
Large Cap Growth Class R6	0.65%	8/31/25	—	37	17
Large Cap Value Trust Class	1.50%	8/31/25	—	—	—
Large Cap Value Advisor Class	1.50%	8/31/25	—	—	—
Large Cap Value Institutional Class	0.70%	8/31/25	—	—	—
Large Cap Value Class A	1.11%	8/31/25	—	—	—
Large Cap Value Class C	1.86%	8/31/25	—	—	—
Large Cap Value Class R3	1.36%	8/31/25	—	—	—
Large Cap Value Class R6	0.60%	8/31/25	—	—	—
Mid Cap Growth Trust Class	1.50%	8/31/25	—	—	—
Mid Cap Growth Advisor Class	1.50%	8/31/25	—	—	—
Mid Cap Growth Institutional Class	0.75%	8/31/25	—	—	—
Mid Cap Growth Class A	1.11%	8/31/25	—	—	—
Mid Cap Growth Class C	1.86%	8/31/25	—	—	—
Mid Cap Growth Class R3	1.36%	8/31/25	—	—	—
Mid Cap Growth Class R6	0.65%(b)	8/31/25	—	—	—
Mid Cap Intrinsic Value Investor Class	1.50%(c)	8/31/25	—	—	—
Mid Cap Intrinsic Value Trust Class	1.25%(c)	8/31/25	1,060	16,735	25,266
Mid Cap Intrinsic Value Institutional Class	0.85%	8/31/25	21,517	41,436	64,185
Mid Cap Intrinsic Value Class A	1.21%	8/31/25	2,553	5,029	6,666

			Expenses Reimbursed in Year Ended August 31,
			2020	2021	2022
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025
Mid Cap Intrinsic Value Class C	1.96%	8/31/25	$1,036	$3,113	$4,567
Mid Cap Intrinsic Value Class R3	1.46%	8/31/25	551	2,485	3,454
Mid Cap Intrinsic Value Class R6	0.75%	8/31/25	—	211	243
Multi-Cap Opportunities Institutional Class	1.00%	8/31/25	—	—	—
Multi-Cap Opportunities Class A	1.36%	8/31/25	—	—	—
Multi-Cap Opportunities Class C	2.11%	8/31/25	—	—	—
Real Estate Trust Class	1.50%(c)	8/31/25	—	—	—
Real Estate Institutional Class	0.85%	8/31/25	466,267	844,090	1,255,775
Real Estate Class A	1.21%	8/31/25	119,449	119,798	145,137
Real Estate Class C	1.96%	8/31/25	21,506	17,083	20,400
Real Estate Class R3	1.46%	8/31/25	35,992	30,796	33,788
Real Estate Class R6	0.75%(b)	8/31/25	180,533	225,255	264,583
Small Cap Growth Investor Class	1.30%(c)	8/31/25	68,298	—	13,701
Small Cap Growth Trust Class	1.40%(c)	8/31/25	5,823	3,373	3,686
Small Cap Growth Advisor Class	1.60%(c)	8/31/25	2,721	964	1,172
Small Cap Growth Institutional Class	0.90%	8/31/25	299,687	399,798	427,001
Small Cap Growth Class A	1.26%	8/31/25	94,216	63,269	57,562
Small Cap Growth Class C	2.01%	8/31/25	12,391	11,925	12,074
Small Cap Growth Class R3	1.51%	8/31/25	8,531	11,036	13,738
Small Cap Growth Class R6	0.80%(b)	8/31/25	70,197	105,409	146,406
Sustainable Equity Trust Class	1.50%	8/31/25	—	—	—
Sustainable Equity Institutional Class	0.75%	8/31/25	—	—	—
Sustainable Equity Class A	1.11%	8/31/25	—	—	—
Sustainable Equity Class C	1.86%	8/31/25	—	—	—
Sustainable Equity Class R3	1.36%	8/31/25	—	—	—
Sustainable Equity Class R6	0.65%(b)	8/31/25	—	—	—
U.S. Equity Impact Institutional Class	0.90%	8/31/25	—	197,957	254,523
U.S. Equity Impact Class A	1.26%	8/31/25	—	6,127	7,830
U.S. Equity Impact Class C	2.01%	8/31/25	—	2,706	1,429

(a)	Expense limitation per annum of the respective class’s average daily net assets.
(b)	Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Dividend Growth Class R6	0.62%	12/6/18
Emerging Markets Equity Class R6	1.18%	12/6/18
International Equity Class R6	0.78%	12/6/18
International Select Class R6	0.73%	12/6/18
International Small Cap Class R6	0.98%	12/6/18
Mid Cap Growth Class R6	0.68%	12/6/18
Real Estate Class R6	0.78%	12/6/18

Class	Expense limitation	Prior to
Small Cap Growth Class R6	0.83%	12/6/18
Sustainable Equity Class R6	0.68%	12/6/18

(c)
In addition to the contractual undertaking described above, NBIA has voluntarily undertaken to waive fees and/or reimburse certain expenses so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below. Voluntary reimbursements are not subject to recovery by NBIA and are terminable by NBIA upon notice to the Fund.

Class	Voluntary Expense Limitation	Effective Date(s)	Fees Voluntarily Waived for Year Ended August 31, 2022
Mid Cap Intrinsic Value Investor Class	0.96%	1/19/21	$169,805
Mid Cap Intrinsic Value Trust Class	1.20%	1/19/21	3,343
Real Estate Trust Class	1.04%	12/16/11	466,637
Small Cap Growth Investor Class	1.01%	1/19/21	210,818
Small Cap Growth Investor Class	1.18%	11/15/18 – 1/18/21	—
Small Cap Growth Trust Class	1.25%	1/19/21	6,638
Small Cap Growth Trust Class	1.29%	9/7/18 – 1/18/21	—
Small Cap Growth Advisor Class	1.40%	1/27/21	6,447
Small Cap Growth Advisor Class	1.35%	1/19/21 – 1/26/21	—
Small Cap Growth Advisor Class	1.44%	9/7/18 – 1/18/21	—
Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During year ended August 31, 2022, the following classes repaid NBIA under their respective contractual expense limitation agreements as follows:
Class	Expenses Repaid to NBIA
Intrinsic Value Institutional Class	$484,465
Intrinsic Value Class A	18,523
Intrinsic Value Class C	8,533
Large Cap Growth Class R3	95
NBIA retains Green Court Capital Management Limited ("Green Court") as the subadviser to Greater China Equity. Green Court is responsible for making and implementing investment decisions and for the day-to-day management of the Fund.
Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.
However, the Distributor receives fees from the Trust Class of each of Focus, International Select, Large Cap Growth, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Sustainable Equity, and from the Advisor Class, Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the

Distributor’s activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class’s, 0.25% of such Advisor Class’s, 0.25% of such Class A’s, 1.00% of such Class C’s and 0.50% of such Class R3’s average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules.
Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.
For the year ended August 31, 2022, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:
	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$665	$—	$—	$—
Dividend Growth Class C	—	296	—	—
Emerging Markets Equity Class A	182	—	—	—
Emerging Markets Equity Class C	—	427	—	—
Equity Income Class A	15,906	—	—	—
Equity Income Class C	—	1,771	—	—
Focus Class A	407	—	—	—
Focus Class C	—	22	—	—
Global Real Estate Class A	—	—	—	—
Global Real Estate Class C	—	—	—	—
Greater China Equity Class A	—	—	—	—
Greater China Equity Class C	—	—	—	—
International Equity Class A	1,631	—	—	—
International Equity Class C	—	794	—	—
International Select Class A	1,399	—	—	—
International Select Class C	—	142	—	—
International Small Cap Class A	—	—	—	—
International Small Cap Class C	—	—	—	—
Intrinsic Value Class A	38,253	—	—	—
Intrinsic Value Class C	—	3,554	—	—
Large Cap Growth Class A	826	—	—	—
Large Cap Growth Class C	—	1,044	—	—
Large Cap Value Class A	170,991	—	—	—
Large Cap Value Class C	—	58,635	—	—
Mid Cap Growth Class A	2,339	—	—	—
Mid Cap Growth Class C	—	304	—	—
Mid Cap Intrinsic Value Class A	252	—	—	—
Mid Cap Intrinsic Value Class C	—	109	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Multi-Cap Opportunities Class A	$7,923	$—	$—	$—
Multi-Cap Opportunities Class C	—	2,088	—	—
Real Estate Class A	25,555	—	—	—
Real Estate Class C	—	3,276	—	—
Small Cap Growth Class A	5,027	—	—	—
Small Cap Growth Class C	—	891	—	—
Sustainable Equity Class A	11,932	—	—	—
Sustainable Equity Class C	—	1,685	—	—
U.S. Equity Impact Class A	595	—	—	—
U.S. Equity Impact Class C	—	—	—	—
Note C — Securities Transactions:
During the year ended August 31, 2022, there were purchase and sale transactions of long-term securities (excluding written option contracts) as follows:

	Purchases	Sales
Dividend Growth	$21,563,048	$14,331,070
Emerging Markets Equity	413,152,988	609,343,232
Equity Income	496,964,114	557,918,643
Focus	1,343,049,067	1,427,325,628
Genesis	1,326,183,059	2,495,150,601
Global Real Estate	3,078,235	3,189,350
Greater China Equity	24,762,929	36,869,784
International Equity	763,651,744	1,078,893,528
International Select	96,338,939	84,693,341
International Small Cap	1,338,787	721,435
	Purchases	Sales
Intrinsic Value	$613,513,678	$140,522,327
Large Cap Growth	596,941,408	653,099,293
Large Cap Value	11,224,467,616	6,765,956,933
Mid Cap Growth	1,048,519,227	1,030,904,559
Mid Cap Intrinsic Value	12,544,183	13,605,733
Multi-Cap Opportunities	71,910,068	240,555,726
Real Estate	599,760,162	445,034,529
Small Cap Growth	422,376,492	442,468,939
Sustainable Equity	229,053,864	502,922,547
U.S. Equity Impact	3,063,059	1,706,949
During the year ended August 31, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended August 31, 2022, and August 31, 2021, was as follows:
	For the Year Ended August 31, 2022				For the Year Ended August 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Dividend Growth
Institutional Class	805,940	128,727	(446,437)	488,230	701,714	46,399	(612,456)	135,657
Class A	34,089	2,160	(9,861)	26,388	4,529	949	(37,543)	(32,065)
Class C	6,934	1,761	(26,169)	(17,474)	15,755	539	(117,804)	(101,510)
Class R6	—	—	—	—	—	—	—	—

	For the Year Ended August 31, 2022				For the Year Ended August 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Emerging Markets Equity
Institutional Class	10,833,695	186,693	(15,352,526)	(4,332,138)	10,786,746	71,081	(11,523,548)	(665,721)
Class A	413,448	5,497	(714,168)	(295,223)	428,664	1,218	(619,405)	(189,523)
Class C	8,641	753	(92,303)	(82,909)	36,627	—	(53,824)	(17,197)
Class R3	9,401	205	(7,261)	2,345	8,594	—	(11,968)	(3,374)
Class R6	881,479	147,102	(4,871,011)	(3,842,430)	3,573,474	49,835	(770,740)	2,852,569
Equity Income
Institutional Class	13,117,031	6,010,189	(17,149,692)	1,977,528	8,807,196	1,593,759	(30,626,069)	(20,225,114)
Class A	1,456,252	973,893	(2,228,647)	201,498	2,242,167	170,226	(2,291,839)	120,554
Class C	146,428	510,071	(1,208,745)	(552,246)	211,038	69,016	(2,899,275)	(2,619,221)
Class R3	12,464	4,122	(15,336)	1,250	29,454	1,478	(120,381)	(89,449)
Class E(a)	2,437,259	37,011	(102,503)	2,371,767	—	—	—	—
Focus
Investor Class	141,831	4,341,806	(2,304,465)	2,179,172	108,704	1,224,726	(1,635,972)	(302,542)
Trust Class	16,833	286,650	(270,812)	32,671	38,119	86,438	(271,787)	(147,230)
Advisor Class	18,463	11,469	(42,930)	(12,998)	13,997	3,607	(22,236)	(4,632)
Institutional Class	426,146	163,665	(435,797)	154,014	327,126	31,909	(103,706)	255,329
Class A	10,900	16,187	(8,344)	18,743	8,983	5,521	(38,615)	(24,111)
Class C	885	3,840	(11,208)	(6,483)	1,720	1,075	(32,090)	(29,295)
Genesis
Investor Class	1,505,767	2,832,197	(3,536,739)	801,225	2,031,072	1,017,520	(3,507,339)	(458,747)
Trust Class	1,083,052	1,806,223	(3,302,533)	(413,258)	1,789,790	712,249	(5,412,514)	(2,910,475)
Advisor Class	169,276	196,967	(440,560)	(74,317)	174,572	76,849	(489,389)	(237,968)
Institutional Class	7,867,441	4,464,902	(14,894,587)	(2,562,244)	8,536,526	1,696,464	(14,339,384)	(4,106,394)
Class R6	8,500,815	8,010,389	(15,735,959)	775,245	10,774,140	2,844,261	(12,532,462)	1,085,939
Class E(a)	2,262,355	—	(97,284)	2,165,071	—	—	—	—
Global Real Estate
Institutional Class	121,719	18,251	(147,512)	(7,542)	188,306	3,101	(52,666)	138,741
Class A	6,661	1,575	(2,932)	5,304	4,268	116	(3,125)	1,259
Class C	1,600	1,281	(546)	2,335	198	39	(247)	(10)
Greater China Equity
Institutional Class	20,894	251,681	(1,272,696)	(1,000,121)	1,273,004	20,577	(1,112,044)	181,537
Class A	1	13,738	(71,013)	(57,274)	—	446	(97,121)	(96,675)
Class C	—	612	(11,153)	(10,541)	—	—	(4,501)	(4,501)
International Equity
Investor Class	131,670	680,139	(734,892)	76,917	204,397	300,522	(1,121,553)	(616,634)
Trust Class	152,594	194,855	(277,480)	69,969	67,822	84,355	(310,856)	(158,679)
Institutional Class	14,310,451	9,709,147	(34,608,043)	(10,588,445)	16,835,379	3,772,010	(18,264,219)	2,343,170

	For the Year Ended August 31, 2022				For the Year Ended August 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class A	377,107	71,989	(3,307,593)	(2,858,497)	710,522	28,610	(867,800)	(128,668)
Class C	44,073	38,010	(119,196)	(37,113)	85,153	17,334	(151,448)	(48,961)
Class R6	532,406	575,886	(3,623,658)	(2,515,366)	647,867	265,301	(1,325,623)	(412,455)
Class E(a)	2,763,369	—	(258,259)	2,505,110	—	—	—	—
International Select
Trust Class	8,346	38,372	(31,752)	14,966	8,872	4,073	(19,586)	(6,641)
Institutional Class	2,605,964	1,079,701	(1,981,889)	1,703,776	645,941	136,482	(2,116,945)	(1,334,522)
Class A	86,100	17,774	(92,814)	11,060	85,087	1,643	(57,838)	28,892
Class C	27,664	3,395	(30,099)	960	22,402	355	(41,804)	(19,047)
Class R3	17,847	10,564	(30,076)	(1,665)	24,296	779	(79,767)	(54,692)
Class R6	6,004	298	(57,590)	(51,288)	24,751	1,989	(92,497)	(65,757)
International Small Cap
Institutional Class	68,641	9,419	(7,170)	70,890	46,472	3,706	(3,375)	46,803
Class A	4,130	869	(16,884)	(11,885)	17,117	50	(287)	16,880
Class C	—	—	—	—	—	—	—	—
Class R6	1,504	—	(4)	1,500	—	—	—	—
Intrinsic Value
Institutional Class	35,520,671	2,772,067	(15,673,212)	22,619,526	18,981,360	544,222	(15,425,942)	4,099,640
Class A	1,391,592	133,629	(1,068,648)	456,573	1,404,670	20,943	(663,137)	762,476
Class C	521,567	55,924	(244,652)	332,839	298,905	11,208	(279,084)	31,029
Class R6	2,037,103	281,243	(501,055)	1,817,291	4,159,611	57,424	(736,243)	3,480,792
Large Cap Growth
Investor Class	478,890	6,435,407	(4,203,139)	2,711,158	766,585	4,409,197	(4,179,916)	995,866
Trust Class	72,658	197,360	(328,713)	(58,695)	112,262	131,099	(282,507)	(39,146)
Advisor Class	17,077	31,316	(218,369)	(169,976)	283,200	19,507	(35,173)	267,534
Institutional Class	5,041,592	822,984	(1,631,599)	4,232,977	1,253,615	503,014	(1,186,128)	570,501
Class A	394,406	35,045	(201,134)	228,317	227,442	26,552	(173,566)	80,428
Class C	65,934	12,263	(27,694)	50,503	22,983	7,755	(22,971)	7,767
Class R3	5,753	1,684	(913)	6,524	12,304	546	(6,030)	6,820
Class R6	252	658	(341)	569	5,880	238	(473)	5,645
Large Cap Value
Investor Class	3,499,541	1,786,787	(3,417,442)	1,868,886	4,233,504	552,320	(4,261,448)	524,376
Trust Class	897,823	119,711	(643,172)	374,362	912,096	28,800	(590,982)	349,914
Advisor Class	671,863	142,240	(616,332)	197,771	795,455	41,187	(1,039,633)	(202,991)
Institutional Class	141,689,574	5,317,010	(54,055,870)	92,950,714	93,605,662	180,115	(13,340,594)	80,445,183
Class A	3,152,996	94,839	(1,346,562)	1,901,273	3,533,705	5,697	(1,267,702)	2,271,700
Class C	3,526,404	104,465	(423,298)	3,207,571	2,002,950	636	(208,832)	1,794,754
Class R3	153,502	4,495	(35,080)	122,917	39,712	242	(15,848)	24,106
Class R6	10,252,874	273,148	(6,381,523)	4,144,499	1,410,552	59,783	(229,829)	1,240,506

	For the Year Ended August 31, 2022				For the Year Ended August 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class E(a)	3,644,315	—	(74,707)	3,569,608	—	—	—	—
Mid Cap Growth
Investor Class	248,917	4,883,405	(3,009,933)	2,122,389	411,936	2,861,980	(3,640,572)	(366,656)
Trust Class	416,509	792,571	(2,352,514)	(1,143,434)	719,919	458,559	(1,022,593)	155,885
Advisor Class	130,145	64,281	(218,108)	(23,682)	217,171	40,383	(237,204)	20,350
Institutional Class	14,765,986	3,448,007	(7,260,393)	10,953,600	5,274,574	1,790,010	(4,820,898)	2,243,686
Class A	980,430	296,216	(716,015)	560,631	590,560	167,798	(592,332)	166,026
Class C	31,366	93,904	(173,392)	(48,122)	54,023	56,072	(135,011)	(24,916)
Class R3	129,461	127,801	(386,496)	(129,234)	260,579	70,636	(258,125)	73,090
Class R6	7,202,165	5,145,059	(8,685,483)	3,661,741	9,724,103	2,600,459	(7,768,052)	4,556,510
Mid Cap Intrinsic Value
Investor Class	42,042	7,553	(90,541)	(40,946)	113,399	566	(125,594)	(11,629)
Trust Class	4,195	660	(28,554)	(23,699)	17,482	215	(45,363)	(27,666)
Institutional Class	163,381	4,375	(229,142)	(61,386)	73,138	1,987	(243,369)	(168,244)
Class A	5,945	116	(18,288)	(12,227)	7,358	36	(52,882)	(45,488)
Class C	5,527	—	(8,978)	(3,451)	6,342	—	(15,633)	(9,291)
Class R3	5,016	23	(7,395)	(2,356)	15,154	4	(18,537)	(3,379)
Class R6	—	—	—	—	—	—	—	—
Multi-Cap Opportunities
Institutional Class	2,633,719	7,796,236	(19,054,830)	(8,624,875)	2,794,722	7,333,881	(19,467,812)	(9,339,209)
Class A	717,796	878,544	(933,315)	663,025	616,854	501,109	(695,807)	422,156
Class C	141,304	433,016	(693,984)	(119,664)	134,731	362,856	(802,113)	(304,526)
Class E(a)	6,495,425	—	(408,254)	6,087,171	—	—	—	—
Real Estate
Trust Class	1,108,515	342,651	(1,488,381)	(37,215)	1,619,852	151,415	(1,385,808)	385,459
Institutional Class	25,430,959	1,646,668	(18,444,653)	8,632,974	23,182,866	568,839	(9,753,444)	13,998,261
Class A	1,954,621	178,182	(1,737,707)	395,096	1,864,479	71,530	(1,667,781)	268,228
Class C	196,886	19,575	(154,358)	62,103	197,165	6,009	(243,168)	(39,994)
Class R3	301,399	44,544	(375,312)	(29,369)	352,253	17,048	(384,783)	(15,482)
Class R6	3,557,858	424,900	(3,764,472)	218,286	4,139,019	184,437	(2,837,956)	1,485,500
Class E(a)	1,310,599	16,993	(104,098)	1,223,494	—	—	—	—
Small Cap Growth
Investor Class	25,102	284,317	(163,942)	145,477	59,354	17,073	(183,868)	(107,441)
Trust Class	2,846	16,641	(12,390)	7,097	4,272	1,011	(12,446)	(7,163)
Advisor Class	3,519	13,140	(16,894)	(235)	15,039	805	(17,583)	(1,739)
Institutional Class	1,435,230	814,641	(2,551,084)	(301,213)	2,039,306	41,131	(1,457,165)	623,272
Class A	86,710	84,829	(157,235)	14,304	172,476	5,506	(230,474)	(52,492)
Class C	9,737	21,788	(34,805)	(3,280)	30,996	1,178	(17,187)	14,987
Class R3	46,754	20,417	(29,200)	37,971	64,163	894	(41,133)	23,924

	For the Year Ended August 31, 2022				For the Year Ended August 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class R6	1,358,406	185,600	(435,952)	1,108,054	884,027	11,341	(790,972)	104,396
Sustainable Equity
Investor Class	333,524	884,906	(1,091,277)	127,153	1,322,883	570,294	(4,004,115)	(2,110,938)
Trust Class	199,074	294,195	(686,137)	(192,868)	409,142	182,781	(726,298)	(134,375)
Institutional Class	2,491,456	1,740,927	(6,559,506)	(2,327,123)	4,371,109	1,064,100	(4,941,667)	493,542
Class A	424,255	305,595	(525,596)	204,254	1,193,313	130,579	(587,044)	736,848
Class C	68,689	86,605	(175,674)	(20,380)	121,227	53,746	(233,004)	(58,031)
Class R3	66,046	48,115	(113,937)	224	101,121	37,349	(369,979)	(231,509)
Class R6	1,203,827	471,355	(2,490,110)	(814,928)	3,282,238	387,490	(4,287,956)	(618,228)
U.S. Equity Impact
Institutional Class	203,347	635	(68,103)	135,879	533,807	—	—	533,807(b)
Class A	6,982	13	(14,157)	(7,162)	19,601	—	—	19,601(b)
Class C	102	—	—	102	3,000	—	—	3,000(b)

(a)	Period from January 11, 2022 (Commencement of Operations) to August 31, 2022.
(b)	Period from March 23, 2021 (Commencement of Operations) to August 31, 2021.
Note E—Line of Credit:
At August 31, 2022, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the daily simple SOFR rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at August 31, 2022. During the year ended August 31, 2022, no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):
	Value at August 31, 2021	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons	Shares Held at August 31, 2022	Value at August 31, 2022
Genesis
American Software, Inc.	$46,037,163	$6,293,409	$—	$(17,459,174)	$—	$904,910	2,059,740	$34,871,398
Atrion Corp.	94,079,139	8,231,120	9,874,807	(13,923,278)	1,442,955	1,079,996	132,387	79,955,129
Chase Corp.	67,627,479	1,121,096	5,404,766	(14,442,401)	(865,316)	585,245	544,874	48,036,092
Model N, Inc.	73,192,599	6,107,813	6,406,497	(9,503,154)	(238,791)	—*	2,112,106	63,151,970
NetScout Systems, Inc.	105,917,620	4,381,470	10,190,280	16,245,634	73,653	—*	3,668,182	116,428,097
Simulations Plus, Inc.	41,597,257	10,725,528	5,081,742	16,486,460	740,315	264,779	1,073,569	64,467,818
Transcat, Inc.	32,826,874	115,643	—	3,083,301	—	—*	486,244	36,025,818
UFP Technologies, Inc.	—	30,901,111	—	8,743,874	—	—*	426,336	39,644,985
Vertex, Inc.	50,504,812	3,379,671	3,453,949	(14,582,929)	(2,247,705)	—*	2,456,133	33,599,900
Sub-total for affiliates held as of 8/31/22(b)	$511,782,943	$71,256,861	$40,412,041	$(25,351,667)	$(1,094,889)	$2,834,930		$516,181,207
AMERISAFE, Inc.	$58,693,173	$181,359	$5,296,753	$(8,686,312)	$(919,590)	$5,225,212	919,529	$43,971,877
CMC Materials, Inc.	130,162,684	66,833,021	267,645,574	(33,142,945)	103,792,814	1,499,926	—	—
Kadant, Inc.	114,568,692	8,886,729	9,630,803	(21,403,825)	4,149,151	564,067	538,204	96,569,944
Lindsay Corp.	95,597,176	315,844	8,341,168	(6,331,308)	2,654,837	726,052	523,169	83,895,381
Rogers Corp.	212,232,850	307,111	270,428,525	(129,443,477)	187,332,041	—*	—	—
Sub-total for securities no longer affiliated as of 8/31/22(c)	$611,254,575	$76,524,064	$561,342,823	$(199,007,867)	$297,009,253	$8,015,257		224,437,202
Total	$1,123,037,518	$147,780,925	$601,754,864	$(224,359,534)	$295,914,364	$10,850,187		$740,618,409

(a)	Affiliated persons, as defined in the 1940 Act.
(b)	At August 31, 2022, these securities amounted to 5.19% of net assets of Genesis.
(c)	At August 31, 2022, the issuers of these securities were no longer affiliated with Genesis.
*	Non-income producing security.
Other: At August 31, 2022, affiliated persons owned outstanding shares of the following Funds:
Affiliated Person(s) Percentage Ownership of Outstanding Shares
Dividend Growth	0.06%

Affiliated Person(s) Percentage Ownership of Outstanding Shares
Emerging Markets Equity	3.47%
Equity Income	0.00%
Focus	0.00%
Genesis	0.16%
Greater China Equity	0.10%
International Equity	0.00%
International Select	0.02%
Intrinsic Value	0.00%
Large Cap Growth	0.00%
Large Cap Value	0.72%
Mid Cap Growth	0.00%
Mid Cap Intrinsic Value	0.10%
Small Cap Growth	0.01%
U.S. Equity Impact	72.97%
Note G—Stock Splits:
In 2021, the Board approved stock splits and reverse stock splits (collectively, the "Stock Split") of the issued and outstanding shares of certain classes of Greater China Equity, Mid Cap Growth and Small Cap Growth (collectively, the "Stock Split Funds"). The Stock Split occurred after the close of business on July 23, 2021. The Stock Split was carried out in accordance with a stock split ratio calculated to result in net asset values per share that better aligned the share class prices of each of the Stock Split Funds.
After the close of business on July 23, 2021, the following classes of the Stock Split Funds underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (Old to New)
Greater China Equity Class A	1: 0.9942
Greater China Equity Class C	1: 0.9311

Fund Class	Stock Split Ratio (Old to New)
Mid Cap Growth Trust Class	1: 0.9974
Mid Cap Growth Advisor Class	1: 0.9869
Mid Cap Growth Institutional Class	1: 1.0078
Mid Cap Growth Class A	1: 0.9924
Mid Cap Growth Class C	1: 0.9617
Mid Cap Growth Class R3	1: 0.9814
Mid Cap Growth Class R6	1: 1.0118

Fund Class	Stock Split Ratio (Old to New)
Small Cap Growth Trust Class	1: 0.9950
Small Cap Growth Advisor Class	1: 0.9893
Small Cap Growth Institutional Class	1: 1.0105
Small Cap Growth Class A	1: 0.9967
Small Cap Growth Class C	1: 0.9687
Small Cap Growth Class R3	1: 0.9872
Small Cap Growth Class R6	1: 1.0135
Note H—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note I—Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Funds and in turn, may impact the financial performance of the Funds.
Russia's Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
Note J—Subsequent Events:
As previously announced, effective September 30, 2022, Neuberger Berman Guardian Fund changed its name to Neuberger Berman Large Cap Growth Fund, changed its benchmark to the Russell 1000® Growth Index, and adopted a non-fundamental investment policy to normally invest at least 80% of its net assets in equity securities of large-capitalization companies.

Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Dividend Growth Fund
Institutional Class
8/31/2022	$19.68	$0.21	$(2.09)	$(1.88)	$(0.17)	$(0.53)	$—	$(0.70)
8/31/2021	$14.76	$0.17	$4.97	$5.14	$(0.22)	$—	$—	$(0.22)
8/31/2020	$12.81	$0.21	$1.94	$2.15	$(0.20)	$—	$—	$(0.20)
8/31/2019	$13.93	$0.21	$(0.64)	$(0.43)	$(0.13)	$(0.56)	$—	$(0.69)
8/31/2018	$12.93	$0.21	$1.12	$1.33	$(0.15)	$(0.18)	$—	$(0.33)

Class A
8/31/2022	$19.68	$0.15	$(2.10)	$(1.95)	$(0.07)	$(0.53)	$—	$(0.60)
8/31/2021	$14.76	$0.10	$4.99	$5.09	$(0.17)	$—	$—	$(0.17)
8/31/2020	$12.81	$0.16	$1.93	$2.09	$(0.14)	$—	$—	$(0.14)
8/31/2019	$13.93	$0.16	$(0.62)	$(0.46)	$(0.10)	$(0.56)	$—	$(0.66)
8/31/2018	$12.94	$0.15	$1.13	$1.28	$(0.11)	$(0.18)	$—	$(0.29)

Class C
8/31/2022	$19.52	$(0.00)	$(2.07)	$(2.07)	$—	$(0.53)	$—	$(0.53)
8/31/2021	$14.65	$(0.03)	$4.95	$4.92	$(0.05)	$—	$—	$(0.05)
8/31/2020	$12.70	$0.06	$1.92	$1.98	$(0.03)	$—	$—	$(0.03)
8/31/2019	$13.85	$0.07	$(0.63)	$(0.56)	$(0.03)	$(0.56)	$—	$(0.59)
8/31/2018	$12.87	$0.05	$1.12	$1.17	$(0.01)	$(0.18)	$—	$(0.19)

Class R6
8/31/2022	$19.70	$0.23	$(2.08)	$(1.85)	$(0.19)	$(0.53)	$—	$(0.72)
8/31/2021	$14.77	$0.18	$4.99	$5.17	$(0.24)	$—	$—	$(0.24)
8/31/2020	$12.82	$0.21	$1.95	$2.16	$(0.21)	$—	$—	$(0.21)
8/31/2019	$13.93	$0.22	$(0.63)	$(0.41)	$(0.14)	$(0.56)	$—	$(0.70)
8/31/2018	$12.93	$0.21	$1.13	$1.34	$(0.16)	$(0.18)	$—	$(0.34)

Emerging Markets Equity Fund
Institutional Class
8/31/2022	$23.55	$0.28	$(5.93)	$(5.65)	$(0.24)	$—	$—	$(0.24)
8/31/2021	$20.37	$0.06	$3.20	$3.26	$(0.08)	$—	$—	$(0.08)
8/31/2020	$18.76	$0.28	$1.70	$1.98	$(0.37)	$—	$—	$(0.37)
8/31/2019	$19.25	$0.23	$(0.54)	$(0.31)	$(0.18)	$—	$—	$(0.18)
8/31/2018	$19.87	$0.20	$(0.68)	$(0.48)	$(0.14)	$—	$—	$(0.14)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$17.10	(9.99)%	$67.8	1.04%	0.69%	1.13%	21%
$—	$19.68	35.18%	$68.3	1.12%	0.70%	0.96%	32%
$—	$14.76	16.91%	$49.3	1.17%	0.69%	1.57%	39%
$—	$12.81	(2.45)%	$51.3	1.20%	0.69%	1.63%	45%
$—	$13.93	10.44%	$53.4	1.23%	0.69%	1.54%	43%

$—	$17.13	(10.28)%	$1.6	1.48%	1.05%	0.79%	21%
$—	$19.68	34.73%	$1.4	1.59%	1.06%	0.60%	32%
$—	$14.76	16.41%	$1.5	1.62%	1.05%	1.19%	39%
$—	$12.81	(2.75)%	$1.4	1.65%	1.05%	1.28%	45%
$—	$13.93	9.98%	$1.8	1.67%	1.05%	1.14%	43%

$—	$16.92	(10.96)%	$0.9	2.16%	1.80%	(0.02)%	21%
$—	$19.52	33.69%	$1.3	2.25%	1.81%	(0.16)%	32%
$—	$14.65	15.63%	$2.5	2.28%	1.80%	0.44%	39%
$—	$12.70	(3.55)%	$2.7	2.32%	1.80%	0.51%	45%
$—	$13.85	9.17%	$3.3	2.34%	1.80%	0.40%	43%

$—	$17.13	(9.82)%	$0.0	1.25%	0.59%	1.22%	21%
$—	$19.70	35.34%	$0.0	1.42%	0.60%	1.06%	32%
$—	$14.77	16.98%	$0.0	1.18%	0.59%	1.61%	39%
$—	$12.82	(2.33)%	$0.0	1.17%	0.60%	1.70%	45%
$—	$13.93	10.51%	$0.0	1.19%	0.62%	1.58%	43%

$—	$17.66	(24.20)%	$652.5	1.23%	1.23%	1.37%	39%
$—	$23.55	16.04%	$972.1	1.23%	1.23%[e]	0.25%	47%
$—	$20.37	10.59%	$854.6	1.25%	1.25%[e]	1.45%	41%
$—	$18.76	(1.56)%	$1,077.0	1.25%	1.25%[e]	1.22%	37%
$—	$19.25	(2.49)%	$1,149.4	1.28%	1.25%	0.98%	23%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Emerging Markets Equity Fund (cont’d)
Class A
8/31/2022	$23.60	$0.22	$(5.95)	$(5.73)	$(0.17)	$—	$—	$(0.17)
8/31/2021	$20.43	$(0.01)	$3.21	$3.20	$(0.03)	$—	$—	$(0.03)
8/31/2020	$18.82	$0.24	$1.69	$1.93	$(0.32)	$—	$—	$(0.32)
8/31/2019[f]	$19.26	$0.17	$(0.52)	$(0.35)	$(0.09)	$—	$—	$(0.09)
8/31/2018[f]	$19.90	$0.10	$(0.64)	$(0.54)	$(0.10)	$—	$—	$(0.10)

Class C
8/31/2022	$23.43	$0.07	$(5.90)	$(5.83)	$(0.11)	$—	$—	$(0.11)
8/31/2021	$20.40	$(0.18)	$3.21	$3.03	$—	$—	$—	$—
8/31/2020	$18.77	$0.10	$1.68	$1.78	$(0.15)	$—	$—	$(0.15)
8/31/2019[f]	$19.25	$0.03	$(0.51)	$(0.48)	$—	$—	$—	$—
8/31/2018[f]	$20.00	$(0.02)	$(0.68)	$(0.70)	$(0.05)	$—	$—	$(0.05)

Class R3
8/31/2022	$23.56	$0.14	$(5.94)	$(5.80)	$(0.14)	$—	$—	$(0.14)
8/31/2021	$20.45	$(0.11)	$3.22	$3.11	$—	$—	$—	$—
8/31/2020	$18.83	$0.16	$1.69	$1.85	$(0.23)	$—	$—	$(0.23)
8/31/2019[f]	$19.26	$0.09	$(0.51)	$(0.42)	$(0.01)	$—	$—	$(0.01)
8/31/2018[f]	$19.95	$0.03	$(0.65)	$(0.62)	$(0.07)	$—	$—	$(0.07)

Class R6
8/31/2022	$23.56	$0.30	$(5.93)	$(5.63)	$(0.27)	$—	$—	$(0.27)
8/31/2021	$20.38	$0.10	$3.19	$3.29	$(0.11)	$—	$—	$(0.11)
8/31/2020	$18.77	$0.30	$1.71	$2.01	$(0.40)	$—	$—	$(0.40)
8/31/2019[f]	$19.25	$0.27	$(0.56)	$(0.29)	$(0.19)	$—	$—	$(0.19)
8/31/2018[f]	$19.87	$0.19	$(0.67)	$(0.48)	$(0.14)	$—	$—	$(0.14)

Equity Income Fund
Institutional Class
8/31/2022	$15.01	$0.34	$(0.27)	$0.07	$(0.33)	$(1.25)	$—	$(1.58)
8/31/2021	$12.42	$0.31	$2.58	$2.89	$(0.30)	$—	$—	$(0.30)
8/31/2020	$12.98	$0.29	$(0.11)	$0.18	$(0.32)	$(0.42)	$—	$(0.74)
8/31/2019	$13.53	$0.33	$0.00	$0.33	$(0.32)	$(0.56)	$—	$(0.88)
8/31/2018	$13.09	$0.33	$1.01	$1.34	$(0.40)	$(0.50)	$—	$(0.90)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$17.70	(24.42)%	$18.9	1.59%	1.50%	1.08%	39%
$—	$23.60	15.68%	$32.2	1.57%	1.50%	(0.03)%	47%
$—	$20.43	10.28%	$31.7	1.60%	1.50%	1.27%	41%
$—	$18.82	(1.77)%	$44.6	1.62%	1.50%	0.91%	37%
$—	$19.26	(2.78)%	$47.6	1.65%	1.50%	0.49%	23%

$—	$17.49	(24.97)%	$3.5	2.33%	2.25%	0.32%	39%
$—	$23.43	14.85%	$6.6	2.31%	2.25%	(0.78)%	47%
$—	$20.40	9.47%	$6.1	2.33%	2.25%	0.53%	41%
$—	$18.77	(2.50)%	$9.1	2.35%	2.25%	0.18%	37%
$—	$19.25	(3.51)%	$10.9	2.37%	2.25%	(0.08)%	23%

$—	$17.62	(24.73)%	$0.7	1.94%	1.91%	0.70%	39%
$—	$23.56	15.21%	$0.8	1.91%	1.91%[e]	(0.47)%	47%
$—	$20.45	9.85%	$0.8	1.97%	1.91%	0.81%	41%
$—	$18.83	(2.19)%	$1.0	1.94%	1.91%	0.50%	37%
$—	$19.26	(3.16)%	$1.4	1.91%	1.91%	0.14%	23%

$—	$17.66	(24.13)%	$150.9	1.11%	1.11%	1.47%	39%
$—	$23.56	16.17%	$291.7	1.10%	1.10%[e]	0.43%	47%
$—	$20.38	10.72%	$194.2	1.15%	1.15%[e]	1.58%	41%
$—	$18.77	(1.45)%	$219.1	1.16%	1.16%[e]	1.42%	37%
$—	$19.25	(2.46)%	$166.9	1.19%	1.18%	0.91%	23%

$—	$13.50	0.12%	$834.8	0.71%	0.71%	2.35%	44%
$—	$15.01	23.62%	$898.6	0.70%	0.70%	2.28%	35%
$—	$12.42	1.53%	$994.9	0.69%	0.69%	2.35%	56%
$—	$12.98	3.06%	$1,147.4	0.70%	0.70%	2.58%	37%
$—	$13.53	10.58%	$1,172.8	0.69%	0.69%	2.52%	41%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Equity Income Fund (cont’d)
Class A
8/31/2022	$14.95	$0.28	$(0.26)	$0.02	$(0.28)	$(1.25)	$—	$(1.53)
8/31/2021	$12.37	$0.27	$2.56	$2.83	$(0.25)	$—	$—	$(0.25)
8/31/2020	$12.93	$0.24	$(0.10)	$0.14	$(0.28)	$(0.42)	$—	$(0.70)
8/31/2019	$13.48	$0.28	$0.01	$0.29	$(0.28)	$(0.56)	$—	$(0.84)
8/31/2018	$13.04	$0.29	$1.00	$1.29	$(0.35)	$(0.50)	$—	$(0.85)

Class C
8/31/2022	$14.85	$0.17	$(0.25)	$(0.08)	$(0.17)	$(1.25)	$—	$(1.42)
8/31/2021	$12.28	$0.16	$2.55	$2.71	$(0.14)	$—	$—	$(0.14)
8/31/2020	$12.83	$0.15	$(0.10)	$0.05	$(0.18)	$(0.42)	$—	$(0.60)
8/31/2019	$13.38	$0.18	$0.01	$0.19	$(0.18)	$(0.56)	$—	$(0.74)
8/31/2018	$12.95	$0.18	$1.00	$1.18	$(0.25)	$(0.50)	$—	$(0.75)

Class R3
8/31/2022	$14.94	$0.24	$(0.26)	$(0.02)	$(0.23)	$(1.25)	$—	$(1.48)
8/31/2021	$12.34	$0.22	$2.57	$2.79	$(0.19)	$—	$—	$(0.19)
8/31/2020	$12.90	$0.21	$(0.11)	$0.10	$(0.24)	$(0.42)	$—	$(0.66)
8/31/2019	$13.45	$0.24	$0.01	$0.25	$(0.24)	$(0.56)	$—	$(0.80)
8/31/2018	$13.01	$0.25	$1.01	$1.26	$(0.32)	$(0.50)	$—	$(0.82)

Class E
Period from 1/11/2022[g] to 8/31/2022	$14.55	$0.29	$(1.11)	$(0.82)	$(0.22)	$—	$—	$(0.22)

Focus Fund
Investor Class
8/31/2022	$35.97	$(0.00)	$(9.12)	$(9.12)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.76	$0.01	$8.80	$8.81	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.74	$0.03	$6.22	$6.25	$(0.17)	$(3.06)	$—	$(3.23)
8/31/2019	$28.69	$0.13	$(1.06)	$(0.93)	$(0.10)	$(1.92)	$—	$(2.02)
8/31/2018	$27.50	$0.12	$3.28	$3.40	$(0.08)	$(2.13)	$—	$(2.21)

Trust Class
8/31/2022	$35.88	$(0.06)	$(9.08)	$(9.14)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.75	$(0.05)	$8.78	$8.73	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.71	$(0.01)	$6.20	$6.19	$(0.09)	$(3.06)	$—	$(3.15)
8/31/2019	$28.66	$0.08	$(1.05)	$(0.97)	$(0.06)	$(1.92)	$—	$(1.98)
8/31/2018[k]	$29.18	$0.07	$3.35	$3.42	$(0.06)	$(3.88)	$—	$(3.94)

Advisor Class
8/31/2022	$35.80	$(0.10)	$(9.05)	$(9.15)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.75	$(0.12)	$8.77	$8.65	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.69	$(0.05)	$6.19	$6.14	$(0.02)	$(3.06)	$—	$(3.08)
8/31/2019	$28.62	$0.04	$(1.05)	$(1.01)	$—	$(1.92)	$—	$(1.92)
8/31/2018[k]	$37.33	$0.03	$3.63	$3.66	$—	$(12.37)	$—	$(12.37)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$13.44	(0.26)%	$170.7	1.07%	1.07%	1.98%	44%
$—	$14.95	23.19%	$186.8	1.06%	1.06%	1.93%	35%
$—	$12.37	1.14%	$153.1	1.06%	1.06%	1.99%	56%
$—	$12.93	2.68%	$142.7	1.06%	1.06%	2.17%	37%
$—	$13.48	10.21%	$186.5	1.05%	1.05%	2.16%	41%

$—	$13.35	(0.98)%	$67.5	1.82%	1.82%	1.22%	44%
$—	$14.85	22.26%	$83.3	1.81%	1.81%	1.15%	35%
$—	$12.28	0.38%	$101.1	1.81%	1.81%	1.24%	56%
$—	$12.83	1.91%	$178.5	1.81%	1.81%	1.45%	37%
$—	$13.38	9.36%	$246.7	1.80%	1.80%	1.40%	41%

$—	$13.44	(0.51)%	$0.5	1.38%	1.38%	1.66%	44%
$—	$14.94	22.82%	$0.6	1.34%	1.34%	1.61%	35%
$—	$12.34	0.82%	$1.6	1.33%	1.33%	1.71%	56%
$—	$12.90	2.40%	$1.9	1.34%	1.34%	1.91%	37%
$—	$13.45	9.93%	$2.2	1.33%	1.33%	1.87%	41%

$—	$13.51	(5.66)%	$32.0	0.57%[h]	0.06%[h]	3.16%[h]	44%[i],j

$—	$21.08	(29.67)%	$553.0	0.89%	0.89%	(0.00)%	176%
$—	$35.97	32.06%	$865.3	0.88%	0.88%	0.03%	123%
$—	$28.76	26.17%	$700.6	0.92%	0.92%	0.14%	130%
$—	$25.74	(2.35)%	$617.6	0.92%	0.92%	0.50%	20%
$—	$28.69	13.05%	$690.7	0.91%	0.91%	0.43%	59%

$—	$20.97	(29.82)%	$31.9	1.10%	1.10%	(0.21)%	176%
$—	$35.88	31.78%	$53.4	1.09%	1.09%	(0.18)%	123%
$—	$28.75	25.90%	$47.0	1.10%	1.10%	(0.04)%	130%
$—	$25.71	(2.52)%	$46.4	1.10%	1.10%	0.32%	20%
$—	$28.66	12.88%	$57.7	1.10%	1.10%	0.25%	59%

$—	$20.88	(29.93)%	$1.0	1.25%	1.25%	(0.35)%	176%
$—	$35.80	31.49%	$2.1	1.29%	1.29%	(0.38)%	123%
$—	$28.75	25.70%	$1.9	1.27%	1.27%	(0.22)%	130%
$—	$25.69	(2.68)%	$1.6	1.27%	1.27%	0.14%	20%
$—	$28.62	12.62%	$2.3	1.26%	1.26%	0.09%	59%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Focus Fund (cont’d)
Institutional Class
8/31/2022	$36.05	$0.05	$(9.16)	$(9.11)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.78	$0.06	$8.81	$8.87	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.79	$0.07	$6.22	$6.29	$(0.24)	$(3.06)	$—	$(3.30)
8/31/2019	$28.72	$0.17	$(1.05)	$(0.88)	$(0.13)	$(1.92)	$—	$(2.05)
8/31/2018[k]	$27.53	$0.16	$3.27	$3.43	$(0.12)	$(2.12)	$—	$(2.24)

Class A
8/31/2022	$35.84	$(0.06)	$(9.07)	$(9.13)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.73	$(0.06)	$8.77	$8.71	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.69	$(0.02)	$6.20	$6.18	$(0.08)	$(3.06)	$—	$(3.14)
8/31/2019	$28.65	$0.08	$(1.05)	$(0.97)	$(0.07)	$(1.92)	$—	$(1.99)
8/31/2018[k]	$29.24	$0.07	$3.34	$3.41	$(0.06)	$(3.94)	$—	$(4.00)

Class C
8/31/2022	$34.97	$(0.27)	$(8.76)	$(9.03)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.27	$(0.30)	$8.60	$8.30	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.42	$(0.20)	$6.11	$5.91	$—	$(3.06)	$—	$(3.06)
8/31/2019	$28.50	$(0.11)	$(1.05)	$(1.16)	$—	$(1.92)	$—	$(1.92)
8/31/2018[k]	$38.78	$(0.16)	$3.68	$3.52	$—	$(13.80)	$—	$(13.80)

Genesis Fund
Investor Class
8/31/2022	$80.18	$(0.08)	$(10.47)	$(10.55)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.74	$(0.11)	$20.25	$20.14	$—	$(2.70)	$—	$(2.70)
8/31/2020	$58.54	$0.02	$7.59	$7.61	$(0.03)	$(3.38)	$—	$(3.41)
8/31/2019	$65.27	$0.05	$(0.91)	$(0.86)	$(0.03)	$(5.84)	$—	$(5.87)
8/31/2018[l]	$58.73	$0.07	$14.47	$14.54	$(0.11)	$(7.89)	$—	$(8.00)

Trust Class
8/31/2022	$80.07	$(0.14)	$(10.45)	$(10.59)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.71	$(0.18)	$20.24	$20.06	$—	$(2.70)	$—	$(2.70)
8/31/2020	$58.54	$(0.03)	$7.59	$7.56	$(0.01)	$(3.38)	$—	$(3.39)
8/31/2019	$65.30	$(0.00)	$(0.91)	$(0.91)	$(0.01)	$(5.84)	$—	$(5.85)
8/31/2018[l]	$58.73	$0.02	$14.49	$14.51	$(0.05)	$(7.89)	$—	$(7.94)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$21.17	(29.57)%	$19.0	0.75%	0.75%	0.18%	176%
$—	$36.05	32.25%	$26.8	0.74%	0.74%[e]	0.17%	123%
$—	$28.78	26.32%	$14.1	0.75%	0.75%	0.26%	130%
$—	$25.79	(2.15)%	$8.9	0.76%	0.75%	0.67%	20%
$—	$28.72	13.20%	$8.6	0.75%	0.75%[e]	0.60%	59%

$—	$20.94	(29.83)%	$2.1	1.13%	1.11%	(0.21)%	176%
$—	$35.84	31.73%	$2.9	1.11%	1.11%[e]	(0.19)%	123%
$—	$28.73	25.90%	$3.0	1.12%	1.11%	(0.06)%	130%
$—	$25.69	(2.51)%	$2.7	1.12%	1.11%	0.32%	20%
$—	$28.65	12.80%	$3.4	1.12%	1.11%	0.23%	59%

$—	$20.17	(30.35)%	$0.3	1.91%	1.86%	(1.01)%	176%
$—	$34.97	30.76%	$0.7	1.89%	1.86%	(1.00)%	123%
$—	$28.27	24.96%	$1.4	1.87%	1.86%	(0.81)%	130%
$—	$25.42	(3.25)%	$1.2	1.88%	1.86%	(0.43)%	20%
$—	$28.50	11.92%	$1.7	1.87%	1.86%	(0.52)%	59%

$—	$61.48	(14.63)%	$1,664.6	0.99%	0.99%	(0.11)%	12%
$—	$80.18	32.89%	$2,106.8	0.99%	0.99%	(0.15)%	12%
$—	$62.74	13.48%	$1,677.3	1.01%	1.01%	0.03%	11%
$—	$58.54	0.53%	$1,649.3	1.01%	1.01%	0.08%	14%
$—	$65.27	26.73%	$1,919.1	1.02%	1.02%	0.11%	13%

$—	$61.33	(14.71)%	$1,008.4	1.09%	1.09%	(0.21)%	12%
$—	$80.07	32.77%	$1,349.7	1.09%	1.09%	(0.25)%	12%
$—	$62.71	13.38%	$1,239.6	1.09%	1.09%	(0.06)%	11%
$—	$58.54	0.43%	$1,409.3	1.10%	1.10%	(0.01)%	14%
$—	$65.30	26.64%	$1,561.6	1.10%	1.10%	0.03%	13%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Genesis Fund (cont’d)
Advisor Class
8/31/2022	$79.33	$(0.31)	$(10.34)	$(10.65)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.31	$(0.36)	$20.08	$19.72	$—	$(2.70)	$—	$(2.70)
8/31/2020	$58.32	$(0.18)	$7.55	$7.37	$—	$(3.38)	$—	$(3.38)
8/31/2019	$65.23	$(0.15)	$(0.92)	$(1.07)	$—	$(5.84)	$—	$(5.84)
8/31/2018[l]	$58.77	$(0.14)	$14.49	$14.35	$—	$(7.89)	$—	$(7.89)

Institutional Class
8/31/2022	$80.18	$0.03	$(10.48)	$(10.45)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.66	$0.00	$20.24	$20.24	$(0.02)	$(2.70)	$—	$(2.72)
8/31/2020	$58.48	$0.11	$7.58	$7.69	$(0.13)	$(3.38)	$—	$(3.51)
8/31/2019	$65.24	$0.14	$(0.92)	$(0.78)	$(0.14)	$(5.84)	$—	$(5.98)
8/31/2018	$58.71	$0.17	$14.47	$14.64	$(0.22)	$(7.89)	$—	$(8.11)

Class R6
8/31/2022	$80.14	$0.10	$(10.48)	$(10.38)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.62	$0.07	$20.23	$20.30	$(0.08)	$(2.70)	$—	$(2.78)
8/31/2020	$58.45	$0.16	$7.58	$7.74	$(0.19)	$(3.38)	$—	$(3.57)
8/31/2019	$65.23	$0.19	$(0.93)	$(0.74)	$(0.20)	$(5.84)	$—	$(6.04)
8/31/2018[l]	$58.70	$0.23	$14.46	$14.69	$(0.27)	$(7.89)	$—	$(8.16)

Class E
Period from 1/11/2022[g] to 8/31/2022	$71.07	$0.35	$(9.53)	$(9.18)	$—	$—	$—	$—

Global Real Estate Fund
Institutional Class
8/31/2022	$13.84	$0.15	$(2.05)	$(1.90)	$(0.21)	$(0.77)	$—	$(0.98)
8/31/2021	$10.97	$0.17	$2.88	$3.05	$(0.18)	$—	$—	$(0.18)
8/31/2020	$11.94	$0.17	$(0.58)	$(0.41)	$(0.32)	$(0.21)	$(0.03)	$(0.56)
8/31/2019	$10.85	$0.16	$1.31	$1.47	$(0.26)	$(0.12)	$—	$(0.38)
8/31/2018	$10.64	$0.17	$0.35	$0.52	$(0.21)	$(0.10)	$—	$(0.31)

Class A
8/31/2022	$13.81	$0.11	$(2.06)	$(1.95)	$(0.17)	$(0.77)	$—	$(0.94)
8/31/2021	$10.95	$0.16	$2.85	$3.01	$(0.15)	$—	$—	$(0.15)
8/31/2020	$11.93	$0.12	$(0.58)	$(0.46)	$(0.28)	$(0.21)	$(0.03)	$(0.52)
8/31/2019	$10.84	$0.12	$1.31	$1.43	$(0.22)	$(0.12)	$—	$(0.34)
8/31/2018	$10.64	$0.13	$0.34	$0.47	$(0.17)	$(0.10)	$—	$(0.27)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$60.53	(14.93)%	$108.6	1.34%	1.34%	(0.46)%	12%
$—	$79.33	32.43%	$148.2	1.34%	1.34%	(0.50)%	12%
$—	$62.31	13.10%	$131.3	1.35%	1.35%	(0.31)%	11%
$—	$58.32	0.18%	$157.0	1.35%	1.35%	(0.26)%	14%
$—	$65.23	26.31%	$198.1	1.35%	1.35%	(0.23)%	13%

$—	$61.58	(14.50)%	$2,569.7	0.84%	0.84%	0.04%	12%
$—	$80.18	33.11%	$3,551.7	0.84%	0.84%	0.00%	12%
$—	$62.66	13.65%	$3,032.9	0.84%	0.84%	0.19%	11%
$—	$58.48	0.69%	$2,809.8	0.85%	0.85%	0.25%	14%
$—	$65.24	26.96%	$3,253.8	0.85%	0.85%	0.28%	13%

$—	$61.61	(14.41)%	$4,463.8	0.74%	0.74%	0.14%	12%
$—	$80.14	33.23%	$5,744.7	0.74%	0.74%	0.09%	12%
$—	$62.62	13.74%	$4,420.9	0.75%	0.75%	0.28%	11%
$—	$58.45	0.80%	$4,221.1	0.75%	0.75%	0.34%	14%
$—	$65.23	27.07%	$4,372.3	0.78%	0.75%	0.38%	13%

$—	$61.89	(12.92)%	$134.0	0.70%[h]	0.03%[h]	0.86%[h]	12%[i],j

$—	$10.96	(14.76)%	$2.8	7.95%	1.00%	1.21%	78%
$—	$13.84	28.06%	$3.6	10.46%	1.01%	1.41%	51%
$—	$10.97	(3.48)%	$1.4	8.80%	1.01%	1.47%	49%
$—	$11.94	14.01%	$3.4	9.11%	1.01%	1.46%	38%
$—	$10.85	4.98%	$2.3	11.12%	1.01%	1.62%	48%

$—	$10.92	(15.09)%	$0.3	8.58%	1.36%	0.86%	78%
$—	$13.81	27.70%	$0.3	11.06%	1.36%	1.32%	51%
$—	$10.95	(3.93)%	$0.2	9.28%	1.37%	1.10%	49%
$—	$11.93	13.65%	$0.4	9.72%	1.37%	1.07%	38%
$—	$10.84	4.47%	$0.3	11.57%	1.37%	1.23%	48%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Global Real Estate Fund (cont’d)
Class C
8/31/2022	$13.73	$0.01	$(2.04)	$(2.03)	$(0.10)	$(0.77)	$—	$(0.87)
8/31/2021	$10.91	$0.06	$2.84	$2.90	$(0.08)	$—	$—	$(0.08)
8/31/2020	$11.89	$0.04	$(0.58)	$(0.54)	$(0.20)	$(0.21)	$(0.03)	$(0.44)
8/31/2019	$10.81	$0.04	$1.30	$1.34	$(0.14)	$(0.12)	$—	$(0.26)
8/31/2018	$10.62	$0.06	$0.34	$0.40	$(0.11)	$(0.10)	$—	$(0.21)

Greater China Equity Fund
Institutional Class
8/31/2022	$12.97	$0.06	$(3.62)	$(3.56)	$(0.09)	$(0.63)	$—	$(0.72)
8/31/2021	$11.49	$0.09	$1.46	$1.55	$(0.07)	$—	$—	$(0.07)
8/31/2020	$9.28	$0.06	$2.24	$2.30	$(0.09)	$—	$—	$(0.09)
8/31/2019	$14.80	$0.09	$(0.96)	$(0.87)	$—	$(4.65)	$—	$(4.65)
8/31/2018	$15.85	$0.00	$0.77	$0.77	$(0.18)	$(1.64)	$—	$(1.82)

Class A
8/31/2022	$12.95	$0.02	$(3.62)	$(3.60)	$(0.03)	$(0.63)	$—	$(0.66)
8/31/2021[n]	$11.48	$0.02	$1.47	$1.49	$(0.02)	$—	$—	$(0.02)
8/31/2020[n]	$9.26	$(0.00)	$2.27	$2.27	$(0.05)	$—	$—	$(0.05)
8/31/2019[n]	$14.86	$0.06	$(0.98)	$(0.92)	$—	$(4.68)	$—	$(4.68)
8/31/2018[n]	$15.95	$(0.08)	$0.81	$0.73	$(0.17)	$(1.65)	$—	$(1.82)

Class C
8/31/2022	$12.93	$(0.11)	$(3.56)	$(3.67)	$—	$(0.63)	$—	$(0.63)
8/31/2021[n]	$11.52	$(0.07)	$1.48	$1.41	$—	$—	$—	$—
8/31/2020[n]	$9.32	$(0.05)	$2.25	$2.20	$—	$—	$—	$—
8/31/2019[n]	$15.37	$(0.02)	$(1.04)	$(1.06)	$—	$(4.99)	$—	$(4.99)
8/31/2018[n]	$16.57	$(0.17)	$0.81	$0.64	$(0.08)	$(1.76)	$—	$(1.84)

International Equity Fund
Investor Class
8/31/2022	$17.18	$0.15	$(4.43)	$(4.28)	$(0.14)	$(1.63)	$—	$(1.77)
8/31/2021	$14.04	$0.11	$3.72	$3.83	$(0.09)	$(0.60)	$—	$(0.69)
8/31/2020	$12.47	$0.06	$1.84	$1.90	$(0.12)	$(0.22)	$—	$(0.34)
8/31/2019	$13.16	$0.11	$(0.68)	$(0.57)	$(0.09)	$(0.03)	$—	$(0.12)
8/31/2018[k]	$12.58	$0.10	$0.51	$0.61	$(0.03)	$—	$—	$(0.03)

Trust Class
8/31/2022	$17.18	$0.14	$(4.43)	$(4.29)	$(0.13)	$(1.63)	$—	$(1.76)
8/31/2021	$14.04	$0.09	$3.73	$3.82	$(0.08)	$(0.60)	$—	$(0.68)
8/31/2020	$12.46	$0.05	$1.85	$1.90	$(0.11)	$(0.22)	$—	$(0.33)
8/31/2019	$13.16	$0.10	$(0.69)	$(0.59)	$(0.08)	$(0.03)	$—	$(0.11)
8/31/2018[k]	$12.57	$0.09	$0.52	$0.61	$(0.02)	$—	$—	$(0.02)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$10.83	(15.75)%	$0.2	9.21%	2.11%	0.09%	78%
$—	$13.73	26.73%	$0.3	11.69%	2.11%	0.54%	51%
$—	$10.91	(4.65)%	$0.2	9.88%	2.12%	0.35%	49%
$—	$11.89	12.75%	$0.3	10.43%	2.12%	0.32%	38%
$—	$10.81	3.81%	$0.3	12.21%	2.12%	0.53%	48%

$—	$8.69	(28.71)%	$32.4	1.91%	1.51%	0.55%	53%
$—	$12.97	13.54%	$61.3	1.80%	1.51%	0.66%	81%
$—	$11.49	24.93%	$52.3	1.81%	1.51%	0.64%	82%
$—	$9.28	(1.03)%	$45.2	1.84%	1.52%[m]	0.85%	46%
$—	$14.80	4.37%	$79.0	1.58%	1.51%	0.03%	60%

$—	$8.69	(28.95)%	$1.9	2.41%	1.87%	0.22%	53%
$—	$12.95	13.01%	$3.6	2.26%	1.87%	0.14%	81%
$—	$11.48	24.51%	$4.3	2.29%	1.87%	(0.04)%	82%
$—	$9.26	(1.40)%	$6.1	2.32%	1.88%[m]	0.54%	46%
$—	$14.86	4.02%	$10.2	2.01%	1.87%	(0.47)%	60%

$—	$8.63	(29.51)%	$0.0	3.22%	2.61%	(1.02)%	53%
$—	$12.93	12.20%	$0.2	3.06%	2.62%	(0.55)%	81%
$—	$11.52	23.62%	$0.2	2.95%	2.62%	(0.53)%	82%
$—	$9.32	(2.13)%	$0.2	3.07%	2.63%[m]	(0.19)%	46%
$—	$15.37	3.26%	$0.3	2.80%	2.62%	(0.99)%	60%

$—	$11.13	(27.43)%	$67.5	1.19%	1.09%	1.09%	49%
$—	$17.18	28.24%	$102.9	1.16%	1.06%	0.70%	26%
$0.01	$14.04	15.39%[o]	$92.8	1.19%	1.08%	0.43%	45%
$—	$12.47	(4.23)%	$93.3	1.22%	1.13%	0.87%	34%
$—	$13.16	4.88%	$106.7	1.20%	1.14%	0.74%	32%

$—	$11.13	(27.49)%	$21.8	1.26%	1.16%	1.04%	49%
$—	$17.18	28.17%	$32.4	1.24%	1.14%	0.61%	26%
$0.01	$14.04	15.41%[o]	$28.7	1.23%	1.13%	0.40%	45%
$—	$12.46	(4.35)%	$30.1	1.26%	1.17%	0.80%	34%
$—	$13.16	4.84%	$40.9	1.24%	1.18%	0.71%	32%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Equity Fund (cont’d)
Institutional Class
8/31/2022	$17.20	$0.18	$(4.43)	$(4.25)	$(0.18)	$(1.63)	$—	$(1.81)
8/31/2021	$14.06	$0.14	$3.72	$3.86	$(0.12)	$(0.60)	$—	$(0.72)
8/31/2020	$12.48	$0.09	$1.85	$1.94	$(0.15)	$(0.22)	$—	$(0.37)
8/31/2019	$13.18	$0.13	$(0.67)	$(0.54)	$(0.13)	$(0.03)	$—	$(0.16)
8/31/2018	$12.66	$0.14	$0.51	$0.65	$(0.13)	$—	$—	$(0.13)

Class A
8/31/2022	$17.16	$0.13	$(4.44)	$(4.31)	$(0.05)	$(1.63)	$—	$(1.68)
8/31/2021	$14.03	$0.08	$3.73	$3.81	$(0.08)	$(0.60)	$—	$(0.68)
8/31/2020	$12.46	$0.04	$1.85	$1.89	$(0.11)	$(0.22)	$—	$(0.33)
8/31/2019	$13.15	$0.09	$(0.67)	$(0.58)	$(0.08)	$(0.03)	$—	$(0.11)
8/31/2018[k]	$12.56	$0.08	$0.52	$0.60	$(0.01)	$—	$—	$(0.01)

Class C
8/31/2022	$17.00	$0.03	$(4.39)	$(4.36)	$(0.02)	$(1.63)	$—	$(1.65)
8/31/2021	$13.94	$(0.03)	$3.69	$3.66	$—	$(0.60)	$—	$(0.60)
8/31/2020	$12.39	$(0.06)	$1.83	$1.77	$(0.01)	$(0.22)	$—	$(0.23)
8/31/2019	$13.09	$(0.00)	$(0.67)	$(0.67)	$(0.00)	$(0.03)	$—	$(0.03)
8/31/2018[k]	$12.58	$(0.01)	$0.52	$0.51	$—	$—	$—	$—

Class R6
8/31/2022	$17.22	$0.19	$(4.43)	$(4.24)	$(0.19)	$(1.63)	$—	$(1.82)
8/31/2021	$14.08	$0.15	$3.73	$3.88	$(0.14)	$(0.60)	$—	$(0.74)
8/31/2020	$12.49	$0.10	$1.87	$1.97	$(0.17)	$(0.22)	$—	$(0.39)
8/31/2019	$13.20	$0.16	$(0.70)	$(0.54)	$(0.14)	$(0.03)	$—	$(0.17)
8/31/2018[k]	$12.67	$0.15	$0.52	$0.67	$(0.14)	$—	$—	$(0.14)

Class E
Period from 1/11/2022[g] to 8/31/2022	$14.79	$0.19	$(3.78)	$(3.59)	$—	$—	$—	$—

International Select Fund
Trust Class
8/31/2022	$17.62	$0.16	$(4.49)	$(4.33)	$(0.09)	$(1.62)	$—	$(1.71)
8/31/2021	$13.91	$0.10	$3.78	$3.88	$(0.07)	$(0.10)	$—	$(0.17)
8/31/2020	$12.30	$0.05	$1.94	$1.99	$(0.19)	$(0.19)	$—	$(0.38)
8/31/2019	$12.97	$0.12	$(0.61)	$(0.49)	$(0.05)	$(0.13)	$—	$(0.18)
8/31/2018	$12.43	$0.10	$0.54	$0.64	$(0.10)	$—	$—	$(0.10)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$11.14	(27.29)%	$953.7	1.00%	0.87%	1.30%	49%
$—	$17.20	28.45%	$1,654.0	0.98%	0.86%	0.92%	26%
$0.01	$14.06	15.74%[o]	$1,319.0	0.98%	0.85%	0.71%	45%
$—	$12.48	(3.95)%	$1,518.8	1.00%	0.85%	1.08%	34%
$—	$13.18	5.12%	$1,772.4	0.99%	0.85%	1.03%	32%

$—	$11.17	(27.53)%	$11.1	1.37%	1.23%	0.91%	49%
$—	$17.16	28.05%	$66.1	1.35%	1.22%	0.54%	26%
$0.01	$14.03	15.27%[o]	$55.8	1.34%	1.21%	0.30%	45%
$—	$12.46	(4.30)%	$52.2	1.37%	1.21%	0.76%	34%
$—	$13.15	4.77%	$67.2	1.35%	1.21%	0.63%	32%

$—	$10.99	(28.09)%	$4.9	2.12%	1.98%	0.21%	49%
$—	$17.00	27.07%	$8.2	2.10%	1.97%	(0.22)%	26%
$0.01	$13.94	14.41%[o]	$7.4	2.09%	1.96%	(0.47)%	45%
$—	$12.39	(5.05)%	$9.6	2.12%	1.96%	(0.02)%	34%
$—	$13.09	4.05%	$14.3	2.11%	1.96%	(0.06)%	32%

$—	$11.16	(27.18)%	$27.7	0.90%	0.77%	1.29%	49%
$—	$17.22	28.57%	$86.0	0.88%	0.76%	1.00%	26%
$0.01	$14.08	15.91%[o]	$76.1	0.88%	0.75%	0.77%	45%
$—	$12.49	(3.95)%	$80.4	0.92%	0.76%	1.28%	34%
$—	$13.20	5.26%	$74.3	0.92%	0.78%	1.15%	32%

$—	$11.20	(24.27)%[i]	$28.1	0.86%[h]	0.07%[h]	2.42%[h]	49%[j]

$—	$11.58	(26.93)%	$4.5	1.41%	1.19%	1.11%	55%
$—	$17.62	28.12%	$6.6	1.41%	1.16%	0.67%	21%
$—	$13.91	16.28%	$5.3	1.41%	1.15%	0.41%	33%
$—	$12.30	(3.58)%	$5.0	1.42%	1.15%	0.97%	32%
$—	$12.97	5.17%	$8.0	1.38%	1.16%	0.74%	44%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Select Fund (cont’d)
Institutional Class
8/31/2022	$17.60	$0.21	$(4.47)	$(4.26)	$(0.15)	$(1.62)	$—	$(1.77)
8/31/2021	$13.89	$0.16	$3.77	$3.93	$(0.12)	$(0.10)	$—	$(0.22)
8/31/2020	$12.28	$0.10	$1.93	$2.03	$(0.23)	$(0.19)	$—	$(0.42)
8/31/2019	$12.96	$0.15	$(0.60)	$(0.45)	$(0.10)	$(0.13)	$—	$(0.23)
8/31/2018	$12.42	$0.13	$0.55	$0.68	$(0.14)	$—	$—	$(0.14)

Class A
8/31/2022	$17.47	$0.16	$(4.44)	$(4.28)	$(0.10)	$(1.62)	$—	$(1.72)
8/31/2021	$13.80	$0.10	$3.74	$3.84	$(0.07)	$(0.10)	$—	$(0.17)
8/31/2020	$12.21	$0.05	$1.92	$1.97	$(0.19)	$(0.19)	$—	$(0.38)
8/31/2019	$12.87	$0.10	$(0.58)	$(0.48)	$(0.05)	$(0.13)	$—	$(0.18)
8/31/2018	$12.34	$0.08	$0.55	$0.63	$(0.10)	$—	$—	$(0.10)

Class C
8/31/2022	$17.09	$0.05	$(4.33)	$(4.28)	$(0.05)	$(1.62)	$—	$(1.67)
8/31/2021	$13.54	$(0.02)	$3.67	$3.65	$—	$(0.10)	$—	$(0.10)
8/31/2020	$11.99	$(0.04)	$1.87	$1.83	$(0.09)	$(0.19)	$—	$(0.28)
8/31/2019	$12.68	$0.01	$(0.57)	$(0.56)	$—	$(0.13)	$—	$(0.13)
8/31/2018	$12.16	$(0.00)	$0.53	$0.53	$(0.01)	$—	$—	$(0.01)

Class R3
8/31/2022	$17.32	$0.12	$(4.39)	$(4.27)	$(0.08)	$(1.62)	$—	$(1.70)
8/31/2021	$13.67	$0.06	$3.71	$3.77	$(0.02)	$(0.10)	$—	$(0.12)
8/31/2020	$12.10	$0.02	$1.89	$1.91	$(0.15)	$(0.19)	$—	$(0.34)
8/31/2019	$12.75	$0.08	$(0.58)	$(0.50)	$(0.02)	$(0.13)	$—	$(0.15)
8/31/2018	$12.22	$0.05	$0.55	$0.60	$(0.07)	$—	$—	$(0.07)

Class R6
8/31/2022	$17.61	$0.24	$(4.49)	$(4.25)	$(0.17)	$(1.62)	$—	$(1.79)
8/31/2021	$13.90	$0.13	$3.81	$3.94	$(0.13)	$(0.10)	$—	$(0.23)
8/31/2020	$12.29	$0.04	$2.00	$2.04	$(0.24)	$(0.19)	$—	$(0.43)
8/31/2019	$12.96	$0.23	$(0.66)	$(0.43)	$(0.11)	$(0.13)	$—	$(0.24)
8/31/2018	$12.42	$0.15	$0.54	$0.69	$(0.15)	$—	$—	$(0.15)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$11.57	(26.61)%	$119.9	1.00%	0.84%	1.48%	55%
$—	$17.60	28.57%	$152.5	0.97%	0.81%	1.01%	21%
$—	$13.89	16.68%	$138.9	0.94%	0.80%	0.79%	33%
$—	$12.28	(3.29)%	$128.1	0.97%	0.80%	1.27%	32%
$—	$12.96	5.52%	$142.4	0.93%	0.81%	0.99%	44%

$—	$11.47	(26.89)%	$3.1	1.37%	1.20%	1.10%	55%
$—	$17.47	28.07%	$4.5	1.34%	1.17%	0.66%	21%
$—	$13.80	16.22%	$3.2	1.31%	1.16%	0.36%	33%
$—	$12.21	(3.58)%	$3.2	1.35%	1.16%	0.85%	32%
$—	$12.87	5.12%	$3.9	1.31%	1.17%	0.63%	44%

$—	$11.14	(27.45)%	$0.5	2.15%	1.95%	0.38%	55%
$—	$17.09	27.11%	$0.8	2.12%	1.92%	(0.11)%	21%
$—	$13.54	15.37%	$0.9	2.06%	1.91%	(0.34)%	33%
$—	$11.99	(4.32)%	$1.5	2.09%	1.91%	0.10%	32%
$—	$12.68	4.37%	$2.4	2.06%	1.92%	(0.02)%	44%

$—	$11.35	(27.06)%	$1.2	1.64%	1.45%	0.87%	55%
$—	$17.32	27.74%	$1.9	1.60%	1.42%	0.38%	21%
$—	$13.67	15.93%	$2.2	1.57%	1.41%	0.18%	33%
$—	$12.10	(3.81)%	$2.3	1.60%	1.41%	0.66%	32%
$—	$12.75	4.92%	$3.5	1.56%	1.42%	0.36%	44%

$—	$11.57	(26.59)%	$0.2	0.89%	0.73%	1.58%	55%
$—	$17.61	28.65%	$1.3	0.88%	0.71%	0.83%	21%
$—	$13.90	16.77%	$1.9	0.84%	0.70%	0.28%	33%
$—	$12.29	(3.11)%	$29.6	0.87%	0.71%	1.88%	32%
$—	$12.96	5.59%	$9.4	0.87%	0.74%	1.15%	44%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Small Cap Fund
Institutional Class
8/31/2022	$18.34	$0.11	$(5.54)	$(5.43)	$(0.11)	$(0.72)	$—	$(0.83)
8/31/2021	$13.86	$0.03	$4.96	$4.99	$(0.07)	$(0.44)	$—	$(0.51)
8/31/2020	$11.28	$0.02	$2.66	$2.68	$(0.10)	$—	$—	$(0.10)
8/31/2019	$12.98	$0.11	$(1.60)	$(1.49)	$(0.03)	$(0.18)	$—	$(0.21)
8/31/2018	$12.74	$0.11	$1.02	$1.13	$(0.35)	$(0.54)	$—	$(0.89)

Class A
8/31/2022	$18.24	$0.02	$(5.47)	$(5.45)	$(0.07)	$(0.72)	$—	$(0.79)
8/31/2021	$13.82	$(0.03)	$4.94	$4.91	$(0.05)	$(0.44)	$—	$(0.49)
8/31/2020	$11.24	$(0.03)	$2.66	$2.63	$(0.05)	$—	$—	$(0.05)
8/31/2019	$12.93	$0.06	$(1.57)	$(1.51)	$—	$(0.18)	$—	$(0.18)
8/31/2018	$12.70	$0.02	$1.05	$1.07	$(0.30)	$(0.54)	$—	$(0.84)

Class C
8/31/2022	$17.81	$(0.07)	$(5.36)	$(5.43)	$(0.02)	$(0.72)	$—	$(0.74)
8/31/2021	$13.55	$(0.15)	$4.85	$4.70	$—	$(0.44)	$—	$(0.44)
8/31/2020	$11.06	$(0.11)	$2.60	$2.49	$—	$—	$—	$—
8/31/2019	$12.83	$(0.01)	$(1.580)	$(1.59)	$—	$(0.18)	$—	$(0.18)
8/31/2018	$12.63	$(0.07)	$1.05	$0.98	$(0.24)	$(0.54)	$—	$(0.78)

Class R6
8/31/2022	$18.32	$0.12	$(5.54)	$(5.42)	$(0.11)	$(0.72)	$—	$(0.83)
8/31/2021	$13.88	$0.04	$4.97	$5.01	$(0.13)	$(0.44)	$—	$(0.57)
8/31/2020	$11.29	$0.03	$2.67	$2.70	$(0.11)	$—	$—	$(0.11)
8/31/2019	$12.98	$0.12	$(1.59)	$(1.47)	$(0.04)	$(0.18)	$—	$(0.22)
8/31/2018	$12.74	$0.08	$1.06	$1.14	$(0.36)	$(0.54)	$—	$(0.90)

Intrinsic Value Fund
Institutional Class
8/31/2022	$24.01	$(0.08)	$(3.45)	$(3.53)	$—	$(1.48)	$—	$(1.48)
8/31/2021[p]	$15.13	$(0.11)	$9.31	$9.20	$—	$(0.32)	$—	$(0.32)
8/31/2020[p]	$14.50	$(0.04)	$1.11	$1.07	$—	$(0.44)	$—	$(0.44)
8/31/2019[p]	$18.54	$(0.03)	$(2.14)	$(2.17)	$—	$(1.87)	$—	$(1.87)
8/31/2018[p]	$16.12	$(0.06)	$3.33	$3.27	$—	$(0.85)	$—	$(0.85)

Class A
8/31/2022	$23.74	$(0.16)	$(3.40)	$(3.56)	$—	$(1.48)	$—	$(1.48)
8/31/2021[p]	$15.02	$(0.19)	$9.23	$9.04	$—	$(0.32)	$—	$(0.32)
8/31/2020[p]	$14.44	$(0.09)	$1.11	$1.02	$—	$(0.44)	$—	$(0.44)
8/31/2019[f,p]	$18.54	$(0.09)	$(2.14)	$(2.23)	$—	$(1.87)	$—	$(1.87)
8/31/2018[f,p]	$16.20	$(0.12)	$3.34	$3.22	$—	$(0.88)	$—	$(0.88)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.08	(30.79)%	$2.7	10.11%	1.06%	0.72%	21%
$—	$18.34	36.97%	$2.8	13.09%	1.07%	0.20%	22%
$—	$13.86	23.84%	$1.4	5.81%	1.05%[m]	0.14%	14%
$—	$11.28	(11.26)%	$5.3	6.24%	1.05%	1.00%	32%
$—	$12.98	9.06%	$6.2	7.02%	1.05%	0.83%	48%

$—	$12.00	(31.05)%	$0.2	10.46%	1.42%	0.11%	21%
$—	$18.24	36.43%	$0.5	13.62%	1.43%	(0.17)%	22%
$—	$13.82	23.41%	$0.2	6.40%	1.42%[m]	(0.23)%	14%
$—	$11.24	(11.49)%	$0.1	6.77%	1.41%	0.54%	32%
$—	$12.93	8.60%	$0.2	7.56%	1.41%	0.16%	48%

$—	$11.64	(31.59)%	$0.1	11.24%	2.17%	(0.45)%	21%
$—	$17.81	35.48%	$0.2	14.29%	2.19%	(0.96)%	22%
$—	$13.55	22.51%	$0.1	6.93%	2.17%[m]	(0.97)%	14%
$—	$11.06	(12.22)%	$0.1	7.38%	2.16%	(0.10)%	32%
$—	$12.83	7.89%	$0.2	8.15%	2.16%	(0.53)%	48%

$—	$12.07	(30.76)%	$0.3	10.00%	0.96%	0.78%	21%
$—	$18.32	37.14%	$0.4	13.03%	0.98%	0.25%	22%
$—	$13.88	24.01%	$0.3	5.71%	0.96%[m]	0.24%	14%
$—	$11.29	(11.13)%	$0.2	6.16%	0.96%	1.09%	32%
$—	$12.98	9.12%	$0.3	6.97%	0.98%	0.64%	48%

$—	$19.00	(15.58)%	$1,204.8	1.00%	1.00%[e]	(0.37)%	12%
$—	$24.01	61.43%	$979.4	1.01%	1.01%[e]	(0.54)%	23%
$—	$15.13	7.36%	$555.2	1.05%	1.00%	(0.29)%	19%
$—	$14.50	(10.83)%	$574.1	1.05%	1.01%	(0.20)%	22%
$—	$18.54	21.01%	$678.0	1.02%	1.00%	(0.35)%	25%

$—	$18.70	(15.90)%	$49.0	1.36%	1.36%[e]	(0.73)%	12%
$—	$23.74	60.81%	$51.4	1.37%	1.37%	(0.90)%	23%
$—	$15.02	7.04%	$21.0	1.43%	1.36%	(0.65)%	19%
$—	$14.44	(11.18)%	$19.7	1.44%	1.37%	(0.56)%	22%
$—	$18.54	20.58%	$20.0	1.41%	1.36%	(0.73)%	25%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Intrinsic Value Fund (cont’d)
Class C
8/31/2022	$23.19	$(0.30)	$(3.31)	$(3.61)	$—	$(1.48)	$—	$(1.48)
8/31/2021[p]	$14.79	$(0.33)	$9.05	$8.72	$—	$(0.32)	$—	$(0.32)
8/31/2020[p]	$14.34	$(0.19)	$1.08	$0.89	$—	$(0.44)	$—	$(0.44)
8/31/2019[f,p]	$18.54	$(0.20)	$(2.13)	$(2.33)	$—	$(1.87)	$—	$(1.87)
8/31/2018[f,p]	$16.39	$(0.26)	$3.35	$3.09	$—	$(0.94)	$—	$(0.94)

Class R6
8/31/2022	$24.09	$(0.05)	$(3.47)	$(3.52)	$—	$(1.48)	$—	$(1.48)
8/31/2021[p]	$15.17	$(0.09)	$9.33	$9.24	$—	$(0.32)	$—	$(0.32)
8/31/2020[p]	$14.52	$(0.02)	$1.11	$1.09	$—	$(0.44)	$—	$(0.44)
Period from 1/18/2019[g] to 8/31/2019[p]	$14.22	$(0.01)	$0.31	$0.30	$—	$—	$—	$—

Large Cap Growth Fund
Investor Class
8/31/2022[q]	$29.38	$0.03	$(4.60)	$(4.57)	$(0.02)	$(2.93)	$—	$(2.95)
8/31/2021	$23.38	$0.03	$7.76	$7.79	$(0.05)	$(1.74)	$—	$(1.79)
8/31/2020	$18.30	$0.05	$6.20	$6.25	$(0.07)	$(1.10)	$—	$(1.17)
8/31/2019	$19.52	$0.10	$0.32	$0.42	$(0.11)	$(1.53)	$—	$(1.64)
8/31/2018	$17.12	$0.11	$3.49	$3.60	$(0.11)	$(1.09)	$—	$(1.20)

Trust Class
8/31/2022[q]	$29.31	$(0.02)	$(4.58)	$(4.60)	$(0.00)	$(2.93)	$—	$(2.93)
8/31/2021	$23.36	$(0.02)	$7.74	$7.72	$(0.03)	$(1.74)	$—	$(1.77)
8/31/2020	$18.28	$0.02	$6.20	$6.22	$(0.04)	$(1.10)	$—	$(1.14)
8/31/2019	$19.51	$0.07	$0.31	$0.38	$(0.08)	$(1.53)	$—	$(1.61)
8/31/2018[k]	$17.82	$0.08	$3.57	$3.65	$(0.13)	$(1.83)	$—	$(1.96)

Advisor Class
8/31/2022[q]	$29.05	$(0.07)	$(4.53)	$(4.60)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$23.20	$(0.05)	$7.66	$7.61	$(0.02)	$(1.74)	$—	$(1.76)
8/31/2020	$18.20	$(0.04)	$6.17	$6.13	$(0.03)	$(1.10)	$—	$(1.13)
8/31/2019	$19.46	$0.01	$0.31	$0.32	$(0.05)	$(1.53)	$—	$(1.58)
8/31/2018[k]	$17.36	$0.02	$3.52	$3.54	$(0.05)	$(1.39)	$—	$(1.44)

Institutional Class
8/31/2022[q]	$29.42	$0.07	$(4.62)	$(4.55)	$(0.05)	$(2.93)	$—	$(2.98)
8/31/2021	$23.41	$0.06	$7.77	$7.83	$(0.08)	$(1.74)	$—	$(1.82)
8/31/2020	$18.32	$0.08	$6.22	$6.30	$(0.11)	$(1.10)	$—	$(1.21)
8/31/2019	$19.55	$0.13	$0.32	$0.45	$(0.15)	$(1.53)	$—	$(1.68)
8/31/2018[k]	$17.13	$0.14	$3.51	$3.65	$(0.14)	$(1.09)	$—	$(1.23)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$18.10	(16.52)%	$20.4	2.11%	2.11%[e]	(1.48)%	12%
$—	$23.19	59.58%	$18.4	2.12%	2.12%[e]	(1.65)%	23%
$—	$14.79	6.16%	$11.3	2.16%	2.11%	(1.38)%	19%
$—	$14.34	(11.78)%	$16.8	2.16%	2.12%	(1.30)%	22%
$—	$18.54	19.65%	$24.5	2.13%	2.11%	(1.47)%	25%

$—	$19.09	(15.49)%	$101.3	0.86%	0.86%	(0.23)%	12%
$—	$24.09	61.54%	$84.0	0.89%	0.89%[e]	(0.44)%	23%
$—	$15.17	7.49%	$0.1	0.97%	0.90%	(0.17)%	19%
$—	$14.52	2.11%[i]	$0.2	1.00%[h]	0.91%[h]	(0.10)%[h]	22%[j]

$—	$21.86	(17.16)%	$1,408.1	0.83%	0.83%	0.11%	32%
$—	$29.38	35.49%	$1,812.9	0.82%	0.82%	0.11%	28%
$—	$23.38	35.76%	$1,419.5	0.87%	0.87%	0.26%	49%
$—	$18.30	4.03%	$1,125.5	0.89%	0.89%	0.56%	37%
$—	$19.52	21.86%	$1,187.2	0.88%	0.88%	0.62%	41%

$—	$21.78	(17.31)%	$37.7	1.03%	1.03%	(0.10)%	32%
$—	$29.31	35.21%	$52.5	1.03%	1.03%	(0.09)%	28%
$—	$23.36	35.55%	$42.7	1.05%	1.05%	0.08%	49%
$—	$18.28	3.77%	$45.5	1.06%	1.06%	0.38%	37%
$—	$19.51	21.76%	$56.6	1.06%	1.06%	0.44%	41%

$—	$21.53	(17.45)%	$2.3	1.17%	1.17%	(0.29)%	32%
$—	$29.05	34.95%	$8.0	1.19%	1.19%	(0.18)%	28%
$—	$23.20	35.18%	$0.2	1.32%	1.32%	(0.21)%	49%
$—	$18.20	3.41%	$0.2	1.40%	1.40%	0.05%	37%
$—	$19.46	21.34%	$0.2	1.40%	1.40%	0.12%	41%

$—	$21.89	(17.06)%	$245.1	0.68%	0.68%	0.28%	32%
$—	$29.42	35.68%	$204.8	0.67%	0.67%	0.26%	28%
$—	$23.41	36.03%	$149.6	0.70%	0.70%	0.43%	49%
$—	$18.32	4.19%	$83.9	0.71%	0.71%	0.74%	37%
$—	$19.55	22.15%	$82.5	0.71%	0.71%	0.80%	41%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Large Cap Growth Fund (cont’d)
Class A
8/31/2022[q]	$29.27	$(0.02)	$(4.59)	$(4.61)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$23.34	$(0.03)	$7.73	$7.70	$(0.03)	$(1.74)	$—	$(1.77)
8/31/2020	$18.28	$0.02	$6.19	$6.21	$(0.05)	$(1.10)	$—	$(1.15)
8/31/2019	$19.50	$0.06	$0.33	$0.39	$(0.08)	$(1.53)	$—	$(1.61)
8/31/2018[k]	$17.85	$0.07	$3.57	$3.64	$(0.13)	$(1.86)	$—	$(1.99)

Class C
8/31/2022[q]	$28.61	$(0.20)	$(4.46)	$(4.66)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$22.98	$(0.21)	$7.58	$7.37	$—	$(1.74)	$—	$(1.74)
8/31/2020	$18.10	$(0.13)	$6.11	$5.98	$—	$(1.10)	$—	$(1.10)
8/31/2019	$19.40	$(0.06)	$0.31	$0.25	$(0.02)	$(1.53)	$—	$(1.55)
8/31/2018[k]	$17.42	$(0.06)	$3.51	$3.45	$(0.01)	$(1.46)	$—	$(1.47)

Class R3
8/31/2022[q]	$29.05	$(0.10)	$(4.54)	$(4.64)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$23.22	$(0.11)	$7.69	$7.58	$(0.01)	$(1.74)	$—	$(1.75)
8/31/2020	$18.22	$(0.05)	$6.16	$6.11	$(0.01)	$(1.10)	$—	$(1.11)
8/31/2019	$19.46	$0.01	$0.33	$0.34	$(0.05)	$(1.53)	$—	$(1.58)
8/31/2018[k]	$17.37	$0.02	$3.52	$3.54	$(0.05)	$(1.40)	$—	$(1.45)

Class R6
8/31/2022[q]	$29.42	$0.07	$(4.60)	$(4.53)	$(0.06)	$(2.93)	$—	$(2.99)
8/31/2021	$23.41	$0.07	$7.77	$7.84	$(0.09)	$(1.74)	$—	$(1.83)
8/31/2020	$18.32	$0.09	$6.22	$6.31	$(0.12)	$(1.10)	$—	$(1.22)
Period from 3/29/2019[g] to 8/31/2019	$16.73	$0.06	$1.53	$1.59	$—	$—	$—	$—

Large Cap Value Fund
Investor Class
8/31/2022	$44.85	$0.80	$(2.65)	$(1.85)	$(0.55)	$(1.68)	$—	$(2.23)
8/31/2021	$30.38	$0.66	$14.39	$15.05	$(0.49)	$(0.09)	$—	$(0.58)
8/31/2020	$30.58	$0.59	$0.46	$1.05	$(0.60)	$(0.65)	$—	$(1.25)
8/31/2019	$32.87	$0.59	$1.03	$1.62	$(0.53)	$(3.38)	$—	$(3.91)
8/31/2018	$31.61	$0.46	$3.47	$3.93	$(0.40)	$(2.27)	$—	$(2.67)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$21.74	(17.33)%	$12.4	1.05%	1.05%	(0.09)%	32%
$—	$29.27	35.15%	$10.0	1.05%	1.05%	(0.12)%	28%
$—	$23.34	35.49%	$6.1	1.07%	1.07%	0.12%	49%
$—	$18.28	3.79%	$4.1	1.09%	1.09%	0.34%	37%
$—	$19.50	21.67%	$5.5	1.09%	1.09%	0.41%	41%

$—	$21.03	(17.97)%	$3.4	1.80%	1.80%	(0.85)%	32%
$—	$28.61	34.17%	$3.1	1.79%	1.79%	(0.86)%	28%
$—	$22.98	34.53%	$2.3	1.81%	1.81%	(0.70)%	49%
$—	$18.10	3.00%	$1.8	1.84%	1.84%	(0.38)%	37%
$—	$19.40	20.74%	$1.8	1.83%	1.83%	(0.32)%	41%

$—	$21.49	(17.60)%	$0.4	1.36%	1.36%[e]	(0.41)%	32%
$—	$29.05	34.77%	$0.4	1.38%	1.36%	(0.45)%	28%
$—	$23.22	35.06%	$0.2	1.36%	1.36%[e]	(0.25)%	49%
$—	$18.22	3.51%	$0.1	1.40%	1.36%	0.06%	37%
$—	$19.46	21.33%	$0.4	1.37%	1.36%	0.13%	41%

$—	$21.90	(17.01)%	$0.2	0.66%	0.65%	0.28%	32%
$—	$29.42	35.72%	$0.2	0.68%	0.65%	0.26%	28%
$—	$23.41	36.09%	$0.0	0.65%	0.65%[e]	0.47%	49%
$—	$18.32	9.50%[i]	$0.0	0.97%[h]	0.65%[h]	0.75%[h]	37%[j]

$—	$40.77	(4.38)%	$1,556.5	0.75%	0.75%	1.81%	82%
$—	$44.85	50.05%	$1,628.3	0.78%	0.78%	1.67%	89%
$—	$30.38	3.23%	$1,087.2	0.85%	0.85%	1.99%	157%
$—	$30.58	6.25%	$1,174.3	0.86%	0.86%	1.93%	109%[r]
$—	$32.87	12.90%	$1,160.3	0.87%	0.87%	1.46%	153%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Large Cap Value Fund (cont’d)
Trust Class
8/31/2022	$44.86	$0.72	$(2.65)	$(1.93)	$(0.47)	$(1.68)	$—	$(2.15)
8/31/2021	$30.39	$0.58	$14.41	$14.99	$(0.43)	$(0.09)	$—	$(0.52)
8/31/2020	$30.59	$0.54	$0.45	$0.99	$(0.54)	$(0.65)	$—	$(1.19)
8/31/2019	$32.88	$0.54	$1.03	$1.57	$(0.48)	$(3.38)	$—	$(3.86)
8/31/2018[l]	$31.63	$0.40	$3.47	$3.87	$(0.35)	$(2.27)	$—	$(2.62)

Advisor Class
8/31/2022	$44.85	$0.64	$(2.64)	$(2.00)	$(0.39)	$(1.68)	$—	$(2.07)
8/31/2021	$30.40	$0.51	$14.41	$14.92	$(0.38)	$(0.09)	$—	$(0.47)
8/31/2020	$30.60	$0.49	$0.46	$0.95	$(0.50)	$(0.65)	$—	$(1.15)
8/31/2019	$32.88	$0.49	$1.04	$1.53	$(0.43)	$(3.38)	$—	$(3.81)
8/31/2018[l]	$31.62	$0.35	$3.49	$3.84	$(0.31)	$(2.27)	$—	$(2.58)

Institutional Class
8/31/2022	$44.84	$0.88	$(2.65)	$(1.77)	$(0.64)	$(1.68)	$—	$(2.32)
8/31/2021	$30.38	$0.84	$14.26	$15.10	$(0.55)	$(0.09)	$—	$(0.64)
8/31/2020	$30.57	$0.64	$0.47	$1.11	$(0.65)	$(0.65)	$—	$(1.30)
8/31/2019	$32.87	$0.66	$1.01	$1.67	$(0.59)	$(3.38)	$—	$(3.97)
8/31/2018[l]	$31.60	$0.52	$3.47	$3.99	$(0.45)	$(2.27)	$—	$(2.72)

Class A
8/31/2022	$44.87	$0.71	$(2.65)	$(1.94)	$(0.49)	$(1.68)	$—	$(2.17)
8/31/2021	$30.39	$0.64	$14.33	$14.97	$(0.40)	$(0.09)	$—	$(0.49)
8/31/2020	$30.59	$0.53	$0.45	$0.98	$(0.53)	$(0.65)	$—	$(1.18)
8/31/2019	$32.88	$0.58	$0.97	$1.55	$(0.46)	$(3.38)	$—	$(3.84)
8/31/2018[l]	$31.62	$0.39	$3.48	$3.87	$(0.34)	$(2.27)	$—	$(2.61)

Class C
8/31/2022	$44.90	$0.39	$(2.64)	$(2.25)	$(0.36)	$(1.68)	$—	$(2.04)
8/31/2021	$30.30	$0.40	$14.30	$14.70	$(0.01)	$(0.09)	$—	$(0.10)
8/31/2020	$30.61	$0.31	$0.44	$0.75	$(0.41)	$(0.65)	$—	$(1.06)
8/31/2019	$32.87	$0.33	$1.02	$1.35	$(0.23)	$(3.38)	$—	$(3.61)
8/31/2018[l]	$31.67	$0.15	$3.48	$3.63	$(0.16)	$(2.27)	$—	$(2.43)

Class R3
8/31/2022	$44.88	$0.60	$(2.64)	$(2.04)	$(0.52)	$(1.68)	$—	$(2.20)
8/31/2021	$30.42	$0.52	$14.36	$14.88	$(0.33)	$(0.09)	$—	$(0.42)
8/31/2020	$30.62	$0.45	$0.45	$0.90	$(0.45)	$(0.65)	$—	$(1.10)
8/31/2019	$32.89	$0.43	$1.06	$1.49	$(0.38)	$(3.38)	$—	$(3.76)
8/31/2018[l]	$31.63	$0.32	$3.47	$3.79	$(0.26)	$(2.27)	$—	$(2.53)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$40.78	(4.56)%	$117.2	0.96%	0.96%	1.61%	82%
$—	$44.86	49.76%	$112.1	0.99%	0.99%	1.47%	89%
$—	$30.39	3.05%	$65.4	1.03%	1.03%	1.82%	157%
$—	$30.59	6.04%	$81.7	1.04%	1.04%	1.75%	109%[r]
$—	$32.88	12.68%	$68.4	1.05%	1.05%	1.26%	153%

$—	$40.78	(4.70)%	$133.5	1.11%	1.11%	1.45%	82%
$—	$44.85	49.48%	$138.0	1.14%	1.14%	1.31%	89%
$—	$30.40	2.90%	$99.7	1.18%	1.18%	1.66%	157%
$—	$30.60	5.90%	$114.8	1.19%	1.19%	1.58%	109%[r]
$—	$32.88	12.56%	$125.2	1.20%	1.20%	1.11%	153%

$—	$40.75	(4.21)%	$7,555.8	0.61%	0.61%	2.00%	82%
$—	$44.84	50.25%	$4,146.7	0.62%	0.62%	1.96%	89%
$—	$30.38	3.42%	$365.3	0.68%	0.68%	2.15%	157%
$—	$30.57	6.41%	$339.6	0.69%	0.69%	2.17%	109%[r]
$—	$32.87	13.11%	$98.5	0.70%	0.70%[e]	1.64%	153%

$—	$40.76	(4.58)%	$201.5	0.98%	0.98%	1.61%	82%
$—	$44.87	49.67%	$136.5	1.01%	1.01%	1.51%	89%
$—	$30.39	3.03%	$23.4	1.05%	1.05%	1.73%	157%
$—	$30.59	5.99%	$52.5	1.08%	1.08%	1.89%	109%[r]
$—	$32.88	12.68%	$4.1	1.08%	1.08%	1.24%	153%

$—	$40.61	(5.28)%	$222.8	1.72%	1.72%	0.90%	82%
$—	$44.90	48.59%	$102.3	1.74%	1.74%	0.94%	89%
$—	$30.30	2.27%	$14.7	1.81%	1.81%	1.04%	157%
$—	$30.61	5.24%	$19.7	1.82%	1.82%	1.08%	109%[r]
$—	$32.87	11.83%	$1.9	1.82%	1.82%	0.48%	153%

$—	$40.64	(4.82)%	$6.8	1.24%	1.24%	1.36%	82%
$—	$44.88	49.26%	$2.0	1.29%	1.29%	1.29%	89%
$—	$30.42	2.74%	$0.6	1.34%	1.34%[e]	1.51%	157%
$—	$30.62	5.74%	$0.7	1.37%	1.37%[e]	1.42%	109%[r]
$—	$32.89	12.39%	$0.3	1.37%	1.36%	1.00%	153%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions

Class R6
8/31/2022	$44.89	$0.94	$(2.67)	$(1.73)	$(0.67)	$(1.68)	$—	$(2.35)
8/31/2021	$30.41	$0.78	$14.37	$15.15	$(0.58)	$(0.09)	$—	$(0.67)
8/31/2020	$30.59	$0.63	$0.51	$1.14	$(0.67)	$(0.65)	$—	$(1.32)
Period from 1/18/2019[g] to 8/31/2019	$28.19	$0.45	$1.95	$2.40	$—	$—	$—	$—

Class E
Period from 1/11/2022[g] to 8/31/2022	$45.60	$0.73	$(5.40)	$(4.67)	$—	$—	$—	$—

Mid Cap Growth Fund
Investor Class
8/31/2022	$22.78	$(0.05)	$(4.98)	$(5.03)	$—	$(3.13)	$—	$(3.13)
8/31/2021[p]	$18.45	$(0.12)	$6.36	$6.24	$—	$(1.91)	$—	$(1.91)
8/31/2020[p]	$15.96	$(0.06)	$3.40	$3.34	$—	$(0.85)	$—	$(0.85)
8/31/2019[p]	$16.99	$(0.05)	$0.47	$0.42	$—	$(1.45)	$—	$(1.45)
8/31/2018[l,p]	$14.61	$(0.04)	$3.74	$3.70	$—	$(1.32)	$—	$(1.32)

Trust Class
8/31/2022	$22.77	$(0.07)	$(4.97)	$(5.04)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,p]	$18.46	$(0.14)	$6.36	$6.22	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,p]	$15.98	$(0.07)	$3.40	$3.33	$—	$(0.85)	$—	$(0.85)
8/31/2019[n,p]	$17.02	$(0.06)	$0.47	$0.41	$—	$(1.45)	$—	$(1.45)
8/31/2018[l,n,p]	$14.66	$(0.05)	$3.73	$3.68	$—	$(1.32)	$—	$(1.32)

Advisor Class
8/31/2022	$22.76	$(0.11)	$(4.97)	$(5.08)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,p]	$18.51	$(0.19)	$6.35	$6.16	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,p]	$16.07	$(0.11)	$3.41	$3.30	$—	$(0.86)	$—	$(0.86)
8/31/2019[n,p]	$17.16	$(0.09)	$0.47	$0.38	$—	$(1.47)	$—	$(1.47)
8/31/2018[l,n,p]	$14.81	$(0.09)	$3.78	$3.69	$—	$(1.34)	$—	$(1.34)

Institutional Class
8/31/2022	$22.79	$(0.02)	$(4.99)	$(5.01)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,p]	$18.41	$(0.08)	$6.37	$6.29	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,p]	$15.90	$(0.03)	$3.38	$3.35	$—	$(0.84)	$—	$(0.84)
8/31/2019[n,p]	$16.88	$(0.02)	$0.48	$0.46	$—	$(1.44)	$—	$(1.44)
8/31/2018[l,n,p]	$14.50	$(0.01)	$3.70	$3.69	$—	$(1.31)	$—	$(1.31)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$40.81	(4.13)%	$342.4	0.51%	0.51%	2.14%	82%
$—	$44.89	50.39%	$190.6	0.53%	0.53%	1.95%	89%
$—	$30.41	3.54%	$91.4	0.59%	0.59%[e]	2.19%	157%
$—	$30.59	8.51%[i]	$0.3	0.67%[h]	0.61%[h]	2.39%[h]	109%[j],r

$—	$40.93	(10.24)%[i]	$146.1	0.46%[h]	0.04%[h]	2.62%[h]	82%[j]

$—	$14.62	(24.92)%	$478.0	0.84%	0.84%	(0.27)%	58%
$—	$22.78	35.63%	$696.4	0.83%	0.83%	(0.57)%	42%
$—	$18.45	21.95%	$570.7	0.88%	0.88%	(0.39)%	55%
$—	$15.96	4.84%	$513.3	0.90%	0.90%	(0.31)%	48%
$—	$16.99	26.75%	$528.1	0.90%	0.90%	(0.25)%	50%

$—	$14.60	(24.98)%	$53.4	0.93%	0.93%	(0.37)%	58%
$—	$22.77	35.53%	$109.3	0.92%	0.92%	(0.66)%	42%
$—	$18.46	21.85%	$85.7	0.94%	0.94%	(0.46)%	55%
$—	$15.98	4.78%	$77.7	0.95%	0.95%	(0.37)%	48%
$—	$17.02	26.65%	$77.6	0.95%	0.95%	(0.30)%	50%

$—	$14.55	(25.19)%	$8.1	1.19%	1.19%	(0.62)%	58%
$—	$22.76	35.19%	$13.2	1.17%	1.17%	(0.92)%	42%
$—	$18.51	21.57%	$10.3	1.20%	1.20%	(0.70)%	55%
$—	$16.07	4.53%	$12.0	1.21%	1.21%	(0.62)%	48%
$—	$17.16	26.32%	$15.4	1.21%	1.21%	(0.56)%	50%

$—	$14.65	(24.81)%	$469.7	0.69%	0.69%	(0.10)%	58%
$—	$22.79	35.91%	$481.1	0.67%	0.67%	(0.41)%	42%
$—	$18.41	22.12%	$347.4	0.70%	0.70%	(0.22)%	55%
$—	$15.90	5.09%	$273.4	0.70%	0.70%	(0.11)%	48%
$—	$16.88	26.93%	$353.7	0.70%	0.70%	(0.05)%	50%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Mid Cap Growth Fund (cont’d)
Class A
8/31/2022	$22.77	$(0.08)	$(4.98)	$(5.06)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,p]	$18.48	$(0.16)	$6.36	$6.20	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,p]	$16.02	$(0.09)	$3.41	$3.32	$—	$(0.86)	$—	$(0.86)
8/31/2019[n,p]	$17.09	$(0.07)	$0.46	$0.39	$—	$(1.46)	$—	$(1.46)
8/31/2018[l,n,p]	$14.73	$(0.07)	$3.76	$3.69	$—	$(1.33)	$—	$(1.33)

Class C
8/31/2022	$22.73	$(0.22)	$(4.95)	$(5.17)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,p]	$18.63	$(0.32)	$6.33	$6.01	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,p]	$16.29	$(0.21)	$3.43	$3.22	$—	$(0.88)	$—	$(0.88)
8/31/2019[n,p]	$17.52	$(0.19)	$0.47	$0.28	$—	$(1.51)	$—	$(1.51)
8/31/2018[l,n,p]	$15.22	$(0.20)	$3.87	$3.67	$—	$(1.37)	$—	$(1.37)

Class R3
8/31/2022	$22.75	$(0.13)	$(4.96)	$(5.09)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,p]	$18.53	$(0.21)	$6.34	$6.13	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,p]	$16.12	$(0.12)	$3.40	$3.28	$—	$(0.87)	$—	$(0.87)
8/31/2019[n,p]	$17.24	$(0.12)	$0.48	$0.36	$—	$(1.48)	$—	$(1.48)
8/31/2018[l,n,p]	$14.91	$(0.11)	$3.79	$3.68	$—	$(1.35)	$—	$(1.35)

Class R6
8/31/2022	$22.79	$(0.00)	$(4.99)	$(4.99)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,p]	$18.39	$(0.06)	$6.37	$6.31	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,p]	$15.86	$(0.02)	$3.39	$3.37	$—	$(0.84)	$—	$(0.84)
8/31/2019[n,p]	$16.82	$(0.00)	$0.47	$0.47	$—	$(1.43)	$—	$(1.43)
8/31/2018[l,n,p]	$14.44	$0.00	$3.68	$3.68	$—	$(1.30)	$—	$(1.30)

Mid Cap Intrinsic Value Fund
Investor Class
8/31/2022	$24.69	$0.21	$(1.11)	$(0.90)	$(0.14)	$—	$—	$(0.14)
8/31/2021[p]	$16.03	$0.15	$8.52	$8.67	$(0.01)	$—	$—	$(0.01)
8/31/2020[p]	$19.32	$0.22	$(3.28)	$(3.06)	$(0.23)	$—	$—	$(0.23)
8/31/2019[f,p]	$24.16	$0.19	$(3.39)	$(3.20)	$(0.13)	$(1.51)	$—	$(1.64)
8/31/2018[f,p]	$23.02	$0.12	$2.57	$2.69	$(0.11)	$(1.44)	$—	$(1.55)

Trust Class
8/31/2022	$24.63	$0.15	$(1.11)	$(0.96)	$(0.06)	$—	$—	$(0.06)
8/31/2021[p]	$16.02	$0.10	$8.52	$8.62	$(0.01)	$—	$—	$(0.01)
8/31/2020[p]	$19.32	$0.20	$(3.30)	$(3.10)	$(0.20)	$—	$—	$(0.20)
8/31/2019[f,p]	$24.16	$0.17	$(3.38)	$(3.21)	$(0.12)	$(1.51)	$—	$(1.63)
8/31/2018[f,p]	$23.35	$0.10	$2.61	$2.71	$(0.12)	$(1.78)	$—	$(1.90)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$14.58	(25.08)%	$39.0	1.06%	1.06%	(0.47)%	58%
$—	$22.77	35.42%	$48.1	1.04%	1.04%	(0.78)%	42%
$—	$18.48	21.70%	$36.0	1.06%	1.06%	(0.57)%	55%
$—	$16.02	4.65%	$33.0	1.07%	1.07%	(0.47)%	48%
$—	$17.09	26.48%	$52.1	1.07%	1.07%	(0.42)%	50%

$—	$14.43	(25.67)%	$7.7	1.80%	1.80%	(1.24)%	58%
$—	$22.73	34.42%	$13.2	1.79%	1.79%	(1.53)%	42%
$—	$18.63	20.77%	$11.3	1.81%	1.81%	(1.32)%	55%
$—	$16.29	3.91%	$10.8	1.82%	1.82%	(1.24)%	48%
$—	$17.52	25.49%	$11.6	1.85%	1.85%[e]	(1.20)%	50%

$—	$14.53	(25.25)%	$9.9	1.31%	1.31%	(0.75)%	58%
$—	$22.75	35.03%	$18.5	1.29%	1.29%	(1.03)%	42%
$—	$18.53	21.36%	$13.7	1.31%	1.31%	(0.77)%	55%
$—	$16.12	4.41%	$56.4	1.33%	1.33%[e]	(0.79)%	48%
$—	$17.24	26.11%	$15.6	1.36%	1.36%[e]	(0.71)%	50%

$—	$14.67	(24.71)%	$538.5	0.59%	0.59%	(0.01)%	58%
$—	$22.79	35.99%	$753.3	0.57%	0.57%	(0.31)%	42%
$—	$18.39	22.27%	$524.1	0.60%	0.60%	(0.11)%	55%
$—	$15.86	5.20%	$461.1	0.61%	0.61%	(0.03)%	48%
$—	$16.82	26.99%	$433.5	0.63%	0.63%	0.02%	50%

$—	$23.65	(3.67)%	$32.7	1.45%	0.96%	0.85%	22%
$—	$24.69	54.09%	$35.2	1.49%	1.01%	0.68%	31%
$—	$16.03	(16.10)%	$23.0	1.37%	1.11%	1.26%	16%
$—	$19.32	(12.97)%	$34.5	1.27%	1.17%	0.93%	56%
$—	$24.16	12.20%	$40.2	1.21%	1.17%	0.49%	36%

$—	$23.61	(3.90)%	$6.1	1.63%	1.20%	0.61%	22%
$—	$24.63	53.86%	$6.9	1.69%	1.22%	0.48%	31%
$—	$16.02	(16.26)%	$4.9	1.53%	1.26%	1.12%	16%
$—	$19.32	(13.03)%	$8.0	1.42%	1.27%	0.82%	56%
$—	$24.16	12.17%	$10.2	1.37%	1.25%	0.42%	36%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Mid Cap Intrinsic Value Fund (cont’d)
Institutional Class
8/31/2022	$24.65	$0.24	$(1.11)	$(0.87)	$(0.15)	$—	$—	$(0.15)
8/31/2021[p]	$16.02	$0.18	$8.51	$8.69	$(0.06)	$—	$—	$(0.06)
8/31/2020[p]	$19.31	$0.27	$(3.28)	$(3.01)	$(0.28)	$—	$—	$(0.28)
8/31/2019[p]	$24.17	$0.25	$(3.40)	$(3.15)	$(0.20)	$(1.51)	$—	$(1.71)
8/31/2018[p]	$23.00	$0.19	$2.59	$2.78	$(0.17)	$(1.44)	$—	$(1.61)

Class A
8/31/2022	$24.63	$0.15	$(1.10)	$(0.95)	$(0.06)	$—	$—	$(0.06)
8/31/2021[p]	$16.03	$0.11	$8.50	$8.61	$(0.01)	$—	$—	$(0.01)
8/31/2020[p]	$19.32	$0.21	$(3.29)	$(3.08)	$(0.21)	$—	$—	$(0.21)
8/31/2019[f,p]	$24.17	$0.19	$(3.41)	$(3.22)	$(0.12)	$(1.51)	$—	$(1.63)
8/31/2018[f,p]	$23.34	$0.11	$2.60	$2.71	$(0.10)	$(1.78)	$—	$(1.88)

Class C
8/31/2022	$24.43	$(0.04)	$(1.09)	$(1.13)	$—	$—	$—	$—
8/31/2021[p]	$16.00	$(0.06)	$8.49	$8.43	$—	$—	$—	$—
8/31/2020[p]	$19.29	$0.07	$(3.30)	$(3.23)	$(0.06)	$—	$—	$(0.06)
8/31/2019[f,p]	$24.18	$0.02	$(3.39)	$(3.37)	$(0.01)	$(1.51)	$—	$(1.52)
8/31/2018[f,p]	$23.47	$(0.06)	$2.61	$2.55	$(0.00)	$(1.84)	$—	$(1.84)

Class R3
8/31/2022	$24.59	$0.09	$(1.10)	$(1.01)	$(0.02)	$—	$—	$(0.02)
8/31/2021[p]	$16.03	$0.05	$8.51	$8.56	$—	$—	$—	$—
8/31/2020[p]	$19.33	$0.18	$(3.32)	$(3.14)	$(0.16)	$—	$—	$(0.16)
8/31/2019[f,p]	$24.17	$0.13	$(3.39)	$(3.26)	$(0.07)	$(1.51)	$—	$(1.58)
8/31/2018[f,p]	$23.37	$0.05	$2.60	$2.65	$(0.06)	$(1.79)	$—	$(1.85)

Class R6
8/31/2022	$24.65	$0.26	$(1.09)	$(0.83)	$(0.18)	$—	$—	$(0.18)
8/31/2021[p]	$16.03	$0.20	$8.50	$8.70	$(0.08)	$—	$—	$(0.08)
8/31/2020[p]	$19.32	$0.28	$(3.27)	$(2.99)	$(0.30)	$—	$—	$(0.30)
Period from 3/29/2019[g] to 8/31/2019[p]	$20.50	$0.10	$(1.28)	$(1.18)	$—	$—	$—	$—

Multi-Cap Opportunities Fund
Institutional Class
8/31/2022	$18.55	$0.04	$(2.00)	$(1.96)	$(0.05)	$(4.83)	$—	$(4.88)
8/31/2021[p]	$17.03	$0.05	$5.17	$5.22	$(0.05)	$(3.65)	$—	$(3.70)
8/31/2020[p]	$18.64	$0.09	$1.76	$1.85	$(0.14)	$(3.32)	$—	$(3.46)
8/31/2019[p]	$20.12	$0.14	$0.17	$0.31	$(0.14)	$(1.65)	$—	$(1.79)
8/31/2018[p]	$18.67	$0.12	$3.28	$3.40	$(0.11)	$(1.84)	$—	$(1.95)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$23.63	(3.55)%	$13.1	1.28%	0.85%	0.97%	22%
$—	$24.65	54.34%	$15.2	1.32%	0.86%	0.84%	31%
$—	$16.02	(15.88)%	$12.6	1.19%	0.86%	1.52%	16%
$—	$19.31	(12.70)%	$40.2	1.07%	0.86%	1.21%	56%
$—	$24.17	12.60%	$52.5	1.02%	0.85%	0.81%	36%

$—	$23.62	(3.88)%	$1.2	1.68%	1.21%	0.59%	22%
$—	$24.63	53.74%	$1.5	1.73%	1.22%	0.50%	31%
$—	$16.03	(16.17)%	$1.7	1.54%	1.22%	1.15%	16%
$—	$19.32	(13.03)%	$6.2	1.40%	1.22%	0.91%	56%
$—	$24.17	12.23%	$10.1	1.39%	1.21%	0.46%	36%

$—	$23.30	(4.63)%	$0.9	2.42%	1.96%	(0.15)%	22%
$—	$24.43	52.69%	$1.0	2.47%	1.97%	(0.26)%	31%
$—	$16.00	(16.81)%	$0.8	2.31%	1.97%	0.41%	16%
$—	$19.29	(13.69)%	$1.5	2.19%	1.97%	0.10%	56%
$—	$24.18	11.37%	$2.4	2.14%	1.96%	(0.29)%	36%

$—	$23.56	(4.11)%	$0.7	1.94%	1.46%	0.35%	22%
$—	$24.59	53.42%	$0.8	1.98%	1.47%	0.22%	31%
$—	$16.03	(16.42)%	$0.5	1.80%	1.47%	0.96%	16%
$—	$19.33	(13.21)%	$1.9	1.70%	1.48%	0.61%	56%
$—	$24.17	11.92%	$2.3	1.65%	1.46%	0.21%	36%

$—	$23.64	(3.42)%	$0.0	1.55%	0.75%	1.06%	22%
$—	$24.65	54.45%	$0.0	1.72%	0.76%	0.94%	31%
$—	$16.03	(15.79)%	$0.0	1.02%	0.76%[e]	1.62%	16%
$—	$19.32	(5.76)%[i]	$0.0	1.44%[h]	0.78%[h]	1.14%[h]	56%[j]

$—	$11.71	(14.66)%	$208.9	0.82%	0.82%	0.28%	16%
$—	$18.55	36.24%	$490.7	0.81%	0.81%	0.33%	15%
$—	$17.03	10.23%	$609.7	0.76%	0.76%	0.53%	27%
$—	$18.64	2.91%	$1,098.2	0.74%	0.74%	0.75%	36%
$—	$20.12	19.15%	$1,866.7	0.72%	0.72%	0.61%	23%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Multi-Cap Opportunities Fund (cont’d)
Class A
8/31/2022	$18.55	$(0.01)	$(1.99)	$(2.00)	$(0.01)	$(4.83)	$—	$(4.84)
8/31/2021[p]	$17.05	$(0.01)	$5.16	$5.15	$—	$(3.65)	$—	$(3.65)
8/31/2020[p]	$18.65	$0.03	$1.76	$1.79	$(0.07)	$(3.32)	$—	$(3.39)
8/31/2019[f,p]	$20.12	$0.07	$0.18	$0.25	$(0.07)	$(1.65)	$—	$(1.72)
8/31/2018[f,p]	$18.69	$0.05	$3.28	$3.33	$(0.04)	$(1.86)	$—	$(1.90)

Class C
8/31/2022	$18.23	$(0.11)	$(1.94)	$(2.05)	$—	$(4.83)	$—	$(4.83)
8/31/2021[p]	$16.92	$(0.13)	$5.09	$4.96	$—	$(3.65)	$—	$(3.65)
8/31/2020[p]	$18.59	$(0.09)	$1.74	$1.65	$—	$(3.32)	$—	$(3.32)
8/31/2019[f,p]	$20.13	$(0.06)	$0.17	$0.11	$—	$(1.65)	$—	$(1.65)
8/31/2018[f,p]	$18.87	$(0.10)	$3.30	$3.20	$—	$(1.94)	$—	$(1.94)

Class E
Period from 1/11/2022[g] to 8/31/2022	$13.99	$0.09	$(2.32)	$(2.23)	$—	$—	$—	$—

Real Estate Fund
Trust Class
8/31/2022	$18.10	$0.14	$(2.01)	$(1.87)	$(0.16)	$(0.60)	$—	$(0.76)
8/31/2021	$13.76	$0.21	$4.41	$4.62	$(0.20)	$(0.08)	$—	$(0.28)
8/31/2020	$15.13	$0.17	$(0.80)	$(0.63)	$(0.17)	$(0.57)	$—	$(0.74)
8/31/2019	$13.34	$0.18	$2.45	$2.63	$(0.18)	$(0.66)	$—	$(0.84)
8/31/2018	$13.52	$0.20	$0.45	$0.65	$(0.19)	$(0.64)	$—	$(0.83)

Institutional Class
8/31/2022	$18.17	$0.17	$(2.03)	$(1.86)	$(0.19)	$(0.60)	$—	$(0.79)
8/31/2021	$13.81	$0.20	$4.47	$4.67	$(0.23)	$(0.08)	$—	$(0.31)
8/31/2020	$15.19	$0.19	$(0.80)	$(0.61)	$(0.20)	$(0.57)	$—	$(0.77)
8/31/2019	$13.39	$0.20	$2.46	$2.66	$(0.20)	$(0.66)	$—	$(0.86)
8/31/2018	$13.56	$0.23	$0.46	$0.69	$(0.22)	$(0.64)	$—	$(0.86)

Class A
8/31/2022	$18.10	$0.11	$(2.01)	$(1.90)	$(0.13)	$(0.60)	$—	$(0.73)
8/31/2021	$13.76	$0.18	$4.41	$4.59	$(0.17)	$(0.08)	$—	$(0.25)
8/31/2020	$15.13	$0.15	$(0.81)	$(0.66)	$(0.14)	$(0.57)	$—	$(0.71)
8/31/2019	$13.34	$0.15	$2.46	$2.61	$(0.16)	$(0.66)	$—	$(0.82)
8/31/2018	$13.51	$0.17	$0.47	$0.64	$(0.17)	$(0.64)	$—	$(0.81)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$11.71	(14.92)%	$41.2	1.19%	1.19%	(0.06)%	16%
$—	$18.55	35.69%	$53.1	1.18%	1.18%	(0.04)%	15%
$—	$17.05	9.83%	$41.6	1.14%	1.14%	0.17%	27%
$—	$18.65	2.54%	$49.9	1.12%	1.12%	0.38%	36%
$—	$20.12	18.72%	$75.7	1.09%	1.09%	0.25%	23%

$—	$11.35	(15.58)%	$15.6	1.94%	1.94%	(0.82)%	16%
$—	$18.23	34.66%	$27.2	1.93%	1.93%	(0.78)%	15%
$—	$16.92	9.04%	$30.4	1.88%	1.88%	(0.57)%	27%
$—	$18.59	1.78%	$39.4	1.86%	1.86%	(0.35)%	36%
$—	$20.13	17.83%	$44.7	1.83%	1.83%	(0.49)%	23%

$—	$11.76	(15.94)%[i]	$71.6	0.69%	0.10%[h]	1.11%[h]	16%[j]

$—	$15.47	(10.87)%	$127.4	1.37%	1.04%	0.80%	37%
$—	$18.10	34.12%	$149.8	1.38%	1.04%	1.37%	22%
$—	$13.76	(4.13)%	$108.6	1.40%	1.04%	1.21%	26%
$—	$15.13	21.21%	$130.3	1.43%	1.04%	1.32%	38%
$—	$13.34	5.01%	$133.7	1.42%	1.04%	1.58%	47%

$—	$15.52	(10.76)%	$738.1	1.01%	0.85%	0.99%	37%
$—	$18.17	34.40%	$706.9	1.02%	0.85%	1.32%	22%
$—	$13.81	(3.97)%	$344.1	1.04%	0.85%	1.37%	26%
$—	$15.19	21.44%	$213.6	1.06%	0.85%	1.49%	38%
$—	$13.39	5.28%	$177.7	1.06%	0.85%	1.81%	47%

$—	$15.47	(11.02)%	$78.4	1.38%	1.21%	0.62%	37%
$—	$18.10	33.89%	$84.6	1.39%	1.21%	1.18%	22%
$—	$13.76	(4.31)%	$60.7	1.40%	1.21%	1.04%	26%
$—	$15.13	21.01%	$63.9	1.42%	1.21%	1.13%	38%
$—	$13.34	4.90%	$58.8	1.42%	1.21%	1.31%	47%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Real Estate Fund (cont’d)
Class C
8/31/2022	$18.15	$(0.02)	$(2.02)	$(2.04)	$(0.00)	$(0.60)	$—	$(0.60)
8/31/2021	$13.79	$0.08	$4.42	$4.50	$(0.06)	$(0.08)	$—	$(0.14)
8/31/2020	$15.16	$0.04	$(0.80)	$(0.76)	$(0.04)	$(0.57)	$—	$(0.61)
8/31/2019	$13.36	$0.06	$2.45	$2.51	$(0.05)	$(0.66)	$—	$(0.71)
8/31/2018	$13.52	$0.08	$0.47	$0.55	$(0.07)	$(0.64)	$—	$(0.71)

Class R3
8/31/2022	$18.06	$0.06	$(2.00)	$(1.94)	$(0.08)	$(0.60)	$—	$(0.68)
8/31/2021	$13.73	$0.15	$4.40	$4.55	$(0.14)	$(0.08)	$—	$(0.22)
8/31/2020	$15.10	$0.11	$(0.80)	$(0.69)	$(0.11)	$(0.57)	$—	$(0.68)
8/31/2019	$13.31	$0.12	$2.45	$2.57	$(0.12)	$(0.66)	$—	$(0.78)
8/31/2018	$13.49	$0.16	$0.44	$0.60	$(0.14)	$(0.64)	$—	$(0.78)

Class R6
8/31/2022	$18.16	$0.19	$(2.02)	$(1.83)	$(0.21)	$(0.60)	$—	$(0.81)
8/31/2021	$13.81	$0.24	$4.43	$4.67	$(0.24)	$(0.08)	$—	$(0.32)
8/31/2020	$15.19	$0.20	$(0.80)	$(0.60)	$(0.21)	$(0.57)	$—	$(0.78)
8/31/2019	$13.39	$0.21	$2.47	$2.68	$(0.22)	$(0.66)	$—	$(0.88)
8/31/2018	$13.56	$0.23	$0.47	$0.70	$(0.23)	$(0.64)	$—	$(0.87)

Class E
Period from 1/11/2022[g] to 8/31/2022	$18.24	$0.11	$(2.60)	$(2.49)	$(0.12)	$(0.10)	$—	$(0.22)

Small Cap Growth Fund
Investor Class
8/31/2022	$56.71	$(0.28)	$(9.57)	$(9.85)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[p]	$44.81	$(0.45)	$12.93	$12.48	$—	$(0.58)	$—	$(0.58)
8/31/2020[p]	$37.83	$(0.30)	$8.82	$8.52	$—	$(1.54)	$—	$(1.54)
8/31/2019[p]	$44.96	$(0.30)	$0.29	$(0.01)	$—	$(7.12)	$—	$(7.12)
8/31/2018[p]	$32.90	$(0.37)	$12.94	$12.57	$—	$(0.51)	$—	$(0.51)

Trust Class
8/31/2022	$56.68	$(0.39)	$(9.55)	$(9.94)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,p]	$44.87	$(0.56)	$12.95	$12.39	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,p]	$37.94	$(0.34)	$8.82	$8.48	$—	$(1.55)	$—	$(1.55)
8/31/2019[n,p]	$45.14	$(0.34)	$0.30	$(0.04)	$—	$(7.16)	$—	$(7.16)
8/31/2018[k,n,p]	$33.05	$(0.43)	$12.99	$12.56	$—	$(0.47)	$—	$(0.47)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$15.51	(11.72)%	$10.6	2.14%	1.96%	(0.13)%	37%
$—	$18.15	32.94%	$11.2	2.15%	1.96%	0.56%	22%
$—	$13.79	(5.08)%	$9.1	2.16%	1.96%	0.28%	26%
$—	$15.16	20.12%	$10.5	2.18%	1.96%	0.43%	38%
$—	$13.36	4.14%	$13.5	2.18%	1.96%	0.59%	47%

$—	$15.44	(11.23)%	$16.9	1.63%	1.46%	0.36%	37%
$—	$18.06	33.55%	$20.3	1.64%	1.46%	0.98%	22%
$—	$13.73	(4.58)%	$15.7	1.67%	1.46%	0.81%	26%
$—	$15.10	20.76%	$20.5	1.69%	1.46%	0.87%	38%
$—	$13.31	4.58%	$18.0	1.69%	1.46%	1.21%	47%

$—	$15.52	(10.62)%	$146.9	0.92%	0.75%	1.10%	37%
$—	$18.16	34.45%	$167.9	0.93%	0.75%	1.59%	22%
$—	$13.81	(3.87)%	$107.1	0.94%	0.75%	1.45%	26%
$—	$15.19	21.55%	$74.0	0.97%	0.76%	1.55%	38%
$—	$13.39	5.35%	$56.6	0.99%	0.78%	1.82%	47%

$—	$15.53	(13.67)%	$19.0	0.88%	0.08%[h]	1.00%[h]	37%[j]

$—	$37.93	(19.94)%	$62.8	1.32%	1.01%	(0.63)%	121%
$—	$56.71	27.95%	$85.7	1.28%	1.07%	(0.85)%	127%
$—	$44.81	23.20%	$72.5	1.41%	1.18%	(0.78)%	128%
$—	$37.83	4.06%	$65.6	1.58%	1.19%	(0.78)%	161%
$—	$44.96	38.67%	$66.1	1.75%	1.21%	(0.97)%	217%

$—	$37.81	(20.14)%	$3.9	1.49%	1.25%	(0.87)%	121%
$—	$56.68	27.70%	$5.4	1.47%	1.27%	(1.04)%	127%
$—	$44.87	23.04%	$4.6	1.54%	1.29%	(0.89)%	128%
$—	$37.94	3.99%	$4.6	1.70%	1.29%	(0.89)%	161%
$—	$45.14	38.45%	$4.4	1.86%	1.37%	(1.13)%	217%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Small Cap Growth Fund (cont’d)
Advisor Class
8/31/2022	$56.66	$(0.46)	$(9.54)	$(10.00)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,p]	$44.93	$(0.64)	$12.95	$12.31	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,p]	$38.05	$(0.39)	$8.83	$8.44	$—	$(1.56)	$—	$(1.56)
8/31/2019[n,p]	$45.36	$(0.40)	$0.29	$(0.11)	$—	$(7.20)	$—	$(7.20)
8/31/2018[k,n,p]	$33.51	$(0.49)	$13.09	$12.60	$—	$(0.75)	$—	$(0.75)

Institutional Class
8/31/2022	$56.73	$(0.24)	$(9.57)	$(9.81)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,p]	$44.74	$(0.36)	$12.93	$12.57	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,p]	$37.66	$(0.20)	$8.80	$8.60	$—	$(1.52)	$—	$(1.52)
8/31/2019[n,p]	$44.59	$(0.17)	$0.29	$0.12	$—	$(7.05)	$—	$(7.05)
8/31/2018[k,n,p]	$32.51	$(0.25)	$12.81	$12.56	$—	$(0.48)	$—	$(0.48)

Class A
8/31/2022	$56.68	$(0.39)	$(9.55)	$(9.94)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,p]	$44.88	$(0.56)	$12.94	$12.38	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,p]	$37.93	$(0.32)	$8.82	$8.50	$—	$(1.55)	$—	$(1.55)
8/31/2019[n,p]	$45.10	$(0.29)	$0.26	$(0.03)	$—	$(7.14)	$—	$(7.14)
8/31/2018[k,n,p]	$32.98	$(0.39)	$12.97	$12.58	$—	$(0.46)	$—	$(0.46)

Class C
8/31/2022	$56.58	$(0.73)	$(9.49)	$(10.22)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,p]	$45.14	$(0.97)	$12.99	$12.02	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,p]	$38.45	$(0.62)	$8.90	$8.28	$—	$(1.59)	$—	$(1.59)
8/31/2019[n,p]	$46.16	$(0.63)	$0.27	$(0.36)	$—	$(7.35)	$—	$(7.35)
8/31/2018[k,n,p]	$34.31	$(0.69)	$13.33	$12.64	$—	$(0.79)	$—	$(0.79)

Class R3
8/31/2022	$56.65	$(0.50)	$(9.54)	$(10.04)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,p]	$44.97	$(0.70)	$12.96	$12.26	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,p]	$38.10	$(0.43)	$8.86	$8.43	$—	$(1.56)	$—	$(1.56)
8/31/2019[n,p]	$45.45	$(0.43)	$0.29	$(0.14)	$—	$(7.21)	$—	$(7.21)
8/31/2018[k,n,p]	$33.57	$(0.49)	$13.12	$12.63	$—	$(0.75)	$—	$(0.75)

Class R6
8/31/2022	$56.74	$(0.18)	$(9.59)	$(9.77)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,p]	$44.71	$(0.31)	$12.92	$12.61	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,p]	$37.59	$(0.15)	$8.79	$8.64	$—	$(1.52)	$—	$(1.52)
Period from 9/7/2018[g] to 8/31/2019[n,p]	$43.68	$0.06	$0.88	$0.94	$—	$(7.03)	$—	$(7.03)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$37.73	(20.26)%	$2.6	1.64%	1.40%	(1.02)%	121%
$—	$56.66	27.50%	$3.9	1.63%	1.42%	(1.19)%	127%
$—	$44.93	22.86%	$3.2	1.70%	1.44%	(1.04)%	128%
$—	$38.05	3.81%	$2.8	1.87%	1.44%	(1.04)%	161%
$—	$45.36	38.26%	$2.5	2.03%	1.51%	(1.27)%	217%

$—	$37.99	(19.86)%	$146.5	1.13%	0.90%	(0.53)%	121%
$—	$56.73	28.18%	$235.8	1.09%	0.90%	(0.68)%	127%
$—	$44.74	23.52%	$158.1	1.18%	0.90%	(0.51)%	128%
$—	$37.66	4.38%	$87.7	1.28%	0.90%	(0.43)%	161%
$—	$44.59	39.12%	$16.4	1.50%	0.90%	(0.66)%	217%

$—	$37.81	(20.14)%	$18.2	1.53%	1.26%	(0.88)%	121%
$—	$56.68	27.69%	$26.5	1.49%	1.26%	(1.04)%	127%
$—	$44.88	23.09%	$23.3	1.60%	1.26%	(0.86)%	128%
$—	$37.93	4.01%	$50.1	1.65%	1.26%	(0.76)%	161%
$—	$45.10	38.60%	$5.3	1.88%	1.26%	(1.02)%	217%

$—	$37.43	(20.74)%	$4.2	2.25%	2.01%	(1.64)%	121%
$—	$56.58	26.75%	$6.6	2.21%	2.01%	(1.79)%	127%
$—	$45.14	22.19%	$4.6	2.30%	2.01%	(1.61)%	128%
$—	$38.45	3.20%	$4.2	2.45%	2.01%	(1.60)%	161%
$—	$46.16	37.56%	$3.1	2.62%	2.01%	(1.77)%	217%

$—	$37.68	(20.35)%	$5.4	1.77%	1.51%	(1.13)%	121%
$—	$56.65	27.38%	$6.0	1.74%	1.51%	(1.29)%	127%
$—	$44.97	22.80%	$3.7	1.86%	1.51%	(1.11)%	128%
$—	$38.10	3.73%	$2.4	2.01%	1.51%	(1.10)%	161%
$—	$45.45	38.29%	$2.2	2.17%	1.51%	(1.27)%	217%

$—	$38.04	(19.78)%	$77.7	1.05%	0.80%	(0.42)%	121%
$—	$56.74	28.29%	$53.1	0.99%	0.80%	(0.58)%	127%
$—	$44.71	23.65%	$37.2	1.08%	0.80%	(0.40)%	128%
$—	$37.59	6.35%[i]	$21.0	1.15%[h]	0.81%[h]	0.15%[h]	161%[j]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Sustainable Equity Fund
Investor Class
8/31/2022	$49.85	$0.18	$(6.29)	$(6.11)	$(0.34)	$(4.54)	$—	$(4.88)
8/31/2021[p]	$39.44	$0.18	$12.84	$13.02	$(0.26)	$(2.35)	$—	$(2.61)
8/31/2020[p]	$37.08	$0.22	$5.56	$5.78	$(0.25)	$(3.17)	$—	$(3.42)
8/31/2019[p]	$41.86	$0.30	$(1.80)	$(1.50)	$(0.16)	$(3.12)	$—	$(3.28)
8/31/2018[l,p]	$37.56	$0.23	$6.41	$6.64	$(0.31)	$(2.03)	$—	$(2.34)

Trust Class
8/31/2022	$49.90	$0.10	$(6.30)	$(6.20)	$(0.25)	$(4.54)	$—	$(4.79)
8/31/2021[p]	$39.47	$0.10	$12.85	$12.95	$(0.17)	$(2.35)	$—	$(2.52)
8/31/2020[p]	$37.10	$0.15	$5.58	$5.73	$(0.19)	$(3.17)	$—	$(3.36)
8/31/2019[p]	$41.88	$0.24	$(1.80)	$(1.56)	$(0.10)	$(3.12)	$—	$(3.22)
8/31/2018[l,p]	$37.56	$0.23	$6.41	$6.64	$(0.31)	$(2.03)	$—	$(2.34)

Institutional Class
8/31/2022	$49.78	$0.25	$(6.27)	$(6.02)	$(0.43)	$(4.54)	$—	$(4.97)
8/31/2021[p]	$39.40	$0.26	$12.81	$13.07	$(0.34)	$(2.35)	$—	$(2.69)
8/31/2020[p]	$37.02	$0.28	$5.57	$5.85	$(0.30)	$(3.17)	$—	$(3.47)
8/31/2019[p]	$41.84	$0.37	$(1.81)	$(1.44)	$(0.26)	$(3.12)	$—	$(3.38)
8/31/2018[p]	$37.55	$0.30	$6.41	$6.71	$(0.39)	$(2.03)	$—	$(2.42)

Class A
8/31/2022	$49.84	$0.09	$(6.28)	$(6.19)	$(0.27)	$(4.54)	$—	$(4.81)
8/31/2021[p]	$39.43	$0.10	$12.83	$12.93	$(0.17)	$(2.35)	$—	$(2.52)
8/31/2020[p]	$37.08	$0.15	$5.57	$5.72	$(0.20)	$(3.17)	$—	$(3.37)
8/31/2019[p]	$41.88	$0.23	$(1.81)	$(1.58)	$(0.10)	$(3.12)	$—	$(3.22)
8/31/2018[l,p]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$—	$(2.27)

Class C
8/31/2022	$49.19	$(0.24)	$(6.17)	$(6.41)	$—	$(4.67)	$—	$(4.67)
8/31/2021[p]	$39.07	$(0.23)	$12.70	$12.47	$—	$(2.35)	$—	$(2.35)
8/31/2020[p]	$36.85	$(0.12)	$5.51	$5.39	$—	$(3.17)	$—	$(3.17)
8/31/2019[p]	$41.81	$(0.04)	$(1.80)	$(1.84)	$(0.10)	$(3.12)	$—	$(3.12)
8/31/2018[l,p]	$37.63	$(0.14)	$6.42	$6.28	$(0.07)	$(2.03)	$—	$(2.10)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$38.86	(13.70)%	$346.2	0.85%	0.85%	0.40%	14%
$—	$49.85	34.45%	$437.8	0.84%	0.84%	0.40%	16%
$—	$39.44	16.12%	$429.6	0.86%	0.86%	0.59%	21%
$—	$37.08	(2.70)%	$446.1	0.86%	0.86%	0.80%	20%
$—	$41.86	18.36%	$679.3	0.85%	0.85%	0.59%	12%

$—	$38.91	(13.85)%	$108.5	1.03%	1.03%	0.22%	14%
$—	$49.90	34.21%	$148.7	1.02%	1.02%	0.23%	16%
$—	$39.47	15.95%	$122.9	1.03%	1.03%	0.42%	21%
$—	$37.10	(2.86)%	$161.3	1.03%	1.03%	0.65%	20%
$—	$41.88	18.36%	$679.3	0.85%	0.85%	0.59%	12%

$—	$38.79	(13.55)%	$608.2	0.68%	0.68%	0.57%	14%
$—	$49.78	34.68%	$896.3	0.67%	0.67%	0.58%	16%
$—	$39.40	16.35%	$689.9	0.68%	0.68%	0.77%	21%
$—	$37.02	(2.52)%	$768.3	0.68%	0.68%	1.00%	20%
$—	$41.84	18.56%	$950.5	0.67%	0.67%	0.76%	12%

$—	$38.84	(13.86)%	$133.1	1.04%	1.04%	0.21%	14%
$—	$49.84	34.17%	$160.6	1.04%	1.04%	0.21%	16%
$—	$39.43	15.94%	$98.0	1.05%	1.05%	0.41%	21%
$—	$37.08	(2.90)%	$95.1	1.05%	1.05%	0.61%	20%
$—	$41.88	18.14%	$126.4	1.04%	1.04%	0.40%	12%

$—	$38.11	(14.49)%	$36.4	1.79%	1.79%	(0.55)%	14%
$—	$49.19	33.19%	$48.0	1.79%	1.79%	(0.53)%	16%
$—	$39.07	15.06%	$40.4	1.79%	1.79%	(0.34)%	21%
$—	$36.85	(3.62)%	$47.4	1.79%	1.79%	(0.12)%	20%
$—	$41.81	17.26%	$62.4	1.78%	1.78%	(0.35)%	12%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Sustainable Equity Fund (cont’d)
Class R3
8/31/2022	$49.82	$(0.02)	$(6.29)	$(6.31)	$—	$(4.67)	$—	$(4.67)
8/31/2021[p]	$39.41	$(0.01)	$12.84	$12.83	$(0.07)	$(2.35)	$—	$(2.42)
8/31/2020[p]	$37.10	$(0.06)	$5.56	$5.62	$(0.14)	$(3.17)	$—	$(3.31)
8/31/2019[p]	$41.90	$0.14	$(1.79)	$(1.65)	$(0.03)	$(3.12)	$—	$(3.15)
8/31/2018[l,p]	$37.59	$0.06	$6.42	$6.48	$(0.14)	$(2.03)	$—	$(2.17)

Class R6
8/31/2022	$49.79	$0.29	$(6.27)	$(5.98)	$(0.47)	$(4.54)	$—	$(5.01)
8/31/2021[p]	$39.41	$0.30	$12.82	$13.12	$(0.39)	$(2.35)	$—	$(2.74)
8/31/2020[p]	$37.01	$0.32	$5.58	$5.90	$(0.33)	$(3.17)	$—	$(3.50)
8/31/2019[p]	$41.83	$0.40	$(1.81)	$(1.41)	$(0.29)	$(3.12)	$—	$(3.41)
8/31/2018[l,p]	$37.54	$0.32	$6.41	$6.73	$(0.41)	$(2.03)	$—	$(2.44)

U.S. Equity Impact Fund
Institutional Class
8/31/2022	$11.35	$0.01	$(2.50)	$(2.49)	$(0.00)	$(0.01)	$—	$(0.01)
Period from 3/23/2021[g] to 8/31/2021	$10.00	$(0.01)	$1.36	$1.35	$—	$—	$—	$—

Class A
8/31/2022	$11.33	$(0.03)	$(2.49)	$(2.52)	$—	$(0.01)	$—	$(0.01)
Period from 3/23/2021[g] to 8/31/2021	$10.00	$(0.02)	$1.35	$1.33	$—	$—	$—	$—

Class C
8/31/2022	$11.29	$(0.10)	$(2.47)	$(2.57)	$—	$(0.01)	$—	$(0.01)
Period from 3/23/2021[g] to 8/31/2021	$10.00	$(0.06)	$1.35	$1.29	$—	$—	$—	$—
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$38.84	(14.08)%	$18.6	1.30%	1.30%	(0.05)%	14%
$—	$49.82	33.87%	$23.8	1.29%	1.29%	(0.03)%	16%
$—	$39.41	15.63%	$28.0	1.30%	1.30%	0.16%	21%
$—	$37.10	(3.12)%	$31.8	1.29%	1.29%	0.36%	20%
$—	$41.90	17.85%	$36.4	1.28%	1.28%	0.15%	12%

$—	$38.80	(13.47)%	$174.4	0.58%	0.58%	0.66%	14%
$—	$49.79	34.82%	$264.3	0.57%	0.57%	0.68%	16%
$—	$39.41	16.48%	$233.6	0.58%	0.58%	0.88%	21%
$—	$37.01	(2.44)%	$238.1	0.59%	0.59%	1.08%	20%
$—	$41.83	18.65%	$321.1	0.60%	0.60%	0.83%	12%

$—	$8.85	(21.95)%	$5.9	5.26%	0.90%	0.13%	28%
$—	$11.35	13.50%[i]	$6.1	6.59%[h],s	0.90%[h],s	(0.19)%[h],s	7%[i]

$—	$8.80	(22.28)%	$0.1	5.77%	1.26%	(0.29)%	28%
$—	$11.33	13.30%[i]	$0.2	9.83%[h],s	1.26%[h],s	(0.48)%[h],s	7%[i]

$—	$8.71	(22.80)%	$0.0	6.76%	2.01%	(0.99)%	28%
$—	$11.29	12.90%[i]	$0.0	18.90%[h],s	2.01%[h],s	(1.30)%[h],s	7%[i]

Notes to Financial Highlights Equity Funds

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted.
Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c
Except for the Fund classes listed below, the class action proceeds listed in Note A of the Notes to Financial
Statements, if any, had no impact on the Funds’ total returns for the year ended August 31, 2022. Had the
Fund classes listed below not received class action proceeds in 2022, total return on per share NAV for the year ended August 31, 2022, would have been:

Multi-Cap Opportunities Institutional Class	(15.17%)
Multi-Cap Opportunities Class A	(15.43%)
Multi-Cap Opportunities Class C	(16.11%)
Multi-Cap Opportunities Class E	(16.37%)

Except for the Fund classes listed below, the class action proceeds received in 2021, 2020, 2019, and/or
2018, if any, had no impact on the Funds’ total returns for the years ended August 31, 2021, and/or 2019.
Had the Fund classes listed below not received class action proceeds in 2021, and/or 2019, total return based on per share NAV for the years ended August 31, 2021, and/or 2019 would have been:

	2021	2019
International Equity Investor Class	28.10%	—
International Equity Trust Class	28.02%	—
International Equity Institutional Class	28.30%	—
International Equity Class A	27.90%	—
International Equity Class C	26.92%	—
International Equity Class R6	28.42%	—
International Select Trust Class	27.98%	—
International Select Institutional Class	28.42%	—
International Select Class A	28.00%	—
International Select Class C	26.96%	—
International Select Class R3	27.59%	—
International Select Class R6	28.43%	—
Large Cap Value Investor Class	49.98%	6.21%
Large Cap Value Trust Class	49.69%	6.00%
Large Cap Value Advisor Class	49.41%	5.86%
Large Cap Value Class A	49.63%	—
Large Cap Value Class R3	49.23%	—
Multi-Cap Opportunities Institutional Class	36.16%	—
Small Cap Growth Investor Class	27.90%	3.98%
Small Cap Growth Trust Class	27.66%	3.90%
Small Cap Growth Advisor Class	27.46%	3.73%
Small Cap Growth Institutional Class	28.16%	4.35%
Small Cap Growth Class A	27.64%	3.98%

Notes to Financial Highlights Equity Funds  (cont’d)
	2021	2019
Small Cap Growth Class C	26.71%	3.11%
Small Cap Growth Class R3	27.36%	3.62%
Small Cap Growth Class R6	28.25%	—

d	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
e
After repayment of expenses previously reimbursed and/or fees previously waived pursuant to the terms of the contractual expense limitation agreements by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2022	2021	2020	2019	2018
Emerging Markets Equity Institutional Class	—	1.21%	1.24%	1.25%	—
Emerging Markets Equity Class R3	—	1.90%	—	—	—
Emerging Markets Equity Class R6	—	1.10%	1.11%	1.15%	—
Focus Institutional Class	—	0.74%	—	—	0.75%
Focus Class A	—	1.11%	—	—	—
Genesis Class R6	—	—	0.74%	—	—
Intrinsic Value Institutional Class	0.96%	0.99%	—	—	—
Intrinsic Value Class A	1.33%	—	—	—	—
Intrinsic Value Class C	2.07%	2.11%	—	—	—
Intrinsic Value Class R6	—	0.89%	—	—	—
Large Cap Growth Class R3	1.34%	—	1.31%	—	—
Large Cap Growth Class R6	—	—	0.56%	—	—
Large Cap Value Institutional Class	—	—	—	—	0.70%
Large Cap Value Class R3	—	—	1.33%	1.33%	—
Large Cap Value Class R6	—	—	0.59%	—	—
Mid Cap Growth Class C	—	—	—	—	1.82%
Mid Cap Growth Class R3	—	—	—	1.33%	1.34%
Mid Cap Intrinsic Value Class R6	—	—	0.74%	—	—

f
After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

g	The date investment operations commenced.
h	Annualized.
i	Not annualized.
j
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended
August 31, 2019, for Intrinsic Value, Large Cap Value, Mid Cap Intrinsic Value and Small Cap Growth and
for the year ended August 31, 2022, for Equity Income, Genesis, International Equity, Large Cap Value,
Multi-Cap Opportunities and Real Estate.

k
After the close of business on February 23, 2018, the Funds’ applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

l
After the close of business on December 8, 2017, the Funds’ applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

Notes to Financial Highlights Equity Funds  (cont’d)
m
Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Greater China Equity (2019) and International Small Cap (2020) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Greater China Equity and International Small Cap not utilized the line of credit, and/or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2020	2019
Greater China Equity Institutional Class	—	1.50%
Greater China Equity Class A	—	1.86%
Greater China Equity Class C	—	2.61%
International Small Cap Institutional Class	1.05%	—
International Small Cap Class A	1.41%	—
International Small Cap Class C	2.16%	—
International Small Cap Class R6	0.95%	—

n
After the close of business on July 23, 2021, the Funds’ applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

o	Had International Equity not received the voluntary contribution in 2020, the total return based on per share NAV for the year ended August 31, 2020 would have been:

Year Ended August 31, 2020
International Equity Investor Class	15.31%
International Equity Trust Class	15.33%
International Equity Institutional Class	15.66%
International Equity Class A	15.19%
International Equity Class C	14.33%
International Equity Class R6	15.83%

p	This information has been audited by a different independent public accounting firm.
q	Consolidated financial highlights. See Note A in the Notes to Financial Statements.
r
After the close of business on August 16, 2019, Large Cap Value acquired all of the net assets of Neuberger
Berman Value Fund in a tax-free exchange of shares pursuant to a Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases of $30,333,739 of securities acquired, and there were no sales made following a purchase-of-assets transaction relative to the merger.

s	Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
Neuberger Berman Equity Funds and the Shareholders of:
Neuberger Berman Dividend Growth Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Greater China Equity Fund
Neuberger Berman International Equity Fund
Neuberger Berman International Select Fund
Neuberger Berman International Small Cap Fund
Neuberger Berman Intrinsic Value Fund

Neuberger Berman Large Cap Growth Fund
Neuberger Berman Large Cap Value Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Mid Cap Intrinsic Value Fund
Neuberger Berman Multi-Cap Opportunities Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Sustainable Equity Fund
Neuberger Berman U.S. Equity Impact Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman Large Cap Growth Fund (formerly, Neuberger Berman Guardian Fund) (one of the series constituting the Neuberger Berman Equity Funds (the "Trust")), including the consolidated schedule of investments, as of August 31, 2022, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "consolidated financial statements"). We have audited the accompanying statements of assets and liabilities of Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Sustainable Equity Fund, and Neuberger Berman U.S. Equity Impact Fund (collectively, together with Neuberger Berman Large Cap Growth Fund, referred to as the "Funds") (nineteen of the series constituting the Trust), including the schedules of investments, as of August 31, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively, together with the consolidated financial statements, referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position, or the consolidated financial position, of each of the Funds (twenty of the series constituting Neuberger Berman Equity Funds) at August 31, 2022, and the results, or the consolidated results, of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles. The accompanying statements of changes in net assets of the Neuberger Berman

Intrinsic Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Sustainable Equity Fund for the year ended August 31, 2021 and the accompanying financial highlights of the Neuberger Berman Intrinsic Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Sustainable Equity Fund for each of the periods in the four years then ended were audited by another independent registered public accounting firm whose report, dated October 20, 2021, expressed an unqualified opinion on the financial statements containing those statements of changes in net assets and financial highlights.
Individual fund constituting Neuberger Berman Equity Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Neuberger Berman Dividend Growth Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Greater China Equity Fund
Neuberger Berman International Equity Fund
Neuberger Berman International Select Fund
Neuberger Berman International Small Cap Fund
Neuberger Berman Large Cap Growth Fund
Neuberger Berman Large Cap Value Fund
Neuberger Berman Real Estate Fund
	For the year ended August 31, 2022	For each of the two years in the period ended August 31, 2022	For each of the five years in the period ended August 31, 2022
Neuberger Berman U.S. Equity Impact Fund	For the year ended August 31, 2022	For the year ended August 31, 2022 and the period from March 23, 2021 (commencement of operations) to August 31, 2021	For the year ended August 31, 2022 and the period from March 23, 2021 (commencement of operations) to August 31, 2021
Neuberger Berman Intrinsic Value Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Mid Cap Intrinsic Value Fund
Neuberger Berman Multi-Cap Opportunities Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Sustainable Equity Fund
	For the year ended August 31, 2022	For the year ended August 31, 2022	For the year ended August 31, 2022
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
October 27, 2022

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Subadviser
Green Court Capital Management Limited
20th Floor
Jardine House
1 Connaught Place
Hong Kong
Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Shareholder Servicing Agent
DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407
For Investor, Trust, Advisor & Institutional Class Shareholders address correspondence to:
Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
For Class A, Class C, Class R3 and Class R6 Shareholders:
Please contact your investment provider
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Funds' Statement of Additional Information includes additional information about the Trustees as of the time of the Funds' most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50
Director, America Press, Inc.
(not-for-profit Jesuit
publisher), 2015 to 2021;
formerly, Director, Fordham
University, 2001 to 2018;
formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, Jewish
Theological Seminary, 2012
to 2020; formerly, Executive
Vice President and General
Counsel, Fidelity
Investments, 2007 to
2012;formerly, Executive
Vice President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
50
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
Jewish Theological Seminary,
since 2015; formerly,
Director, Legility, Inc.
(privately held for-profit
company), 2012 to 2021;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha Clarke Goss (1949)	Trustee since 2007
President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
50
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), from 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), from 1987 to
1996, 2003 to 2019; ;
Trustee Emerita, Brown
University, since 1998;
Director, Museum of
American Finance
(not-for-profit), since 2013;
formerly, Non-Executive
Chair and Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director of Foster
Wheeler Manufacturing,
1994 to 2004; formerly
Director Dexter Corp.,
Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies, 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, 1 William Street
Credit Income Fund, since
2018; Board Member,
American Family Insurance (a
mutual company, not
publicly traded), since March
2009; formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50
Board member, The
Maritime Aquarium at
Norwalk, since 2020; Board
member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, adjunct Professor, Columbia University School of International and Public Affairs, from 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	50
Director, 1 WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
Formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	50
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000-2002; formerly,
Director, BMC Software
Federal, LLC, 2014-2019.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
(“LBHI”) Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
(“LBI”), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
50
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument ("Trust Instrument"), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer (Mutual Funds) and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC
(2009-2014), Secretary, PNC Funds and PNC Advantage Funds
(2010-2014); Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel— Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel
(2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 —
2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger Berman, since 2008 and Employee since 1999;
Vice President, NBIA, since 2008; formerly, Assistant Vice President,
Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant
Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer — Mutual Funds and Managing Director, NBIA, since 2015;
formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice
President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating
Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018
Senior Vice President and Associate General Counsel, Neuberger Berman,
since July 2018; Assistant United States Attorney, Southern District of New
York, 2009 to 2018; Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Liquidity Risk Management Program
Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Funds have established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Funds’ liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in a Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Funds' liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds' liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Funds’ investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions, which for the relevant period included, among other factors, market volatility as a result of geopolitical tensions (e.g., Russia’s invasion of Ukraine) and the emergence of new COVID variants. The Program Administrator also utilizes information about the Funds’ investment strategy, the characteristics of the Funds’ shareholder base and historical redemption activity.
The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from April 1, 2021 through March 31, 2022. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

Report of Votes of Shareholders
A Special Meeting of Shareholders was held on June 30, 2022, adjourned to August 11, 2022, and further adjourned to August 30, 2022 for certain of the Neuberger Berman Equity Funds (the "Trust").  Shareholders voted to approve the election of four trustees to the Board of Trustees of the Trust and to approve the amendment of certain fundamental investment policies of each Fund.
Proposal 1 – To approve the election of Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis as Trustees to the Board of Trustees of the Trust as follows:
Neuberger Berman Equity Funds
Number of Shares

	Votes For	Votes Against	Abstentions
Michael J. Cosgrove	613,443,223	—	9,975,435
Marc Gary	612,260,084	—	11,158,574
Deborah C. McLean	613,729,664	—	9,688,994
James G. Stavridis	557,129,419	—	66,289,239
Proposal 2 – To approve the amendment of certain fundamental investment policies of each Fund (except Neuberger Berman U.S. Equity Impact Fund) as follows:
(A) To approve the amendment of the fundamental investment policy regarding borrowing;
(B) To approve the amendment of the fundamental investment policy regarding commodities;
(C) To approve the amendment of the fundamental investment policy regarding industry concentration;
(D) To approve the amendment of the fundamental investment policy regarding lending;
(E) To approve the amendment of the fundamental investment policy regarding investing in real estate;
(F) To approve the amendment of the fundamental investment policy regarding the issuance of senior securities to permit issuing senior securities; and
(G) To approve the amendment of the fundamental investment policy regarding underwriting.
Dividend Growth:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	2,858,048	202	1,961
B	2,856,259	—	3,953
C	2,855,440	—	4,772
D	2,855,237	202	4,772
E	2,855,440	—	4,772
F	2,855,237	202	4,772
G	2,854,852	202	5,158

Emerging Markets Equity:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	28,514,573	46,514	39,276
B	28,514,285	27,351	58,727
C	28,514,141	30,457	55,765
D	28,513,136	31,463	55,765
E	28,514,040	30,558	55,765
F	28,512,511	32,088	55,765

Emerging Markets Equity (cont’d):	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
G	28,513,623	29,413	57,328

Equity Income:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	33,082,103	348,429	490,930
B	33,109,865	384,725	426,873
C	33,124,893	350,102	446,467
D	33,098,123	375,236	448,103
E	33,211,422	263,925	446,115
F	33,028,795	460,913	431,755
G	33,046,554	410,708	464,201

Focus:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	12,483,067	1,452,411	1,204,195
B	12,921,978	1,592,509	1,447,122
C	12,491,727	1,321,075	1,326,871
D	12,931,971	1,607,689	1,421,949
E	13,070,931	1,568,626	1,322,053
F	12,997,366	1,620,768	1,343,475
G	12,846,381	1,641,267	1,473,961

Genesis:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	62,839,477	2,694,375	1,201,640
B	62,776,617	2,628,873	1,330,002
C	63,078,534	2,394,341	1,262,616
D	62,419,510	2,904,746	1,411,236
E	62,920,810	2,556,422	1,258,260
F	62,778,388	2,657,295	1,299,810
G	62,349,657	2,826,582	1,559,253

Global Real Estate:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	168,154	664	—
B	167,369	1,449	—
C	167,369	1,449	—
D	167,369	1,449	—
E	167,369	1,449	—
F	167,369	1,449	—
G	167,369	1,449	—

Greater China Equity:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	3,972,754	3,704	—
B	3,972,754	3,704	—
C	3,972,754	3,704	—
D	3,972,754	3,704	—
E	3,973,123	3,334	—
F	3,973,123	3,334	—
G	3,972,754	3,704	—

International Equity:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	68,779,350	330,790	101,151
B	68,939,891	169,282	102,119
C	68,886,477	246,997	77,817
D	68,936,534	177,070	97,688
E	68,695,135	431,649	84,508
F	68,890,503	220,345	100,444
G	68,876,049	243,943	91,300

International Select:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	7,499,907	188,769	19,391
B	7,662,129	25,694	20,244
C	7,502,617	185,206	20,244
D	7,499,907	187,917	20,244
E	7,500,792	187,032	20,244
F	7,499,907	187,917	20,244
G	7,499,907	187,917	20,244

International Small Cap:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	147,457	—	—
B	147,457	—	—
C	147,457	—	—
D	147,457	—	—
E	146,183	—	1,274
F	147,457	—	—
G	147,457	—	—

Intrinsic Value:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	31,183,518	188,968	159,261
B	31,171,111	199,356	161,280
C	31,200,445	174,799	156,503

Intrinsic Value (cont’d):	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
D	31,184,256	189,574	157,917
E	31,190,202	182,814	158,731
F	31,182,728	186,639	162,380
G	31,167,774	208,193	155,781

Large Cap Growth:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	28,594,782	3,292,644	1,608,300
B	28,564,824	3,355,493	1,575,410
C	28,876,546	3,009,206	1,609,975
D	28,476,861	3,409,784	1,609,082
E	28,663,446	3,274,473	1,557,809
F	28,626,286	3,096,333	1,773,107
G	28,317,780	3,465,054	1,712,893

Large Cap Value:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	74,758,585	2,021,257	2,038,388
B	74,607,578	2,201,703	2,008,949
C	75,010,845	1,794,466	2,012,918
D	74,645,671	2,127,497	2,045,061
E	74,971,054	1,827,371	2,019,804
F	74,828,718	1,881,399	2,108,112
G	74,559,170	2,184,103	2,074,957

Mid Cap Growth:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	41,754,791	5,507,267	1,251,648
B	45,191,063	1,995,420	1,327,224
C	41,943,299	5,199,216	1,371,192
D	41,558,990	5,541,764	1,412,953
E	45,371,103	1,768,004	1,374,600
F	41,742,002	5,349,152	1,422,553
G	41,889,726	5,242,631	1,381,350

Mid Cap Intrinsic Value:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	1,033,309	59,381	15,130
B	1,034,222	58,469	15,130
C	1,056,021	36,669	15,130
D	1,050,124	42,566	15,130
E	1,053,503	39,187	15,130
F	1,050,268	42,422	15,130

Mid Cap Intrinsic Value (cont’d):	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
G	1,050,268	42,422	15,130

Multi-Cap Opportunities:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	13,785,801	220,200	69,044
B	13,772,598	221,474	80,974
C	13,791,104	202,746	81,195
D	13,762,202	227,191	85,653
E	13,772,394	224,611	78,040
F	13,786,478	205,231	83,336
G	13,807,864	181,169	86,012

Real Estate:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	22,101,968	514,985	430,605
B	21,889,856	755,752	401,950
C	22,119,725	475,236	452,597
D	21,875,325	766,457	405,776
E	21,976,721	635,617	435,220
F	22,111,568	495,443	440,546
G	21,883,502	707,947	456,108

Small Cap Growth:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	1,771,159	80,625	72,008
B	1,779,091	71,148	73,553
C	1,778,940	66,908	77,945
D	1,760,380	88,699	74,713
E	1,795,514	65,507	62,771
F	1,780,653	72,627	70,513
G	1,766,096	82,605	75,092

Sustainable Equity:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	11,158,171	556,017	508,307
B	10,543,801	1,048,056	630,637
C	10,900,209	736,641	585,645
D	11,046,792	502,966	672,737
E	10,758,910	894,878	568,707
F	10,799,163	832,470	590,863
G	10,783,659	831,325	607,511

Notice to Shareholders
For the fiscal year ended August 31, 2022, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as Capital Gains Distributions and Qualified Dividend Income. Complete information regarding each Fund’s Qualified Dividend Income distributions during the calendar year 2022 will be reported in conjunction with Form 1099-DIV.
Fund	Capital Gains Distributions	Qualified Dividend Income
Dividend Growth	$2,078,082	$796,530
Emerging Markets Equity	—	12,772,276
Equity Income	109,573,086	25,893,908
Focus	121,088,284	5,705,076
Genesis	1,426,023,001	21,524,418
Global Real Estate	194,695	40,595
Greater China Equity	2,376,951	224,171
International Equity	200,779,670	18,624,094
International Select	16,994,780	2,191,849
International Small Cap	168,049	20,442
Intrinsic Value	93,421,691	7,349,079
Large Cap Growth	133,589,285	12,889,372
Large Cap Value	199,459,405	173,541,759
Mid Cap Growth	281,139,479	—
Mid Cap Intrinsic Value	—	430,496
Multi-Cap Opportunities	164,718,334	1,310,227
Real Estate(a)	40,837,537	13,888,465
Small Cap Growth	30,851,056	—
Sustainable Equity	195,053,478	8,716,053
U.S. Equity Impact	—	60,969

(a)	Section 1250 gain distribution of $1,155,198 for Real Estate.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0599 10/22

(b) Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean. Mr. Cosgrove, Ms. Goss and Ms. McLean are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman Dividend Growth, Emerging Markets Equity, Equity Income, Focus, Genesis, Global Real Estate, Greater China Equity, Guardian, Integrated Large Cap, International Equity, International Select, International Small Cap, Large Cap Value, Real Estate, and U.S. Equity Impact Funds.  Effective December 15, 2021, E&Y also serves as independent registered public accounting firm to the Neuberger Berman Intrinsic Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, and Sustainable Equity Funds.

Prior to December 15, 2021, Tait, Weller & Baker LLP (“Tait Weller”) served as independent registered public accounting firm to the Neuberger Berman Intrinsic Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, and Sustainable Equity Funds.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y, the Funds’ current Independent Registered Public Accounting Firm, for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $679,126 and $866,500 for the fiscal years ended 2021 and 2022, respectively.

The aggregate fees billed for professional services rendered by Tait Weller, certain of the Funds’ prior Independent Registered Public Accounting Firm, for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $130,950 for the fiscal year ended 2021.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 for the fiscal year ended 2021.  The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal year ended 2021. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $274,350 and $273,830 for the fiscal years ended 2021 and 2022, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended 2021, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal year ended 2021.  The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for the fiscal year ended 2021. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal year ended 2021. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e)  Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $274,350 and $273,830 for the fiscal years ended 2021 and 2022, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $0 for the fiscal year ended 2021.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 for the fiscal year ended 2021.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	The information regarding change in independent public accountant is incorporated by reference to Registrant’s Form N-CSRS, Investment Company Act file number 811- 00582 (filed April 27, 2022).

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: November 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: November 4, 2022

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: November 4, 2022